UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐ Preliminary Proxy Statement
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☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

AVANOS MEDICAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐ No fee required.
☒ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

AVANOS MEDICAL, INC.
5405 Windward Parkway
Suite 100 South
Alpharetta, Georgia 30004
June 10, 2026
Dear Avanos Stockholder:
It is our pleasure to invite you to attend a special meeting of stockholders (such meeting, including any adjournments or postponements thereof, the “Special Meeting”) of Avanos Medical, Inc., a Delaware corporation (“Avanos” or the “Company”), to be held on July 22, 2026, at 9:00 a.m., Eastern Time, at the offices of Alston & Bird LLP, One Atlantic Center, 1201 West Peachtree Street, Atlanta, Georgia 30309.
On April 13, 2026, the Company entered into an Agreement and Plan of Merger (as it has been or may be amended, supplemented, waived or otherwise modified in accordance with its terms, the “Merger Agreement”) with A-AV Holdco I, Inc., a Delaware corporation (“Parent”), and A-AV MergerSub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Subsidiary”), pursuant to which, among other things, Merger Subsidiary will merge with and into the Company, with the Company surviving as a wholly-owned subsidiary of Parent (the “Merger”). Parent and Merger Subsidiary are affiliated with investment funds advised by American Industrial Partners, an operationally focused private equity firm with deep expertise in industrial and engineered products.
Upon the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each issued and outstanding share (each, a “Share”) of the Company’s common stock, par value $0.01 per share (“Common Stock”) (other than (i) Shares held by the Company as treasury stock or owned by any subsidiary of the Company or by Parent or any subsidiary of Parent immediately prior to the Effective Time and (ii) Shares held by a holder who is entitled to demand and properly demands appraisal of such Shares in accordance with Section 262 of the Delaware General Corporation Law (the “DGCL”)), will be canceled and converted into the right to receive $25.00 in cash, without interest.
At the Special Meeting, you will be asked to consider and vote on:
•
a proposal to approve and adopt the Merger Agreement and approve the consummation of the transactions contemplated thereby (the “Transactions”), including the Merger (the “Merger Proposal”);

•
a proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to Avanos’ named executive officers that is based on or otherwise relates to the Merger (the “Advisory Compensation Proposal”); and

•
a proposal to approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes cast at the Special Meeting to approve the Merger Proposal (the “Adjournment Proposal”).

The Board of Directors of the Company (the “Board of Directors”), after considering the factors more fully described in the accompanying proxy statement, has unanimously: (i) determined that the Merger Agreement and the Transactions, including the Merger, are advisable, fair to and in the best interests of the Company and its stockholders; (ii) approved the execution, delivery and performance by the Company of the Merger Agreement and the consummation of the Transactions, including the Merger; (iii) declared advisable the Merger Agreement and the Transactions, subject to the terms and conditions set forth in the Merger Agreement; (iv) exempted the Merger Agreement and the Transactions from any restrictions on business combinations under applicable laws (including Section 203 of the DGCL) and the requirements of Section 4 of Article IV of the Company’s Second Amended and Restated Certificate of Incorporation and any similar requirements of the Company’s Sixth Amended and Restated By-laws; (v) recommended that the Company’s stockholders approve and adopt the Merger Agreement and approve the Transactions; and (vi) directed that the Merger Agreement be submitted to the Company’s stockholders for their approval and adoption. Accordingly, the Board of Directors unanimously recommends that Avanos’ stockholders vote “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal and “FOR” the Adjournment Proposal.

The accompanying proxy statement provides you with more specific information about the Special Meeting, the Merger Agreement and the Transactions, including the Merger. You should carefully read the entire accompanying proxy statement, the annexes to the accompanying proxy statement and the documents referred to or incorporated by reference therein, including the Merger Agreement. You may also obtain more information about the Company from the documents the Company files with the Securities and Exchange Commission (the “SEC”), including those incorporated by reference into the accompanying proxy statement.
Your vote is very important.   Approval of the Merger Proposal requires the affirmative vote of the holders of a majority of the outstanding Shares entitled to vote thereon. The failure of any stockholder to vote, as well as any abstention, will have the same effect as a vote against the Merger Proposal. Approval of the Advisory Compensation Proposal requires the affirmative vote of the holders of a majority of the Shares that are present at the Special Meeting (in person or by proxy) and entitled to vote on the Advisory Compensation Proposal. Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the Shares represented at the Special Meeting. Accordingly, a failure to sign and return a proxy card or vote by telephone or over the Internet will not have any effect on the Advisory Compensation Proposal or the Adjournment Proposal, except to the extent that it results in there being insufficient shares present in person or represented by proxy at the Special Meeting to establish a quorum. However, an abstention will have the same effect as a vote against each of the Advisory Compensation Proposal and the Adjournment Proposal.
If you are a stockholder with shares of Common Stock registered in your name and you sign and return your proxy card, or if you vote by the Internet or by telephone, but you do not specify how you want to vote your Shares, the persons named as proxies on the proxy card will vote your Shares as follows: “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal and “FOR” the Adjournment Proposal. Regardless of whether you plan to attend the Special Meeting, the Company urges you to vote your Shares as soon as possible. You may vote using the enclosed proxy card by completing, signing and dating it, and then returning it by mail in the enclosed postage-paid envelope. You may also vote your Shares online over the Internet or by telephone by following the instructions set forth on the accompanying proxy card. Additional information about voting your Shares is included in the accompanying proxy statement.
If you are not a stockholder of record but instead hold your Shares in “street name” through a bank or brokerage firm, your bank or brokerage firm forwarded these proxy materials to you, along with a voting instruction form. If your Shares are held in “street name,” please vote by following the instructions on the voting instruction form furnished by your bank or brokerage firm. Your bank or brokerage firm cannot vote on any of the proposals, including the Merger Proposal, without your instructions.
Submitting a proxy card will not prevent you from voting in person, but it will help to secure a quorum and avoid added solicitation costs. Any eligible holder of Common Stock entitled to vote and who is present in person at the Special Meeting may vote in person at the Special Meeting, which will revoke any previously submitted proxy. In addition, a proxy may also be revoked in writing before the Special Meeting in the manner described in the accompanying proxy statement.

If you have any questions concerning the Merger Proposal, the Advisory Compensation Proposal, the Adjournment Proposal, the Merger or the accompanying proxy statement, would like additional copies of the accompanying proxy statement, or need help voting your Shares, please contact:
Okapi Partners LLC
1212 Avenue of the Americas, 17th Floor
New York, NY 10036
Stockholders can call toll-free at 1-877-629-6356
Banks and brokers can call collect at 212-297-0720
E-Mail: info@okapipartners.com
Thank you for your cooperation and continued support.
Very truly yours,
Dave C. Pacitti Chief Executive Officer	Gary D. Blackford Chairman of the Board
THE MERGER HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION. NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS PASSED UPON THE MERITS OR FAIRNESS OF THE MERGER OR UPON THE ADEQUACY OR ACCURACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT OR THE ACCOMPANYING PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
THE ACCOMPANYING PROXY STATEMENT IS DATED JUNE 10, 2026 AND IS FIRST BEING MAILED TO STOCKHOLDERS OF AVANOS ON OR ABOUT JUNE 22, 2026.

Avanos Medical, Inc.
5405 Windward Parkway
Suite 100 South
Alpharetta, Georgia 30004
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 22, 2026
Notice is hereby given that a special meeting of stockholders (such meeting, including any adjournments or postponements thereof, the “Special Meeting”) of Avanos Medical, Inc., a Delaware corporation (“Avanos” or the “Company”), will be held on July 22, 2026, at 9:00 a.m., Eastern Time, at the offices of Alston & Bird LLP, One Atlantic Center, 1201 West Peachtree Street, Atlanta, Georgia 30309. The Special Meeting is being held for the following purposes:
1.
Merger Proposal.   To consider and vote on a proposal to approve and adopt the Agreement and Plan of Merger, dated as of April 13, 2026 (as it has been or may be amended, supplemented, waived or otherwise modified in accordance with its terms, the “Merger Agreement”), by and among Avanos, A-AV Holdco I, Inc., a Delaware corporation (“Parent”), and A-AV MergerSub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Subsidiary”), pursuant to which, among other things, Merger Subsidiary will merge with and into Avanos, with Avanos surviving as a wholly-owned subsidiary of Parent (the “Merger”), and approve the consummation of the transactions contemplated by the Merger Agreement, including the Merger (such transactions, the “Transactions,” and such proposal, the “Merger Proposal”);

2.
Advisory Compensation Proposal.   To vote on a proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger (the “Advisory Compensation Proposal”); and

3.
Adjournment Proposal.   To vote on a proposal to approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes cast at the Special Meeting to approve the Merger Proposal (the “Adjournment Proposal”).

The Board of Directors of the Company (the “Board of Directors”), after considering the factors more fully described in the accompanying proxy statement, has unanimously: (i) determined that the Merger Agreement and the Transactions, including the Merger, are advisable, fair to and in the best interests of the Company and its stockholders; (ii) approved the execution, delivery and performance by the Company of the Merger Agreement and the consummation of the Transactions, including the Merger; (iii) declared advisable the Merger Agreement and the Transactions, subject to the terms and conditions set forth in the Merger Agreement; (iv) exempted the Merger Agreement and the Transactions from any restrictions on business combinations under applicable laws (including Section 203 of the Delaware General Corporation Law (the “DGCL”)) and the requirements of Section 4 of Article IV of the Company’s Second Amended and Restated Certificate of Incorporation and any similar requirements of the Company’s Sixth Amended and Restated By-laws (the “By-laws”); (v) recommended that the Company’s stockholders approve and adopt the Merger Agreement and approve the Transactions; and (vi) directed that the Merger Agreement be submitted to the Company’s stockholders for their approval and adoption. The Board of Directors unanimously recommends that the Company’s stockholders vote “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal and “FOR” the Adjournment Proposal.
The Company will transact no other business at the Special Meeting, except such business as may properly be brought before the Special Meeting by or at the direction of the Board of Directors in accordance with the By-laws and the Merger Agreement. The accompanying proxy statement, of which this notice is a part, describes the proposals listed above in more detail. Please refer to the annexes to the accompanying proxy statement and the documents referred to or incorporated by reference therein, including the Merger Agreement, for further information with respect to the business to be transacted at the Special Meeting. You are encouraged to read the entire accompanying proxy statement, together with its annexes and any documents incorporated by reference, carefully before voting. In particular, please see the section entitled “The Merger” for a description of the Transactions.
Approval of the Merger Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), entitled to vote thereon. The failure of any stockholder to vote, as well as any abstention, will have the same effect as a vote against the Merger Proposal. Holders of Common Stock (“Company Stockholders”) will also be asked to approve the Advisory Compensation Proposal and the Adjournment Proposal. Approval of the Advisory Compensation Proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock that are present at the Special Meeting (in person or by proxy) and entitled to vote on the Advisory Compensation Proposal. Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock that are represented at the Special Meeting. Accordingly, a failure to sign and return a proxy card or vote by telephone or over the Internet will not have any effect on the Advisory Compensation Proposal or the Adjournment Proposal, except to the extent that it results in there being insufficient shares present in person or represented by proxy at the Special Meeting to establish a quorum. However, an abstention will have the same effect as a vote against each of the Advisory Compensation Proposal and the Adjournment Proposal.
A Company Stockholder who does not vote in favor of the Merger Proposal will have the right to seek appraisal of the fair value of their shares of Common Stock if the Merger is completed, but only if such Company Stockholder submits a written demand for appraisal to the Company prior to the time a vote of Company Stockholders is taken on the Merger Proposal and strictly complies with the procedures set forth in Section 262 of the DGCL. A copy of Section 262 of the DGCL is included as Annex C to the accompanying proxy statement, and a summary of these provisions can be found under the section entitled “Appraisal Rights” in the accompanying proxy statement. A copy of Section 262 of the DGCL may also be accessed without cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.
The Board of Directors has fixed the close of business on June 18, 2026 as the record date (the “Record Date”) for the determination of the Company Stockholders entitled to receive notice of, and to vote at, the Special Meeting. The Company Stockholders of record as of the close of business on the Record Date are the only Company Stockholders that are entitled to receive notice of, and to vote at, the Special Meeting unless a new record date is fixed in connection with any adjournment or postponement of the Special Meeting. Regardless of whether there is a quorum, subject to the terms of the Merger Agreement, the chairman of the Special Meeting may adjourn the Special Meeting. In addition, the Special Meeting may be postponed by the Board of Directors in its discretion. For additional information regarding the Special Meeting, please see the section entitled “The Special Meeting of Avanos’ Stockholders.”
To ensure your representation at the Special Meeting, please vote as promptly as possible, regardless of whether you plan to attend the Special Meeting in person. You may vote using the enclosed proxy card by completing, signing and dating it, and then returning it by mail in the enclosed postage-paid envelope. You may also vote your shares online over the Internet or by telephone by following the instructions on the proxy card. If you are not a stockholder of record but instead hold your shares in “street name” through a bank or brokerage firm, please vote by following the instructions on the voting instruction form furnished by your bank or brokerage firm. Your bank or brokerage firm cannot vote on any of the proposals, including the Merger Proposal, without your instructions.
Submitting a proxy card will not prevent you from voting in person, but it will help to secure a quorum and avoid added solicitation costs. Any Company Stockholder entitled to vote and who is present in person at the Special Meeting may vote in person at the Special Meeting, which will revoke any previously submitted proxy. In addition, a proxy may also be revoked in writing before the Special Meeting in the manner described in the accompanying proxy statement.

If you have any questions or need assistance voting your shares of Common Stock, please contact:
Okapi Partners LLC
1212 Avenue of the Americas, 17th Floor
New York, NY 10036
Stockholders can call toll-free at 1-877-629-6356
Banks and brokers can call collect at 212-297-0720
E-Mail: info@okapipartners.com
By Order of the Board of Directors,
John S. Fischer
Vice President, Head of Legal and Secretary
Alpharetta, Georgia
June 10, 2026

YOUR VOTE IS IMPORTANT
REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE SPECIAL MEETING OF STOCKHOLDERS (SUCH MEETING, INCLUDING ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, THE “SPECIAL MEETING”) OF AVANOS MEDICAL, INC. (“AVANOS,” THE “COMPANY” OR “WE”), WE URGE YOU TO VOTE YOUR SHARES OF AVANOS COMMON STOCK, PAR VALUE $0.01 PER SHARE (“COMMON STOCK”), AS PROMPTLY AS POSSIBLE: (1) BY TELEPHONE; (2) OVER THE INTERNET; OR (3) BY COMPLETING, SIGNING AND DATING THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM AND RETURNING IT IN THE POSTAGE-PAID ENVELOPE PROVIDED. YOU MAY REVOKE YOUR PROXY OR CHANGE YOUR VOTE AT ANY TIME BEFORE IT IS VOTED AT THE SPECIAL MEETING.
If you are a stockholder with shares of Common Stock registered in your name and you sign and return your proxy card, or if you vote by the Internet or by telephone, but you do not specify how you want to vote your shares, the persons named as proxies on the proxy card will vote your shares as follows: “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal and “FOR” the Adjournment Proposal (as each such proposal is defined below). You may vote using the enclosed proxy card by completing, signing and dating it, and then returning it by mail in the enclosed postage-paid envelope. You may also vote your shares online over the Internet or by telephone by following the instructions set forth on the proxy card. If you are not a stockholder of record but instead hold your shares in “street name” through a bank or brokerage firm, please vote by following the instructions on the voting instruction form furnished by your bank or brokerage firm. Your bank or brokerage firm cannot vote on any of the proposals, including the Merger Proposal, without your instructions.
Please vote as promptly as possible, regardless of whether you plan to attend the Special Meeting in person. Submitting a proxy card will not prevent you from voting in person, but it will help to secure a quorum and avoid added solicitation costs. Any holder of Common Stock entitled to vote and who is present in person at the Special Meeting may vote in person at the Special Meeting, which will revoke any previously submitted proxy. In addition, a proxy may also be revoked in writing before the Special Meeting in the manner described in the accompanying proxy statement.
The enclosed proxy materials provide a detailed description of the transactions contemplated by the Agreement and Plan of Merger, dated as of April 13, 2026 (as it has been or may be amended, supplemented, waived or otherwise modified in accordance with its terms, the “Merger Agreement”), by and among Avanos, A-AV Holdco I, Inc., a Delaware corporation (“Parent”), and A-AV MergerSub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Subsidiary”), pursuant to which, among other things, Merger Subsidiary will merge with and into Avanos, with Avanos surviving as a wholly-owned subsidiary of Parent (the “Merger”), including the Merger (the transactions contemplated by the Merger Agreement, the “Transactions”), the Merger Agreement, and the other matters to be considered at the Special Meeting. We urge you to read the accompanying proxy statement — including its annexes and the documents referred to or incorporated by reference therein — carefully and in its entirety. If you have any questions concerning the Merger Proposal, the Advisory Compensation Proposal, the Adjournment Proposal, the Transactions or the accompanying proxy statement, or would like additional copies of the accompanying proxy statement, or need help voting your shares of Common Stock, please contact:
Okapi Partners LLC
1212 Avenue of the Americas, 17th Floor
New York, NY 10036
Stockholders can call toll-free at 1-877-629-6356
Banks and brokers can call collect at 212-297-0720
E-Mail: info@okapipartners.com

i

SUMMARY TERM SHEET
For your convenience, provided below is a brief summary of certain information contained in this proxy statement. This summary highlights selected information from this proxy statement and does not contain all of the information that may be important to you as a stockholder of Avanos Medical, Inc. To understand the Merger fully and for a more complete description of the terms of the Merger, you should read this proxy statement carefully and in its entirety, including its annexes and the other documents referred to or incorporated by reference into this proxy statement. Additionally, important information, which you are urged to read, is contained in the annexes to this proxy statement and the documents incorporated by reference into this proxy statement. See “Where You Can Find More Information.” Items in this summary include a page reference directing you to a more complete description of those items. Except as otherwise specifically noted in this proxy statement or as the context requires otherwise, throughout this proxy statement: (i) “Avanos,” “we,” “our,” “us,” the “Company” and similar words refer to Avanos Medical, Inc.; (ii) we refer to our common stock, par value $0.01 per share, as “Common Stock;” and (iii) we refer to the holders of Common Stock as “Avanos Stockholders” or “Company Stockholders.”
The Parties to the Merger (page 24)
Avanos Medical, Inc.
Avanos Medical, Inc., which is incorporated in Delaware and headquartered in Alpharetta, Georgia, is a global medical technology company focused on delivering clinically superior medical device solutions that help patients get back to the things that matter. Avanos is committed to addressing some of today’s most important healthcare needs, including providing a vital lifeline for nutrition to patients from hospital to home, and reducing the use of opioids while helping patients move from surgery to recovery. Avanos develops, manufactures and markets its recognized brands globally and holds leading market positions in multiple categories across its portfolio. The Common Stock is listed and traded on the New York Stock Exchange (the “NYSE”) under the ticker symbol “AVNS.” Avanos’ executive offices are located at 5405 Windward Parkway, Suite 100 South, Alpharetta, Georgia 30004, and can be reached by phone at (844) 428-2667.
A-AV Holdco I, Inc.
A-AV Holdco I, Inc., a Delaware corporation, was incorporated on April 8, 2026, solely for the purpose of engaging in the Transactions, and has not engaged in any activities other than in connection with or as contemplated by the Merger Agreement or the transactions contemplated by the Merger Agreement. Parent’s principal executive offices are located at c/o AIP, LLC, 450 Lexington Avenue, 40th Floor, New York, New York 10017, and its telephone number is (212) 627-2360.
A-AV MergerSub, Inc.
A-AV MergerSub, Inc., a Delaware corporation, is a wholly-owned subsidiary of Parent and was incorporated on April 8, 2026, solely for the purpose of engaging in the Transactions, and has not engaged in any business activities other than in connection with or as contemplated by the Merger Agreement or the Transactions. Merger Subsidiary’s principal executive offices are located at c/o AIP, LLC, 450 Lexington Avenue, 40th Floor, New York, New York 10017, and its telephone number is (212) 627-2360.
Parent and Merger Subsidiary are each affiliated with American Industrial Partners (“AIP”), an operationally focused private equity firm with deep expertise in industrial and engineered products. At the effective time of the Merger (the “Effective Time”), the Company, as the corporation surviving the Merger, will become a wholly-owned subsidiary of Parent.
The Special Meeting of Avanos’ Stockholders (page 25)
The Special Meeting will be held on July 22, 2026, at 9:00 a.m., Eastern Time, at the offices of Alston & Bird LLP, One Atlantic Center, 1201 West Peachtree Street, Atlanta, Georgia 30309. The Special Meeting is being held to consider and vote on the following proposals:
•
a proposal to approve and adopt the Merger Agreement and approve the consummation of the Transactions (the “Merger Proposal”);

•
a proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger (the “Advisory Compensation Proposal”); and

•
a proposal to approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes cast at the Special Meeting to approve the Merger Proposal (the “Adjournment Proposal”).

Completion of the Merger is conditioned on, among other things, the approval of the Merger Proposal by the Company Stockholders. Approval of the Adjournment Proposal and the Advisory Compensation Proposal are not conditions to the obligation of the Company, Parent or Merger Subsidiary to complete the Merger.
Only holders of outstanding shares of Common Stock as of the close of business on June 18, 2026 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting. Company Stockholders may cast one vote for each share of Common Stock owned as of the Record Date for each proposal. Shares of Common Stock may not be voted cumulatively.
If a Company Stockholder holds their shares of Common Stock through a bank or brokerage firm, the Company Stockholder is considered a “beneficial owner” of the shares held in “street name.” As the beneficial owner, a Company Stockholder has the right to direct the bank or brokerage firm, as the record holder of the Common Stock, how to vote such Company Stockholder’s shares at the Special Meeting, and the record holder is required to vote the shares in accordance with the beneficial owner’s instructions. If a beneficial owner does not give instructions to the bank or brokerage firm, the bank or brokerage firm will not be permitted to vote the beneficial owner’s shares on any matter at the Special Meeting, and such shares of Common Stock will be considered “broker non-votes” on the proposals considered at the Special Meeting.
There must be a quorum to conduct business at the Special Meeting, which is established by having a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Special Meeting. If a Company Stockholder votes, their shares will be included in the number of shares to establish a quorum. Abstentions and proxy cards returned without voting instructions will also be counted as present for purposes of determining whether the quorum requirement is satisfied. Broker non-votes will not be counted as present for purposes of determining whether the quorum requirement is satisfied.
Approval of the Merger Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon. Abstentions or the failure of a Company Stockholder to vote (including the failure of a Company Stockholder who holds shares in “street name” to give any voting instructions to their bank or broker) will have the same effect as a vote “AGAINST” the Merger Proposal.
Approval of the Advisory Compensation Proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock that are present at the Special Meeting (in person or by proxy) and entitled to vote on the Advisory Compensation Proposal. Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock represented at the Special Meeting. Abstentions will have the same effect as a vote “AGAINST” each of the Advisory Compensation Proposal and the Adjournment Proposal. The failure of a Company Stockholder to vote (including the failure of a Company Stockholder who holds shares in “street name” to give any voting instructions to their bank or broker) will cause such Company Stockholder not to be counted as present or represented at the Special Meeting and accordingly will have no effect on the outcome of the Advisory Compensation Proposal or the Adjournment Proposal, except to the extent that it results in there being insufficient shares present in person or represented by proxy at the Special Meeting to establish a quorum. If a beneficial owner who holds shares in “street name” instructs their bank or brokerage firm how to vote with respect to either the Merger Proposal or the Advisory Compensation Proposal, but not the Adjournment Proposal, it will have the same effect as a vote “AGAINST” the Adjournment Proposal.
The Merger and the Merger Agreement (page 66)
You are being asked to vote to approve and adopt the Merger Agreement and approve the consummation of the Transactions. On the terms and subject to the conditions set forth in the Merger Agreement, at the time the certificate of merger is duly filed with, and accepted by, the Secretary of State of the State of Delaware, or such later date and time as may be agreed to by the parties and specified in the certificate of merger, Merger Subsidiary will be merged with and into Avanos in accordance with the Delaware General Corporation Law (the “DGCL”), whereupon the separate existence of Merger Subsidiary will cease, and Avanos will survive the Merger as the surviving corporation (the “Surviving Corporation”) and a wholly-owned subsidiary of Parent. The terms and conditions of the Merger are contained in the Merger Agreement, a copy of which is attached as Annex A to this proxy statement. You are encouraged to read the Merger Agreement carefully and in its entirety. Following the Merger, the Common Stock will be delisted from the NYSE, will be deregistered under the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) and will cease to be publicly traded.
When the Merger is Expected to be Completed (page 66)
The Company currently anticipates that the Merger will be completed in the second half of 2026. In order to complete the Merger:
•
the Company must obtain an affirmative vote in favor of the Merger Proposal from the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon (the “Company Stockholder Approval”);

•
(i) any applicable waiting period under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder (the “HSR Act”) must have expired or terminated; (ii) any commitment or agreement with any governmental authority in the United States or any other Required Government Authorities (as defined below) to delay the closing of the Merger (the “Closing”), or to not consummate the Merger before a certain date, must have expired or terminated; and (iii) all other approvals, consents, registrations, permits, authorizations and other confirmations required to be obtained under antitrust laws and foreign direct investment laws relating to the Merger must have been obtained (and remain in full force and effect) from each of (a) the Belgian Interfederal Screening Commission (“ISC”), (b) the Swedish Inspectorate of Strategic Products (“ISP”), (c) the Australian Competition and Consumer Commission (“ACCC”), (d) Saudi Arabia’s General Authority for Competition (“GAC”), (e) Mexico’s National Antitrust Commission (“CNA”), and (f) the Competition Bureau of Canada (collectively with ISC, ISP, ACCC, GAC, and CNA, the “Required Government Authorities,” and such approvals and filings, the “Required Regulatory Approvals”); and

•
the other Closing conditions set forth in the Merger Agreement must be satisfied or waived. See the section entitled “The Merger Agreement — Conditions to the Closing.”

Accordingly, there can be no assurances that the Merger will be completed at all, or if completed, that it will be completed in the second half of 2026.
Merger Consideration (page 66)
At the Effective Time, each share of Common Stock issued and outstanding immediately prior to the Effective Time (other than (i) shares of Common Stock held by Avanos as treasury stock or owned by any subsidiary of Avanos or by Parent or any subsidiary of Parent immediately prior to the Effective Time and (ii) shares of Common Stock held by a holder who is entitled to demand and properly demands appraisal of such shares in accordance with Section 262 of the DGCL) will be automatically canceled and converted into the right to receive $25.00 per share in cash, without interest (the “Merger Consideration”). Any shares of Common Stock held by Avanos as treasury stock or owned by any subsidiary of Avanos or by Parent or any subsidiary of Parent immediately prior to the Effective Time will be canceled, and no payment will be made with respect to such shares.
Recommendation of the Board of Directors and its Reasons for the Merger (page 25)
The Board of Directors of the Company (the “Board of Directors”), after considering the factors more fully described in this proxy statement, has unanimously: (i) determined that the Merger Agreement and the Transactions, including the Merger, are advisable, fair to and in the best interests of the Company and its stockholders; (ii) approved the execution, delivery and performance by the Company of the Merger Agreement and the consummation of the Transactions, including the Merger; (iii) declared advisable the Merger Agreement and the Transactions subject to the terms and conditions set forth in the Merger Agreement;

(iv) exempted the Merger Agreement and the Transactions from any restrictions on business combinations under applicable laws (including Section 203 of the DGCL) and the requirements of Section 4 of Article IV of the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) and any similar requirements of the Company’s Sixth Amended and Restated By-laws (the “By-laws”); (v) recommended that the Company Stockholders approve and adopt the Merger Agreement and approve the Transactions (the “Company Board Recommendation”); and (vi) directed that the Merger Agreement be submitted to the Company Stockholders for their approval and adoption. The Board of Directors unanimously recommends that Company Stockholders vote “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal, and “FOR” the Adjournment Proposal. For additional information on the factors considered by the Board of Directors in reaching this decision and the recommendation of the Board of Directors, please see “The Merger — Recommendation of the Board of Directors and Reasons for the Merger.”
Opinion of J.P. Morgan Securities LLC (page 46)
At the meeting of the Board of Directors on April 13, 2026, J.P. Morgan Securities LLC (“JP Morgan”) rendered its oral opinion to the Board of Directors to the effect that, as of such date, and based upon and subject to the assumptions made, procedures followed, matters considered and limitations on the review undertaken by JP Morgan in preparing its opinion, the Merger Consideration to be paid to the holders of Common Stock in the proposed Merger was fair, from a financial point of view, to such holders. JP Morgan has confirmed its April 13, 2026 oral opinion by delivering its written opinion, dated April 13, 2026, to the Board of Directors that, as of such date, the Merger Consideration to be paid to the holders of Common Stock in the proposed Merger was fair, from a financial point of view, to such holders.
The full text of the written opinion of JP Morgan, dated April 13, 2026, which sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the review undertaken by JP Morgan in preparing its opinion, is attached as Annex B to this proxy statement and is incorporated herein by reference. The summary of the opinion of JP Morgan set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion. Company Stockholders are urged to read the opinion in its entirety. JP Morgan’s opinion was addressed to the Board of Directors (in its capacity as such) in connection with and for the purposes of its evaluation of the proposed Merger, and was limited to the fairness, from a financial point of view, of the Merger Consideration to be paid to the holders of Common Stock in the proposed Merger and did not address any other aspect of the proposed Merger. JP Morgan expressed no opinion as to the fairness of any consideration to be paid in connection with the proposed Merger to the holders of any other class of securities, creditors or other constituencies of the Company or as to the underlying decision by the Company to engage in the proposed Merger. The issuance of JP Morgan’s opinion was approved by a fairness opinion committee of JP Morgan. The summary of the opinion of JP Morgan set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion. The opinion does not constitute a recommendation to any Company Stockholder as to how such Company Stockholder should vote with respect to the Merger Proposal or any other matter.
For a description of the opinion that the Board of Directors received from JP Morgan, see the section entitled “Opinion of J.P. Morgan Securities LLC.”
Interests of Avanos’ Directors and Executive Officers in the Merger (page 53)
In considering the recommendation of the Board of Directors, you should be aware that some of Avanos’ directors and executive officers may have interests in the Merger that are different from, or in addition to, your interests as a stockholder. These interests include, among others:
•
at or immediately prior to the Effective Time, each then-outstanding award of Avanos’ time-based restricted stock units (each, a “Company TRSU Award”), whether or not vested, and whether settleable in shares of common stock or cash, will be canceled, and Avanos will pay each such holder, at or promptly after the Effective Time, an amount in cash to be determined by multiplying: (i) the Merger Consideration per share of Common Stock by (ii) the number of shares of Common Stock such holder would have been entitled to receive if such Company TRSU Award had vested in full;

•
at or immediately prior to the Effective Time, each then-outstanding restricted stock unit of Avanos which is subject to performance-based vesting conditions (each, a “Company PRSU Award”), whether or not vested, and whether settleable in shares of Common Stock or cash, will be canceled, and Avanos will pay each such holder, at or promptly after the Effective Time, an amount in cash to be determined by multiplying: (i) the Merger Consideration per share of Common Stock by (ii) the number of shares of Common Stock such holder would have been entitled to receive if such Company PRSU Award had vested based on (A) actual performance against performance metrics for any one-year performance period completed prior to the Effective Time, (B) for any one year performance period that is in progress as of the Effective Time, the greater of (1) actual achievement against performance metrics measured as of immediately prior to the Effective Time and (2) its “target” level, and (C) deemed achievement at “target” level for any one-year performance period that has not yet commenced as of the Effective Time;
•
at or immediately prior to the Effective Time, each option that represents the right to acquire Common Stock that is outstanding immediately prior to the Effective Time (whether or not then vested or exercisable) (each, a “Company Option”), will be canceled, and Avanos will pay each such holder, at or promptly after the Effective Time, an amount in cash to be determined by multiplying: (i) the excess, if any, of (A) the Merger Consideration per share of Common Stock minus (B) the exercise price payable in respect of each share of Common Stock subject to the Company Option, by (ii) the number of shares of Common Stock such holder would have been entitled to receive upon exercise if such Company Option award had vested in full. If the exercise price per share of Common Stock of a Company Option exceeds the Merger Consideration per share of Common Stock, such Company Option will be canceled at or immediately prior to the Effective Time and the holder of such Company Option will not be entitled to receive any consideration for such Company Option;

•
Avanos’ executive officers may be eligible to receive severance payments and benefits under Avanos’ Executive Severance Plan or Severance Pay Plan, as described in more detail in the section entitled “The Merger — Interests of Avanos’ Directors and Executive Officers in the Merger;” and

•
Avanos’ executive officers and directors will have rights to indemnification, advancement of expenses and directors’ and officers’ liability insurance that will survive the completion of the Merger.

The Board of Directors was aware of these interests and considered them, among other matters, prior to making its determination to recommend the approval and adoption of the Merger Agreement and the approval of the consummation of the Transactions to Avanos Stockholders. For more information, see the section entitled “The Merger — Interests of Avanos’ Directors and Executive Officers in the Merger.”
Treatment of Company Equity Awards (page 67)
Company TRSU Awards
At or immediately prior to the Effective Time, each then-outstanding Company TRSU Award, whether or not vested, and whether settleable in shares of Common Stock or cash, will be canceled, and Avanos will pay each such holder, at or promptly after the Effective Time, an amount in cash to be determined by multiplying: (i) the Merger Consideration per share of Common Stock by (ii) the number of shares of Common Stock such holder would have been entitled to receive if such Company TRSU Award had vested in full.
Company PRSU Awards
At or immediately prior to the Effective Time, each then-outstanding Company PRSU Award, whether or not vested, and whether settleable in shares of Common Stock or cash, will be canceled, and Avanos will pay each such holder, at or promptly after the Effective Time, an amount in cash to be determined by multiplying: (i) the Merger Consideration per share of Common Stock by (ii) the number of shares of Common Stock such holder would have been entitled to receive if such Company PRSU Award had vested based on (A) actual performance against performance metrics for any one-year performance period completed prior to the Effective Time, (B) for any one-year performance period that is in progress as of the Effective Time, the greater of (1) actual achievement against performance metrics measured as of immediately prior to the Effective Time and (2) its “target” level, and (C) deemed achievement at “target” level for any one-year performance period that has not yet commenced as of the Effective Time.

Company Options
At or immediately prior to the Effective Time, each Company Option (whether or not then vested or exercisable), will be canceled, and Avanos will pay each such holder, at or promptly after the Effective Time, an amount in cash to be determined by multiplying: (i) the excess, if any, of (A) the Merger Consideration per share of Common Stock minus (B) the exercise price payable in respect of each share of Common Stock subject to the Company Option, by (ii) the number of shares of Common Stock such holder would have been entitled to receive upon exercise if such Company Option award had vested in full. If the exercise price per share of Common Stock of a Company Option exceeds the Merger Consideration per share of Common Stock, such Company Option will be canceled at or immediately prior to the Effective Time and the holder of such Company Option will not be entitled to receive any consideration for such Company Option.
For purposes of this proxy statement and the Merger Agreement, “Company Equity Awards” means the Company TRSU Awards, Company PRSU Awards and the Company Options.
Actions Necessary
The Board of Directors (or, if appropriate, any committee thereof administering the Company’s Equity Participation Plan, the Company’s Outside Directors’ Compensation Plan and the Company’s 2021 Long Term Incentive Plan, as amended (each, a “Company Equity Plan,” and collectively, the “Company Equity Plans”)) will take such actions as are necessary or appropriate to approve and effectuate the treatment of Company Equity Awards, including making any determinations and/or resolutions of the Board of Directors or a committee thereof or any administrator of the Company Equity Plans as may be necessary.
Financing of the Merger (page 51)
The obligation of Parent and Merger Subsidiary to consummate the Merger is not subject to any financing condition. We anticipate that the total amount of funds necessary to complete the Merger and the related transactions, and to pay the fees and expenses required to be paid at the Closing by Parent and Merger Subsidiary under the Merger Agreement, will be approximately $1.42 billion. This amount includes funds needed to: (i) pay Avanos Stockholders the amounts due under the Merger Agreement for their Common Stock, (ii) make payments in respect of our outstanding Company Equity Awards pursuant to the Merger Agreement, (iii) repay Avanos’ outstanding indebtedness as of the Closing, and (iv) pay all related fees and expenses required to be paid by Parent and Merger Subsidiary on the date of the Closing (the “Closing Date”) in connection with the Transactions (collectively, the “Required Amounts”).
American Industrial Partners Capital Fund VIII, L.P., an investment fund advised by AIP, LLC and also affiliated with AIP (the “AIP Fund”), has committed to provide equity financing to Parent for the Transactions pursuant to, and on the terms and subject to the conditions set forth in, the equity commitment letter, dated as of April 13, 2026 (the “Equity Commitment Letter”). In connection with the Transactions, the AIP Fund has committed to contribute or cause to be contributed to Parent at the Closing an aggregate amount in cash equal to $1.4 billion (which may be reduced at the election of the AIP Fund or Parent to the extent that the Transactions can be consummated with such reduced equity funding), subject to the terms and conditions set forth in the Equity Commitment Letter. Subject to the terms and conditions of the Merger Agreement, such amount will be used to fund the Required Amounts. In addition, the AIP Fund has agreed to contribute equity capital or cash to Parent in an amount sufficient for Parent to make certain payments pursuant to its obligations under the Merger Agreement, if they come due, subject to the terms and conditions of the Equity Commitment Letter.
Avanos is an express third-party beneficiary of the Equity Commitment Letter solely with respect to enforcing Parent’s right to cause the commitment under the Equity Commitment Letter by the AIP Fund to be funded to Parent in accordance with the Equity Commitment Letter, solely to the extent Parent can enforce the equity commitment under the terms of the Equity Commitment Letter.
For more information, please see the section entitled “The Merger — Financing of the Merger.”
Each of Parent and Merger Subsidiary must, and must cause their respective affiliates (including the AIP Fund) to, use reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to obtain the financing described in the Equity Commitment Letter on the terms set forth in the Equity Commitment Letter.
Parent and Merger Subsidiary intend to finance a portion of the Required Amounts by obtaining debt financing. Any such debt financing will be arranged by Parent and Merger Subsidiary. In the event that debt financing is not obtained, the AIP Fund will remain obligated to fund the equity financing as described above.
No Solicitation; Other Offers (page 75)
General Prohibitions
Under the terms of the Merger Agreement and subject to certain exceptions described below, neither Avanos nor any of its subsidiaries may, and Avanos and its subsidiaries may not authorize or permit its or their respective directors, officers, employees, investment bankers, attorneys, accountants and other advisors or representatives (collectively, “Representatives”) to, directly or indirectly:
•
solicit, initiate, or knowingly take any action to facilitate or encourage any inquiries or the making or submission of any proposal or offer that constitutes, or would reasonably be expected to lead to, any Acquisition Proposal (as defined in the section entitled “The Merger Agreement — No Solicitation; Other Offers”));

•
continue, enter into, or participate in any discussions or negotiations with, furnish any non-public information relating to Avanos or any of its subsidiaries to, or afford access to the business, properties, employees, officers, directors, assets, books or records of Avanos or any of its subsidiaries to, any third party in furtherance of, any proposal or offer that constitutes, or would reasonably be expected to lead to, any Acquisition Proposal;

•
enter into any agreement in principle, merger agreement, acquisition agreement, option agreement, letter of intent (binding or non-binding) or other similar contract relating to any Acquisition Proposal (other than an Acceptable Confidentiality Agreement (as defined in the section entitled “The Merger Agreement — No Solicitation; Other Offers”)) or any proposal or offer that constitutes any Acquisition Proposal (and any such agreement, an “Alternative Acquisition Agreement”); or

•
resolve or agree to do any of the foregoing.

In addition, subject to certain exceptions described below, on the date of the Merger Agreement, Avanos and its subsidiaries were required to, and were required to instruct their Representatives to:
•
cease immediately and cause to be terminated any and all existing activities, discussions or negotiations with any third party and its Representatives conducted prior to the date of the Merger Agreement with respect to any Acquisition Proposal;

•
promptly request in writing that all copies of all confidential information that Avanos or any of its Representatives distributed or made available to any such third party or its Representatives in connection with their consideration of any Acquisition Proposal (and all analyses and other materials prepared by or on behalf of such third party that contain, reflect or analyze that information) be promptly destroyed or returned to Avanos to the extent required by any confidentiality or similar agreement with such third party; and

•
cause any physical or virtual data room to no longer be accessible to or by any such third party.

Certain Exceptions
If, after the date of the Merger Agreement and prior to obtaining the Company Stockholder Approval, Avanos or any of its Representatives receives a bona fide written Acquisition Proposal that was not solicited in material breach of, or received in connection with a material breach of, the Merger Agreement’s prohibitions on soliciting Acquisition Proposals, then Avanos and its Representatives may (i) engage in negotiations or discussions with the third party making the Acquisition Proposal and its Representatives and (ii) furnish to such third party or its Representatives non-public information relating to Avanos and its subsidiaries and afford access to the business, properties, employees, officers, directors, assets, books, and records of Avanos and its subsidiaries pursuant to an Acceptable Confidentiality Agreement, in each case if and only if:

•
the Board of Directors determines in good faith after consultation with its financial advisor and outside legal counsel that (i) such Acquisition Proposal constitutes, or would reasonably be expected to lead to, a Superior Proposal (as defined in the section entitled “The Merger Agreement — No Solicitation; Other Offers”)) and (ii) the failure to take such actions would be reasonably likely to be inconsistent with the Board of Directors’ fiduciary duties to the Company Stockholders; and

•
all confidential information provided to such third party that was not previously provided or made available to Parent is provided or made available to Parent prior to or substantially concurrently with the time it is provided or made available to such third party.

In addition, Avanos and its Representatives may make inquiries solely for the purpose of clarifying such Acquisition Proposal, to the extent necessary to allow the Board of Directors to resolve any ambiguities in order to make the determination required in the first bullet above. Avanos may also grant a waiver, amendment or release under any “standstill” provisions (including provisions that restrict or prohibit the making or soliciting of any offer or proposal) of any contract with such third party if requested in writing by such third party and to the extent necessary to allow such third party to make a confidential Acquisition Proposal to Avanos or the Board of Directors.
Certain Notices
At any time until the Effective Time, Avanos will:
•
notify Parent in writing within one day after Avanos (or any of its Representatives) receives:

•
any Acquisition Proposal;

•
any request for non-public information relating to Avanos or any of its subsidiaries or for access to the business, properties, assets, books or records of Avanos or any of its subsidiaries by any third party that could reasonably be expected to make, or has made, an Acquisition Proposal; or

•
any request for discussions or negotiations with Avanos or any of its subsidiaries or any of their respective Representatives from any third party that could reasonably be expected to make, or has made, an Acquisition Proposal, which notice must include (i) a copy (if in writing) of any documents or written summary (if oral) of material terms and conditions relating to any such expression of interest, proposal, offer or request for information, and (ii) the identity of the person from which such Acquisition Proposal or request for information or discussion was received; and

•
keep Parent reasonably informed of the status of any Acquisition Proposal (including copies (if in writing) of documents or written summaries (if oral) of material terms and conditions of any proposed agreements and amendments or modifications thereto, and any other material documents provided by, or material correspondence with, the relevant counterparty relating to the Acquisition Proposal) and the status of any discussions or negotiations regarding the Acquisition Proposal, which, in the case of any material modification to the terms of the Acquisition Proposal, the Company must provide to Parent within one day.

No Change of Recommendation (page 78)
Except as permitted by the Merger Agreement, the Board of Directors may not (and no committee of the Board of Directors may) make an Adverse Recommendation Change (as defined in the section entitled “The Merger Agreement — No Change of Recommendation”).
Permitted Change of Recommendation — Superior Proposal
If, at any time prior to obtaining the Company Stockholder Approval, Avanos has received a Superior Proposal, then the Board of Directors may make an Adverse Recommendation Change and/or cause Avanos to terminate the Merger Agreement in accordance with its terms in order to enter into a definitive Alternative Acquisition Agreement in respect of such Superior Proposal, in each case if and only if:
•
the Board of Directors determines in good faith, after consultation with its financial advisor and outside legal counsel, that the failure to take such action would be reasonably likely to be inconsistent with its fiduciary duties; and

•
prior to taking any such action:

•
Avanos provides Parent with at least four business days’ prior written notice of its intent to take such action, which notice must specify the identity of the person making any Superior Proposal and the material terms and conditions of such Superior Proposal (including unredacted copies of any proposed draft Alternative Acquisition Agreement);

•
during the period ending at 11:59 p.m. (New York City time) on the fourth business day following the date of such notice, Avanos must, and must cause its Representatives to, negotiate in good faith with Parent and its Representatives (to the extent desired by Parent), to amend the terms and conditions of the Merger Agreement or any other documents contemplated by the Merger Agreement such that the Superior Proposal giving rise to such notice would no longer constitute a Superior Proposal; and

•
at the end of the four business day period described above, including any subsequent notice periods as described below, the Board of Directors determines (taking into account any adjustment to the terms and conditions of the Merger Agreement or any other documents contemplated by the Merger Agreement as proposed by Parent, if any, and any other information offered by Parent) in good faith, after consultation with its financial advisor and outside legal counsel, that the Acquisition Proposal remains a Superior Proposal and that the failure to make an Adverse Recommendation Change and/or cause Avanos to terminate the Merger Agreement in accordance with its terms in order to enter into a definitive Alternative Acquisition Agreement in respect of such Superior Proposal would be reasonably likely to be inconsistent with its fiduciary duties.

If the financial or other material terms of the applicable Acquisition Proposal are materially amended or modified, then Avanos must deliver to Parent a new notice and comply with the requirements above, except that the “notice period” in relation to any such amended or modified Acquisition Proposal will end at 11:59 p.m. (New York City time), on the second business day immediately following the date such new notice is delivered to Parent (but such new notice will not shorten the initial four business day “notice period” described above).
Permitted Change of Recommendation — Intervening Event
Prior to obtaining the Company Stockholder Approval, the Board of Directors may make an Adverse Recommendation Change in response to an Intervening Event (as defined in the section entitled “The Merger Agreement — No Change of Recommendation”), if and only if:
•
the Board of Directors determines in good faith, after consultation with its financial advisor and outside legal counsel, that the failure to take such action would be reasonably likely to be inconsistent with its fiduciary duties; and

•
prior to taking any such action:

•
Avanos provides Parent with at least four business days’ prior written notice of its intent to take such action, which notice must specify the fact, event, change or development in circumstances giving rise to the Intervening Event;

•
during the period ending at 11:59 p.m. (New York City time) on the fourth business day following the date of such notice, Avanos must, and must cause its Representatives to, negotiate in good faith with Parent and its Representatives (to the extent desired by Parent), to amend the terms and conditions of the Merger Agreement or any other documents contemplated by the Merger Agreement such that the Intervening Event giving rise to such notice would no longer provide the basis for an Adverse Recommendation Change; and

•
at the end of the four business day period described above, including any subsequent notice periods as described below, the Board of Directors determines (taking into account any adjustment to the terms and conditions of the Merger Agreement or any other documents contemplated by the Merger Agreement as proposed by Parent, if any, and any other information offered by Parent) in good faith, after consultation with its financial advisor and outside legal counsel, that the Intervening Event remains an Intervening Event and that the failure to make an Adverse Recommendation Change would be reasonably likely to be inconsistent with its fiduciary duties.

Conditions to the Closing (page 87)
Conditions to Each Party’s Obligations to Effect the Merger
Each party’s obligations to effect the Merger are subject to the satisfaction or waiver (where permissible pursuant to applicable law) of the following conditions at or prior to the Closing:
•
the Company must have obtained the Company Stockholder Approval;

•
no applicable law (whether temporary, preliminary or permanent) that restrains, enjoins, renders illegal or otherwise prohibits the consummation of the Merger may remain in effect; and

•
(i) any applicable waiting period relating to the Merger must have expired or been terminated under the HSR Act, (ii) any commitment or agreement with any governmental authority in the United States or any Required Government Authorities to delay the Closing, or to not consummate the Merger before a certain date, must have expired or terminated, and (iii) the Company must have received all Required Regulatory Approvals, which must remain in full force and effect.

Conditions to Parent’s and Merger Subsidiary’s Obligations to Effect the Merger
In addition, the obligations of Parent and Merger Subsidiary to effect the Merger are subject to the satisfaction or waiver (where permissible pursuant to applicable law) of the following conditions at or prior to the Closing:
•
Avanos must have performed and complied in all material respects with all of its covenants, obligations and agreements under the Merger Agreement required to be performed or complied with by it at or prior to the Closing;

•
each of the representations and warranties of Avanos contained in the Merger Agreement regarding certain aspects of the capitalization of Avanos (as set forth in specified sections of the Merger Agreement) and takeover laws must have been true and correct in all respects at and as of the date of the Merger Agreement and must be true and correct in all respects at and as of the Closing (other than representations and warranties that by their terms address matters only as of another specified time, which must have been true as of such time), other than de minimis inaccuracies in representations and warranties of Avanos regarding its outstanding shares of stock and other outstanding securities;

•
each of the other representations and warranties of Avanos contained in the Merger Agreement regarding corporate authorization, organizational documents, the issuance of stock and equity awards, voting trusts and proxies, and affiliate transactions (disregarding all materiality and Material Adverse Effect (as defined in the section entitled “The Merger Agreement — Representations and Warranties”) qualifications contained therein) must have been true and correct in all material respects at and as of the date of the Merger Agreement and must be true and correct in all material respects at and as of the Closing (other than representations and warranties that by their terms address matters only as of another specified time, which must have been so true as of such time);

•
each of the other representations and warranties of Avanos contained in the Merger Agreement (disregarding all materiality and Material Adverse Effect (as defined in the section entitled “The Merger Agreement — Representations and Warranties”) qualifications contained therein) must have been true and correct at and as of the date of the Merger Agreement and must be true and correct at and as of the Closing (other than representations and warranties that by their terms address matters only as of another specified time, which must have been true as of such time), except for any failures of such representations and warranties to be true and correct as have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

•
since the date of the Merger Agreement, there must not have been a Material Adverse Effect; and

•
Parent must have received a certificate signed by an executive officer of Avanos, certifying that the conditions described in the preceding five bullets have been satisfied.

Conditions to Avanos’ Obligations to Effect the Merger
In addition, the obligations of Avanos to effect the Merger are subject to the satisfaction or waiver (where permissible pursuant to applicable law) of the following conditions at or prior to the Closing:

•
each of Parent and Merger Subsidiary must have performed and complied in all material respects with all of its covenants, obligations and agreements under the Merger Agreement required to be performed or complied with by it at or prior to the Closing;

•
each of the representations and warranties of Parent contained in the Merger Agreement regarding corporate existence and power, corporate authorization, and brokers (disregarding all materiality qualifications contained therein and all qualifications related to an event or effect that, individually or in the aggregate, would prevent or materially impair Parent’s and Merger Subsidiary’s ability to consummate the Transactions by January 13, 2027 (a “Parent Material Adverse Effect”)) must have been true and correct in all material respects at and as of the date of the Merger Agreement and must be true and correct in all material respects at and as of the Closing (other than representations and warranties that by their terms address matters only as of another specified time, which must have been so true as of such time);

•
each of the other representations and warranties of Parent contained in the Merger Agreement (disregarding all materiality and Parent Material Adverse Effect qualifications contained therein) must have been true and correct at and as of the date of the Merger Agreement and must be true and correct at and as of the Closing (other than representations and warranties that by their terms address matters only as of another specified time, which must have been true as of such time), except for any failures of such representations and warranties to be true and correct as have not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect; and

•
the Company must have received a certificate signed by an executive officer of Parent, certifying that the conditions described in the preceding three bullets have been satisfied.

Termination of the Merger Agreement (page 88)
Termination by Mutual Consent
The Merger Agreement may be terminated at any time prior to the Effective Time by the mutual written agreement of Avanos and Parent.
Termination by Either Avanos or Parent
The Merger Agreement may be terminated at any time prior to the Effective Time by either Avanos or Parent if:
•
the Merger has not been consummated on or before January 13, 2027 (the “End Date”); provided, however, that the right to terminate the Merger Agreement pursuant to this bullet will not be available to any party to the Merger Agreement if the failure of the Merger to be consummated by the End Date was primarily caused by such party’s breach of any provision of the Merger Agreement;

•
any order, injunction, judgment, directive, determination, decree, writ, award or ruling by a court or other governmental authority (an “Order”) permanently restraining, enjoining, rendering illegal or otherwise prohibiting consummation of the Merger becomes final and non-appealable; provided, however, that the right to terminate the Merger Agreement pursuant to this bullet will not be available to a party if the issuance, enforcement or entry of any such Order, or such Order becoming final and non-appealable, was primarily caused by such party’s breach of any provision of the Merger Agreement; or

•
at the Special Meeting (including any adjournment or postponement thereof in accordance with the Merger Agreement), the Company Stockholder Approval is not obtained.

Termination by Parent
The Merger Agreement may be terminated at any time prior to the Effective Time by Parent if:
•
prior to obtaining the Company Stockholder Approval, an Adverse Recommendation Change occurs; or

•
there has been (i) a breach by Avanos of any covenant, obligation or agreement set forth in the Merger Agreement or (ii) any failure of any representation or warranty of Avanos set forth in the Merger Agreement, in each case such that (A) the closing conditions contained in the Merger Agreement related to the accuracy of representations and warranties or performance of the covenants would not be satisfied and (B) such breach or failure is not curable within thirty days, or, if curable, is not cured within thirty days after Parent provides notice of such breach or failure to Avanos; provided, that the right to terminate the Merger Agreement pursuant to this bullet will not be available to Parent if (i) Parent or Merger Subsidiary is then in breach of any covenant, obligation or agreement contained in the Merger Agreement or (ii) any representation or warranty of Parent or Merger Subsidiary contained in the Merger Agreement is untrue or incorrect, in each case that would result in a failure of the conditions to Avanos’ obligation to consummate the Merger.

Termination by Avanos
The Merger Agreement may be terminated at any time prior to the Effective Time by Avanos if:
•
there has been (i) a breach by Parent or Merger Subsidiary of any covenant, obligation or agreement set forth in the Merger Agreement or (ii) any failure of any representation or warranty of Parent set forth in the Merger Agreement, in each case such that (A) the closing conditions contained in the Merger Agreement related to the accuracy of representations and warranties or performance of the covenants would not be satisfied and (B) such breach or failure is not curable within thirty days, or, if curable, is not cured within thirty days after Avanos provides notice of such breach or failure to Parent; provided, that the right to terminate the Merger Agreement pursuant to this bullet will not be available to Avanos if (i) Avanos is then in breach of any covenant, obligation or agreement contained in the Merger Agreement or (ii) any representation or warranty of Avanos contained in the Merger Agreement is untrue or incorrect, in each case that would result in a failure of the conditions to Parent’s and Merger Subsidiary’s obligations to consummate the Merger; or

•
prior to obtaining the Company Stockholder Approval, Avanos receives a Superior Proposal and enters into a definitive Alternative Acquisition Agreement concerning a Superior Proposal in accordance with the provisions of the Merger Agreement governing Superior Proposals; provided, that concurrently with such termination, Avanos pays the Company Termination Fee (as defined below) to Parent.

Termination Fees (page 90)
Avanos will be required to pay Parent a termination fee in the amount of $37,500,000 (the “Company Termination Fee”) if:
•
prior to obtaining the Company Stockholder Approval, Parent terminates the Merger Agreement following the occurrence of an Adverse Recommendation Change; or

•
prior to obtaining the Company Stockholder Approval, Avanos terminates the Merger Agreement to enter into a definitive Alternative Acquisition Agreement with respect to a Superior Proposal.

In addition, Avanos will be required to pay the Company Termination Fee to Parent if:
•
the Merger Agreement is terminated:

•
by Parent or the Company:

•
because the Merger has not been consummated on or before the End Date where such failure was not primarily caused by a breach by Parent of any provision of the Merger Agreement; or

•
because the Company Stockholder Approval is not obtained at the Special Meeting; or

•
by Parent because (i) Avanos breached any covenant, obligation or agreement contained in the Merger Agreement or (ii) if there is a failure of any representation or warranty of Avanos contained in the Merger Agreement, in each case such that (A) the closing conditions contained in the Merger Agreement related to the accuracy of representations and warranties or performance of the covenants would not be satisfied, and (B) such breach or failure is not curable or cured within thirty days, or, if curable, is not cured within thirty days of the Company’s receipt of notice thereof from Parent; and
•
each of the following conditions is satisfied:

•
after the date of the Merger Agreement and prior to (i) the Special Meeting (in the case of a termination as a result of a failure to obtain the Company Stockholder Approval) or (ii) the termination of the Merger Agreement (in the case of a termination for the other reasons listed in the bullets above), an Acquisition Proposal must have been publicly announced (or become publicly known) or otherwise communicated to the Board of Directors (or a committee of the Board of Directors) or the Company Stockholders and, in any such case, not publicly and irrevocably withdrawn; and

•
within twelve months following the date of such termination, an Acquisition Proposal must have been consummated or the Company must have entered into a definitive agreement for an Acquisition Proposal that is subsequently consummated (provided, that for purposes of this bullet, each reference to “20%” in the definition of Acquisition Proposal will be deemed to be a reference to “50%”).

If Avanos fails to pay the Company Termination Fee, and in order to obtain such payment Parent commences a legal proceeding against Avanos that results in a judgment for monetary damages requiring Avanos to pay any such amount, Avanos must also pay the costs and expenses incurred by Parent in connection with such proceeding, together with interest at the prime rate from the date the Company Termination Fee was required to be paid until the payment date, up to $5,000,000 (the “Expenses Cap”).
Specific Performance (page 92)
The parties to the Merger Agreement agreed that, prior to the valid termination of the Merger Agreement, the Company, Parent and Merger Subsidiary may seek and obtain an injunction, specific performance or other equitable remedies in connection with enforcing each party’s obligations under the Merger Agreement and the Equity Commitment Letter.
Material U.S. Federal Income Tax Consequences of the Merger (page 62)
The receipt of cash by Company Stockholders in exchange for shares of Common Stock in the Merger will be a taxable transaction to Company Stockholders for U.S. federal income tax purposes. Such receipt of cash by each Company Stockholder that is a U.S. Holder (as defined in the section entitled, “The Merger — Material U.S. Federal Income Tax Consequences of the Merger”) generally will result in gain or loss in an amount equal to the difference between the amount of cash received in the Merger and the U.S. Holder’s adjusted tax basis in the shares of Common Stock surrendered pursuant to the Merger by such U.S. Holder.
A Company Stockholder that is a Non-U.S. Holder (as defined in the section entitled, “The Merger — Material U.S. Federal Income Tax Consequences of the Merger”) generally will not be subject to U.S. federal income tax with respect to the exchange of Common Stock for cash in the Merger unless such Non-U.S. Holder has certain connections to the United States.
Company Stockholders should read the section entitled “The Merger — Material U.S. Federal Income Tax Consequences of the Merger.”
Company Stockholders should consult their tax advisors in light of their particular circumstances and any consequences relating to the Merger arising under U.S. federal, state, and local tax laws and non-U.S. tax laws.
Regulatory Matters (page 64)
In addition to obtaining the Company Stockholder Approval, each party’s obligations to effect the Merger are subject to the satisfaction of each of the following conditions:

•
no applicable law (whether temporary, preliminary or permanent) that restrains, enjoins, renders illegal or otherwise prohibits the consummation of the Merger remains in effect; and

•
(i) any applicable waiting period relating to the Merger must have expired or been terminated under the HSR Act, (ii) any commitment or agreement with any governmental authority in the United States or any Required Government Authorities to delay the Closing, or to not consummate the Merger before a certain date, must have expired or terminated, and (iii) all Required Regulatory Approvals must have been obtained and remain in full force and effect.

Voting by the Company’s Directors and Executive Officers (page 27)
At the close of business on June 5, 2026, the most recent practicable date prior to the Record Date, the Company’s directors and executive officers were entitled to vote 165,068 shares of Common Stock, or approximately 0.35% of the shares of Common Stock issued and outstanding on that date. The Company expects that its directors and executive officers will vote all of their respective shares of Common Stock in favor of the Merger Proposal, the Advisory Compensation Proposal and the Adjournment Proposal at the Special Meeting, although none of the directors and executive officers are obligated to do so.
Stock Exchange Delisting; Deregistration (page 87)
Prior to the Effective Time, the Company must cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable laws and rules and policies of the NYSE to enable the delisting of the Common Stock from the NYSE and the deregistration of the Common Stock under the Exchange Act as promptly as practicable after the Effective Time, and in any event no more than ten days after the Closing Date.
Litigation Related to the Merger (page 64)
As of the date of this proxy statement, no stockholder litigation related to the Merger Agreement has been brought against the Company or any members of the Board of Directors.
Appraisal Rights (page 98)
Under the DGCL, a Company Stockholder who does not vote in favor of the Merger Proposal will have the right to seek appraisal of the fair value of their shares of Common Stock as determined by the Court of Chancery of the State of Delaware (the “Delaware Court of Chancery”) if the Merger is completed, but only if such stockholder strictly complies with the procedures set forth in Section 262 of the DGCL. This appraisal amount could be more than, the same as or less than the Merger Consideration. Any Company Stockholder intending to exercise appraisal rights must, among other things, submit a written demand for appraisal to the Company prior to the vote on the Merger Proposal at the Special Meeting and must not vote or otherwise submit a proxy in favor of the Merger Proposal. Your failure to follow exactly the procedures specified under the DGCL will result in the failure to perfect, loss, or waiver of your appraisal rights. Company Stockholders who wish to seek appraisal of their shares are in any case encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights due to the complexity of the appraisal process. The DGCL requirements for perfecting and exercising appraisal rights are described in additional detail in this proxy statement, which description is qualified in its entirety by Section 262 of the DGCL, which is the relevant section of the DGCL regarding appraisal rights, a copy of which is attached to this proxy statement as Annex C and is publicly available, without subscription or cost, at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. For more information regarding appraisal rights, please see the section entitled “Appraisal Rights.”
Market Price of the Common Stock
The closing trading price of a share of Common Stock on the NYSE on April 13, 2026, the last trading day before the public announcement of the Merger Agreement, was $14.53 per share. On June 8, 2026, which is the latest practicable trading day before the date of this proxy statement, the closing price of a share of

Common Stock on the NYSE was $25.00. You are encouraged to obtain current market quotations for the Common Stock in connection with voting your shares of Common Stock.
Additional Information (page 104)
You can find more information about the Company in the periodic reports and other information we file with the SEC. The information is available at the website maintained by the SEC at www.sec.gov.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND MERGER
The following questions and answers briefly address some commonly asked questions about the Special Meeting and the Merger. They may not include all the information that is important to Avanos Stockholders. Avanos Stockholders should carefully read this entire proxy statement, including the annexes hereto and the other documents referred to or incorporated by reference herein.
Q:
Why am I receiving this proxy statement?

A:
You are receiving this proxy statement in connection with a solicitation of proxies by the Company in favor of the Merger Proposal and the other matters to be voted on at the Special Meeting. The Merger Agreement contains terms governing the Merger and is attached to this proxy statement as Annex A.

In order to complete the Merger, among other things, Company Stockholders must approve and adopt the Merger Agreement in accordance with the DGCL. This proxy statement, which you should carefully read in its entirety, contains important information about the Special Meeting, the Merger Agreement, the Transactions and other matters.
Q:
What is a proxy?

A:
A stockholder’s legal designation of another person to vote their shares of stock is referred to as a proxy. The document used to designate a proxy to vote a stockholder’s shares of Common Stock is called a proxy card.

Q:
What will happen in the Merger?

A:
Under the Merger Agreement, Merger Subsidiary will merge with and into Avanos, the separate corporate existence of Merger Subsidiary will cease, and Avanos will continue as a wholly-owned subsidiary of Parent. At the Effective Time, each share of Common Stock issued and outstanding immediately prior to the Effective Time (other than (i) shares of Common Stock held by Avanos as treasury stock or owned by any subsidiary of Avanos or by Parent or any subsidiary of Parent immediately prior to the Effective Time and (ii) shares of Common Stock held by a holder who is entitled to demand and properly demands appraisal of such shares in accordance with Section 262 of the DGCL) will be automatically canceled and converted into the right to receive $25.00 per share in cash, without interest. For a more complete discussion of the proposed Merger, its effects and the other Transactions, please see the section entitled “The Merger.”

Q:
What will Company Stockholders receive if the Merger is completed?

A:
If the Merger is completed, shares of Common Stock issued and outstanding immediately prior to the Effective Time will automatically be converted into the right to receive the Merger Consideration of $25.00 per share in cash, without interest. Any (i) shares of Common Stock held by Avanos as treasury stock or owned by any subsidiary of Avanos or by Parent or any subsidiary of Parent immediately prior to the Effective Time and (ii) shares of Common Stock held by a holder who is entitled to demand and properly demands appraisal of such shares in accordance with Section 262 of the DGCL, will automatically be canceled and will not be entitled to receive the Merger Consideration.

For more information regarding the Merger Consideration to be received by Company Stockholders if the Merger is completed, please see the section entitled “The Merger Agreement — Merger Consideration.”
Q:
What happens if the Merger is not completed?

A:
If the Company Stockholders do not approve the Merger Proposal or if the Merger is not completed for any other reason, the Company Stockholders will not receive any Merger Consideration for their shares of Common Stock in connection with the Merger. Instead, the Company expects that its management will continue to operate the Company’s business, the Company will remain an independent public company, the Common Stock will continue to be listed and traded on the NYSE and registered under the

Exchange Act, and the Company Stockholders will continue to own their shares of Common Stock and will continue to be subject to the same general risks and opportunities as they currently are with respect to ownership of the Common Stock. Under certain circumstances, the Company may be obligated to pay to Parent the Company Termination Fee if the Merger is not completed. Please see the section entitled “The Merger Agreement — Termination Fees.”
Q:
What are Company Stockholders being asked to vote on?

A:
The Company is holding the Special Meeting to vote on the Merger Proposal to approve and adopt the Merger Agreement and approve the Transactions. Company Stockholders will also be asked to approve the Advisory Compensation Proposal and the Adjournment Proposal.

Q:
How does the Board of Directors recommend that I vote at the Special Meeting?

A:
The Board of Directors unanimously recommends that you vote “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal and “FOR” the Adjournment Proposal. For additional information regarding the recommendation of the Board of Directors, please see the section entitled “The Merger — Recommendation of the Board of Directors and Reasons for the Merger.”

Q:
How important is my vote as a Company Stockholder?

A:
Your vote “FOR” each proposal presented at the Special Meeting is very important, regardless of the number of shares of Common Stock that you own, and we urge you to submit a proxy card or to vote by the Internet or telephone as soon as possible. The Merger cannot be completed without the approval of the Merger Proposal by the Company Stockholders.

Q:
What constitutes a quorum for the Special Meeting?

A:
The holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Special Meeting are required to constitute a quorum. If a Company Stockholder votes, their shares will be included in the number of shares to establish a quorum. Abstentions and proxy cards returned without voting instructions will also be counted as present for purposes of determining whether the quorum requirement is satisfied. Broker non-votes for Company Stockholders who hold their shares in “street name” and do not give voting instructions to their bank or brokerage firm will not be counted as present for purposes of determining whether the quorum requirement is satisfied.

Q:
What vote is required to approve each proposal at the Special Meeting?

A:
Approval of the Merger Proposal requires the affirmative vote of holders of a majority of the outstanding shares of Common Stock entitled to vote thereon. A Company Stockholder’s abstention from voting or the failure of a Company Stockholder to vote (including the failure of a Company Stockholder who holds shares in “street name” to give any voting instructions to their bank or broker) will have the same effect as a vote “AGAINST” the Merger Proposal.

Approval of the Advisory Compensation Proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock that are present at the Special Meeting (in person or by proxy) and entitled to vote on the Advisory Compensation Proposal. Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock represented at the Special Meeting. Abstentions will have the same effect as a vote “AGAINST” each of the Advisory Compensation Proposal and the Adjournment Proposal. The failure of a Company Stockholder to vote (including the failure of a Company Stockholder who holds shares in “street name” to give any voting instructions to their bank or broker) will cause such Company Stockholder not to be counted as present or represented at the Special Meeting and will have no effect on the outcome of the Advisory Compensation Proposal or the Adjournment Proposal, except to the extent that it results in there being insufficient shares present in person or represented by proxy at the Special Meeting to establish a quorum. If a beneficial owner who holds shares in “street name” instructs their bank or brokerage firm how to vote with respect to either the Merger Proposal or the Advisory Compensation Proposal, but not the Adjournment Proposal, it will have the same effect as a vote “AGAINST” the Adjournment Proposal.

Q:
When and where is the Special Meeting? How can I attend the Special Meeting?

A:
The Special Meeting will be held on July 22, 2026, at 9:00 a.m., Eastern Time, at the offices of Alston & Bird LLP, One Atlantic Center, 1201 West Peachtree Street, Atlanta, Georgia 30309.

If you were a Company Stockholder as of the close of business on the Record Date, you or your duly appointed representative may attend the Special Meeting. Returning your proxy card or otherwise voting prior to the Special Meeting will not affect your right to attend the Special Meeting and to vote. Please bring proof of identification to attend the Special Meeting.
If you are not a Company Stockholder of record but hold shares as a beneficial owner in “street name,” you will also be required to (i) provide proof of beneficial ownership to attend the Special Meeting, such as an account statement reflecting ownership as of the Record Date, a copy of the voting instruction form provided by your bank or brokerage firm, or other similar evidence of ownership, and (ii) obtain a power of attorney or proxy from your bank or brokerage firm, as the record holder of the shares, to vote at the Special Meeting.
Q:
Who is entitled to vote on the proposals being considered at the Special Meeting?

A:
All holders of Common Stock who held shares at the close of business on the Record Date are entitled to vote on the proposals being considered at the Special Meeting.

Q:
How many votes do I have for the Special Meeting?

A:
Each share of Common Stock held as of the Record Date entitles the holder to one vote. As of the close of business on June 5, 2026, the most recent practicable date prior to the Record Date, there were 46,847,816 outstanding shares of Common Stock. Shares of Common Stock may not be voted cumulatively.

Q:
How can I vote my shares without attending the Special Meeting?

A:
If you are a stockholder with shares of Common Stock registered in your name on the Record Date, you may submit your vote before the Special Meeting in one of the following ways:

•
voting by telephone or the Internet, by following the instructions set forth on the proxy card, prior to 11:59 p.m., Eastern Time, on July 21, 2026; or

•
voting by mail, by marking, signing and dating your proxy card and returning it in the postage pre-paid envelope provided or returning it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. In order for your mailed proxy to be voted at the Special Meeting, it must be received by 5:00 p.m., Eastern Time, on July 21, 2026 at the following address: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you are not a Company Stockholder of record but instead hold your shares in “street name” through a bank or brokerage firm, please vote by following the instructions on the voting instruction form furnished by your bank or brokerage firm. Your bank or brokerage firm cannot vote on any of the proposals, including the Merger Proposal, without your instructions. Please note that you may not vote shares held in “street name” by returning a proxy card directly to the Company.
Additional information on voting procedures can be found in the section entitled “Special Meeting of Avanos’ Stockholders.”
Q:
How can I vote my shares at the Special Meeting?

A:
If you are a stockholder with shares of Common Stock registered in your name on the Record Date, you may also vote at the Special Meeting. If you decide to attend the Special Meeting and vote at the meeting, your vote will revoke any vote previously submitted.

The Special Meeting will begin promptly at 9:00 a.m., Eastern Time, on July 22, 2026. The Company encourages you to arrive at the Special Meeting at least 30 minutes prior to the start time, to leave time for check-in. Even if you plan to attend the Special Meeting, the Company urges you to vote your shares in advance so that your vote will be counted if you later decide not to or become unable to attend the Special Meeting.
If you are a beneficial owner of Common Stock held in “street name” and you desire to vote at the Special Meeting, you must obtain a power of attorney or proxy from your bank or brokerage firm, as the record holder of the Common Stock, to do so.
Q:
If my shares of Common Stock are held in “street name” by my bank or brokerage firm, will my bank or brokerage firm automatically vote those shares for me?

A:
No. Under the rules of the NYSE, a bank, broker, trust or other nominee does not have discretionary authority to vote on “non-routine” matters without specific instructions from the beneficial owner of the stock. All of the matters to be considered at the Special Meeting are “non-routine” matters for this purpose. If you provide voting instructions to your bank, broker, trust or other nominee on one or more of the proposals but not on all of the proposals, then your shares of Common Stock will be counted as present for the purposes of determining a quorum but will not be voted on any proposal for which you fail to provide instructions. To make sure that your Common Stock is voted with respect to each of the proposals, you must instruct your bank or brokerage firm how you want to vote your shares, in accordance with the voting instruction form provided by your bank or brokerage firm.

The effect of not instructing your bank, broker, trust or other nominee how you want to vote your shares will be the same as a vote “AGAINST” the Merger Proposal and will not have any effect on the outcome of the Adjournment Proposal or the Advisory Compensation Proposal, except to the extent that it results in there being insufficient shares present in person or represented by proxy at the Special Meeting to establish a quorum. If a beneficial owner instructs their bank or brokerage firm how to vote with respect to either the Merger Proposal or the Advisory Compensation Proposal, but not the Adjournment Proposal, it will have the same effect as a vote “AGAINST” the Adjournment Proposal.
Q:
What should I do if I receive more than one set of voting materials for the Special Meeting?

A:
If you hold shares of Common Stock in “street name” and also directly in your name as a Company Stockholder of record or otherwise, or if you hold shares of Common Stock in more than one brokerage account, you may receive more than one set of voting materials relating to the Special Meeting.

Record Holders.   For shares held directly, please complete, sign, date and return each proxy card, or you may cast your vote by telephone or Internet as provided on each proxy card, or otherwise follow the voting instructions provided in this proxy statement in order to ensure that all of your shares of Common Stock are voted.
“Street name” Holders.   For shares held in “street name” through a bank, broker, trust or other nominee, you should follow the procedures provided by your bank, broker, trust or other nominee to vote your Common Stock.
Q:
If a stockholder gives a proxy, how are the shares of Common Stock voted?

A:
Regardless of the method you choose to vote, the individuals named on the enclosed proxy card will vote your shares of Common Stock in the way that you specify your shares should be voted. When completing the proxy card or voting by the Internet or telephone, you may specify whether your shares of Common Stock should be voted “FOR,” “AGAINST” or “ABSTAIN” on all, some or none of the proposals to come before the Special Meeting.

Q:
How will my shares of Common Stock be voted if I return a blank proxy card?

A:
If you sign, date and return your proxy card and do not specify how you want your shares of Common Stock to be voted, then your shares of Common Stock will be voted “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal and “FOR” the Adjournment Proposal.

Q:
Can I revoke or change my vote?

A:
Yes. If you are a stockholder with shares of Common Stock registered in your name on the Record Date, you may revoke or change your vote before the Special Meeting by using any of the following methods:

•
delivering written notice of revocation or a revised proxy card, with a later date than your prior proxy card or your prior vote by Internet or telephone, to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, by 5:00 p.m., Eastern Time, on July 21, 2026;

•
voting by telephone or the Internet, by following the instructions set forth on the proxy card, prior to 11:59 p.m., Eastern Time, on July 21, 2026; or

•
attending the Special Meeting and voting in person (please note that attendance at the Special Meeting will not, by itself, revoke your prior vote if you do not actually vote at the Special Meeting).

You may request a new proxy card by calling Okapi Partners LLC. Company Stockholders can call toll-free at 1-877-629-6356. Banks and brokers can call collect at 212-297-0720.
If you hold your shares in “street name,” the above options for revoking or changing your vote do not apply, and you must follow the instructions provided by your bank or brokerage firm to revoke or change your voting instructions.
For more information, please see the section entitled “The Special Meeting of Avanos’ Stockholders — Revocation of Proxies.”
Q:
Where can I find the voting results of the Special Meeting?

A:
The preliminary voting results for the Special Meeting will be announced at the Special Meeting. In addition, within four business days of the Special Meeting, the Company intends to file the final voting results of the Special Meeting with the SEC on a Current Report on Form 8-K.

Q:
Am I entitled to appraisal rights?

A:
Yes. Under Section 262 of the DGCL, a Company Stockholder who does not vote in favor of the Merger Proposal will be entitled to seek appraisal of their shares of Common Stock if such Company Stockholder takes certain actions and certain criteria are satisfied. For more information, see the section entitled “Appraisal Rights” and Annex C of this proxy statement.

Q:
Do any of the officers or directors of the Company have interests in the Merger that may differ from or be in addition to my interests as a Company Stockholder?

A:
Yes. In considering the recommendation of the Board of Directors that the Company Stockholders vote to approve the Merger Proposal, the Company Stockholders should be aware that the Company’s directors and executive officers have interests in the Merger that are different from, or in addition to, the interests of the Company Stockholders generally. The Board of Directors was aware of and considered these differing interests, to the extent such interests existed at the time, among other matters, in evaluating and negotiating the Merger Agreement and the Merger and in unanimously recommending that the Company Stockholders approve and adopt the Merger Agreement and approve the consummation of the Transactions. See the section entitled “The Merger — Interests of Avanos’ Directors’ and Executive Officers in the Merger.”

Q:
Why am I being asked to vote on the Advisory Compensation Proposal?

A:
SEC rules require the Company to seek approval, on a non-binding, advisory basis, of the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger. Approval of the Advisory Compensation Proposal is not required to complete the Merger.

Q:
What happens if I sell my shares of Common Stock after the Record Date but before the Special Meeting?

A:
The Record Date is earlier than the date of the Special Meeting. If you transfer your shares of Common Stock after the Record Date but before the Special Meeting, you will, unless special arrangements are made, retain your right to vote at the Special Meeting, but you will not receive the Merger Consideration. In order to receive the Merger Consideration, you must hold your shares of Common Stock at the Effective Time.
Q:
When is the Merger expected to be completed?

A:
The Company and Parent are working to complete the Merger as quickly as possible after the Special Meeting. The Company currently anticipates that the Merger will be completed in the second half of 2026. In order to complete the Merger, we must obtain the Company Stockholder Approval, any applicable waiting period relating to the Merger must have expired or been terminated under the HSR Act and certain other applicable antitrust laws and foreign direct investment laws, and a number of other closing conditions under the Merger Agreement must be satisfied or waived. See the section entitled “The Merger Agreement — Conditions to the Completion of the Merger.” Accordingly, there can be no assurances that the Merger will be completed at all, or if completed, that it will be completed in the second half of 2026.

Q:
What are the United States federal income tax consequences of the Merger to Avanos U.S. stockholders?

A:
The receipt of cash by U.S. Holders (as defined in the section entitled “The Merger — Material U.S. Federal Income Tax Consequences of the Merger”) in exchange for shares of Common Stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. In general, for U.S. federal income tax purposes, a U.S. Holder who receives cash in exchange for shares of Common Stock pursuant to the Merger will recognize capital gain or loss in an amount equal to the difference, if any, between (i) the amount of cash received in the Merger and (ii) the U.S. Holder’s adjusted tax basis in its Common Stock exchanged therefor. Payments made to a non-U.S. Holder in exchange for shares of Common Stock pursuant to the Merger generally will not be subject to U.S. federal income tax unless you have certain connections with the United States.

This proxy statement contains a general discussion of certain U.S. federal income tax consequences of the Merger. No information is provided with respect to the tax consequences of the Merger under any U.S. federal law other than income tax laws (including, for example the U.S. federal estate, gift, Medicare, and alternative minimum tax laws), or any applicable state, local, or foreign tax laws. Consequently, holders should consult their tax advisor as to the tax consequences of the Merger relevant to their particular circumstances, including the applicability and effect of the alternative minimum tax and any state, local, non-U.S. or other tax laws and of changes in those laws.
Q:
What should I do now?

A:
You should read this proxy statement carefully and in its entirety, including the annexes to this proxy statement and the documents referred to or incorporated by reference herein, including the Merger Agreement, and return your completed, signed and dated proxy card by mail in the enclosed postage-paid envelope, or submit your vote by telephone or over the Internet, as soon as possible so that your shares will be voted in accordance with your instructions.

Q:
Whom do I call if I have questions about the Special Meeting or the Merger?

A:
If you are a Company Stockholder and have questions about the Special Meeting or the Merger, or desire additional copies of this proxy statement or additional proxy cards, you may contact the Company’s proxy solicitation agent:

Okapi Partners LLC
1212 Avenue of the Americas, 17th Floor
New York, NY 10036
Stockholders can call toll-free at 1-877-629-6356
Banks and brokers can call collect at 212-297-0720
E-mail: info@okapipartners.com
You should also consider consulting your legal, tax and/or financial advisors with respect to any aspect of the Merger, the Merger Agreement or other matters discussed in this proxy statement.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION
This proxy statement, and any document to which Avanos refers in this proxy statement, contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, which include all statements that do not relate solely to historical or current facts, such as statements regarding the Company’s expectations, intentions or strategies regarding the future, including strategies or plans as they relate to the Merger. The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “should,” “would,” “could,” “forecast,” “estimate,” “continue,” “project,” “projection “target,” “potential,” “may,” “will,” “objective,” “guidance,” and other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature and convey the uncertainty of future events or outcomes, although not all forward-looking statements contain such identifying words. These forward-looking statements are and will be, subject to many risks, uncertainties and factors which may cause future events to be materially different from these forward-looking statements or anything implied therein. These risks and uncertainties include, but are not limited to:
•
risks that the Merger may not be completed on the anticipated terms or timing, or at all;

•
the timing, receipt and terms and conditions of any required governmental or regulatory approvals of the Merger that could reduce the anticipated benefits of, delay or prevent the consummation of, or cause the parties to abandon the Merger;

•
risks related to the satisfaction of the conditions to closing the Merger (including the failure to obtain necessary regulatory approvals or the Company Stockholder Approval) in the anticipated timeframe or at all;

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the risk that any announcements relating to the Merger could have adverse effects on the market price of the Common Stock, including that the market price of the Common Stock may decline significantly if the Merger is not completed;

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disruption from the Merger making it more difficult to maintain business and operational relationships, including retaining and hiring management and other key personnel;

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the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, including in certain circumstances requiring the Company to pay the Company Termination Fee;

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risks related to disruption of management’s attention from the Company’s ongoing business operations due to the Merger;

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significant transaction costs;

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the risk of litigation and/or regulatory actions related to the Merger;

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inherent uncertainties involved in the estimates, assumptions and projections underlying any financial forecasts or prospective financial information included in, or referred to in, this proxy statement;

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the potential impact of general economic, political, financial, industry or market conditions on the Company or the Merger; and

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other economic, business, or competitive factors, including factors described in the Company’s filings with the SEC, such as its Annual Report on Form 10-K for the fiscal year ended December 31, 2025. See the section entitled “Where You Can Find More Information” for documents incorporated by reference into this proxy statement.

While the list of risks and uncertainties presented here is considered representative, no such list or discussion should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, and legal liability to third parties and similar risks, any of which could have a material adverse effect on the completion of the Merger and/or the Company’s consolidated financial condition, results of operations, or liquidity. In light of the significant uncertainties in these forward-looking statements, the Company cannot assure you that the forward-looking statements in this proxy statement will prove to be accurate, and you should not regard these statements as a representation or warranty by the Company, its directors, officers or employees or any other person that the Company will achieve its objectives and plans in any specified time frame, or at all. Any forward-looking statements in this proxy statement are based upon information available to the Company on the date of this proxy statement. Subject to applicable law, the Company does not undertake to publicly update or revise its forward-looking statements.

THE PARTIES TO THE MERGER
Avanos Medical, Inc.
Avanos Medical, Inc., which is incorporated in Delaware and headquartered in Alpharetta, Georgia, is a global medical technology company focused on delivering clinically superior medical device solutions that help patients get back to the things that matter. Avanos is committed to addressing some of today’s most important healthcare needs, including providing a vital lifeline for nutrition to patients from hospital to home, and reducing the use of opioids while helping patients move from surgery to recovery. Avanos develops, manufactures and markets its recognized brands globally and holds leading market positions in multiple categories across its portfolio. The Common Stock is listed and traded on the NYSE under the ticker symbol “AVNS.” Avanos’ executive offices are located at 5405 Windward Parkway, Suite 100 South, Alpharetta, Georgia 30004, and can be reached by phone at (844) 428-2667.
A-AV Holdco I, Inc.
Parent was incorporated on April 8, 2026, solely for the purpose of engaging in the Transactions, and has not engaged in any activities other than in connection with or as contemplated by the Merger Agreement or the Transactions. Parent’s principal executive offices are located at c/o AIP, LLC, 450 Lexington Avenue, 40th Floor, New York, New York 10017, and its telephone number is (212) 627-2360.
A-AV MergerSub, Inc.
Merger Subsidiary is a wholly-owned subsidiary of Parent and was incorporated on April 8, 2026, solely for the purpose of engaging in the Transactions, and has not engaged in any business activities other than in connection with or as contemplated by the Merger Agreement or the Transactions. Merger Subsidiary’s principal executive offices are located at c/o AIP, LLC, 450 Lexington Avenue, 40th Floor, New York, New York 10017, and its telephone number is (212) 627-2360.

THE SPECIAL MEETING OF AVANOS’ STOCKHOLDERS
General
This proxy statement is first being mailed on or about June 22, 2026 and constitutes notice of the Special Meeting in conformity with the requirements of the DGCL and the By-laws.
This proxy statement is being provided to Company Stockholders as part of a solicitation of proxies by the Board of Directors for use at the Special Meeting and at any adjournment or postponement of the Special Meeting. Company Stockholders are encouraged to read this entire proxy statement carefully, including the annexes to this proxy statement and the documents referred to or incorporated by reference herein, for more detailed information regarding the Merger Agreement and the Transactions.
Date, Time, and Place; Attendance
The Special Meeting will be held on July 22, 2026, at 9:00 a.m., Eastern Time, at the offices of Alston & Bird LLP, One Atlantic Center, 1201 West Peachtree Street, Atlanta, Georgia 30309.
Company Stockholders as of the close of business on the Record Date or their duly appointed representatives may attend the Special Meeting. Returning a proxy card or otherwise voting prior to the Special Meeting will not affect a Company Stockholder’s right to attend the Special Meeting and to vote. Company Stockholders should bring proof of identification to attend the Special Meeting.
Company Stockholders who are not stockholders of record but hold shares as a beneficial owner in “street name” will also be required to: (i) provide proof of beneficial ownership to attend the Special Meeting, such as an account statement reflecting ownership as of the Record Date, a copy of the voting instruction form provided by the bank or brokerage firm, or other similar evidence of ownership and (ii) obtain a power of attorney or proxy from the bank or brokerage firm, as the record holder of the shares, to vote at the Special Meeting.
Purpose of the Special Meeting
At the Special Meeting, Company Stockholders will be asked to consider and vote on the following:
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the Merger Proposal;

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the Advisory Compensation Proposal; and

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the Adjournment Proposal.

The Company will transact no other business at the Special Meeting except such business as may properly be brought before the Special Meeting. This proxy statement, including the Merger Agreement attached hereto as Annex A, contains further information with respect to these matters.
Recommendation of the Board of Directors
The Board of Directors, after considering the factors more fully described in this proxy statement, has unanimously: (i) determined that the Merger Agreement and the Transactions, including the Merger, are advisable, fair to and in the best interests of the Company and its stockholders; (ii) approved the execution, delivery and performance by the Company of the Merger Agreement and the consummation of the Transactions, including the Merger; (iii) declared advisable the Merger Agreement and the Transactions, subject to the terms and conditions set forth in the Merger Agreement; (iv) exempted the Merger Agreement and the Transactions from any restrictions on business combinations under applicable laws (including Section 203 of the DGCL) and the requirements of Section 4 of Article IV of the Certificate of Incorporation and any similar requirements of the By-laws; (v) recommended that the Company Stockholders approve and adopt the Merger Agreement and approve the Transactions; and (vi) directed that the Merger Agreement be submitted to the Company Stockholders for their approval and adoption. A description of factors considered by the Board of Directors in reaching its decision to approve the foregoing resolutions and recommend the proposals in this proxy statement can be found in the section entitled “The Merger — Recommendation of the Board of Directors and Reasons for the Merger.”

The Board of Directors unanimously recommends that Company Stockholders vote “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal, and “FOR” the Adjournment Proposal.
The Merger is conditioned on, among other things, the approval of the Merger Proposal at the Special Meeting by the Company Stockholders. If the Company Stockholders fail to approve the Merger Proposal by the requisite vote, the Merger will not occur.
Record Date; Stockholders Entitled to Vote
Only holders of Common Stock at the close of business on June 18, 2026, which is the Record Date for the Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting. At the close of business on June 5, 2026, the most recent practicable date prior to the Record Date, 46,847,816 shares of Common Stock were issued and outstanding.
A complete list of Company Stockholders of record entitled to vote at the Special Meeting will be available during the ten-day period ending on the day before the Special Meeting during normal business hours at the Company’s principal executive offices. A Company Stockholder may examine the list for any legally valid purpose related to the Special Meeting.
Holders of Common Stock are entitled to one vote for each share of Common Stock they own at the close of business on the Record Date. Shares of Common Stock may not be voted cumulatively.
Quorum; Adjournment
The holders of a majority of the outstanding shares of Common Stock, present in person or represented by proxy at the Special Meeting, will constitute a quorum. If a Company Stockholder votes, his, her or its shares will be included in the number of shares to establish a quorum. Abstentions and proxy cards returned without voting instructions will also be counted as present for purposes of determining whether the quorum requirement is satisfied. Broker non-votes for stockholders who hold their shares in “street name” and do not give any voting instructions to their bank or brokerage firm will not be counted as present for purposes of determining whether the quorum requirement is satisfied. Beneficial owners who hold their shares in “street name” and attend the Special Meeting will not count towards a quorum unless they give voting instructions to their bank or brokerage firm or vote at the Special Meeting through a legal proxy executed by their bank or brokerage firm. There must be a quorum for business to be conducted at the Special Meeting.
The chairman of the Special Meeting may adjourn the Special Meeting from time to time, regardless of whether there is a quorum. Failure of a quorum to be represented at the Special Meeting will result in an adjournment of the Special Meeting and may subject the Company to additional expense. Even if a quorum is present, the Special Meeting may also be adjourned in order to provide more time to solicit additional proxies in favor of approval of the Merger Proposal if sufficient votes are cast in favor of the Adjournment Proposal.
Notice need not be given of the adjourned Special Meeting (including an adjournment taken to address a technical failure) if the time and place, if any, of the adjourned Special Meeting are announced at the Special Meeting at which the adjournment is taken, unless the adjournment is for more than thirty days, in which case a notice of the adjourned Special Meeting will be given to each Company Stockholder of record entitled to vote at the Special Meeting. If, after the adjournment, a new record date for the Company Stockholders entitled to vote is fixed for the adjourned Special Meeting, the Board of Directors must provide a new notice of the adjourned Special Meeting to each Company Stockholder of record entitled to vote at the adjourned Special Meeting. In addition, the Special Meeting could be postponed before it commences.
If the Special Meeting is adjourned or postponed for the purpose of soliciting additional votes, Company Stockholders who have already submitted their proxies will be able to revoke them prior to the final vote on the proposals. See the section entitled “The Special Meeting of Avanos’ Stockholders — Revocation of Proxies.”

Required Vote
Approval of the Merger Proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote thereon. Approval of the Advisory Compensation Proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock that are present at the Special Meeting (in person or by proxy) and entitled to vote on the Advisory Compensation Proposal. Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock represented at the Special Meeting.
The Merger is conditioned on, among other things, the approval of the Merger Proposal at the Special Meeting. The Merger is not conditioned on approval of the Advisory Compensation Proposal or the Adjournment Proposal.
Failure to Vote; Abstentions and Broker Non-Votes
The failure of a Company Stockholder of record to sign and return a proxy card or to vote by telephone or over the Internet will have the same effect as voting “AGAINST” the Merger Proposal, but will not have any effect on the Advisory Compensation Proposal or the Adjournment Proposal, except to the extent that it results in there being insufficient shares present in person or represented by proxy at the Special Meeting to establish a quorum.
If a Company Stockholder with shares of Common Stock registered in their name on the Record Date signs, dates and returns a proxy card but does not specify how the shares should be voted, the proxy will be voted in accordance with the Board of Directors’ recommendation with respect to each proposal and consequently will be voted “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal and “FOR” the Adjournment Proposal.
An abstention occurs when a stockholder attends a meeting, either in person or by proxy, but abstains from voting. At the Special Meeting, abstentions will have the same effect as a vote “AGAINST” the Merger Proposal, the Advisory Compensation Proposal and the Adjournment Proposal.
If a beneficial owner holds their shares of Common Stock in “street name” through a bank or brokerage firm and does not give instructions on how to vote to the bank or brokerage firm, the bank or brokerage firm will not be permitted to vote the beneficial owner’s shares on any “non-routine” proposals, and such shares will be considered “broker non-votes” on those proposals. All of the matters to be considered at the Special Meeting are “non-routine” matters. If a beneficial owner provides voting instructions to their bank or brokerage firm on one or more of the proposals but not on all of the proposals, then the bank or brokerage firm will not vote the beneficial owner’s shares on any proposal for which they did not receive voting instructions. The failure of a beneficial owner to instruct their bank or brokerage firm how to vote the stockholder’s shares will have the same effect as a vote “AGAINST” the Merger Proposal, but will not have any effect on the outcome of the Adjournment Proposal or the Advisory Compensation Proposal, except to the extent that it results in there being insufficient shares present in person or represented by proxy at the Special Meeting to establish a quorum. If a beneficial owner who holds shares in “street name” instructs their bank or brokerage firm how to vote with respect to either the Merger Proposal or the Advisory Compensation Proposal, but not the Adjournment Proposal, it will have the same effect as a vote “AGAINST” the Adjournment Proposal.
Voting by the Company’s Directors and Executive Officers
At the close of business on June 5, 2026, the most recent practicable date prior to the Record Date, the Company’s directors and executive officers were entitled to vote 165,068 shares of Common Stock, or approximately 0.35% of the shares of Common Stock issued and outstanding on that date. The Company expects that its directors and executive officers will vote all of their respective shares of Common Stock in favor of the Merger Proposal, the Advisory Compensation Proposal and the Adjournment Proposal at the Special Meeting, although none of the directors and executive officers are obligated to do so.

Voting for the Proposals Being Considered at the Special Meeting
Although the Company offers the following four different voting methods for Company Stockholders of record, the Company encourages Company Stockholders of record to vote either over the Internet or by telephone to ensure that their shares of Common Stock are represented and voted at the Special Meeting:

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Submitting a Proxy Card by Mail:   If a Company Stockholder of record chooses to submit a proxy card by mail, it should simply mark the proxy card, date and sign it, and return it in the postage-paid envelope provided. In order for a mailed proxy to be voted at the Special Meeting, it must be received by 5:00 p.m., Eastern Time, on July 21, 2026, at the following address: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If a Company Stockholder signs and returns a proxy card without indicating how to vote their shares of Common Stock on a particular proposal, the shares of Common Stock will be voted “FOR” such proposal.

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Submitting a Proxy by Telephone:   A Company Stockholder of record may submit a vote by telephone by calling the toll-free telephone number provided on the proxy card. The Company Stockholder will need the validation details that are located on the proxy card in order to submit a vote by telephone. If a Company Stockholder submits a vote by telephone, it does not have to also mail in a proxy card. If a Company Stockholder chooses to submit a vote by telephone, it must do so prior to 11:59 p.m., Eastern Time, on July 21, 2026. Telephone voting is available 24 hours a day.

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Submitting a Proxy by Internet:   To submit a vote over the Internet, a Company Stockholder of record should go to the website on the proxy card and follow the steps outlined on the secured website. The Company Stockholder will need the control number included on the proxy card to create an electronic voting instruction form. If a Company Stockholder submits a vote over the Internet, it does not have to also mail in a proxy card. If a Company Stockholder chooses to submit a vote over the Internet, it must do so prior to 11:59 p.m., Eastern Time, on July 21, 2026. Internet voting is available 24 hours a day.

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Voting in Person at the Special Meeting:   If a Company Stockholder of record attends the Special Meeting and votes in person, the Special Meeting vote will revoke any vote previously submitted by mail, telephone or the Internet. The Special Meeting will begin promptly at 9:00 a.m., Eastern Time, on July 22, 2026, at the offices of Alston & Bird LLP, One Atlantic Center, 1201 West Peachtree Street, Atlanta, Georgia 30309. The Company encourages Company Stockholders to arrive at the Special Meeting at least 30 minutes prior to the start time, to leave time for check-in.

A Company Stockholder who holds their shares in “street name” through a bank or brokerage firm should vote by following the instructions on the voting instruction form furnished by the bank or brokerage firm. A Company Stockholder of shares held in “street name” who desires to vote at the Special Meeting must (i) provide proof of beneficial ownership to attend the Special Meeting, such as an account statement reflecting ownership as of the Record Date, a copy of the voting instruction form provided by the bank or brokerage firm, or other similar evidence of ownership, and (ii) obtain a power of attorney or proxy from the bank or brokerage firm, as the record holder of the shares, to vote at the Special Meeting.
Revocation of Proxies
A Company Stockholder of record may revoke or change its vote before the Special Meeting by using any of the following methods:

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delivering written notice of revocation or a revised proxy card, with a later date than the prior proxy card or the prior vote by Internet or telephone, to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, by 5:00 p.m., Eastern Time, on July 21, 2026;

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voting by telephone or the Internet, by following the instructions set forth on the proxy card, prior to 11:59 p.m., Eastern Time, on July 21, 2026; or

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attending the Special Meeting and voting in person, although attendance at the Special Meeting will not revoke a prior vote unless the Company Stockholder actually votes at the Special Meeting.

A Company Stockholder of record may request a new proxy card by calling Okapi Partners LLC. Company Stockholders can call toll-free at 1-877-629-6356. Banks and brokers can call collect at 212-297-0720.

If a Company Stockholder holds shares in “street name”, the above options for revoking or changing a vote do not apply, and the Company Stockholder must follow the instructions provided by their bank or brokerage firm to revoke or change its voting instructions.
Solicitation of Proxies
The Board of Directors is soliciting proxies in connection with the Special Meeting, and the Company will bear the cost of soliciting such proxies, including the costs of preparing, printing and delivering this proxy statement. The Company has retained Okapi Partners LLC (“Okapi”) as proxy solicitor to assist with the solicitation of proxies in connection with the Special Meeting. The Company estimates it will pay Okapi a fee of approximately $80,000, plus per-call fees and the reimbursement of expenses, for these services. The Company has also agreed to indemnify Okapi against any losses arising out of its provision of these services on the Company’s behalf. Solicitation initially will be made by mail. Forms of proxies and proxy materials may also be distributed through banks, brokers, trusts and other nominees to the beneficial owners of shares of Common Stock, in which case these parties will be reimbursed for their reasonable out-of-pocket expenses. Proxies may also be solicited in person or by telephone, facsimile, electronic mail, or other electronic medium by certain of the Company’s directors, officers and employees, without additional compensation.
Tabulation of Votes
Broadridge will tabulate the votes at the Special Meeting.
Householding of Special Meeting Materials
The Company may send only one copy of this proxy statement to Company Stockholders of record who share the same last name and address, unless they have notified the Company that they want to continue receiving multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs.
If a Company Stockholder received a household mailing from the Company and would like to receive additional copies of this proxy statement, or if a household is receiving multiple copies of these documents and wants to request that future deliveries be limited to a single copy, such Company Stockholder should submit a request to Stockholder Services, Avanos Medical, Inc. at (678) 425-9273, by e-mail to stockholder.services@avanos.com or by mail to 5405 Windward Parkway Suite 100 South, Alpharetta, GA 30004.
Some brokers also household proxy materials, delivering a single proxy statement or notice to multiple beneficial stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once a Company Stockholder has received notice from its broker that it will be householding materials, householding will continue until the Company Stockholder is notified otherwise or until the Company Stockholder revokes its consent. If a beneficial Company Stockholder no longer wants to participate in householding and would prefer to receive a separate proxy statement or notice, or if a household is receiving multiple copies of these documents and wants to request that future deliveries be limited to a single copy, a Company Stockholder should notify its broker. Company Stockholders who receive a household mailing from their broker may also receive additional copies of this proxy statement by contacting Stockholder Services at Avanos Medical, Inc. via the methods described above.
Questions
If a Company Stockholder has additional questions about the Merger, needs assistance in submitting a proxy card or voting shares of Common Stock, or needs additional copies of this proxy statement or the proxy card, please contact:
Okapi Partners LLC
1212 Avenue of the Americas, 17th Floor
New York, NY 10036
Stockholders can call toll-free at 1-877-629-6356
Banks and brokers can call collect at 212-297-0720
E-mail: info@okapipartners.com

THE MERGER
Background of the Merger
As part of its ongoing management and oversight of Avanos’ business, the Board of Directors and senior management have regularly reviewed and discussed the Company’s strategic direction, performance, risks, and long-term plans. In the course of these discussions, the Board of Directors and senior management have periodically explored and assessed strategic alternatives in connection with the ongoing effort to strengthen the Company’s business and enhance stockholder value, including engaging in confidential discussions from time to time with third parties about a possible business combination.
The Board of Directors has also been focused for some time on the significant downward pressure on the trading price of the Common Stock, which has made it difficult for the Company to attract long-term, fundamentals-oriented institutional investors, as well as institutional equity research and trading support. As a result of these factors and others, the Board of Directors determined to engage J.P. Morgan Securities LLC (“JP Morgan”) in November 2023 to act as exclusive financial advisor in connection with the Company’s strategic planning and as lead financial advisor in connection with a potential acquisition by or merger with a third party. In July 2024, the Board of Directors also engaged UBS Securities LLC (“UBS”) as financial advisor in connection with a potential sale transaction involving the Company. In mid-2024, the Board of Directors instructed JP Morgan to conduct an informal outreach to a number of third parties to explore interest in a potential sale of all of the outstanding Common Stock. None of those discussions resulted in an agreement to sell the Company.
As a result of the Company’s low stock price and the strength of its businesses in its strategic target market segments, the Company has received unsolicited proposals from time to time, including in the first quarter of 2025, when four financial sponsors independently approached the Company on an unsolicited basis to discuss a potential acquisition, without indicating any specific price or price range. The Company had an existing confidentiality agreement in place with two of these sponsors, and the Company executed a new confidentiality agreement with the other two financial sponsors (“Sponsor A” and “Sponsor B”) in early 2025, each of which included a customary standstill provision with a term of twelve months but generally permitted confidential private offers or proposals directed solely to the Board of Directors or provided that such standstill provisions would cease to apply following a public offer, or entry into a definitive merger agreement, with respect to a change of control transaction involving the Company.
On February 20 and 21, 2025, the Board of Directors held a regularly scheduled meeting. During that meeting, Scott M. Galovan, then the Company’s Senior Vice President Strategy and Corporate Development, updated the Board of Directors regarding recent informal inquiries received by the Company with respect to a potential transaction and senior management’s plan to share high-level due diligence information with each of the parties that had previously made inquiries and had signed a confidentiality agreement. The Board of Directors also invited representatives of JP Morgan to attend a portion of the meeting, and JP Morgan reviewed the Company’s historical trading price and valuation relative to other medical technology companies and selected financial analyses of the Company’s standalone plan based on management’s then-current projections for the Company’s performance. The Board of Directors then discussed the interest expressed by potential buyers and the potential challenges to a transaction, including the difficulty of obtaining debt financing in the then-current markets. The Board of Directors also discussed with senior management the focus and attention that exploring a potential transaction would require and the related impact on the Company’s business and key value creation initiatives. Based on historical discussions with potential buyers, challenging market conditions and management’s expectations for the Company’s business, the Board of Directors directed senior management to focus their efforts on running the Company’s business. Following the meeting, the Board of Directors notified JP Morgan that they would consider further discussions with potential buyers only if they received a compelling offer that meaningfully exceeded the then-current stock price and reflected the Company’s inherent long-term standalone value.
Following the February 2025 meeting of the Board of Directors, JP Morgan informed the Board of Directors that the four interested sponsors would require additional diligence information to formalize their views on the Company’s potential valuation. Accordingly, in the first quarter of 2025, all four sponsors received limited diligence information regarding Avanos, including access to an online data room, which included certain non-public financial, legal and operational information about the Company.

On March 17, 2025, the Company announced the appointment of David C. Pacitti as the Company’s new Chief Executive Officer. The Board of Directors informed JP Morgan that during the period immediately following the start of Mr. Pacitti’s tenure as the Company’s new Chief Executive Officer on April 14, 2025, the Board of Directors did not expect to further engage in proactive discussions with potential purchasers. As a result, and at the direction of the Board of Directors, JP Morgan notified each of the sponsors that had continued to express interest in a potential transaction that any proposal on the Company’s valuation should be presented prior to Mr. Pacitti’s April 14, 2025 start date. Both Sponsor A and Sponsor B then submitted preliminary written proposals in April 2025 to acquire all of the outstanding Common Stock, at prices ranging from $18.75 to $19.50 per share in cash and from $18.00 to $20.00 per share in cash, respectively.
On April 24, 2025, the Board of Directors held a regularly scheduled meeting, at which members of the Company’s senior management, including Mr. Pacitti, were present. Representatives of JP Morgan joined for a portion of that meeting at the Board of Directors’ invitation. Gary D. Blackford, the Chairman of the Board of Directors, updated the Board of Directors on the preliminary proposals received from Sponsor A and Sponsor B. Representatives of JP Morgan then provided a review of the Company’s recent informal discussions with various parties regarding a potential transaction and provided a review of the preliminary proposals and implied valuation relative to the Company’s historical stock prices and selected financial analyses. JP Morgan also discussed current market conditions, including in the broader medical technology market and the impact of tariffs on recent market volatility, as well as the Company’s current valuation relative to its historical trading multiples given changes in leadership, business conditions and limited research analyst coverage. Following discussion about the proposals received, the challenges presented by each, debt financing availability, equity market volatility, and senior management’s views on the Company’s expected future growth and profitability, and the resulting increase to the Company’s inherent long-term standalone value, the Board of Directors rejected both of these unsolicited preliminary proposals as inadequate and decided that no further action would be taken.
In the ordinary course, AIP discusses with UBS the medical technology industry and potentially available acquisition and investment opportunities. On July 7, 2025, Jamie Tam, a partner at AIP, contacted UBS via email and subsequently spoke with UBS via telephone to discuss the Company’s business. Throughout that month, AIP continued to express to UBS an interest in exploring a potential transaction with the Company.
On August 13, 2025, Sunny Li, a partner at AIP, contacted Mr. Blackford, the Chairman of the Board of Directors, via email and requested a phone call to discuss AIP’s interest in an acquisition of the Company.
On August 20, 2025, Dino Cusumano, a general partner at AIP, and Ms. Li met with Mr. Blackford via telephone and expressed AIP’s interest in pursuing a potential acquisition of all of the outstanding Common Stock. AIP did not make a proposal with respect to a potential acquisition at this time.
On October 16, 2025, Mr. Pacitti met with Joel Rotroff, a partner at AIP, Ms. Li and other representatives of AIP at AIP’s offices in New York, New York, at which meeting they discussed various matters about the Company that had previously been publicly disclosed and AIP’s interest in pursuing a potential transaction with the Company.
On November 11, 2025, Mr. Galovan (who had been appointed as the Company’s Senior Vice President, Chief Financial Officer on August 1, 2025) met with Ms. Li and Ms. Tam of AIP during the UBS Healthcare Conference, at which meeting they discussed various matters about the Company that had previously been publicly disclosed and AIP’s interest in pursuing a potential transaction with the Company.
On November 24, 2025, Sponsor A submitted an updated preliminary written proposal to acquire all of the outstanding Common Stock at a price equal to $19.10 per share in cash. The closing price per share of the Common Stock on the NYSE on November 24, 2025 was $11.98 per share.
On December 1, 2025, the Board of Directors held a special meeting, with members of senior management and a representative from Alston & Bird LLP (“Alston”), outside legal counsel to the Company, present. Mr. Blackford reviewed the terms of the updated proposal received from Sponsor A. The representative from Alston then led a discussion of the fiduciary duties of the Board of Directors in the context of evaluating potential strategic alternatives, including a possible sale transaction, which fiduciary duties the Alston representative noted had also previously been discussed with the Board of Directors. Mr. Galovan presented management’s view that the proposal from Sponsor A may not fully reflect the

Company’s expected future performance and stock price and associated inherent long-term standalone value, based on the Company’s recent strong revenue and adjusted earnings per share performance. Mr. Galovan also noted that certain of the factors considered in JP Morgan’s April 2025 analysis of the Company’s stock price failed to take into account more recent developments, including greater clarity around the tariff environment and the Company’s then-current topline momentum. In addition, Mr. Galovan stated that the Company was in the middle of its planning process for 2026. The Board of Directors discussed the need to obtain an updated analysis of the Company’s projected stock price based on the outcome of the 2026 planning process and financial forecasts. The Board of Directors then determined that it would defer further discussion regarding Sponsor A’s or any other proposals until the Company’s senior management completed its ordinary course 2026 planning and provided preliminary financial forecasts for the Company’s performance. The Board of Directors directed management to accelerate such planning and to provide such updated preliminary financial forecasts at the next regularly scheduled Board meeting. At the Board of Directors’ direction, representatives of JP Morgan communicated to Sponsor A that it would respond to Sponsor A’s proposal in early 2026 following completion of the Company’s 2026 planning process.
On December 2, 2025, AIP submitted an unsolicited preliminary written proposal to acquire all of the Common Stock at a price ranging from $15.75 to $16.25 per share in cash. The closing price per share of the Common Stock on the NYSE on December 2, 2025 was $11.35 per share. Consistent with the response to Sponsor A’s proposal, the Board of Directors directed JP Morgan to communicate to AIP that it would respond to AIP’s proposal in early 2026 following completion of the Company’s 2026 planning process.
On December 3, 2025, Messrs. Pacitti and Galovan met with representatives of Sponsor A at an industry conference, at which meeting they discussed their expectations about Avanos full-year 2025 performance and reiterated that the Company would respond to their proposal in early 2026.
Also on December 3, 2025, JP Morgan met virtually with Mr. Rotroff, Ms. Li and Ms. Tam and indicated that the Company would respond to AIP’s proposal in early 2026.
On December 11, 2025, the Board of Directors held a regularly scheduled meeting, with members of senior management present. At that meeting, Mr. Galovan presented management’s preliminary draft of the Company’s financial forecasts for 2026. He also reported on the meeting he and Mr. Pacitti held with Sponsor A the prior week. Mr. Galovan was instructed to provide the then-current preliminary financial forecasts for 2026 to JP Morgan for use in connection with its financial analysis of the Company and to further develop such preliminary financial forecasts with other members of senior management based on feedback provided by the Board of Directors. The Board of Directors agreed to meet once JP Morgan had completed its updated valuation analysis for the Company, to review its conclusions and discuss the Company’s response to Sponsor A and AIP.
On December 22, 2025, the Board of Directors held a special meeting, with members of senior management and representatives from JP Morgan present. Representatives of JP Morgan reviewed a preliminary financial analysis of the Sponsor A and AIP proposals based on the preliminary financial projections reviewed by the Board of Directors at the December 11, 2025 meeting, including relative to the Company’s standalone value based on the Company’s preliminary forecasts, the Company’s historical stock prices and an illustrative valuation analysis of the Company’s projected future stock price based on such forecasts. The Board of Directors then discussed potential responses to Sponsor A’s and AIP’s proposals. After discussion, including about the risks of pursuing a sale of the Company at that time, the Board of Directors determined that it would need additional analysis regarding the Company’s standalone value before determining how to respond to Sponsor A’s and AIP’s proposals.
On January 9, 2026, the Board of Directors held a special meeting, with a member of senior management present, at which it reviewed and discussed the additional information provided to the Board of Directors since receiving Sponsor A’s and AIP’s written proposals, including updated preliminary financial projections from senior management and an updated valuation analysis from JP Morgan based on such updated preliminary financial projections. Mr. Galovan was instructed to further develop such preliminary financial forecasts with other members of senior management based on feedback provided by the Board of Directors. The Board of Directors also discussed several acquisitions that the Company might pursue in support of a standalone strategy. After discussion, the Board of Directors determined that neither the November 2025 proposal from Sponsor A nor the December 2025 proposal from AIP warranted further engagement based on the value the Board of Directors believed was likely to be generated by executing on the Company’s proposed strategic plan and given the risks of proceeding with a potential transaction.
On January 12, 2026, Messrs. Pacitti and Galovan met with representatives of Sponsor A during the J.P. Morgan Healthcare Conference, during which meeting they discussed the Company’s expectations about its full-year 2025 performance and outlook for 2026. At that meeting, Mr. Pacitti reiterated that the Company would respond to Sponsor A’s proposal in early 2026. Shortly after this meeting, representatives of JP Morgan informed Sponsor A that its proposal was insufficient to warrant further discussion with the Company.
On January 12, 2026, Messrs. Pacitti and Galovan also met with Mr. Rotroff, Ms. Li and Ms. Tam of AIP during the J.P. Morgan Healthcare Conference. At that meeting, Messrs. Pacitti and Galovan restricted their discussion regarding the Company to matters that had already been disclosed publicly, as the Company had not yet entered into a confidentiality agreement with AIP.
On January 23, 2026, the Board of Directors held a special meeting, with members of senior management and representatives from JP Morgan and Alston present. The Board of Directors discussed the advisability of providing guidance to Sponsor A and AIP regarding a valuation at which the Company would be willing to proceed with further discussions in light of market conditions, recent stockholder activism, and Sponsor A’s repeated attempts to pursue a transaction with the Company as described above. Following discussion, the Board of Directors determined that the Company would require an offer of at least $22.00 per share in cash to proceed with further discussions, and the Board of Directors instructed JP Morgan to convey that message to Sponsor A and AIP. On January 23, 2026, JP Morgan so informed Sponsor A. In response, Sponsor A informed JP Morgan that it would require additional due diligence information from the Company to increase its most recent proposal.
By late January 2026, including on a call on January 28, 2026, JP Morgan and Mr. Blackford had provided feedback to AIP that its proposal was insufficient to warrant further discussion.
Throughout February and March 2026, the Board of Directors reviewed and discussed with management the Forecasts to finalize them.
On February 2, 2026, Messrs. Pacitti and Galovan met with representatives of Sponsor A to respond to Sponsor A’s high-level due diligence questions about the Company. Following that meeting, the Company responded to additional due diligence requests submitted by Sponsor A.
On February 10, 2026, the Board of Directors held a regularly scheduled meeting, with members of senior management present. At that meeting, Mr. Pacitti provided an update on his meeting with representatives of Sponsor A the previous week.
On February 10, 2026, AIP submitted an updated preliminary written proposal to acquire all of the outstanding Common Stock at a price ranging from $18.00 to $20.00 per share in cash. The closing price per share of the Common Stock on the NYSE on February 10, 2026 was $14.72 per share. On February 19, 2026, Sponsor A submitted an updated preliminary written proposal to acquire all of the outstanding Common Stock at a price equal to $20.45 per share in cash. The closing price per share of the Common Stock on the NYSE on February 19, 2026 was $15.21 per share. Consistent with the response to Sponsor A’s and AIP’s prior proposals, at the direction of the Board of Directors, JP Morgan reiterated to Sponsor A and later informed AIP that the Company would not engage in further discussions regarding a potential transaction at a price less than $22.00 per share in cash.
On March 4, 2026, AIP submitted an updated preliminary written proposal to acquire all of the outstanding Common Stock at a price ranging from $20.00 to $22.00 per share in cash. The closing price per share of the Common Stock on the NYSE on March 3, 2026 was $13.99 per share.
On March 4, 2026, Sponsor A submitted an updated preliminary written proposal to acquire all of the outstanding Common Stock at a price equal to $21.10 per share in cash. The closing price per share of the Common Stock on the NYSE on March 4, 2026 was $13.88 per share.
On March 6, 2026, at a special meeting of the Board of Directors (with a member of senior management present), Mr. Blackford updated the Board of Directors on the updated proposals received from Sponsor A and AIP, noting that both proposals remained lower than the minimum valuation previously established by the Board of Directors to warrant further discussions, although the high end of the range suggested by AIP reached the minimum valuation. Mr. Blackford also noted that a third financial sponsor (“Sponsor C”) indicated to JP Morgan that it was planning to make a proposal to acquire all of the outstanding Common Stock.
Between March 8 and March 9, 2026, JP Morgan contacted Sponsor A and AIP to confirm that the Company would not engage in further discussions regarding a potential transaction unless it received an offer of at least $22.00 per share in cash.
Between March 10 and March 12, 2026, both AIP and Sponsor A submitted updated preliminary written proposals to acquire all of the outstanding Common Stock at a price equal to $22.00 per share in cash. The closing price per share of the Common Stock on the NYSE on March 12, 2026 was $13.43 per share. On March 13, 2026, the Company entered into a confidentiality agreement with AIP which contained a customary standstill provision with a term of twelve months but generally permitted confidential private offers or proposals directed solely to the Board of Directors, provided that such standstill provision would cease to apply following a public offer, or entry into a definitive merger agreement, with respect to a change of control transaction involving the Company.
Also on March 13, 2026, Sponsor C submitted an unsolicited preliminary written proposal to acquire all of the outstanding Common Stock at a price equal to $18.50 per share in cash. The closing price per share of the Common Stock on the NYSE on March 13, 2026 was $13.69 per share. At the direction of the Board of Directors, JP Morgan informed Sponsor C that its proposal was insufficient to warrant further discussion with the Company.
On March 16 and 17, 2026, Messrs. Pacitti and Galovan, together with other members of the Company’s senior leadership team, met with Mr. Cusumano, Mr. Rotroff, Ms. Li and other representatives of AIP, during which meeting they discussed AIP’s preliminary high-level due diligence questions about the Company.
From March 19, 2026 to April 10, 2026, representatives of the Company, including Mr. Pacitti and Mr. Galovan, held multiple in-person and telephonic operational, financial and other due diligence sessions with each of AIP and Sponsor A and their respective advisors.
On March 20, 2026, the Board of Directors held a special meeting, with members of senior management and representatives from JP Morgan present. Mr. Galovan provided an update on the Company’s quarterly financial performance, noting that the Company was performing ahead of expectations. Mr. Pacitti and a representative from JP Morgan updated the Board of Directors on the status of due diligence discussions and meetings with AIP and Sponsor A. The representative from JP Morgan also notified the Board of Directors that Sponsor C continued to express interest in a potential transaction with the Company.
Also on March 20, 2026, at the direction of the Board of Directors, JP Morgan provided both AIP and Sponsor A, and their respective advisors, with access to an online data room, which included certain confidential financial, legal and operational information, including certain information contained in the Forecasts.
Also on March 20, 2026, a representative of a potential strategic buyer called JP Morgan to inquire about a potential sale of the Company. At the end of the call, the potential buyer noted to JP Morgan that it would be unlikely to proceed in discussions with the Company. Following that call, there was no further engagement by this strategic counterparty.
On March 23, 2026, Sponsor B contacted JP Morgan to request certain strategic and financial updates regarding the Company. Also on March 23, 2026, Sponsor C submitted an updated preliminary written proposal to acquire all of the outstanding Common Stock at a price equal to $20.00 per share in cash. The closing price per share of the Common Stock on the NYSE on March 23, 2026 was $13.40 per share.
On March 27, 2026, the Board of Directors held a special meeting, with members of senior management and representatives from JP Morgan present. Messrs. Pacitti and Galovan provided the Board of Directors with an update on the due diligence performed by AIP and Sponsor A, including site visits scheduled for both in the following two weeks.

On March 30, 2026, at Mr. Blackford’s request, JP Morgan contacted another potential strategic buyer that had previously expressed interest in acquiring the Company, to discuss exploring a transaction with the Company. Following that call, there was no further engagement with this strategic counterparty.
Also on March 30, 2026, Avanos updated the information provided in the online data room to include the remainder of the information contained in the Forecasts.
On April 2, 2026, Sponsor C submitted an updated preliminary written proposal to acquire all of the outstanding Common Stock at a price equal to $22.00 per share in cash. The closing price per share of the Common Stock on the NYSE on April 2, 2026 was $13.95 per share. Following receipt of this proposal, on April 4, 2026, the Company entered into a confidentiality agreement with Sponsor C, which contained a customary standstill provision with a term of twelve months but generally permitted confidential private offers or proposals directed solely to the Board of Directors, provided that such standstill provision would cease to apply following a public offer, or entry into a definitive merger agreement, with respect to a change of control transaction involving the Company. JP Morgan provided access to the online data room to Sponsor C on April 4, 2026, and the Company’s senior management team met with Sponsor C on April 9, 2026 to address its high-level due diligence questions.
Also on April 2, 2026, another financial sponsor (“Sponsor D”) contacted JP Morgan to notify the Company that they intended to submit an unsolicited proposal to acquire all of the outstanding Common Stock on April 7, 2026.
On April 3, 2026, Sponsor B submitted an updated preliminary written proposal to acquire all of the outstanding Common Stock at a price equal to $21.00 per share in cash. The closing price per share of the Common Stock on the NYSE on April 2, 2026, the last trading day before April 3, 2026, was $13.95 per share.
On April 3, 2026, the Board of Directors held a special meeting, with members of senior management and representatives from JP Morgan and Alston present. Mr. Galovan informed the Board of Directors that the Company’s first quarter results were expected to exceed both market consensus and the Company’s internal outlook. Representatives from JP Morgan summarized the discussions with the various potential buyers to date, including the nature, number and status of the parties with which JP Morgan had discussions, both through unsolicited inbound inquiries and directed outreach by JP Morgan, as well as those parties that had entered into confidentiality agreements. Representatives from JP Morgan noted that they continued to receive unsolicited inquiries regarding a potential transaction with the Company and that they expected to receive a proposal from Sponsor D by April 7, 2026. Representatives from JP Morgan stated their belief that engagement with potential buyers since early 2025 had provided a reasonable representation of the market for a potential sale of the Company, that conducting a formal process to solicit interest from other potential strategic and financial buyers was unlikely to yield proposals more attractive than those put forth to date, and that the passage of time may jeopardize the Company’s ability to finalize a transaction with the potential buyers that had expressed interest up to this point. A representative from Alston then led another discussion of the Board of Directors’ fiduciary duties in the context of evaluating potential strategic alternatives. The representative from Alston reviewed with the Board of Directors the terms of a proposed form of merger agreement to be provided to potential buyers, which provided, among other things, for an equity commitment to fund the entirety of the merger consideration; for uncapped monetary damages payable by purchaser; for Avanos’ unconditional right to pursue specific performance in the event the purchaser failed to close; for limited closing conditions (including specified antitrust and foreign direct investment approvals and significant exceptions to the determination of a material adverse effect); and for the Board of Directors’ ability to terminate the merger agreement to pursue a superior proposal or to change the Board of Directors’ recommendation with respect to the Merger (subject to customary related matching rights for the purchaser) in order to fulfill its fiduciary duties upon payment of a termination fee equal to 2% of Avanos’ equity value. The representative from Alston noted that the Board of Directors’ ability to terminate the merger agreement upon payment of a reasonable termination fee and enter into an agreement for a financially superior proposal would provide an additional avenue for other potential bidders to emerge. Following discussion, the Board of Directors directed JP Morgan to provide a process letter to AIP, Sponsor A, and Sponsor C, directing each of them to submit a markup to the form of merger agreement by April 13, 2026 and requesting best and final offers by April 17, 2026. Following the Board meeting on April 3, 2026, JP Morgan posted a draft of a proposed form of merger agreement in the online data room, which included the same terms and conditions discussed at the meeting.

On April 6, 2026, JP Morgan provided a process letter to AIP, Sponsor A and Sponsor C, instructing them to submit best and final offers by April 17, 2026 and providing process guidelines. At the direction of the Board of Directors, JP Morgan did not provide a process letter to Sponsor B, because Sponsor B had not met the Board of Directors’ requirement to submit an offer of at least $22.00 per share in cash. The process letters stated that the potential buyers must provide a revised draft of the form of merger agreement by April 13, 2026 and that the final proposals must, among other items, specify the potential buyer’s best and final offer, contemplated transaction structure, and prospective sources of financing required to close the potential transaction.
On April 7, 2026, Mr. Cusumano contacted Mr. Blackford via telephone and orally delivered AIP’s updated proposal to acquire all of the outstanding Common Stock at a price equal to $22.25 per share in cash. On that telephone call, Mr. Cusumano indicated to Mr. Blackford AIP’s desire to enter into a definitive agreement with respect to a potential transaction no later than April 12, 2026. Around the same time on April 7, 2026, Mr. Rotroff contacted JP Morgan and orally delivered AIP’s updated proposal on the same terms. The closing price per share of the Common Stock on the NYSE on April 7, 2026 was $13.69 per share. Later on April 7, 2026, AIP submitted an updated preliminary written proposal to acquire all of the outstanding Common Stock at a price equal to $22.25 per share in cash and AIP’s outside legal counsel, Sidley Austin LLP (“Sidley”), also submitted a full markup to the proposed form of merger agreement and a draft equity commitment letter with AIP’s updated proposal. The markup to the draft merger agreement and the draft equity commitment letter, among other things, contemplated that AIP would commit to provide Parent with equity financing sufficient to consummate the proposed merger, effect any repayment or refinancing of the Company’s debt and pay all of Parent’s and Merger Subsidiary’s fees and expenses at the Closing. In addition, the revised merger agreement, among other things, provided for more expansive closing conditions (including additional government approvals and a more expansive determination of a material adverse effect); a narrowed ability for Avanos to terminate the merger agreement to pursue a superior proposal or to change the Board of Directors’ recommendation with respect to the Merger; broader related matching rights for AIP; an increased termination fee of approximately 3.5% of Avanos’ fully diluted equity value at AIP’s then-current purchase price, with expanded circumstances in which the termination fee would be payable; and a limited liability for AIP for breaches of the merger agreement to $70 million (approximately 6.25% of Avanos’ fully diluted equity value) without the ability to collect special, consequential or punitive damages.
On April 9, 2026, Sponsor C submitted an updated preliminary written proposal to acquire all of the outstanding Common Stock at a price equal to $24.00 per share in cash and committed to provide a full markup to the proposed form of merger agreement by April 14, 2026. The closing price per share of the Common Stock on the NYSE on April 9, 2026, was $14.09 per share.
Also on April 9, 2026, the Board of Directors held a special meeting, with members of senior management and representatives from JP Morgan and Alston present. Representatives from JP Morgan provided an update on the proposals received since the prior Board meeting and noted that AIP’s proposal included a request to sign a merger agreement with the Company by April 13, 2026. They also noted that Sponsor C indicated it would need three to six weeks to complete due diligence and execute a potential transaction. Representatives of JP Morgan then stated that Sponsor A indicated that it intended to submit a revised proposal and markup of the form of merger agreement within the next day. A representative from Alston discussed the key terms of the merger agreement as revised by AIP, including conditions to closing, actions required between signing and closing, and the impact of the changes to the merger agreement on the timing to sign a merger agreement. At the meeting, based on the significant increase in activity from potential purchasers and the Company’s desire to move quickly, the Board of Directors determined to establish an informal Negotiation Committee, composed of Gary D. Blackford, Patrick J. O’Leary and Indrani L. Franchini, to review, evaluate, negotiate and recommend for approval by the full Board of Directors a potential transaction involving a change in control of the Company. Following the Board meeting on April 9, 2026, Alston delivered a list of material issues related to AIP’s revised draft of the merger agreement to Sidley.
Also on April 9, 2026, Sponsor A submitted a revised draft of the form of merger agreement to Alston, which provided, among other things, for the purchase price to be financed with a combination of committed debt and equity financing; limited ability for Avanos to pursue specific performance unless Sponsor A had obtained the debt financing; limited monetary liability for Sponsor A upon a failure to close due to unavailability of debt financing equal to a reverse termination fee equal to 4.25% of Avanos’ fully diluted equity value; materially more significant representations and warranties and more comprehensive disclosure schedules; more expansive closing conditions (including voting agreements from certain material stockholders and a more expansive determination of a material adverse effect); limited obligations for Sponsor A to obtain antitrust approvals; significant limitations on Avanos’ ability to operate its business prior to Closing; a substantially narrowed ability for the Company to terminate the merger agreement to pursue a superior proposal or to change the Board of Directors’ recommendation with respect to the Merger; broader related matching rights for Sponsor A; and an increased termination fee of approximately 3.75% of Avanos’ fully diluted equity value at Sponsor A’s then-current purchase price, with expanded circumstances in which the termination fee would be payable. On April 10, 2026, Sponsor A submitted an updated preliminary written proposal to acquire all of the outstanding Common Stock at a price equal to $23.50 per share in cash. The closing price per share of the Common Stock on the NYSE on April 10, 2026, was $14.18 per share.
On the morning of April 10, 2026, the Negotiation Committee held a meeting, with a member of senior management and a representative from Alston present, to discuss the key terms of the revised merger agreement received from AIP. The Negotiation Committee provided feedback to the representative from Alston on various terms of the merger agreement, including the conditions to closing, Avanos’ ability to terminate the agreement in order to allow the Board of Directors to exercise its fiduciary duties, the termination fee, and the limitations on AIP’s liability for failure to close. Alston delivered a revised draft of the merger agreement to Sidley on the evening of April 10, 2026, reflecting, among other things, more limited closing conditions; a broader ability for Avanos to terminate the merger agreement to pursue a superior proposal or to change the Board of Directors’ recommendation with respect to the Merger; a reduction in the termination fee to approximately 2% of Avanos’ equity value and reduced circumstances in which the termination fee would be payable; and the elimination of the limitation on AIP’s monetary liability for failure to close. Alston delivered a revised draft of the equity commitment letter to Sidley on April 11, 2026.
Also on April 10, 2026, JP Morgan received an unsolicited preliminary written proposal from Sponsor D to acquire all of the outstanding Common Stock at a price equal to $21.00 per share in cash. Given the progression of the discussions with AIP and Sponsor A, and the higher value offered by AIP, Sponsor A and Sponsor C, the Company did not engage with Sponsor D.
On the afternoon of April 10, 2026, the Negotiation Committee met again, with a member of senior management and a representative from Alston present, to discuss the revised proposal received from Sponsor A, including the revised draft of the merger agreement. Following that meeting, the Negotiation Committee instructed JP Morgan to request improved best and final offers from both AIP and Sponsor A by April 12, 2026. On the evening of April 10, 2026, Alston discussed the revised draft of the merger agreement with Sponsor A’s counsel.
Also on April 10, 2026, JP Morgan contacted Mr. Rotroff via telephone and informed him that another potential buyer had submitted a proposal to acquire all of the outstanding Common Stock at a price materially in excess of $22.25 per share in cash and requested that AIP submit an improved best and final offer no later than April 12, 2026.
On the morning of April 11, 2026, the Negotiation Committee held a meeting, with a member of senior management and a representative from Alston present, to discuss the revised terms of the merger agreement proposed by Sponsor A, including the need for debt financing; limitations on the Company’s ability to seek specific performance and the reverse termination fee; the conditions to closing; limitations on the Company’s operations between signing and closing; Avanos’ ability to terminate the merger agreement in order to allow the Board of Directors to exercise its fiduciary duties upon payment of a termination fee; and the longer timeline that would be required to prepare disclosure schedules responsive to the extensive representations and warranties in Sponsor A’s draft merger agreement. The Negotiation Committee directed Alston to return a revised draft of the merger agreement to Sponsor A’s counsel that evening.
Later on April 11, 2026, Alston discussed the revised draft of the merger agreement with Sidley. That night, Alston sent a revised draft of the merger agreement to Sponsor A’s counsel, which provided, among other things, for more limited closing conditions; increased obligations for Sponsor A in connection with obtaining antitrust approvals; reduced restrictions on Avanos’ operations prior to Closing; a broader ability for Avanos to terminate the merger agreement to pursue a superior proposal or to change the Board of Directors’ recommendation with respect to the Merger; a reduction in the termination fee to 2% of Avanos’

equity value; reduced circumstances in which the termination fee would be payable; and the elimination of the monetary limitation on Sponsor A’s liability for failure to close.
On the morning of April 12, 2026, AIP submitted an updated proposal to purchase all of the outstanding Common Stock at a price of $24.00 per share, which proposal would expire at 7:00 p.m., Eastern Time, that evening. That same morning, Sponsor A submitted an updated preliminary written proposal to acquire all of the outstanding Common Stock at a price equal to $24.20 per share in cash, which proposal eliminated any requirement to obtain debt financing. Representatives of Alston discussed the revised draft of the merger agreement with Sponsor A’s counsel throughout that afternoon. Also on the afternoon of April 12, 2026, Sidley provided a revised draft of the merger agreement and equity commitment letter to Alston, which draft merger agreement provided for, among other things, slightly more expansive closing conditions; a slightly narrower ability for Avanos to terminate the merger agreement to pursue a superior proposal or to change the Board of Directors’ recommendation with respect to the Merger; and a decreased termination fee compared to AIP’s draft merger agreement submitted on April 7, 2026, equal to approximately 3.1% of Avanos’ fully diluted equity value.
On the afternoon of April 12, 2026, the Negotiation Committee held a meeting, with a member of senior management and a representative from Alston present, to discuss the updated proposals received from both AIP and Sponsor A. Later that afternoon, the Board of Directors held a special meeting, with members of senior management and representatives from JP Morgan and Alston present. The representatives from JP Morgan updated the Board of Directors on the latest proposals received from both AIP and Sponsor A. The JP Morgan representatives also informed the Board of Directors that Sponsor C stated that it would not be able to significantly accelerate completion of its due diligence to provide an updated proposal to acquire the Company. The representative from Alston then discussed the key differences between the merger agreements proposed by AIP and Sponsor A, noting that Sponsor A’s merger agreement would take more time to finalize based on the extensive representations and warranties, as well as additional potential risk to closing from Sponsor A’s additional closing conditions, while AIP’s merger agreement included a slightly higher termination fee (albeit within market standards) but otherwise would not require significant further revisions. Following discussion, the Board of Directors instructed JP Morgan to request that AIP increase its proposal and instructed Alston to continue negotiating the terms of the merger agreement with Sponsor A.
Shortly thereafter, while the Board of Directors continued to meet, JP Morgan contacted Mr. Rotroff via telephone and indicated that AIP would need to increase its proposal to remain competitive. Shortly thereafter, Mr. Rotroff contacted JP Morgan via telephone and orally delivered an updated proposal to acquire all of the outstanding Common Stock at a price of $24.25 per share in cash, on the condition that the Company agree to negotiate exclusively with AIP until 11:59 p.m., Eastern Time, on April 13, 2026. JP Morgan then rejoined the meeting of the Board of Directors to report this update. Based on the higher price proposed by AIP, as well as the more favorable merger agreement terms (including timing for finalizing the merger agreement), the Board of Directors directed JP Morgan to inform AIP that it would agree to AIP’s proposed exclusivity period. On the evening of April 12, 2026, the Company executed an exclusivity agreement with AIP pursuant to which the Company agreed to engage in discussions regarding a potential change of control transaction solely with AIP until 11:59 p.m., Eastern Time, on April 13, 2026. Prior to executing the exclusivity agreement with AIP, JP Morgan informed Sponsor A that the Company was terminating discussions with it regarding a potential transaction. After the meeting, Alston and Sidley worked to finalize the merger agreement and other related transaction documents in advance of the expiration of exclusivity the following day.
On the morning of April 13, 2026, Sponsor A submitted an updated preliminary written proposal to purchase all of the outstanding Common Stock at a price equal to $25.00 per share in cash, which proposal would expire at 8:00 a.m., Eastern Time, on April 14, 2026. Sponsor A also provided a revised merger agreement that provided for unconditional specific performance and uncapped monetary damages in the event Sponsor A failed to close; continued to provide for materially more burdensome representations and warranties and associated disclosure schedules; provided for more expansive closing conditions (including additional government approvals); limited Sponsor A’s obligations to obtain antitrust approvals; retained significant limitations on Avanos’ ability to operate its business prior to Closing; and continued to narrow Avanos’ ability to terminate the merger agreement to pursue a superior proposal or to change the Board of Directors’ recommendation with respect to the Merger.

Later on the morning of April 13, 2026, JP Morgan contacted Mr. Rotroff via telephone and informed him that another potential buyer had submitted a proposal to acquire all of the outstanding Common Stock at a price materially in excess of $24.25 per share in cash.
On the afternoon of April 13, 2026, the Board of Directors held a special meeting, with Company senior management and representatives of JP Morgan and Alston present. JP Morgan provided the Board of Directors with an update on the proposal received from Sponsor A. In the early evening of April 13, 2026, the Board of Directors held a second special meeting, with members of senior management and representatives of JP Morgan and Alston present. A representative of Alston informed the Board of Directors that the documentation for a merger with AIP was nearly finished and could be completed prior to the termination of exclusivity at 11:59 p.m., Eastern Time, that evening. The representative from Alston also discussed the remaining differences between the merger agreements with AIP and Sponsor A, noting that the revised merger agreement from Sponsor A would likely take several more days to finalize and that the draft continued to create additional uncertainty for closing the merger with Sponsor A. Following discussion, the Board of Directors determined that a merger with AIP would be preferred due to the increased certainty for both signing and closing, but only if AIP increased its proposal to at least $25.00 per share in cash. The Board of Directors also determined that it would allow exclusivity with AIP to expire, and pivot to a transaction with Sponsor A, if AIP did not increase its proposal to at least $25.00 per share in cash that evening. During the meeting, at the direction of the Board of Directors, the representatives from JP Morgan then left the Board meeting to inform AIP that the Board of Directors was prepared to sign a merger agreement prior to 11:59 p.m., Eastern Time, if AIP increased its proposal to at least $25.00 per share in cash. Mr. Rotroff responded by asking whether the Board of Directors would consider a proposal of less than $25.00 per share in cash in exchange for a lower termination fee. After discussion, the Board of Directors rejected AIP’s proposal and instructed JP Morgan to inform AIP that the Board of Directors would not consider a proposal of less than $25.00 per share in cash. Later on in the evening of April 13, 2026, Mr. Rotroff contacted JP Morgan via telephone and orally delivered an increased proposal to acquire all of the outstanding Common Stock for $25.00 per share in cash, on the condition that the merger agreement would be signed before exclusivity expired that night at 11:59 p.m., Eastern Time, adding that this was the highest price per share of Common Stock that AIP was willing to pay for Avanos.
On the evening of April 13, 2026, current drafts of the revised merger agreement with AIP and a background presentation from JP Morgan were circulated to the Board of Directors for review. The Board of Directors then met, with Company management and representatives from JP Morgan and Alston present, to review the final draft of the proposed merger agreement and the other terms of the potential transaction with AIP. A representative from JP Morgan reviewed the history of the transaction process and then reviewed JP Morgan’s financial analyses of the Merger Consideration. A representative from Alston again reviewed with the Board of Directors its fiduciary duties and summarized the material terms of the proposed final merger agreement. Thereafter, JP Morgan rendered an oral opinion, which it subsequently confirmed by delivery of a written opinion, dated April 13, 2026, to the effect that, as of such date and based upon and subject to the assumptions made, procedures followed, matters considered and limitations on the review undertaken by JP Morgan in preparing its opinion, the Merger Consideration to be paid to the holders of the Common Stock in the proposed Merger was fair, from a financial point of view, to such stockholders, as more fully described below in the section captioned “Opinion of J.P. Morgan Securities, LLC” and the full text of which is attached as Annex B and is incorporated by reference herein in its entirety. Following discussion, the Negotiation Committee resolved to recommend that the full Board of Directors approve the final terms of the proposed merger agreement and to approve the proposed transaction with AIP. Following the recommendation of the Negotiation Committee, the full Board of Directors discussed, among other matters, the matters listed under the section of this proxy statement entitled “The Merger — Recommendation of the Board of Directors and Reasons for the Merger” and then unanimously: (i) determined that the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, are advisable, fair to and in the best interests of the Company and its stockholders; (ii) approved the execution, delivery and performance by the Company of the Merger Agreement and the consummation of the transactions contemplated thereby, including the Merger; (iii) declared advisable the Merger Agreement and the transactions contemplated thereby, including the Merger, subject to the terms and conditions set forth in the Agreement; (iv) exempted the Merger Agreement and the transactions contemplated thereby from any restrictions on business combinations under applicable laws (including Section 203 of the DGCL) and the requirements of Section 4 of Article IV of the Certificate of Incorporation and any applicable requirements of the By-laws; (v) resolved to recommend that the Company’s stockholders approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Merger; and (vi) directed that the Merger Agreement be submitted to the Company’s stockholders for their approval and adoption.
Prior to 11:59 p.m., Eastern Time, on April 13, 2026, Avanos and affiliates of AIP executed and delivered the Merger Agreement and the AIP Fund executed and delivered the equity commitment letter. The Company issued a press release announcing the Merger and the execution of the Merger Agreement on the morning of April 14, 2026 prior to the opening of trading on the NYSE.
Recommendation of Board of Directors and Reasons for the Merger
As described in further detail above in the section entitled “The Merger — Background of the Merger,” in evaluating the Merger and the other transactions contemplated by the Merger Agreement, the Board of Directors consulted with members of Avanos’ senior management, Alston and JP Morgan. After careful and thorough consideration, the Board of Directors unanimously determined that the Merger Agreement and the Transactions, including the Merger, are advisable, fair to and in the best interests of the Company and its stockholders. In arriving at this determination and in recommending that Avanos Stockholders approve and adopt the Merger Agreement and approve the Transactions at the Special Meeting, the Board of Directors considered many factors, including the following non-exhaustive list of factors (not necessarily in order of relative importance), which the Board of Directors viewed as weighing in favor of its recommendation that the Avanos Stockholders vote “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal and “FOR” the Adjournment Proposal:
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The fact that the Merger Consideration is all cash, which provides certainty of value and liquidity to Avanos Stockholders, while eliminating the effect of long-term business and execution risk to Avanos Stockholders, resulting from their holdings of Common Stock.

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The attractive value of the Merger Consideration, which constitutes a premium of:

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approximately 72.1% above the closing price per share of Common Stock on April 13, 2026 (the last trading day prior to public announcement of the Merger); and

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approximately 82.8% above the 30-day volume weighted average price per share of Common Stock for the period ended April 13, 2026.

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The belief of the Board of Directors, after a review of Avanos’ current and historical financial condition, results of operations, prospects, business strategy, competitive position and industries, including the potential impact (which cannot be quantified) of those factors on the trading price of the Common Stock, that the Merger Consideration is more favorable to Avanos Stockholders than the Company’s inherent standalone value and the potential value that might have resulted from other alternatives available to Avanos, including remaining an independent public company and executing on Avanos’ standalone strategic plan, and is greater than the intraday high price per share of Common Stock of $23.68 over the 18-month period ended April 13, 2026 (which intraday high was achieved on October 18, 2024), and that the Merger represents the best available alternative for maximizing value for Avanos Stockholders, considering:

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the Board of Directors’ assessment of Avanos’ historical and projected financial performance, including the Forecasts;

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the challenges and risks that Avanos has faced, and would likely continue to face, if it remained an independent public company, including, among others: (i) remaining competitive in a highly regulated industry where scale, substantial market presence and access to capital to support targeted acquisitions are critical to enhancing stockholder value and (ii) attracting long-term fundamentals-oriented institutional investors and institutional equity research and trading support;

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the risks and uncertainties associated with the other strategic alternatives available to Avanos;

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the risks, challenges and cost of initiatives to achieve organic growth or growth through acquisitions;

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the downward pressure on the trading price of the Common Stock and the facts that: (i) small and midcap medical technology companies often underperform in the public markets and (ii) only one equity research analyst currently publishes research reports regarding Avanos;

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the costs and burdens associated with being an independent public company and general market risks; and

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the other risks and uncertainties discussed under the heading “Risk Factors” in Avanos’ most recently filed Annual Report on Form 10-K and its subsequent Quarterly Report(s) on Form 10-Q.

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The actions taken by the Board of Directors, with the assistance of Avanos’ senior management, Alston and JP Morgan, to evaluate potential strategic alternatives, which: (i) included unsolicited inbound inquiries and direct outreach to, and discussions with, numerous parties, including both potential strategic and financial buyers; (ii) provided an opportunity for those parties to negotiate a transaction with Avanos if such parties desired to do so; and (iii) resulted in the Merger Consideration matching the highest value received from such parties on the terms most favorable to the Avanos Stockholders.

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The Board of Directors’ belief, based on discussions with JP Morgan, that: (i) engagement with potential buyers since early 2025 provided a reasonable representation of the market for a potential sale of the Company; (ii) conducting a formal process to solicit interest from other potential strategic and financial buyers was unlikely to yield proposals more attractive than those put forth to date; and (iii) the passage of time may jeopardize the Company’s ability to finalize a transaction with the potential buyers that had expressed interest.

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The fact that all of the “standstill” provisions contained in the confidentiality agreements that Avanos entered into with parties potentially interested in a transaction with Avanos terminated upon execution of the Merger Agreement, which would allow such parties to make Acquisition Proposals, and for Avanos to respond to such proposals, subject to compliance with the terms of the Merger Agreement.

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The Board of Directors’ belief that Avanos, with the assistance of JP Morgan and Alston, had negotiated the most favorable terms that AIP was willing to offer, including the highest price per share of Common Stock that AIP was willing to pay for Avanos, which price: (i) had increased materially from AIP’s original proposal as a result of the negotiating efforts of the Board of Directors, Avanos’ senior management and Avanos’ advisors and (ii) represented the highest price reasonably available to Avanos, based on both AIP’s and each other potential purchaser’s best and final price.

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The Board of Directors’ consideration of the risk that AIP might determine not to enter into a transaction with Avanos if exclusivity were allowed to lapse, as well as the significant additional due diligence and negotiation required to pursue a potential transaction with Sponsor A.

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The financial analyses presented by JP Morgan to the Board of Directors and the April 13, 2026 oral opinion delivered by JP Morgan, which was subsequently confirmed by delivery of its written opinion, dated April 13, 2026, to the effect that, as of such date, and based upon and subject to the assumptions made, procedures followed, matters considered and limitations on the review undertaken by JP Morgan in preparing its opinion, the Merger Consideration to be paid to the holders of Common Stock in the proposed Merger was fair, from a financial point of view, to such holders, as more fully described below in the section entitled “— Opinion of J.P. Morgan Securities LLC.” The full text of the written opinion of JP Morgan, dated April 13, 2026, which sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the review undertaken by JP Morgan in preparing its opinion, is attached as Annex B to this proxy statement and is incorporated herein by reference. The summary of the opinion of JP Morgan set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion.

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The terms of the Merger Agreement permitting Avanos to respond to unsolicited Acquisition Proposals, including permitting Avanos and its representatives to engage in negotiations or discussions with, and furnish non-public information to, the third party making such Acquisition Proposal if the Board of Directors determines in good faith after consultation with its financial advisor and outside legal counsel that: (i) such Acquisition Proposal constitutes or would reasonably be expected to lead to a Superior Proposal and (ii) the failure to take such actions would be reasonably likely to be inconsistent with the Board of Directors’ fiduciary duties (see the section entitled “The Merger Agreement — No

Solicitation; Other Offers”). In this regard, the Board of Directors considered that, subject to its compliance with the terms of the Merger Agreement, including certain matching rights in favor of Parent, and prior to the approval and adoption of the Merger Agreement by Avanos Stockholders, the Board of Directors has the right to change its recommendation with respect to the Merger and/or cause Avanos to terminate the Merger Agreement in order to enter into an agreement for a Superior Proposal (subject to certain matching rights). In addition, while the Merger Agreement contains a Company Termination Fee of $37,500,000 that Avanos would be required to pay to Parent in certain circumstances, the Board of Directors believes that the Company Termination Fee is: (i) reasonable in light of such circumstances, the overall terms of the Merger Agreement and the process undertaken by the Board of Directors to evaluate potential strategic alternatives; (ii) within market standards established by termination fees payable in recent comparable transactions; and (iii) not a significant deterrent to potential alternative acquisition offers. For additional information on the Board of Directors’ right to terminate the Merger Agreement, see the section entitled “The Merger Agreement — Termination of the Merger Agreement.”
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The fact that the Merger is subject to the approval of Avanos Stockholders and that Avanos Stockholders who do not vote to approve and adopt the Merger Agreement and who follow certain prescribed procedures are entitled to dissent from the Merger and demand payment of the “fair value” of their Common Stock, as and to the extent provided by Delaware law (see the section entitled “Appraisal Rights” and Annex C to this proxy statement).

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The reputation of AIP, including its history of successful acquisitions and experience in the manufacturing industry, the extensiveness of AIP’s evaluation of Avanos and its business and industry, and the Board of Directors’ belief that AIP was highly likely to complete the Merger.

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The Board of Directors’ belief that there is a high degree of certainty that the Closing would be achieved in a timely manner, in view of the terms of the Merger Agreement, including:

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the fact that the Merger is not subject to a financing condition and that Parent has obtained fully committed equity financing for the Merger from the AIP Fund, which provides funding of an amount sufficient to consummate the Merger in accordance with the Merger Agreement, including to pay the aggregate Merger Consideration and all fees and expenses payable by Parent and Merger Subsidiary in connection with consummation of the Merger (see the section entitled “The Merger — Financing of the Merger”);

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the limited number and nature of the conditions to the equity financing and the fact that Avanos is an express third-party beneficiary of the Equity Commitment Letter;

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the fact that if Parent fails to complete the Merger when required to do so under the Merger Agreement, Avanos has the right under the Merger Agreement to specifically enforce Parent’s obligation to cause the AIP Fund to fund its equity financing as contemplated by the Merger Agreement and the Equity Commitment Letter; and

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the obligation of Parent to use reasonable best efforts to take, or cause to be taken, all actions necessary, proper or advisable under applicable law, to consummate the Transactions.

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The terms of the Merger Agreement, taken as a whole, including the parties’ representations, warranties and covenants and the circumstances under which the Merger Agreement may be terminated, which the Board of Directors considered in consultation with Alston and viewed as reasonable, including the limited number and nature of the conditions to the completion of the Merger.

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The Board of Directors’ belief that Avanos has sufficient operating flexibility to conduct its business in the ordinary course prior to the consummation of the Merger.

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The Board of Directors’ belief that the End Date of January 13, 2027 would allow for a reasonably sufficient amount of time to complete the Merger.

The Board of Directors also considered a number of uncertainties, risks and potentially negative factors in making its determination with respect to the Merger, including the following non-exhaustive list (not necessarily in order of relative importance):
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The fact that Avanos Stockholders will not participate in any future earnings or potential growth of Avanos and will not benefit from any potential appreciation in the value of Avanos, including any appreciation in value that could be realized as a result of improvements to Avanos’ operations.

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The possible diversion of management focus and resources from operational matters and other strategic opportunities while working to consummate the Merger.

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The potential negative effect of the pendency of the transaction on Avanos’ businesses, including its relationships with employees, customers and suppliers, such as the possible loss of key management or other personnel of Avanos during the pendency of the Merger.

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The risk that the Merger may not be completed despite the parties’ efforts or that completion of the Merger may be delayed, even if the Company Stockholder Approval is obtained, including the possibility that conditions to the parties’ obligations to complete the Merger may not be satisfied (including the possibility that the Required Regulatory Approvals may not be obtained), and the potential resulting disruptions to Avanos’ business.

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The fact that under the terms of the Merger Agreement, Avanos is prohibited from soliciting other Acquisition Proposals.

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The requirement that under certain circumstances, Avanos pay Parent the Company Termination Fee following termination of the Merger Agreement, including if the Merger Agreement is terminated by Avanos to enter into an agreement providing for a Superior Proposal or by Parent if the Board of Directors makes an Adverse Recommendation Change (see the section entitled “The Merger Agreement — Termination Fees”).

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The risk that the equity financing contemplated by the Equity Commitment Letter will not be obtained, resulting in Parent and Merger Subsidiary not having sufficient funds to complete the Transactions.

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The fact that regulatory approval is required to complete the Merger in the United States and a limited number of foreign jurisdictions, which presents a risk that the consummation of the Merger may be delayed or that such approvals may not be obtained at all.

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The restrictions placed on the conduct of Avanos’ business prior to the Closing pursuant to the terms of the Merger Agreement, including restrictions which could adversely affect Avanos’ ability to take advantage of business opportunities that may arise pending the Closing (see the section entitled “The Merger Agreement — Conduct of Business Pending the Merger”).

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The fact that an all-cash transaction would be taxable to Avanos Stockholders that are U.S. persons for U.S. federal income tax purposes.

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The risk that the Merger might not be completed and the effect of the resulting public announcement of termination of the Merger Agreement on the trading price of the Common Stock.

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The fact that Avanos’ directors and officers may have interests in the Merger that may be different from, or in addition to, those of Avanos Stockholders generally (see the section entitled “The Merger — Interests of Avanos’ Directors and Executive Officers in the Merger”).

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The risk that there may be litigation relating to the Merger that could prevent or delay the completion of the Merger.

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The significant costs involved in connection with entering into the Merger Agreement and completing the Merger, some of which are payable regardless of whether the Merger is completed.

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Various other risks associated with the Merger, as more fully described in the section entitled “Cautionary Statement Concerning Forward-Looking Information.”

The foregoing discussion of reasons for the recommendation by the Board of Directors that Avanos Stockholders vote “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal and “FOR” the Adjournment Proposal is not meant to be exhaustive but addresses the material information and factors considered by the Board of Directors in consideration of its recommendation. In view of the wide variety of factors considered by the Board of Directors in connection with its evaluation of the Merger and the complexity of these matters, the Board of Directors did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination and recommendation. Rather, in considering the information and factors described above, individual members of the Board of Directors each applied their own personal business judgment to the process and may have given differing weights to differing factors. The Board of Directors based its unanimous recommendation on the totality of the information presented.
Certain Unaudited Forecasted Financial Information
Avanos does not, as a matter of course, make public long-term forecasts or internal projections as to future performance, revenues, earnings or other results due to, among other reasons, the uncertainty of the underlying assumptions and estimates. As part of its annual strategic planning process, Avanos’ management prepares an internal long-range financial plan containing certain non-public unaudited prospective financial information with respect to Avanos, which we refer to, together with certain extrapolations of such prospective financial information for certain fiscal years prepared at the direction of Avanos’ management, as the “Forecasts.” The Forecasts were provided by Avanos’ management to the Board of Directors and to JP Morgan for its use and reliance in connection with its financial analyses and opinion (see “The Merger — Opinion of J.P. Morgan Securities LLC”), as well as to Sponsor A, AIP and Sponsor C.
The inclusion of the Forecasts should not be regarded as an indication that any of Avanos, its affiliates or their respective officers, directors, advisors or other representatives or any other recipient of the Forecasts considered, or now considers, the Forecasts to be necessarily predictive of actual future performance or events, or that the Forecasts should be construed as financial guidance, and such summary projections set forth below should not be relied on as such.
The Forecasts were prepared solely for internal use and are subjective in many respects. While presented with numeric specificity, the Forecasts reflect numerous estimates and assumptions that are inherently uncertain and may be beyond the control of Avanos’ management. Further, given that the Forecasts cover multiple years, the Forecasts, by their nature, are subject to greater uncertainty with each successive year beyond their preparation. The Forecasts are subject to various risks, including, among others: (i) the effect of future regulatory or legislative actions on Avanos or the industries in which it operates; (ii) the potential impact of the announcement or consummation of the Merger on Avanos’ relationships with its customers, vendors, competitors, management and other employees; (iii) risks relating to changes in the general economic environment, or social or political conditions that could affect Avanos’ businesses; (iv) potential liability resulting from pending or future litigation; (v) the uncertainties, costs and risks involved in Avanos’ operations, including the impact of reduced demand for Avanos’ products due to governmental actions and the terms and amount of Avanos’ indebtedness; (vi) the risk that the cost savings or revenue opportunities arising out of the Merger may not be fully realized or may take longer to realize than expected; and (vii) the other matters described in the section entitled “Cautionary Statement Concerning Forward-Looking Information,” and Avanos’ SEC filings listed in the section “Where You Can Find More Information.”
The Forecasts reflect both assumptions as to certain business decisions that are subject to change and, in many respects, personal judgment, and thus are susceptible to multiple interpretations and periodic revisions based on actual experience and business developments. Neither Avanos, nor its affiliates, nor their respective officers, directors, advisors or other representatives give any assurance that the Forecasts and the underlying estimates and assumptions will be realized. These Forecasts constitute “forward-looking statements” and actual results may differ materially and adversely from the Forecasts summarized below.
The Forecasts do not take into account any circumstances or events occurring after the date they were prepared. Avanos cannot give any assurance that, had the Forecasts been prepared either as of the date of the Merger Agreement or as of the date of this proxy statement, similar estimates and assumptions would be used. The Forecasts do not take into account all of the possible financial and other effects of the Merger on Avanos, the effect on Avanos of any business or strategic decision or action that has been or will be taken as a result of the Merger Agreement having been executed, or the effect of any business or strategic decisions or actions that would likely have been taken if the Merger Agreement had not been executed, but which were instead altered, accelerated, postponed or not taken in anticipation of the Merger. Further, the Forecasts do not take into account the effect on Avanos of any possible failure of the Merger to occur. Neither Avanos nor any of its affiliates, nor their respective officers, directors, advisors or other representatives has made, makes or is authorized in the future to make any representation to any Avanos Stockholder or other person regarding Avanos’ ultimate performance compared to the information contained in the Forecasts or that the Forecasts will be achieved. The inclusion of the Forecasts in this proxy statement should not be deemed an admission or representation by Avanos, its affiliates, or their respective officers, directors, advisors or other representatives or any other person that the Forecasts are viewed as material information of Avanos, particularly in light of the inherent risks and uncertainties associated with the Forecasts. The summary of the Forecasts included below is not being included in this proxy statement in order to influence the decision of any Avanos Stockholder or to induce any Avanos Stockholder to vote in favor of any of the proposals at the Special Meeting.
The Forecasts were not prepared with a view toward compliance with United States generally accepted accounting principles (“GAAP”), published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation or presentation of prospective financial information. The Forecasts included in this proxy statement have been prepared at the direction of, and are the responsibility of, management of Avanos. Deloitte & Touche LLP, Avanos’ registered independent auditor, has not audited, reviewed, examined, compiled or applied agreed upon procedures with respect to the Forecasts and, accordingly, Deloitte & Touche LLP does not express an opinion or any other form of assurance with respect thereto. The Deloitte & Touche LLP report contained in Avanos’ Annual Report on Form 10-K for the year ended December 31, 2025 relates to historical financial information of Avanos, and such report does not extend to the Forecasts and should not be read to do so.
The Forecasts include non-GAAP financial measures. Please see the tables below for a description of how Avanos defines these non-GAAP financial measures. Avanos believes that such non-GAAP financial measures provide information useful in assessing operating and financial performance across periods. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in accordance with GAAP, and non-GAAP financial measures used by Avanos may not be comparable to similarly titled measures used by other companies.
The SEC rules that would otherwise require a reconciliation of a non-GAAP financial measure to a financial measure calculated and presented in accordance with GAAP do not apply to non-GAAP financial measures included in disclosure of financial projections provided to a board of directors or a financial advisor in connection with a proposed acquisition, such as the Merger, if the disclosure is included in a document such as this proxy statement. In addition, reconciliations of non-GAAP financial measures were not relied upon by the Board of Directors or Avanos’ management or financial advisors in connection with their respective evaluation of the Merger. Accordingly, no reconciliation of the non-GAAP financial measures included in the Forecasts to the relevant GAAP financial measures is provided in this proxy statement.
In light of the foregoing, and considering that the Special Meeting will be held several months after the Forecasts were prepared, as well as the uncertainties inherent in any forecasted information, Avanos Stockholders are cautioned not to place undue reliance on such information, and Avanos cautions you that the Forecasts should be evaluated, if at all, in conjunction with the historical financial statements and other information regarding Avanos contained in its public filings with the SEC. See the section entitled “Where You Can Find More Information.”
The following tables reflect selected metrics reflected in, or generated from, the Forecasts, which do not take into account any circumstances or events occurring after the date that they were prepared, do not take into account any potential cost synergies or revenue opportunities arising out of the Merger, and do not give effect to the Merger:
Forecasts
	Fiscal Year Ending December 31,
(in millions of US dollars)	2025A	2026E	2027E	2028E
Revenue	$701	$716	$761	$809
Adjusted EBITDA (including SBC)(1)	$87	$95	$120	$142
Unlevered Free Cash Flow(2)	$11	$46	$62	$77

(1)
For purposes of the Forecasts, Adjusted EBITDA (including stock-based compensation (“SBC”)) is defined as GAAP net income plus: (i) interest expense, net, income tax provision, depreciation and amortization and (ii) certain other one-time items such as restructuring activities and Avanos’ Business Transformation Program expense.

(2)
For purposes of the Forecasts, Unlevered Free Cash Flow is defined as Adjusted EBITDA (including SBC), less capital expenditures and taxes, and adjusted for changes in net working capital and other operating activities.

Except as required by applicable securities laws, Avanos does not intend to, and disclaims any obligation to, make publicly available any update or other revision to the Forecasts to reflect circumstances existing since their preparation or to reflect the occurrence of unanticipated events, even if any or all of the underlying assumptions are shown to in error or are no longer appropriate or to reflect changes in general economic or industry conditions.
Opinion of J.P. Morgan Securities LLC
Pursuant to an engagement letter, the Company retained JP Morgan as its financial advisor in connection with the proposed Merger.
At the meeting of the Board of Directors on April 13, 2026, JP Morgan rendered its oral opinion to the Board of Directors to the effect that, as of such date, and based upon and subject to the assumptions made, procedures followed, matters considered and limitations on the review undertaken by JP Morgan in preparing its opinion, the Merger Consideration to be paid to the holders of Common Stock in the proposed Merger was fair, from a financial point of view, to such holders. JP Morgan confirmed its April 13, 2026 oral opinion by delivering its written opinion, dated April 13, 2026, to the Board of Directors that, as of such date, the Merger Consideration to be paid to the holders of Common Stock in the proposed Merger was fair, from a financial point of view, to such holders.
The full text of the written opinion of JP Morgan, dated April 13, 2026, which sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the review undertaken by JP Morgan in preparing its opinion, is attached as Annex B to this proxy statement and is incorporated herein by reference. The summary of the opinion of JP Morgan set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion. Company Stockholders are urged to read the opinion in its entirety. JP Morgan’s opinion was addressed to the Board of Directors (in its capacity as such) in connection with and for the purposes of its evaluation of the proposed Merger, and was limited to the fairness, from a financial point of view, of the Merger Consideration to be paid to the holders of Common Stock in the proposed Merger and did not address any other aspect of the proposed Merger. JP Morgan expressed no opinion as to the fairness of any consideration to be paid in connection with the proposed Merger to the holders of any other class of securities, creditors or other constituencies of the Company or as to the underlying decision by the Company to engage in the proposed Merger. The issuance of JP Morgan’s opinion was approved by a fairness opinion committee of JP Morgan. The summary of the opinion of JP Morgan set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion.The opinion does not constitute a recommendation to any Company Stockholder as to how such Company Stockholder should vote with respect to the Merger Proposal or any other matter.
In arriving at its opinion, JP Morgan, among other things:
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reviewed the Merger Agreement;

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reviewed certain publicly available business and financial information concerning the Company and the industries in which it operates;

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compared the proposed financial terms of the proposed Merger with the publicly available financial terms of certain transactions involving companies JP Morgan deemed relevant and the consideration paid for such companies;

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compared the financial and operating performance of the Company with publicly available information concerning certain other companies JP Morgan deemed relevant and reviewed the current and historical market prices of the Common Stock and certain publicly traded securities of such other companies;

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reviewed certain internal financial analyses and forecasts prepared by the management of the Company relating to its business, as discussed more fully in the section entitled “Certain Unaudited Forecasted Financial Information;” and

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performed such other financial studies and analyses and considered such other information as JP Morgan deemed appropriate for the purposes of its opinion.

In addition, JP Morgan held discussions with certain members of management of the Company and Parent with respect to certain aspects of the proposed Merger, and the past and current business operations of the Company, the financial condition and future prospects and operations of the Company, and certain other matters JP Morgan believed necessary or appropriate to its inquiry.
In giving its opinion, JP Morgan relied upon and assumed the accuracy and completeness of all information that was publicly available or was furnished to or discussed with JP Morgan by the Company and Parent or otherwise reviewed by or for JP Morgan. JP Morgan did not independently verify any such information or its accuracy or completeness, and, pursuant to JP Morgan’s engagement letter with the Company, JP Morgan did not assume any obligation to undertake any such independent verification. JP Morgan did not conduct and was not provided with any valuation or appraisal of any assets or liabilities, nor did JP Morgan evaluate the solvency of the Company or Parent under any state or federal laws relating to bankruptcy, insolvency or similar matters. In relying on financial analyses and forecasts provided to JP Morgan or derived therefrom, JP Morgan assumed that they were reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by the Company’s management as to the expected future results of operations and financial condition of the Company to which such analyses or forecasts relate. JP Morgan expressed no view as to such analyses or forecasts or the assumptions on which they were based. JP Morgan also assumed that the proposed Merger and the other Transactions will be consummated as described in the Merger Agreement. JP Morgan also assumed that the representations and warranties made by the Company and Parent in the Merger Agreement and the related agreements were and will be true and correct in all respects material to its analysis. JP Morgan is not a legal, regulatory or tax expert and relied on the assessments made by advisors to the Company with respect to such issues. JP Morgan further assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the proposed Merger will be obtained without any adverse effect on the Company or on the contemplated benefits of the proposed Merger.
The projections furnished to JP Morgan were prepared by the Company’s management as discussed more fully in the section entitled “Certain Unaudited Forecasted Financial Information.” The Company does not publicly disclose internal management projections of the type provided to JP Morgan in connection with JP Morgan’s analysis of the proposed Merger, and such projections were not prepared with a view toward public disclosure. These projections were based on numerous variables and assumptions that are inherently uncertain and may be beyond the control of the Company’s management, including, without limitation, factors related to general economic and competitive conditions, prevailing interest rates, and other factors as set forth in the section entitled “Cautionary Statement Concerning Forward-Looking Information.” Accordingly, actual results could vary significantly from those set forth in such projections. For more information regarding the use of projections and other forward-looking statements, please refer to the section entitled “Certain Unaudited Forecasted Financial Information.”
JP Morgan’s opinion was necessarily based on economic, market and other conditions as in effect on, and the information made available to JP Morgan as of, the date of such opinion. JP Morgan’s opinion noted that subsequent developments may affect JP Morgan’s opinion and that JP Morgan does not have any obligation to update, revise or reaffirm such opinion. JP Morgan’s opinion is limited to the fairness, from a financial point of view, of the Merger Consideration to be paid to the holders of Common Stock in the proposed Merger, and JP Morgan has expressed no opinion as to the fairness of any consideration paid in connection with the proposed Merger to the holders of any other class of securities, creditors or other constituencies of the Company or as to the underlying decision by the Company to engage in the proposed Merger. Furthermore, JP Morgan expressed no opinion with respect to the amount or nature of any compensation to any officers, directors or employees of any party to the proposed Merger, or any class of such persons relative to the Merger Consideration to be paid to the holders of Common Stock in the proposed Merger or with respect to the fairness of any such compensation.
The terms of the Merger Agreement, including the Merger Consideration, were determined through arm’s length negotiations between the Company and Parent, and the decision to enter into the Merger Agreement was solely that of the Board of Directors.

JP Morgan’s opinion and financial analyses were only one of the many factors considered by the Board of Directors in its evaluation of the proposed Merger and should not be viewed as determinative of the views of the Board of Directors or the Company’s management with respect to the proposed Merger or the Merger Consideration.
In accordance with customary investment banking practice, JP Morgan employed generally accepted valuation methodologies in rendering its opinion to the Board of Directors on April 13, 2026 and in the financial analyses presented to the Board of Directors on such date in connection with the rendering of such opinion. The following is a summary of the material financial analyses utilized by JP Morgan in connection with rendering its opinion to the Board of Directors and does not purport to be a complete description of the analyses or data presented by JP Morgan. Some of the summaries of the financial analyses include information presented in tabular format. The tables are not intended to stand alone, and in order to more fully understand the financial analyses used by JP Morgan, the tables must be read together with the full text of each summary. Considering the data set forth below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of JP Morgan’s analyses.
Public Trading Multiples.   Using publicly available information, JP Morgan compared selected financial data of the Company with similar data for selected publicly traded companies engaged in businesses that JP Morgan judged to be sufficiently analogous to the Company’s business (or aspects thereof). The comparable companies selected by JP Morgan were as follows:
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Align Technology, Inc.

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Bioventus Inc.

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CONMED Corporation

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Enovis Corporation

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Envista Holdings Corporation

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Haemonetics Corporation

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ICU Medical, Inc.

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Integra LifeSciences Holdings Corporation

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LivaNova PLC

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Varex Imaging Corporation

These companies were selected, among other reasons, by JP Morgan because they are publicly traded companies with operations, businesses, and financial profiles that, for the purposes of JP Morgan’s analysis, were considered to be sufficiently similar to those of the Company. However, certain of these companies may have characteristics that are materially different from those of the Company. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the selected companies differently than they would affect the Company.
Using publicly available information, JP Morgan calculated, for each selected company, the multiple of the firm value (the “FV”) (calculated as equity value, plus or minus, as applicable, net debt or net cash) to the analyst consensus estimates of calendar year 2026 Adjusted EBITDA for the applicable company (the “FV/2026E Adj. EBITDA Multiple”).
Based on the results of this analysis, JP Morgan selected a FV/2026E Adj. EBITDA Multiple reference range for the Company of 7.0x to 12.6x, with a median FV/2026E Adj. EBITDA Multiple of 9.4x. JP Morgan then applied such reference range to the Company’s forecasted Adjusted EBITDA for fiscal year 2026 provided in the Forecasts. The analysis indicated a range of implied per share equity value for the Common Stock (rounded to the nearest $0.25) of $12.75 to $23.50, which JP Morgan compared to (i) the closing price of the Common Stock of $14.53 per share on April 13, 2026 and (ii) the Merger Consideration of $25.00 per share of Common Stock.

Selected Transactions Analysis.   Using publicly available information, JP Morgan examined selected transactions involving businesses which JP Morgan judged to be sufficiently analogous to the Company’s business (or aspects thereof) based on JP Morgan’s experience and familiarity with the industries in which the Company operates. The following transactions were selected by JP Morgan as relevant to the evaluation of the proposed Merger:
Announcement Date	Acquiror	Target
July 21, 2025	ARCHIMED	ZimVie Inc.
December 11, 2024	Patient Square Capital	Patterson Companies, Inc.
August 13, 2024	The Carlyle Group	Baxter International Inc. (Vantive Kidney Care segment)
April 11, 2024	Peak Rock Capital	STERIS plc (Dental segment)
September 25, 2023	Enovis Corporation	LimaCorporate S.p.A.
September 8, 2021	ICU Medical, Inc.	Smiths Group plc (Smiths Medical)
April 10, 2018	Altaris Capital Partners, LLC	Analogic Corporation
February 15, 2017	Integra LifeSciences Holdings Corporation	Johnson & Johnson (Codman Neurosurgery)
October 6, 2016	ICU Medical, Inc.	Pfizer Inc. (Hospira Infusion Systems)
June 17, 2015	Hill-Rom Holdings, Inc.	Welch Allyn
February 26, 2015	Cyberonics, Inc.	Sorin S.p.A.
June 11, 2012	EQT VI	BSN medical
None of the selected transactions reviewed was identical to the proposed Merger. However, the selected transactions were chosen because certain financial aspects of the transactions, for purposes of JP Morgan’s analysis, may be considered sufficiently similar to the proposed Merger. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the selected transactions differently than they would affect the proposed Merger.
Using publicly available information, JP Morgan calculated, for each selected transaction, the multiple of the target company’s FV implied in the relevant transaction to the target company’s Adjusted EBITDA for the twelve-month period immediately preceding the announcement of the applicable transaction (the “FV/LTM Adj. EBITDA Multiple”).
Based on the results of this analysis, JP Morgan selected a FV/LTM Adj. EBITDA Multiple reference range for the Company of 6.3x to 13.4x, with a median FV/LTM Adj. EBITDA Multiple of 10.7x. JP Morgan then applied such reference range to the Company’s forecasted Adjusted EBITDA for the twelve-month period immediately preceding March 31, 2026. The analysis indicated a range of implied per share equity value for the Common Stock (rounded to the nearest $0.25) of $9.75 to $21.75, which JP Morgan compared to (i) the closing price of the Common Stock of $14.53 per share on April 13, 2026 and (ii) the Merger Consideration of $25.00 per share of Common Stock.
Discounted Cash Flow Analysis.   JP Morgan conducted a discounted cash flow analysis for the purpose of determining an implied fully diluted equity value per share for the Common Stock. JP Morgan calculated the Unlevered Free Cash Flow that the Company is expected to generate during fiscal years 2026 through 2028 based on the Forecasts, as discussed more fully in the section entitled “Certain Unaudited Forecasted Financial Information,” which were discussed with, and approved by, the Board of Directors for use by JP Morgan in connection with its financial analyses. JP Morgan also calculated a range of terminal values for the Company at the end of this period by applying perpetual growth rates ranging from 2.0% to 3.0%, based on guidance provided by the Company’s management, to estimates of terminal Unlevered Free Cash Flow for the Company at the end of fiscal year 2028, as provided in the Forecasts.
JP Morgan then discounted the Unlevered Free Cash Flow estimates and the range of terminal values to present value as of March 31, 2026 using discount rates ranging from 10.50% to 12.50%, which range was chosen by JP Morgan based upon an analysis of the weighted average cost of capital of the Company, and which was derived using the capital asset pricing model and JP Morgan’s professional judgment and experience. The present values of the Unlevered Free Cash Flow estimates and the range of terminal values were then adjusted for the Company’s estimated net debt of $98 million as of March 31, 2026, as provided by the Company’s management, and the present value of net operating losses of $6.7 million.
Based on the foregoing, this analysis indicated a range of implied equity value for the Company, which JP Morgan divided by the number of fully diluted outstanding shares of the Company as of March 31, 2026, as provided by the Company’s management, to derive an implied per share equity value for the Common Stock (rounded to the nearest $0.25) of $17.75 to $24.75. JP Morgan then compared this range of implied per share equity value for the Common Stock to (i) the closing price of the Common Stock of $14.53 per share on April 13, 2026 and (ii) the Merger Consideration of $25.00 per share of Common Stock. This analysis assumed a maximum of 49.32 million fully diluted shares of Common Stock outstanding, as provided by the Company’s management.
Miscellaneous.   The foregoing summary of certain material financial analyses does not purport to be a complete description of the analyses or data presented by JP Morgan. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. JP Morgan believes that the foregoing summary and its analyses must be considered as a whole and that selecting portions of the foregoing summary and these analyses, without considering all of its analyses as a whole, could create an incomplete view of the processes underlying the analyses and its opinion. As a result, the ranges of valuations resulting from any particular analysis or combination of analyses described above were merely utilized to create points of reference for analytical purposes and should not be taken to be the view of JP Morgan with respect to the actual value of the Company. The order of analyses described does not represent the relative importance or weight given to those analyses by JP Morgan. In arriving at its opinion, JP Morgan did not attribute any particular weight to any analyses or factors considered by it and did not form an opinion as to whether any individual analysis or factor (positive or negative), considered in isolation, supported or failed to support its opinion. Rather, JP Morgan considered the totality of the factors and analyses performed in determining its opinion.
Analyses based upon forecasts of future results are inherently uncertain, as they are subject to numerous factors or events beyond the control of the parties and their advisors. Accordingly, forecasts and analyses used or made by JP Morgan are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by those analyses. Moreover, JP Morgan’s analyses are not and do not purport to be appraisals or otherwise reflective of the prices at which businesses actually could be acquired or sold. None of the selected comparable companies reviewed as described in the above summary is identical to the Company, and none of the selected transactions reviewed are identical to the proposed Merger. However, the comparable companies selected were chosen by JP Morgan because they are publicly traded companies with operations and businesses that, for purposes of JP Morgan’s analysis, may be considered similar to those of the Company. The selected transactions were similarly chosen because their participants, size and other factors, for purposes of JP Morgan’s analysis, may be considered similar to the proposed Merger. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the companies compared to the Company and the transactions compared to the proposed Merger.
As a part of its investment banking business, JP Morgan and its affiliates are continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, investments for passive and control purposes, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, and valuations for corporate and other purposes. JP Morgan was selected to advise the Company with respect to the proposed Merger and deliver an opinion to the Board of Directors with respect to the proposed Merger on the basis of, among other things, such experience and its qualifications and reputation in connection with such matters and its familiarity with the Company and the industries in which it operates.
For financial advisory services rendered in connection with the proposed Merger, the Company has agreed to pay JP Morgan an estimated fee of approximately $20 million, $3 million of which became payable to JP Morgan at the time the proposed Merger was publicly announced and the remainder of which is contingent and payable upon the consummation of the proposed Merger. In addition, the Company has agreed to reimburse JP Morgan for certain of its expenses incurred in connection with its services, including the fees and disbursements of counsel, and will indemnify JP Morgan against certain liabilities arising out of JP Morgan’s engagement.
Other than financial advisory services rendered in connection with the proposed Merger, during the two years preceding the date of JP Morgan’s written opinion, neither JP Morgan nor its affiliates have had any other material financial advisory or other material commercial or investment banking relationships with the Company. During the two years preceding the date of JP Morgan’s written opinion, JP Morgan and its affiliates have had commercial or investment banking relationships with certain portfolio companies of AIP, LLC (“AIP”), an affiliate of Parent, for which JP Morgan and such affiliates have received customary compensation. Such services during such period have included providing debt syndication and financial advisory services to certain portfolio companies of AIP. In addition, JP Morgan’s commercial banking affiliate is an agent bank and a lender under outstanding credit facilities of the Company and certain portfolio companies of AIP, for which it receives customary compensation or other financial benefits. During the two years preceding the date of JP Morgan’s written opinion, the aggregate fees recognized by JP Morgan from the Company were approximately $0.2 million and from AIP and its portfolio companies were approximately $16.5 million. In addition, JP Morgan and its affiliates hold, on a proprietary basis, less than 1% of the outstanding common stock of the Company. In the ordinary course of their businesses, JP Morgan and its affiliates actively trade the debt and equity securities or financial instruments (including derivatives, bank loans or other obligations) of the Company for their own account or for the accounts of customers and, accordingly, likely hold long or short positions in such securities or other financial instruments.
Financing of the Merger
We anticipate that the total amount of funds necessary to complete the Merger and the other Transactions, and to pay the fees and expenses required to be paid at the Closing by Parent and Merger Subsidiary under the Merger Agreement, will be approximately $1.42 billion. This amount includes funds needed to: (i) pay Avanos Stockholders the amounts due under the Merger Agreement for their Common Stock, (ii) make payments in respect of the outstanding Company Equity Awards pursuant to the Merger Agreement, (iii) repay Avanos’ outstanding indebtedness as of the Closing, and (iv) pay all related fees and expenses required to be paid by Parent and Merger Subsidiary on the Closing Date in connection with the Transactions.
In no event will the receipt or availability of any funds or financing (including the financing contemplated by the Equity Commitment Letter) by or to Parent or any of its affiliates or any other financing transaction be a condition to any of the obligations of Parent and Merger Subsidiary under the Merger Agreement.
Parent and Merger Subsidiary have obtained committed equity financing to be provided by the AIP Fund, pursuant to the terms of the Equity Commitment Letter. In connection with the Merger Agreement, Parent and Merger Subsidiary have delivered to Avanos a copy of the Equity Commitment Letter. Pursuant to the Equity Commitment Letter, AIP Fund has committed to contribute or cause to be contributed to Parent at the Closing an aggregate amount in cash equal to $1.4 billion (which may be reduced at the election of the AIP Fund or Parent to the extent that the Transactions can be consummated with such reduced equity funding) for the purpose of funding the Required Amounts, subject to the terms and conditions set forth in the Equity Commitment Letter. The obligation of the AIP Fund to provide the equity financing under the Equity Commitment Letter is subject to a number of conditions, including: (i) satisfaction or written waiver by Avanos, Parent and Merger Subsidiary, as applicable, of each of the conditions to the obligations of Parent and Merger Subsidiary to consummate the Merger set forth in Section 9.1 and Section 9.2 of the Merger Agreement (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver (to the extent permitted under the Merger Agreement) of such conditions) and the Closing is required to occur pursuant to the Merger Agreement and (ii) the substantially simultaneous consummation of the Transactions in accordance with the terms and conditions of the Merger Agreement. In addition, the AIP Fund has agreed to contribute equity capital or cash to Parent in an amount sufficient for Parent to make certain payments pursuant to its obligations under the Merger Agreement, if they come due, subject to the terms and conditions of the Equity Commitment Letter. Avanos is an express third-party beneficiary of the Equity Commitment Letter solely with respect to seeking and obtaining specific performance of Parent’s right to cause the Equity Commitment to be funded by the AIP Fund to Parent in accordance with the Equity Commitment Letter and solely to the extent Parent can enforce the equity commitment pursuant to the terms of the Equity Commitment Letter.
The obligation of the AIP Fund to fund the equity commitment will automatically and immediately terminate upon the earliest to occur of: (i) the payment of all Required Amounts by Parent at the consummation of the Closing, (ii) the valid termination of the Merger Agreement in accordance with its terms, or (iii) the assertion of a claim or legal proceeding by Avanos or any of its controlled affiliates or any of their Representatives (as defined in the Equity Commitment Letter), under or in respect of the Merger Agreement or the Transactions against Parent, the AIP Fund, or any of their affiliates, other than certain permitted claims.
Each of Parent and Merger Subsidiary must, and must cause their respective affiliates (including the AIP Fund) to, use reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to obtain the financing described in the Equity Commitment Letter on the terms set forth in the Equity Commitment Letter.
Parent and Merger Subsidiary intend to finance a portion of the Required Amounts by obtaining debt financing. Any such debt financing will be arranged by Parent and Merger Subsidiary. In the event that debt financing is not obtained, the AIP Fund will remain obligated to fund the equity financing as described above.
Certain Effects of the Merger
If the Merger Proposal receives the Company Stockholder Approval and the other conditions to the Closing are either satisfied or waived (where permissible pursuant to applicable law) and the Merger Agreement is not otherwise terminated in accordance with its terms, Merger Subsidiary will be merged with and into Avanos, with Avanos surviving the Merger, in accordance with the DGCL and on the terms and subject to the conditions set forth in the Merger Agreement.
At the Effective Time, the Certificate of Incorporation and the By-laws will, by virtue of the Merger, be amended in their entirety to read as the certificate of incorporation and bylaws of Merger Subsidiary in effect immediately prior to the Effective Time (except that Article I of Merger Subsidiary’s certificate of incorporation will provide that the name of the Surviving Corporation will be “Avanos Medical, Inc.”). Such certificate of incorporation and bylaws, as so amended, will be the certificate of incorporation and bylaws of the Surviving Corporation until thereafter amended.
The parties to the Merger Agreement have agreed to take all requisite actions so that, from and after the Effective Time, until successors are duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with applicable law, the certificate of incorporation and the bylaws of the Surviving Corporation, (i) the directors of Merger Subsidiary immediately prior to the Effective Time will be the directors of the Surviving Corporation and (ii) the officers of the Company immediately prior to the Effective Time will be the officers of the Surviving Corporation.
Following the Merger, all of the Common Stock will be owned, beneficially and of record, by Parent, and none of the holders of Common Stock will, by virtue of the Merger, have any direct ownership interest in, or be a stockholder of, Avanos, the Surviving Corporation or Parent. As a result, the holders of Common Stock will no longer benefit from any increase in the value, nor will they bear the risk of any decrease in the value, of Common Stock. Following the Merger, Parent will benefit from any increase in Avanos’ value and will also bear the risk of any decrease in Avanos’ value.
At the Effective Time, each share of Common Stock issued and outstanding immediately prior to the Effective Time (other than (i) shares of Common Stock held by Avanos as treasury stock or owned by any subsidiary of Avanos or by Parent or any subsidiary of Parent immediately prior to the Effective Time and (ii) shares of Common Stock held by a holder who is entitled to demand and properly demands appraisal of such shares in accordance with Section 262 of the DGCL (“Dissenting Shares”), will no longer be outstanding and will automatically be canceled and retired and will cease to exist, and will thereafter represent only the right to receive the Merger Consideration.
For information regarding the effects of the Merger on the Company Equity Awards, please see the section entitled “The Merger Agreement — Treatment of Company Equity Awards.”

The Common Stock is currently registered under the Exchange Act and trades on the NYSE under the symbol “AVNS.” Following the consummation of the Merger, shares of Common Stock will no longer be traded on the NYSE or any other public market. In addition, the registration of the Common Stock under the Exchange Act will be terminated. Following termination of registration of the Common Stock under the Exchange Act, the Company will no longer be required to furnish information to the Company Stockholders and the SEC, and the provisions of the Exchange Act, such as the requirement to file annual and quarterly reports pursuant to Section 13(a) or 15(d) of the Exchange Act, the short-swing trading provisions of Section 16(b) of the Exchange Act and the requirement to furnish a proxy statement in connection with stockholders’ meetings pursuant to Section 14(a) of the Exchange Act, will become inapplicable to the Company. Parent will become the beneficiary of the cost savings associated with the Company no longer being subject to the requirements of companies with securities registered under the federal securities laws.
Effects on the Company if the Merger is Not Completed
In the event that the Merger Proposal does not receive the Company Stockholder Approval, or if the Merger is not completed for any other reason, the Company Stockholders will not receive any payment for their shares of Common Stock in connection with the Merger. Instead, the Company expects that its management will continue to operate its business, the Company will remain an independent public company, the Common Stock will continue to be listed and traded on the NYSE, the Common Stock will continue to be registered under the Exchange Act, and the Company Stockholders will continue to own their shares of the Common Stock and will continue to be subject to the same general risks and opportunities as they currently are with respect to ownership of the Common Stock.
If the Merger is not completed, there can be no assurances as to the effect of these risks and opportunities on the future value of shares of Common Stock, including the risk that the market price of the Common Stock may decline to the extent that the current market price of the Common Stock reflects a market assumption that the Merger will be completed. If the Merger is not completed, there can be no assurances that any other transaction acceptable to the Company will be offered or that the business, operations, financial condition, earnings or prospects of the Company will not be adversely impacted or that Company Stockholders will ever receive a control premium for their shares. Pursuant to the Merger Agreement, under certain circumstances the Company is permitted to terminate the Merger Agreement in order to enter into an alternative transaction. Please see the section entitled “The Merger Agreement — Termination of the Merger Agreement.”
Under certain circumstances, if the Merger is not completed, the Company may be obligated to pay to Parent the Company Termination Fee. Please see the section entitled “The Merger Agreement — Termination Fees.”
Interests of Avanos’ Directors and Executive Officers in the Merger
In considering the recommendation of the Board of Directors that the Company Stockholders approve and adopt the Merger Agreement and approve the Transactions, Company Stockholders should be aware that the executive officers and directors of Avanos have certain interests in the Merger that may be different from, or in addition to, the interests of the Company Stockholders generally. The Board of Directors was aware of these interests and considered them, among other matters, in approving the Merger Agreement and the Transactions, including the Merger, and in making their recommendation that Avanos Stockholders approve and adopt the Merger Agreement and approve the consummation of the Transactions.
For purposes of this disclosure:
The “named executive officers” (collectively, “NEOs,” and each, a “NEO”) of Avanos are:
•
David C. Pacitti, Chief Executive Officer;

•
Scott M. Galovan, Senior Vice President, Chief Financial Officer;

•
Sigfrido Delgado, Senior Vice President, Operations;

•
Jason M. Pickett, Former Interim Chief Financial Officer (April 2025 to August 2025);1

•
Michael C. Greiner, Former Interim Chief Executive Officer (January 2025 to April 2025);2 and

•
Warren J. Machan, Former Interim Chief Financial Officer (January 2025 to April 2025).3

The executive officers of Avanos since the beginning of Avanos’ current fiscal year on January 1, 2026 are Messrs. Pacitti, Galovan and Delgado.
Except as otherwise specifically noted, the estimates of the potential payments and benefits for executive officers and directors described in this section are based on current compensation levels, existing compensation arrangements with Avanos and multiple assumptions that may or may not actually occur or be accurate on the relevant date, including an assumption that the effective time of the Merger will occur on August 1, 2026 (which is the assumed date of the effective time solely for purposes of calculating the estimated amounts included in this section). The actual amounts to be paid may differ from the amounts set forth below based on several factors, including the actual date of consummation of the Merger and the timing of any qualified termination of employment.
Treatment of Company Equity Awards
The Merger Agreement provides that:
•
at or immediately prior to the Effective Time, each then outstanding Company TRSU Award, whether or not vested, and whether settleable in shares of Common Stock or cash, will be canceled, and Avanos will pay each such holder, at or promptly after the Effective Time, an amount in cash to be determined by multiplying: (i) the Merger Consideration per share of Common Stock by (ii) the number of shares of Common Stock such holder would have been entitled to receive if such Company TRSU Award had vested in full;

•
at or immediately prior to the Effective Time, each then outstanding Company PRSU Award, whether or not vested, and whether settleable in shares of Common Stock or cash, will be canceled, and Avanos will pay each such holder, at or promptly after the Effective Time, an amount in cash to be determined by multiplying: (i) the Merger Consideration per share of Common Stock by (ii) the number of shares of Common Stock such holder would have been entitled to receive if such Company PRSU Award had vested based on (A) actual performance against performance metrics for any one-year performance period completed prior to the Effective Time, (B) for any one-year performance period that is in progress as of the Effective Time, the greater of (1) actual achievement against performance metrics measured as of immediately prior to the Effective Time and (2) its “target” level, and (C) deemed achievement at “target” level for any one-year performance period that has not yet commenced as of the Effective Time; and

•
at or immediately prior to the Effective Time, each Company Option (whether or not then vested or exercisable), will be canceled, and Avanos will pay each such holder, at or promptly after the Effective Time, an amount in cash to be determined by multiplying: (i) the excess, if any, of (A) the Merger Consideration per share of Common Stock minus (B) the exercise price payable in respect of each share of Common Stock subject to the Company Option, by (ii) the number of shares of Common Stock such holder would have been entitled to receive upon exercise if such Company Option award

1
Mr. Pickett served as Interim Chief Financial Officer and Treasurer from April 14, 2025 until August 1, 2025. Prior to his appointment as Interim Chief Financial Officer and Treasurer, Mr. Pickett served as Avanos’ Vice President, Corporate Finance and Treasurer. Effective August 1, 2025, Mr. Pickett again assumed the position of Vice President, Corporate Finance and Treasurer.

2
Mr. Greiner served as Interim CEO from October 28, 2024 until April 14, 2025. Prior to his appointment as Interim CEO, he had served as the Company’s Senior Vice President, Chief Financial Officer since January 2020 and had been appointed to the additional position of Chief Transformation Officer in January 2023. Mr. Greiner’s employment with the Company terminated on April 18, 2025.

3
Mr. Machan served as Interim Chief Financial Officer from October 28, 2024 until April 14, 2025. Mr. Machan’s service as Interim Chief Financial Officer ended on April 14, 2025, and his consulting relationship with the Company terminated effective April 30, 2025.

had vested in full. If the exercise price per share of Common Stock of a Company Option exceeds the Merger Consideration per share of Common Stock, such Company Option will be canceled at or immediately prior to the Effective Time and the holder of such Company Option will not be entitled to receive any consideration for such Company Option.
For information about the estimated value of unvested Company TRSU Awards, Company PRSU Awards and Company Options held by the Company’s NEOs that would accelerate and vest in connection with the Merger, see “— Quantification of Payments and Benefits to Avanos’ Named Executive Officers” below.
Annual equity awards granted to the Company’s non-employee directors consist of stock-settled restricted share unit (“RSU”) awards that vest on the date the director retires from or otherwise terminates service on the Board. Historically, these awards were issued under the Company’s Outside Director Compensation Plan, which expired by its terms in October 2024. In January 2025, Avanos purportedly issued 12,003 stock-settled RSUs to each of its non-employee directors as part of their normal director compensation (the “2025 Director Awards”). Because these stock-settled awards could not be issued under the Outside Director Compensation Plan following its expiration, on May 8, 2026, the Company replaced the 2025 Director Awards with an equivalent number of cash-settled RSUs that have the same terms as the 2025 Director Awards but will pay out in cash upon vesting, rather than in shares of stock. The RSUs held by the non-employee directors, as well as the cash-settled RSUs awarded in May 2026, are treated as Company TRSU Awards for purposes of the Merger Agreement and will vest upon the Closing.
The estimated aggregate value of unvested RSU Awards held by the Company’s non-employee directors that would accelerate and vest in connection with the Merger, including the cash-settled RSUs issued in replacement of the 2025 Director Awards, would be $1,539,825 for Mr. Blackford, $645,350 for Dr. Egbuonu-Davis, $420,500 for Ms. Franchini, $1,539,825 for Mr. O’Leary, and $1,539,825 for Dr. Shimer.
For 2026, the Company intended to grant to the outside directors on April 22, 2026, as part of their normal annual director compensation and contingent upon the Company Stockholders’ approval of an amendment to the Company’s 2021 Long-Term Incentive Plan, as amended, a number of RSUs having a grant date value of $190,000, plus an additional 5,168 RSUs to make up for the change in the annual grant date (which number is equal to a proportionate amount of their annual grant value based on the number of days between January 1, 2026 and April 21, 2026, valued based on the closing price of the Company’s stock on January 2, 2026). Due to the Merger, these 2026 director awards have not been issued, and in lieu of such awards, the Company will pay to each of its non-employee directors, prior to the Effective Time, a cash amount equal to $262,000.
Avanos Severance and Change in Control Arrangements
Executive Severance Plan
Messrs. Pacitti, Galovan, and Delgado participate in Avanos’ Executive Severance Plan (the “Executive Severance Plan”). The Executive Severance Plan provides severance benefits in the event of a “qualified termination of employment,” which is a separation from service within two years following a “change of control” of Avanos either involuntarily without “cause” or by the participant with “good reason” (as such terms are defined in the Executive Severance Plan). In addition, an involuntary termination without cause occurring within one year prior to a change in control will be deemed a qualified termination of employment if it is reasonably demonstrated that such termination is in connection with, or in anticipation of, the change in control. If consummated, the Merger will constitute a change in control for purposes of the Executive Severance Plan.
Pursuant to the Executive Severance Plan, in the event of a qualified termination of employment, subject to the execution of a release of claims, Messrs. Pacitti, Galovan, and Delgado will each receive a cash payment, paid within 60 days following the later of the termination date or the date of the change in control, in an amount equal to the sum of:
•
For Mr. Pacitti, two and one-half times the sum of annual base salary and the target full annual cash incentive award for the year in which the qualified termination of employment occurs, and for Messrs. Galovan and Delgado, two times the sum of annual base salary and the target full annual cash incentive award for the year in which the qualified termination of employment occurs (the “Qualifying Compensation”);

•
If the qualified termination of employment occurs after March 31 of a given year, a prorated portion of the executive officer’s target full annual cash incentive award for that year based on the number of days worked by the executive officer during the year;

•
The value of the employer contributions each executive officer would have received if he had remained employed for an additional two years under Avanos’ 401(k) plan and Non-Qualified 401(k) plan calculated using the Qualifying Compensation; and

•
For Mr. Pacitti, two and one-half times the annual value of the amount of COBRA premiums for medical and dental coverage, and for Messrs. Galovan and Delgado, two times the annual value of the amount of COBRA premiums for medical and dental coverage.

In addition, upon a qualified termination of employment, any outstanding restricted stock unit awards and stock option awards held by the executive officer would become fully vested (with any performance-based vesting requirements deemed to have been achieved at target) — although the treatment of Company Equity Awards in the Merger will still apply.
The Executive Severance Plan provides that the executive officers are not entitled to a tax gross-up if they incur an excise tax due to the application of Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”). Instead, payments and benefits payable to an executive officer will be reduced to the extent doing so would result in the officer retaining a larger after-tax amount, taking into account the income, excise and other taxes imposed on the payments and benefits.
Payment of severance under the Executive Severance Plan requires the executive officer to execute and not revoke a separation agreement and full and final release of all claims. The separation agreement requires the executive officer to comply with certain restrictive covenants, including restrictions on competitive activity, the disclosure and use of confidential information, the solicitation of protected customers, and the recruitment of employees.
The aggregate estimated value of the potential payments that would become payable to Messrs. Pacitti, Galovan, and Delgado pursuant to the Executive Severance Plan upon a qualified termination of employment immediately following the Merger, assuming that the Merger and qualified termination of employment occur on August 1, 2026 (including severance payments and benefits and accelerated vesting of equity awards), is $31,078,011, $8,969,650 and $5,866,191, respectively.
Severance Pay Plan
Avanos’ Severance Pay Plan (the “Severance Pay Plan”) generally provides eligible employees (including the Company’s NEOs) severance payments and benefits in the event of certain involuntary terminations. Benefits under the Severance Pay Plan depend on the participants’ employee classification.
Participants who receive severance under the Executive Severance Plan will not receive severance under the Severance Pay Plan. Accordingly, in the event of a qualified termination within two years following the Merger, Messrs. Pacitti, Galovan, and Delgado would receive severance under the Executive Severance Plan, as described above, and Mr. Pickett would be the only NEO eligible to receive severance under the Severance Pay Plan.
Under the Severance Pay Plan, if a participant’s employment was involuntarily terminated (other than for a “performance termination,” as defined in the Severance Pay Plan or other than in the first twelve months of employment), he or she would receive:
•
A multiple (two times for Mr. Pacitti, one and one-half times for any other executive officer, one time for Mr. Pickett and certain other management-level employees, and lesser amounts for others, depending on their salary grade) of the sum of annual base salary and the employee’s target full annual cash bonus amount;

•
Six months of COBRA premiums for medical coverage, and

•
Six months of outplacement services (or less for certain participants) and three months of participation in the Company’s Employee Assistance Program (“EAP”).

Severance pay under the Severance Pay Plan will not be paid to any participant who is terminated for “cause” (as defined in the Severance Pay Plan), is terminated during a period in which the participant is not actively at work for more than 25 weeks (except to the extent otherwise required by law), voluntarily quits or retires, dies or is offered a “comparable position” (as defined in the Severance Pay Plan).
A participant must execute a full and final release of claims against Avanos within a specified period of time following termination to receive severance benefits under the Severance Pay Plan. If the release has been timely executed, severance benefits are payable as a lump sum cash payment no later than 60 days following the participant’s termination date. The release agreement requires the executive officer to comply with certain restrictive covenants, including restrictions on competitive activity, the disclosure and use of confidential information, the solicitation of protected customers, and the recruitment of employees.
The aggregate estimated value of the potential payments that would become payable to Mr. Pickett pursuant to the Severance Pay Plan upon a qualified termination immediately following the Merger, assuming that the Merger and qualified termination occur on August 1, 2026 (including severance payments and benefits), is $541,253. In addition, the estimated aggregate value of unvested equity awards held by Mr. Pickett that would accelerate and vest in connection with the Merger is $1,013,625.
Indemnification, Exculpation and Insurance
Parent will cause the Surviving Corporation to, and the Surviving Corporation will:
•
indemnify and hold harmless, for at least six years after the Effective Time, the present and former officers and directors of Avanos (each, an “Indemnified Person”) in respect of acts or omissions occurring at or prior to the Effective Time arising out of or related to (i) their service as an officer or director of Avanos or its subsidiaries; or (ii) services performed by such Indemnified Person at the request of Avanos or its subsidiaries, in each case, to the fullest extent permitted by the DGCL or any other applicable law; and

•
cause to be maintained in effect, for six years after the Effective Time, provisions in the Surviving Corporation’s certificate of incorporation (or in such documents of any successor to the Surviving Corporation) regarding elimination of liability of directors and officers, indemnification of officers, directors and employees, and advancement of expenses that are no less advantageous to the intended beneficiaries than the corresponding provisions in existence in the Certificate of Incorporation and the By-laws on the date of the Merger Agreement.

Parent and the Surviving Corporation will advance the reasonable out-of-pocket fees and expenses of any Indemnified Person (including the reasonable fees and expenses of counsel) prior to the final disposition of any legal proceeding that is the subject of the right to indemnification pursuant to the foregoing bullets; provided, however, that such Indemnified Person must undertake to reimburse the Surviving Corporation for all amounts so advanced if a court of competent jurisdiction determines, by a final, nonappealable order, that such Indemnified Person is not entitled to indemnification.
Prior to the Effective Time, Avanos will or, if Avanos is unable to, Parent will cause the Surviving Corporation as of the Effective Time to, obtain and fully pay the premium for the non-cancellable extension of the directors’ and officers’ liability coverage of Avanos’ existing directors’ and officers’ insurance policies and Avanos’ existing fiduciary liability insurance policies (collectively, “D&O Insurance”), in each case for a claims reporting or discovery period of at least six years from and after the Effective Time with respect to any claim related to any period or time at or prior to the Effective Time (including in connection with the Merger Agreement or the Transactions or actions contemplated thereby) from an insurance carrier with the same or better credit rating as Avanos’ current insurance carrier with respect to D&O Insurance with terms, conditions, retentions and limits of liability that are no less favorable in the aggregate than the coverage provided under Avanos’ existing policies with respect to any actual or alleged error, misstatement, misleading statement, act, omission, neglect, breach of duty or any matter claimed against a director or officer of Avanos or any of its subsidiaries by reason of him or her serving in such capacity that existed or occurred at or prior to the Effective Time (including in connection with the Merger Agreement or the Transactions or actions contemplated by the Merger Agreement); provided, however, that in no event will Avanos expend premium amounts, in the aggregate, for such “tail” insurance policies in excess of 300% of the annual premium paid by Avanos for the D&O Insurance for the most recent calendar year ended prior to the date of the Merger Agreement (the “Maximum Premium”).
If Avanos or the Surviving Corporation for any reason fail to obtain such “tail” insurance policies as of the Effective Time, the Surviving Corporation will:
•
continue to maintain in effect, for a period of at least six years from and after the Effective Time, the D&O Insurance in place as of the date of the Merger Agreement with Avanos’ current insurance carrier or with an insurance carrier with the same or better credit rating as Avanos’ current insurance carrier with respect to D&O Insurance with terms, conditions, retentions and limits of liability that are no less favorable than the coverage provided under Avanos’ existing policies as of the date of the Merger Agreement; or

•
purchase from Avanos’ current insurance carrier or from an insurance carrier with the same or better credit rating as Avanos’ current insurance carrier with respect to D&O Insurance comparable D&O Insurance for such six-year period with terms, conditions, retentions and limits of liability that are no less favorable than as provided in Avanos’ existing policies as of the date of the Merger Agreement; provided, however, that (i) in no event will Parent or the Surviving Corporation be required to expend premium amounts, in the aggregate, for such policies in excess of the Maximum Premium; and (ii) if the aggregate premiums of such insurance coverage exceed the Maximum Premium, the Surviving Corporation will be obligated to obtain a policy with the greatest coverage available, with respect to matters occurring prior to the Effective Time, for a cost not exceeding such amount.

If Parent, the Surviving Corporation or any of their successors or assigns (i) consolidates with or merges with or into any other Person (as defined in the Merger Agreement) and is not the continuing or surviving Person of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, to the extent necessary, proper provision will be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, will assume the obligations set forth in the directors’ and officers’ liability covenants contained in the Merger Agreement.
Each Indemnified Person is a third-party beneficiary of the directors’ and officers’ liability covenants contained in the Merger Agreement, provided that such Indemnified Person undertakes to reimburse the Surviving Corporation for all amounts so paid if a court of competent jurisdiction determines, by a final, nonappealable order, that such Indemnified Person is not entitled to indemnification. The Surviving Corporation will pay all reasonable and documented out-of-pocket expenses, including reasonable and documented attorneys’ fees, that may be incurred by any Indemnified Person in enforcing its rights set forth in the directors’ and officers’ liability covenants contained in the Merger Agreement. The rights of each Indemnified Person under such covenants:
•
are in addition to any rights such Indemnified Person may have under the Certificate of Incorporation or the By-laws or the certificate of incorporation or bylaws of any of Avanos’ subsidiaries made available to Parent, or under the DGCL or any other applicable law or under any agreement of any Indemnified Person with Avanos or any of its subsidiaries, and nothing in the Merger Agreement will modify, abridge, narrow or restrict any such rights; and

•
will survive consummation of the Merger and are intended to benefit, and will be enforceable by, each Indemnified Person, and such Indemnified Person’s successors, heirs and representatives.

For more information, see “The Merger Agreement — Director and Officer Liability.”
Protective Covenant Agreement
The Company and Mr. Galovan are expected to enter into a Protective Covenant Agreement prior to Closing. Pursuant to this agreement, Mr. Galovan will be subject to the same two-year non-competition restrictions that are included in the various equity award agreements for the other NEOs, and his eligibility to receive any severance pursuant to the Executive Severance Plan or the Severance Pay Plan will be conditioned upon his compliance with these restrictions. Mr. Galovan will receive a payment of $1,000 as partial consideration for entering into this agreement.

New Compensation Arrangements with Parent
As of the date of this proxy statement, no executive officer of Avanos has entered into any agreement with the Surviving Corporation or any of its affiliates regarding individual employment arrangements with the Surviving Corporation or any of its affiliates following the consummation of the Merger. Pursuant to the Merger Agreement, Parent has agreed to provide all continuing employees, for a period of 12 months following the effective time of the Merger, with salary and target annual cash incentive opportunities, and severance benefits, that in each case are no less favorable than provided by Avanos immediately prior to the Effective Time, and other employee benefits that are substantially comparable in the aggregate to the benefits provided by Avanos immediately prior to the Effective Time. In addition, for all continuing employees, the Merger Agreement provides that annual bonuses for 2026 will be paid out at the greater of: (i) actual performance (measured as of immediately prior to the Effective Time) and (ii) the target level.
Quantification of Payments and Benefits to Avanos’ Named Executive Officers
The information below is intended to comply with Item 402(t) of Regulation S-K, which requires the disclosure of information regarding certain compensation and benefits related to the Merger that have been, will be or may be paid or become payable to the Company’s NEOs, sometimes referred to as “golden parachute” compensation. The Merger-related compensation shown in this table and described in the footnotes to the table is the subject of the non-binding advisory vote of the Avanos Stockholders, as described below in “The Advisory Compensation Proposal.” The figures in the table are estimates based on current compensation levels, each NEO’s existing compensation arrangements with Avanos and multiple assumptions that may or may not actually occur or be accurate on the relevant date, including the assumptions described below:
•
August 1, 2026, as the closing date of the Merger (which is the assumed date solely for purposes of this disclosure);

•
a qualified termination of employment of each NEO’s employment under the Executive Severance Plan or qualified termination under the Severance Pay Plan (based on eligibility and whichever produces the higher amount), as applicable, effective as of immediately following the effective time of the Merger, and each NEO complies with all requirements necessary to receive all severance payments and benefits pursuant to the Executive Severance Plan or Severance Pay Plan; and

•
a price per share of $25.00, which is equal to the Merger Consideration.

For purposes of this discussion, “single-trigger” refers to payments or benefits that arise solely as a result of the completion of the Merger, and “double-trigger” refers to payments or benefits that require two conditions, which are the completion of the Merger and a qualified termination of the NEO’s employment. Payments of double-trigger benefits are contingent on the NEO’s execution and non-revocation of a final release of claims against the Company and the NEO’s compliance with certain restrictive covenants, in each case, as described above under the captions “— Executive Severance Plan” and “— Severance Pay Plan.” For additional details regarding the terms of the payments described below, see the discussion under the caption “— Interests of Avanos’ Directors and Executive Officers in the Merger.” The amounts reflected in the table do not assume application of any reduction pursuant to Section 280G of the Code or as a result of the best-net-after tax provisions applicable under the Executive Severance Plan.
Golden Parachute Compensation
Named Executive Officer	Cash(1)(4) ($)	Equity(2) ($)	Perquisites/ benefits(3)(4) ($)	Total(5) ($)
David C. Pacitti Chief Executive Officer	6,371,838	24,432,150	274,024	31,078,011
Scott M. Galovan Senior Vice President, Chief Financial Officer	1,805,388	7,043,550	120,712	8,969,650
Sigfrido Delgado Senior Vice President, Operations	1,734,274	3,993,550	138,366	5,866,191

Named Executive Officer	Cash(1)(4) ($)	Equity(2) ($)	Perquisites/ benefits(3)(4) ($)	Total(5) ($)
Jason M. Pickett(6) Former Interim Chief Financial Officer	517,650	1,013,625	23,603	1,554,878
Michael C. Greiner(7) Former Interim Chief Executive Officer	—	—	—	—
Warren J. Machan(8) Former Interim Chief Financial Officer	—	—	—	—

(1)
The amounts reflected in this column consist of: (i) severance (a double-trigger benefit) and pro rata annual cash-based incentive awards (a single-trigger benefit) in the amounts set forth below and (ii) an amount equal to $1,000 that is expected to be paid to Mr. Galovan prior to the Closing in connection with his execution of a Protective Covenant Agreement:

	Severance(a) ($)	Prorated Annual Bonus(b) ($)
Mr. Pacitti	5,677,875	693,963
Mr. Galovan	1,610,920	193,468
Mr. Delgado	1,563,290	170,985
Mr. Pickett	517,650	—
Mr. Greiner	—	—
Mr. Machan	—	—

(a)
For Messrs. Pacitti, Galovan, and Delgado, reflects cash severance (a double-trigger benefit) under the Executive Severance Plan, equal to a multiple of the sum of the NEO’s base salary and target annual bonus (2.5 times for Mr. Pacitti and 2.0 times for Mr. Galovan and Mr. Delgado), payable in a lump sum within 60 days in the event of a qualified termination of employment within 24 months following the Merger. For Mr. Pickett, reflects cash severance (a double-trigger benefit) under the Severance Pay Plan, equal to 1.0 times the sum of his base salary and target annual bonus, payable in a lump sum within 60 days in the event of a qualified termination.

(b)
For Messrs. Pacitti, Galovan, and Delgado, reflects an amount equal to the NEO’s prorated annual cash-based incentive award for 2026, calculated at actual performance through August 1, payable in a single lump sum within 60 days in the event of a qualified termination of employment. Under the Severance Pay Plan, Mr. Pickett is not entitled to a prorated portion of his annual cash-based incentive award for 2026.

(2)
The amounts reflected in this column consist of the acceleration and payout of equity awards upon the consummation of the Merger (a single-trigger benefit), consistent with the treatment described in the section entitled “The Merger Agreement — Treatment of Company Equity Awards”:

	Time-Based RSUs ($)	Performance-Based RSUs ($)	Stock Options ($)
Mr. Pacitti	6,769,350	11,678,950	5,983,850
Mr. Galovan	2,172,950	2,603,900	2,266,700
Mr. Delgado	1,008,375	1,499,325	1,485,850
Mr. Pickett	404,925	608,700	—
Mr. Greiner	—	—	—
Mr. Machan	—	—	—

(3)
The amounts reflected in this column for Messrs. Pacitti, Galovan, and Delgado consist of payment equivalent to COBRA medical and dental coverage (a double-trigger benefit), and payment equal to the value of two additional years of employer contributions under Avanos’ 401(k) plan and the Non-Qualified

401(k) plan (a double-trigger benefit) and for Mr. Pickett, COBRA medical coverage (a double-trigger benefit), outplacement assistance (a double-trigger benefit), and continuing coverage under the EAP (a double-trigger benefit) in each case for the time period contemplated in the Severance Pay Plan as described above:
	COBRA Payment(a) ($)	Plan Contribution Payment(b) ($)	Outplacement Assistance(c) ($)	EAP Coverage(d) ($)
Mr. Pacitti	106,026	167,998	—	—
Mr. Galovan	65,935	54,777	—	—
Mr. Delgado	65,935	72,431	—	—
Mr. Pickett	19,597	—	4,000	6
Mr. Greiner	—	—	—	—
Mr. Machan	—	—	—	—

(a)
Reflects payments equal to COBRA medical and dental coverage for a period of time (30 months for Mr. Pacitti and 24 months for Mr. Galovan and Delgado) under the Executive Severance Plan, payable in a lump sum within 60 days in the event of a qualified termination within 24 months following the Merger. For Mr. Pickett, reflects payments equal to COBRA medical coverage for a period of 6 months under the Severance Pay Plan, payable in a lump sum within 60 days in the event of a qualified termination following the Merger.

(b)
For Messrs. Pacitti, Galovan and Delgado, reflects the value of two additional years of employer contributions under the 401(k) plan and the Non-Qualified 401(k) plan, pursuant to the terms of the Executive Severance Plan, payable in a lump sum within 60 days in the event of a qualified termination of employment within 24 months following the Merger.

(c)
For Mr. Pickett, reflects the value of outplacement assistance provided for a period of six months pursuant to the terms of the Severance Pay Plan in the event of a qualified termination.

(d)
For Mr. Pickett, reflects the value of continuing coverage under the EAP for a period of three months pursuant to the terms of the Severance Pay Plan in the event of a qualified termination.

(4)
Payments under the Executive Severance Plan and the Severance Pay Plan are conditioned upon the NEO’s execution and non-revocation of a final release of claims against the Company and the NEO’s compliance with certain restrictive covenants (running for two years following termination for Messrs. Pacitti, Galovan, Delgado and Pickett), including restrictions on competitive activities, the disclosure and use of confidential information (which are perpetual), the solicitation of customers, and the recruitment of employees.

(5)
Pursuant to the terms of the Executive Severance Plan, in the event any payment or benefit received by Mr. Pacitti, Mr. Galovan or Mr. Delgado, whether paid under the Executive Severance Plan or otherwise, would be subject to excise tax due to the application of Section 280G of the Code, such payments and benefits to such executive officer will be reduced to the extent doing so would result in the executive officer retaining a larger after-tax amount, taking into account the income, excise and other taxes imposed on the payments and benefits.

(6)
Mr. Pickett served as Interim Chief Financial Officer and Treasurer from April 14, 2025 until August 1, 2025. Effective August 1, 2025, Mr. Pickett assumed the position of Vice President, Corporate Finance and Treasurer.

(7)
Mr. Greiner served as Interim CEO from October 28, 2024 until April 14, 2025. Mr. Greiner’s employment with Avanos terminated on April 18, 2025, and Mr. Greiner and Avanos entered into a Separation and Consulting Agreement dated April 28, 2025 that set forth the terms of his separation from Avanos. Mr. Greiner will not receive any compensation that is based on or otherwise relates to the Merger, and therefore no amounts are reportable for purposes of Item 402(t) of Regulation S-K.

(8)
Mr. Machan served as Interim Chief Financial Officer from October 28, 2024 until April 14, 2025. Mr. Machan’s consulting relationship with Avanos terminated effective April 30, 2025. Mr. Machan will not receive any compensation that is based on or otherwise relates to the Merger, and therefore no amounts are reportable for purposes of Item 402(t) of Regulation S-K.

Material U.S. Federal Income Tax Consequences of the Merger
The following discussion is a general summary of certain material U.S. federal income tax consequences of the Merger to holders of Common Stock. This discussion is based upon the Code, U.S. Treasury Regulations promulgated thereunder, published rulings and administrative guidance of the Internal Revenue Service (the “IRS”) and judicial decisions, in each case as in effect on the date of this proxy statement. All of the foregoing are subject to change, possibly with retroactive effect. No IRS ruling has been or will be requested with respect to the tax consequences of the Merger, and no assurance can be given that the IRS will agree with the statements made herein. This discussion is not complete or exhaustive and does not address all aspects of U.S. federal income taxation that may be relevant to a particular holder of Common Stock in light of such holder’s personal circumstances. This discussion assumes that shares of Common Stock are held as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address the tax treatment of holders that are subject to special rules, including, without limitation: dealers or traders in securities or foreign currencies; banks or other financial institutions; insurance companies; regulated investment companies; real estate investment trusts; tax-exempt organizations or governmental organizations; persons who hold Common Stock as part of a straddle, hedge, conversion, constructive sale, or other integrated or risk-reduction transaction; U.S. expatriates; holders whose functional currency is not the U.S. dollar; S corporations, partnerships, or other pass-through entities or investors therein; and holders who received their shares of Common Stock pursuant to the exercise of stock options, in connection with restricted stock awards, or otherwise as compensation. This discussion also does not address any U.S. federal non-income tax consequences of the Merger (including without limitation U.S. federal estate, gift, alternative minimum tax, or net investment income tax consequences), or any state, local, or non-U.S. tax consequences of the Merger.
If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of Common Stock, the U.S. federal income tax treatment of a partner in such partnership with respect to the Merger will generally depend upon the status of the partner and the activities of the partnership. Partners in partnerships that hold Common Stock should consult their own tax advisors regarding the U.S. federal income tax consequences of the Merger to them.
U.S. Holders
This section applies to “U.S. Holders.” For purposes of this discussion, a “U.S. Holder” is any beneficial owner of Common Stock that, for U.S. federal income tax purposes, is or is treated as any of the following:
•
an individual who is a citizen or resident of the United States;

•
a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized under the laws of the United States, any state thereof, or the District of Columbia;

•
an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•
a trust that (1) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (2) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

The receipt of cash by a U.S. Holder in exchange for shares of Common Stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. In general, a U.S. Holder will recognize gain or loss in an amount equal to the difference between the amount of cash received in the Merger and the U.S. Holder’s adjusted tax basis in the shares of Common Stock surrendered pursuant to the Merger by such U.S. Holder. A U.S. Holder’s adjusted tax basis generally will equal the amount that such U.S. Holder paid for the shares of Common Stock. A U.S. Holder’s gain or loss on the disposition of shares of Common Stock generally will be characterized as capital gain or loss. Any such gain or loss will be long-term capital gain or loss if such U.S. Holder’s holding period in such shares is more than one year at the time of the completion of the Merger. Long-term capital gains of certain non-corporate holders, including individuals, are generally subject to U.S. federal income tax at preferential rates. The deductibility of capital losses is subject to limitations. U.S. Holders who hold different blocks of Common Stock (shares of Common Stock purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them. Capital gains recognized by U.S. Holders also may be subject to a 3.8% federal Medicare contribution tax.
Non-U.S. Holders
This section applies to “Non-U.S. Holders.” For purposes of this discussion, a “Non-U.S. Holder” means a beneficial owner of Common Stock that is not a U.S. Holder or an entity or arrangement treated as a partnership for U.S. federal income tax purposes.
A Non-U.S. Holder will not be subject to U.S. federal income tax on gain realized in connection with the Merger, unless:
•
the gain is effectively connected with a trade or business of such Non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment or fixed base maintained by such Non-U.S. Holder in the United States); or

•
the Non-U.S. Holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the disposition of shares of Common Stock pursuant to the Merger and certain other requirements are met.

Gain described in the first bullet point above generally will be subject to U.S. federal income tax on a net income basis at the regular rates applicable to U.S. Holders (unless an applicable income tax treaty provides otherwise). A Non-U.S. Holder that is a corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected gain, as adjusted for certain items.
A Non-U.S. Holder described in the second bullet point above generally will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on gain realized in connection with the Merger, which may be offset by U.S. source capital losses of the Non-U.S. Holder (even though the individual is not considered a resident of the United States), provided the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses.
Information Reporting and Backup Withholding
Information reporting generally will apply to payments to a U.S. Holder in connection with the Merger. Backup withholding generally will apply to the proceeds received by a U.S. Holder pursuant to the Merger, unless the U.S. Holder provides the applicable withholding agent with a properly completed and executed IRS Form W-9 providing such U.S. Holder’s correct taxpayer identification number and certifying that such holder is not subject to backup withholding, or otherwise establishes an exemption, and otherwise complies with the backup withholding rules.
Information reporting and backup withholding generally will apply to the proceeds of a disposition of shares of Common Stock in the Merger by a non-U.S. Holder effected by or through the U.S. office of any broker, U.S. or foreign, unless the holder certifies, on a properly completed applicable IRS Form W-8, its status as a non-U.S. Holder and satisfies certain other requirements, or otherwise establishes an exemption. For information reporting purposes, dispositions effected through a non-U.S. office of a broker with certain connections with the United States will be treated in a manner similar to dispositions effected through a U.S. office of a broker. Non-U.S. Holders should consult their own tax advisors regarding the application of the information reporting and backup withholding rules to them.
Copies of information returns may be made available to the tax authorities of the country in which the non-U.S. Holder resides or is incorporated under the provisions of a specific treaty or agreement.
Backup withholding is not an additional tax. The amount of any backup withholding generally will be allowed as a credit against a holder’s U.S. federal income tax liability, if any, and may entitle such holder to a refund, provided that the required information is timely furnished to the IRS.
Additionally, under Sections 1471 through 1474 of the Code (commonly referred to as “FATCA”), a 30% withholding tax may be imposed on payments of the Merger Consideration to certain “foreign financial institutions” (as defined under FATCA, including investment funds) and certain other non-U.S. entities unless they comply with specified information reporting and withholding obligations or are subject to an applicable intergovernmental agreement between the United States and the relevant jurisdiction that modifies these requirements. FATCA withholding may apply regardless of whether the payment would otherwise be subject to U.S. nonresident withholding tax and is separate from and in addition to any backup withholding described above. Non-U.S. Holders should consult their own tax advisors regarding the application of FATCA to them and the availability of any exemption therefrom.
THE DISCUSSION ABOVE IS BASED ON CURRENT U.S. FEDERAL INCOME TAX LAW. LEGISLATIVE, ADMINISTRATIVE, OR JUDICIAL CHANGES OR INTERPRETATIONS, WHICH CAN APPLY RETROACTIVELY, COULD AFFECT THE ACCURACY OF THE STATEMENTS SET FORTH THEREIN. THIS DISCUSSION IS NOT TAX ADVICE. IT DOES NOT ADDRESS TAX CONSIDERATIONS THAT MAY VARY WITH, OR ARE CONTINGENT ON, YOUR INDIVIDUAL CIRCUMSTANCES OR THE APPLICATION OF ANY U.S. NON-INCOME TAX LAWS OR THE LAWS OF ANY STATE, LOCAL, OR NON-U.S. JURISDICTION, AND HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING SUCH MATTERS AND THE TAX CONSEQUENCES OF THE MERGER TO THEM IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES.
Litigation Related to the Merger
As of the date of this proxy statement, no stockholder litigation related to the Merger Agreement has been brought against the Company or any members of the Board of Directors.
Regulatory Approvals
General
Avanos and Parent have agreed to use their reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable law, including applicable antitrust laws, to consummate the Transactions. These approvals include approval under the HSR Act and any other applicable antitrust laws (whether domestic or foreign).
HSR Act and U.S. Antitrust Matters
Under the HSR Act and the rules promulgated thereunder, the Merger may not be completed until the Company and Parent each file a Notification and Report Form with the Antitrust Division of the U.S. Department of Justice (“DOJ”) and the Federal Trade Commission (“FTC”), and the applicable waiting period has expired or been terminated. A transaction notifiable under the HSR Act may not be completed until the expiration of a thirty calendar day waiting period following the parties’ filings of their respective HSR Act notification and report forms or the early termination of that waiting period.
The Company and Parent received a confirmation from the Premerger Notification Office of the FTC that the waiting period under the HSR Act commenced on April 27, 2026. On May 26, 2026, the waiting period applicable to the proposed merger under the HSR Act was terminated early by the DOJ and the FTC.
At any time before or after consummation of the Merger, notwithstanding the termination or expiration of the waiting period under the HSR Act, the FTC or the DOJ could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the completion of the Merger, seeking divestiture of substantial assets of the parties, or requiring the parties to license or hold separate assets or terminate existing relationships and contractual rights. At any time before or after the completion of the Merger, any state could take such action under antitrust laws as it deems necessary or desirable in the public interest. Such action could include seeking to enjoin the completion of the Merger or seeking divestiture of substantial assets of the parties. Private parties may also seek to take legal action under antitrust laws under certain circumstances. We cannot be certain that a challenge to the Merger will not be made or that, if a challenge is made, we will prevail.
Other Regulatory Approvals
The Merger is also subject to: (i) any commitment or agreement with any governmental authority in the United States or any other Required Government Authorities to delay the Closing, or to not consummate the

Merger before a certain date, having expired or terminated and (ii) the receipt of the Required Regulatory Approvals, which must remain in full force and effect. The Company and Parent, in consultation and cooperation with each other, have made antitrust or foreign direct investment filings, as applicable, with each of the Required Government Authorities, and have received all of the Required Regulatory Approvals, other than approval from the CNA.

THE MERGER AGREEMENT
The following description sets forth the principal terms of the Merger Agreement, which is attached as Annex A and incorporated by reference into this proxy statement. The rights and obligations of the parties are governed by the express terms and conditions of the Merger Agreement and not by this description, which is a summary by nature. This description does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement. You are encouraged to read the Merger Agreement carefully in its entirety, as well as this proxy statement, before making any decisions regarding any of the proposals described in this proxy statement. This section is only intended to provide you with information regarding the terms of the Merger Agreement. Avanos does not intend that the Merger Agreement will be a source of business or operational information about Parent or Avanos. Accordingly, the representations, warranties, covenants and other agreements in the Merger Agreement should not be read alone, and you should read the information provided elsewhere in this proxy statement and in the public filings Avanos makes with the SEC, as described in “Where You Can Find More Information.”
Structure of the Merger
The Merger Agreement provides that, on the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time, Merger Subsidiary will be merged with and into Avanos in accordance with the DGCL, upon which the separate existence of Merger Subsidiary will cease, and Avanos will survive the Merger as the Surviving Corporation and a wholly-owned subsidiary of Parent.
Closing and Effective Time
Subject to the provisions of the Merger Agreement, the Closing will take place via the electronic exchange of documents and signature pages as soon as reasonably practicable (but in any event no later than three business days) following the date on which the conditions to the Closing (described below under the caption, “— Conditions to the Closing”) have been satisfied or, to the extent permissible, waived by the party or parties entitled to the benefit of such conditions (other than conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or, to the extent permissible, waiver of those conditions at the Closing), or at such other place, at such other time or on such other date as Parent and Avanos may mutually agree in writing.
At the Closing, Avanos will file a certificate of merger with the Secretary of State for the State of Delaware as provided under the DGCL and make all other filings required by the DGCL in connection with the Merger. The Merger will become effective at the Effective Time.
Merger Consideration
Common Stock
At the Effective Time, as a result of the Merger and without any further action on the part of Parent, Merger Subsidiary or Avanos or the holder of any capital stock of Avanos (unless otherwise specified in the Merger Agreement):
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each share of Common Stock issued and outstanding immediately prior to the Effective Time (other than (i) shares of Common Stock held by Avanos as treasury stock or owned by any subsidiary of Avanos or by Parent or any subsidiary of Parent immediately prior to the Effective Time and (ii) Dissenting Shares) will be automatically canceled and retired and converted into the right to receive the Merger Consideration;

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each share of Common Stock held by Avanos as treasury stock or owned by any subsidiary of Avanos or Parent or any subsidiary of Parent immediately prior to the Effective Time will be canceled, and no payment will be made with respect to such shares; and

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each share of common stock of Merger Subsidiary issued and outstanding immediately prior to the Effective Time will be converted into and become one share of common stock of the Surviving Corporation and will constitute the only outstanding shares of capital stock of the Surviving Corporation.

Treatment of Company Equity Awards
Company TRSU Awards
At or immediately prior to the Effective Time, each then outstanding Company TRSU Award, whether or not vested, and whether settleable in shares of Common Stock or cash, will be canceled, and Avanos will pay each such holder, at or promptly after the Effective Time, an amount in cash determined by multiplying: (i) the Merger Consideration per share of Common Stock by (ii) the number of shares of Common Stock such holder would have been entitled to receive if such Company TRSU Award had vested in full, less any applicable tax withholdings.
Company PRSU Awards
At or immediately prior to the Effective Time, each then outstanding Company PRSU Award, whether or not vested, and whether settleable in shares of Common Stock or cash, will be canceled, and Avanos will pay each such holder, at or promptly after the Effective Time, an amount in cash to be determined by multiplying: (i) the Merger Consideration per share of Common Stock by (ii) the number of shares of Common Stock such holder would have been entitled to receive if such Company PRSU Award had vested based on (A) actual performance against performance metrics for any one-year performance period completed prior to the Effective Time, (B) for any one-year performance period that is in progress as of the Effective Time, the greater of (1) actual achievement against performance metrics measured as of immediately prior to the Effective Time and (2) its “target” level, and (C) deemed achievement at “target” level for any one-year performance period that has not yet commenced as of the Effective Time, less any applicable tax withholdings.
Company Options Awards
At or immediately prior to the Effective Time, each Company Option (whether or not then vested or exercisable), will be canceled, and Avanos will pay each such holder, at or promptly after the Effective Time, an amount in cash to be determined by multiplying: (i) the excess, if any, of (A) the Merger Consideration per share of Common Stock minus (B) the exercise price payable in respect of each share of Common Stock subject to the Company Option, by (ii) the number of shares of Common Stock such holder would have been entitled to receive upon exercise if such Company Option award had vested in full less any applicable tax withholding. Notwithstanding the foregoing, if the exercise price per share of a Company Option exceeds the Merger Consideration per share of Common Stock, such Company Option will be canceled at or immediately prior to the Effective Time without further action on the part of the holder and the holder of such Company Option will not be entitled to receive any consideration for such Company Option.
Actions Necessary
The Board of Directors (or, if appropriate, any committee of the Board of Directors administering any Company Equity Plan) will adopt resolutions and take such additional actions as are necessary or appropriate to approve and effectuate the treatment of Company Equity Awards, including making any determinations and/or resolutions of the Board of Directors or a committee thereof or any administrator of such Company Equity Plan as may be necessary.
Treatment of Employee Stock Purchase Plan
The current “Offering Period” in progress as of the date of the Merger Agreement under the Company’s employee stock purchase plan (the “Company ESPP”) was shortened so that it ended on the first business day immediately following the date of the Merger Agreement (the “New Exercise Date”). Following the date of the Merger Agreement, no new offering periods will commence under the Company ESPP, no new participants will be permitted to participate in the Company ESPP and existing participants will not be permitted to increase their payroll deduction rates or amounts. Each outstanding purchase right under the Company ESPP was automatically exercised on the New Exercise Date, and each share of Common Stock purchased under the Company ESPP will be treated in accordance with the provisions of the Merger Agreement governing the treatment of Common Stock. The Company will terminate the Company ESPP at or immediately prior to the Effective Time.

Actions Necessary
The Board of Directors (or, if appropriate, any committee of the Board of Directors administering the Company ESPP) will prepare and deliver participant notices and take such actions as are necessary or appropriate to approve and effectuate the treatment of the Company ESPP under the Merger Agreement, including making any determinations and/or resolutions of the Board of Directors or a committee thereof or any administrator of the Company ESPP as may be necessary.
Exchange of Shares
Exchange Agent
Prior to the Effective Time, Parent will appoint Computershare Trust Company, N.A., (the “Exchange Agent”) for the purpose of exchanging shares of Common Stock for the Merger Consideration. Prior to the Effective Time, Parent will deposit with the Exchange Agent the aggregate Merger Consideration to be paid in respect of the Common Stock.
Exchange Procedures
Promptly after the Effective Time (but not later than three business days thereafter), the Surviving Corporation will (and Parent will cause the Surviving Corporation to) send, or cause the Exchange Agent to send, to each holder of certificated shares of Common Stock at the Effective Time a letter of transmittal and instructions (which will be in a form reasonably acceptable to, and approved by, Parent and Avanos prior to Closing).
Each holder of uncertificated shares of Common Stock represented by book-entry immediately prior to the Effective Time (“Book-Entry Shares”), whose shares of Common Stock were converted into the right to receive the Merger Consideration will not be required to deliver a certificate or an executed letter of transmittal to the Exchange Agent. Instead, each holder of Book-Entry Shares that are converted into the right to receive the Merger Consideration will automatically upon the Effective Time be entitled to receive, and Parent will cause the Exchange Agent to pay and deliver as promptly as reasonably practicable after the Effective Time (but not later than three business days thereafter), the Merger Consideration.
If any portion of the Merger Consideration is to be paid to a Person other than the holder in whose name the transferred share of Common Stock is registered, it will be a condition to such payment that: (i) such share be properly transferred and (ii) the Person requesting such payment pay to the Exchange Agent any transfer or other taxes required as a result of such payment to a Person other than the registered holder of such share or establish to the satisfaction of the Exchange Agent that such tax has been paid or is not payable.
After the Effective Time, there will be no further registration of transfers of shares of Common Stock. If, after the Effective Time, Common Stock is presented to the Surviving Corporation or the Exchange Agent, they will be exchanged for the Merger Consideration in accordance with the procedures described above.
Unclaimed Merger Consideration
Any portion of the Merger Consideration made available to the Exchange Agent that remains unclaimed by the holders of shares of Common Stock twelve months after the Effective Time will be returned to the Surviving Corporation, upon demand, and any such holder who has not exchanged shares of Common Stock for the Merger Consideration in accordance with the Merger Agreement prior to that time may thereafter look only to the Surviving Corporation for payment of the Merger Consideration without any interest thereon. Parent, Merger Subsidiary, the Surviving Corporation and any of their respective affiliates will not be liable to any holder of shares of Common Stock for any amounts paid to a public official pursuant to applicable abandoned property, escheat or similar applicable laws. To the extent permitted by applicable law, any amounts remaining unclaimed by such holders of Common Stock two years after the Effective Time, or at such earlier date as is immediately prior to the time at which such amounts would otherwise escheat to or become property of any governmental authority, will become the property of the Surviving Corporation free and clear of any claims or interest of any such holders (and their successors, assigns or personal representatives) previously entitled to such amounts.

Representations and Warranties
The Merger Agreement contains representations and warranties made by Avanos to Parent and Merger Subsidiary and representations and warranties made by Parent to Avanos. Certain of the representations and warranties in the Merger Agreement are subject to knowledge qualifications, which means that those representations and warranties would not be deemed untrue, inaccurate or incorrect as a result of matters of which certain personnel of the party making the representation did not have actual knowledge, after reasonably due inquiry of their direct reports. In addition, the representations and warranties of Avanos contained in the Merger Agreement are subject to the qualifications set forth in the confidential disclosure schedule that Avanos delivered to Parent and Merger Subsidiary (the “Avanos Disclosure Schedule”), and in most cases certain of the reports of Avanos filed with or furnished to the SEC prior to the date of the Merger Agreement (excluding any risk factor disclosures set forth under the heading “Risk Factors” (other than any factual and/or historical information contained therein) and any disclosure of risks explicitly included in any “forward-looking statements” disclaimer that are of a nature that they speculate about future developments).
Furthermore, certain of the representations and warranties in the Merger Agreement made by Avanos are qualified as to “materiality” or “Material Adverse Effect.” For purposes of the Merger Agreement, “Material Adverse Effect” means any fact, event, development, circumstance, occurrence or effect that (i) has a material adverse effect on the condition (financial or otherwise), business, assets, properties, liabilities, operations or results of operations of Avanos and its subsidiaries, taken as a whole or (ii) prevents or materially impairs, or would reasonably be expected to prevent or materially impair, the ability of Avanos to consummate the Transactions by the End Date, except that, solely with respect to clause (i), none of the following, either alone or in combination, will be taken into account when determining whether a Material Adverse Effect has occurred, is occurring or would reasonably be expected to occur:
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changes in GAAP;

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changes in the financial or securities markets or in general economic or political conditions;

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changes in applicable law or the enforcement or interpretation thereof by any governmental authority;

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changes or proposed changes in reimbursement rates or coverage limitations applicable to the products or services of Avanos or its subsidiaries;

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changes generally affecting the industry in which Avanos or its subsidiaries operate;

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hostilities, acts of war, sabotage or terrorism or any escalation or worsening thereof;

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the announcement, pendency or consummation of the Transactions, except to the extent a representation or warranty expressly addresses the consequences resulting from the execution, delivery or performance of the Merger Agreement or the announcement or consummation of the Transactions or Avanos’ obligations to conduct the business in the ordinary course of business and preserve present significant business relationships;

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any failure by Avanos and its subsidiaries to meet any internal or published budgets, projections, forecasts, or predictions of financial performance for any period, although an effect, to the extent not otherwise excluded by other clauses of the definition of Material Adverse Effect, that may have contributed to such failure independently may be taken into account in determining whether a Material Adverse Effect has occurred;

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any action taken (or omitted to be taken) by Parent or Merger Subsidiary or their respective affiliates, representatives or agents or at the request of Parent;

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any action taken by Avanos or any of its subsidiaries that is expressly required by the Merger Agreement, other than to comply with Avanos’ obligations to conduct the business in the ordinary course of business and preserve present significant business relationships;

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changes in the market price or trading volume of the Common Stock, although underlying causes of such changes, to the extent not otherwise excluded by other clauses of the definition of Material Adverse Effect, may be taken into account in determining whether a Material Adverse Effect has occurred; or

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earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires or other natural disasters, weather conditions, epidemics, pandemics or disease outbreaks and other force majeure events;

except, with respect to the first five bullets and the twelfth bullet above, to the extent that such effect has had a disproportionate adverse effect on Avanos and its subsidiaries, taken as a whole, relative to other participants in the industries in which Avanos and its subsidiaries operate.
In the Merger Agreement, Avanos has made customary representations and warranties to Parent and Merger Subsidiary that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement. These representations and warranties relate to, among other things:
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Avanos’ due organization, valid existence, good standing and authority and qualification to conduct business;

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Avanos’ corporate power and authority to enter into and perform the Merger Agreement;

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the necessary vote of Company Stockholders in connection with the Merger Agreement and the Transactions;

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the enforceability of the Merger Agreement;

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the necessary approval and recommendation of the Board of Directors in connection with the Merger Agreement and the Transactions, including the Board’s irrevocable waiver of Section 4 of Article IV of the Certificate of Incorporation;

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Avanos’ organizational documents;

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required governmental consents, approvals and regulatory filings in connection with the Merger Agreement and performance thereof;

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the absence of any of the following as a result of Avanos’ execution, delivery and performance of the Merger Agreement and the consummation of the Transactions: (i) contraventions of or conflicts with, violations of or breaches of the organizational documents of Avanos or any of its subsidiaries, (ii) contraventions of or conflicts with, violations of or breaches of applicable laws, (iii) requirements to provide notices, obtain consents, make payments or take other actions under, the occurrence of violations of, conflicts with, or breaches or defaults under, or the ability of any Person to terminate or cancel, or accelerate or otherwise change the rights and obligations of the parties under, Material Contracts (as defined in the Merger Agreement) binding upon Avanos or its subsidiaries or (iv) liens being created or imposed on the assets of Avanos or its subsidiaries;

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the capital structure of Avanos;

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the subsidiaries of Avanos, including their capitalization;

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the absence of undisclosed securities, options, warrants, calls, options or other rights convertible into or exchangeable for Avanos capital stock;

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the absence of any outstanding bonds, notes, debentures or other obligations whose holders have the right to vote on matters submitted to the holders of capital stock of Avanos;

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the absence of any obligations on the part of Avanos or its subsidiaries to repurchase, redeem or acquire any of the capital stock of Avanos;

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the absence of restricted shares, stock appreciation rights, performance units, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock or other voting securities of Avanos;

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the absence of accrued and unpaid dividends with respect to outstanding shares of Common Stock or Company Equity Awards;

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the listing of each outstanding Company Equity Award as of April 9, 2026 on the Avanos Disclosure Schedule;

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that no Company Option is subject to Section 409A of the Code;

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the absence of certain arrangements relating to the voting or registration of Common Stock or other equity interests of Avanos and its subsidiaries;

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the accuracy and timeliness of Avanos’ SEC filings;

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compliance with the rules and regulations of the NYSE;

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Avanos’ disclosure controls and procedures;

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Avanos’ financial statements;

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the form of, and the accuracy of information included in, this proxy statement;

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Avanos’ internal accounting controls and procedures, including the absence of material weaknesses, fraud involving management, and unresolved SEC comment letters;

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Avanos’ compliance with the applicable listing and corporate governance rules and regulations of the NYSE;

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Avanos and its subsidiaries conduct of their business in the ordinary course of business consistent with past customs and practices;

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the absence of (i) certain actions taken by Avanos or its subsidiaries or events that would have required the consent of Parent pursuant to the terms of the Merger Agreement had such actions or events occurred after the date of the Merger Agreement and (ii) a Material Adverse Effect

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the absence, for Avanos and its subsidiaries, of (i) specified undisclosed liabilities and (ii) off-balance sheet arrangements;

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Avanos’ compliance with applicable laws and investigations by governmental authorities with respect to such compliance;

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certain matters relating to compliance with U.S. Food and Drug Administration regulations, product recalls and enforcement actions;

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pending or threatened litigation and orders, injunctions or other rulings;

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permits held by Avanos and its subsidiaries;

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real property and tangible property owned or leased by Avanos or its subsidiaries;

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trademarks, patents, copyrights and other intellectual property matters including data security requirements and privacy;

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tax matters;

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employee benefit plans;

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labor and employment matters;

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environmental matters;

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the existence, enforceability and status of specified categories of Avanos’ material contracts;

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the absence of certain undisclosed transactions, agreements or understandings required to be disclosed under Item 404(a) of Regulation S-K;

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payment of fees to brokers in connection with the Merger Agreement;

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receipt of JP Morgan’s opinion to the Board of Directors;

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the inapplicability of anti-takeover statutes to the Merger Agreement and the Transactions;

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insurance matters; and

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the exclusivity and terms of the representations and warranties made by Parent and Merger Subsidiary.

In the Merger Agreement, Parent has made customary representations and warranties to Avanos that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement. These representations and warranties relate to, among other things:
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due organization, valid existence, good standing and authority and qualification to conduct business with respect to Parent and Merger Subsidiary;

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Parent’s and Merger Subsidiary’s corporate power and authority to enter into and perform the Merger Agreement;

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the enforceability of the Merger Agreement;

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required governmental consents, approvals and regulatory filings in connection with the Merger Agreement and performance thereof;

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the absence of any of the following as a result of Parent’s and Merger Subsidiary’s execution, delivery and performance of the Merger Agreement and the consummation by Parent and Merger Subsidiary of the Transactions: (i) conflicts, violations or breaches of the organizational documents of Parent and Merger Subsidiary, (ii) conflicts, violations or breaches of applicable laws, (iii) requirements to provide notices, obtain consents, make payments or take other actions under, the occurrence of violation, conflict with, breach or defaults under, or the ability of any Person to terminate or cancel, or accelerate or otherwise change the rights and obligations of the parties under, certain contracts binding upon Parent or any of its subsidiaries or (iv) liens being created or imposed on the assets of Parent or its subsidiaries;

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accuracy of information to be provided by Parent for inclusion in this proxy statement;

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payment of fees to brokers in connection with the Merger Agreement;

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the Equity Commitment Letter;

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the solvency of the Surviving Corporation and its subsidiaries, on a consolidated basis, as of the Effective Time and immediately following the consummation of the Merger and the Transactions;

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the absence of ownership of Avanos’ capital stock by Parent and its affiliates;

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the absence of any stockholder or management arrangements related to the Merger; and

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the exclusivity and terms of the representations and warranties made by Avanos and no reliance on any information other than the representations and warranties in the Merger Agreement or in a certificate delivered by Avanos pursuant to the Merger Agreement.

The representations and warranties in the Merger Agreement of each of Avanos, Parent and Merger Subsidiary will not survive the consummation of the Merger or the termination of the Merger Agreement.
Conduct of Business Pending the Merger
The Merger Agreement provides that, except: (i) as required by applicable law; (ii) as expressly required by the Merger Agreement; (iii) as set forth in the Avanos Disclosure Schedule; or (iv) with the written consent of Parent (such consent to not be unreasonably withheld, conditioned or delayed), from the date of the Merger Agreement until the Effective Time (or the earlier termination of the Merger Agreement in accordance with its terms), Avanos will, and will cause its subsidiaries to use their, commercially reasonable efforts to:
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conduct its and their respective businesses in the ordinary course of business consistent with past customs and practices; and

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preserve intact in all material respects its and their respective present relations with customers, vendors, creditors, employees and other significant business relations.

In addition, Avanos and Parent have also agreed that, except: (i) with the prior written consent of Parent (which consent will not be unreasonably withheld, conditioned or delayed); (ii) as expressly contemplated by the Merger Agreement; (iii) as set forth in the Avanos Disclosure Schedule; or (iv) as required by applicable law, from the date of the Merger Agreement until the Effective Time (or the earlier termination of the Merger

Agreement in accordance with its terms), Avanos will not, and will not permit any of its subsidiaries to, among other things (and subject to certain exceptions):
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amend the Certificate of Incorporation or the By-laws or similar organizational documents of Avanos’ subsidiaries;

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split, combine, recapitalize or reclassify any shares of its capital stock;

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declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock;

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redeem, repurchase or otherwise acquire or offer to redeem, repurchase or otherwise acquire, any of the capital stock or other equity interests of Avanos or its subsidiaries;

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issue, grant, deliver, pledge, or sell or encumber, or authorize the issuance, grant, delivery, pledge, or sale or encumbrance of, any of the capital stock or other equity interests of Avanos or its subsidiaries, except for certain issuances upon settlement of Company Equity Awards, issuances of capital stock or other equity interests of any of Avanos’ subsidiaries to Avanos or another subsidiary of Avanos, or issuances pursuant to the Company ESPP;

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merge or consolidate Avanos or any of its subsidiaries with any other Person, or restructure, reorganize, recapitalize, liquidate or dissolve Avanos or any of its subsidiaries;

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acquire (by merger, consolidation, acquisition of stock or assets or otherwise) any corporation or partnership or other business organization, or a material amount of assets, securities, properties, interests or businesses of any such Person, except for certain acquisitions under existing contracts or in the ordinary course of business for inventory or otherwise for consideration below the applicable thresholds set forth in the Merger Agreement;

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enter into any joint venture or other similar partnership with any Person;

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sell, lease, exclusively license or sublicense, grant any lien other than a permitted lien on, or otherwise transfer or dispose of, let lapse, abandon, or expire, or fail to maintain or diligently prosecute, any of its material assets, securities, properties, interests or businesses, subject to the exceptions set forth in the Merger Agreement;

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make any material loans, advances or capital contributions to, or investments in, any other Person, subject to the exceptions set forth in the Merger Agreement;

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incur certain types of indebtedness or guarantees, other than indebtedness under that certain Credit Agreement, dated as of June 24, 2022, among the Company, as borrower, the guarantors from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent, each issuing bank from time to time party thereto and each lender from time to time party thereto (the “Existing Credit Agreement”) or intercompany indebtedness among Avanos and its wholly-owned subsidiaries;

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grant any lien on its assets other than permitted liens;

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amend, modify, restate, replace or supplement the Existing Credit Agreement in a manner materially adverse to Parent or that either provides for capitalization of interest or adds any prepayment penalty or premium;

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repay, prepay, terminate or cancel commitments or indebtedness under the Existing Credit Agreement, other than scheduled payments or mandatory prepayments required under the Existing Credit Agreement as in effect on the date of the Merger Agreement;

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make, incur or commit to any capital expenditures in excess of the applicable thresholds set forth in the Merger Agreement;

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other than as required by any Employee Plan (as defined in the Merger Agreement) as in effect as of the date of the Merger Agreement and disclosed to Parent:

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grant any award under any Company Equity Plan or grant, announce or accelerate the vesting or payment of any compensatory equity or equity-based incentive awards, increase any severance or termination pay, or amend existing severance or termination arrangements;

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establish, adopt, terminate, or materially amend or provide any discretionary benefits under any Employee Plan (or any plan, program or arrangement that, if in existence as of the date of the Merger Agreement, would constitute an Employee Plan);

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increase compensation, bonus opportunity or benefits payable or provided under an Employee Plan or otherwise;

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hire or promote any employees with annual base salary in excess of the applicable threshold set forth in the Merger Agreement;

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terminate without cause the employment of any employee with annual base salary in excess of the applicable threshold set forth in the Merger Agreement; or

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effectuate any plant closing, mass layoff, or other similar action that would reasonably be expected to trigger notice obligations under the WARN Act;

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change Avanos’ fiscal year, revalue any of Avanos’ material assets or change any of Avanos’ material financial, actuarial, reserving, or cash management methods of accounting;

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make, change, or revoke any material tax election, adopt or change any accounting method for tax purposes, agree to any extension or waiver of the statute of limitations relating to a material amount of taxes, file any amendment to any material tax return, enter into any “closing agreement” described in Section 7121 of the Code, make any voluntary disclosure in respect of a material amount of taxes to any governmental authority, surrender any right to claim a material tax refund, or settle or compromise any material tax liability;

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initiate, settle, discharge or compromise any claim, litigation, audit, arbitration, inquiry or investigation that involves or is against Avanos or any of its subsidiaries, subject to exceptions for certain proceedings not reasonably expected to have a Material Adverse Effect and certain settlements or compromises within the monetary and non-monetary limits set forth in the Merger Agreement;

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other than new customer or supplier contracts entered into in the ordinary course of business, enter into any contract that would have been a Material Contract if in existence on the date of the Merger Agreement;

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materially modify, amend or terminate any Material Contract, other than expiration or renewal in accordance with its terms;

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waive or release any material right or claim under any Material Contract to the extent such waiver or release would have a material and adverse impact on Avanos and its subsidiaries, taken as a whole;

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engage in any transaction with, or enter into any contract or other arrangement or understanding with, any affiliate of Avanos or other Person covered by Item 404 of Regulation S-K that would be required to be disclosed under Item 404 of Regulation S-K;

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negotiate, modify, extend, terminate or enter into, any collective bargaining agreement or other contract with any labor union, labor organization or association, works council, or other labor organization or employee representative body;

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recognize or certify any labor union, labor organization, works council, or group of employees as the bargaining representative for any employees of Avanos or any of its subsidiaries;

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waive or release any noncompetition, nonsolicitation, nondisclosure or other restrictive covenant obligation of any current or former employee or independent contractor of Avanos or its subsidiaries;

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cancel, materially reduce coverage under or terminate any material, currently active insurance policy, binder or insurance contract that is maintained by or for the benefit of Avanos and its subsidiaries;

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make any change that is material and adverse, in light of the circumstances, to (i) the operation or security of any information technology system owned or used by Avanos or any of its subsidiaries or (ii) Avanos’ or any of its subsidiaries’ respective rules, policies, or procedures with respect to data privacy and security requirements;

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enter into any material new line of business;

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fail to reasonably enforce its material Intellectual Property rights or fail to diligently pursue any pending or threatened claim, litigation, audit, arbitration, inquiry or investigation related to any material intellectual property in which Avanos or any of its subsidiaries is a party or is otherwise involved; or

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agree, resolve or commit to do any of the foregoing.

Special Meeting
Subject to the terms and conditions of the Merger Agreement, Avanos agreed to cause the Special Meeting to be duly called and held as soon as reasonably practicable for the purpose of obtaining the Company Stockholder Approval. The Merger Agreement provides that in no event will the Special Meeting be scheduled for later than the 45th day following the first mailing of this proxy statement to Company Stockholders. Avanos must consult in good faith with Parent with respect to the timing of, and the form and substance of any other meeting materials prepared for, the Special Meeting (and Avanos must consider in good faith any comments to such meeting materials timely provided by Parent or its representatives).
Once established, Avanos may not change the record date for the Special Meeting without the prior written consent of Parent (such consent not to be unreasonably withheld, delayed or conditioned) or as required by applicable law. Subject to the terms and conditions of the Merger Agreement, the Board of Directors will (i) include the Company Board Recommendation in favor of the Merger Proposal in this proxy statement, (ii) use its reasonable best efforts to obtain the Company Stockholder Approval, and (iii) otherwise comply with all applicable laws relating to the Special Meeting.
Notwithstanding the foregoing, if on a date for which the Special Meeting is scheduled, Avanos has not received proxies and there are not holders of Common Stock present in person representing a sufficient number of shares of Common Stock to constitute a quorum and to obtain the Company Stockholder Approval, Avanos will have the right to make no more than three successive postponements or adjournments of the Special Meeting of no more than ten business days each. In addition, Avanos may postpone or adjourn the Special Meeting (on one or more occasions) to allow reasonable additional time for any supplemental or amended disclosure to this proxy statement that Avanos has determined in good faith is necessary under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by Company Stockholders prior to the Special Meeting, or if required by applicable law.
Avanos will, unless there has been an Adverse Recommendation Change (as defined below under the heading “— No Change of Recommendation”) (to the extent permitted under the Merger Agreement), use reasonable best efforts to cooperate with Parent and keep Parent reasonably informed regarding its solicitation efforts and voting results following the dissemination of this proxy statement to Avanos Stockholders. Without the prior written consent of Parent, the adoption of the Merger Agreement and the Transactions (including the Merger) will be the only matter (other than procedural matters including stockholder approval of golden parachute compensation) that Avanos may propose to be acted on at the Special Meeting.
No Solicitation; Other Offers
General Prohibitions
Under the terms of the Merger Agreement and subject to certain exceptions described below, neither Avanos nor any of its subsidiaries may, and Avanos and its subsidiaries may not authorize or permit its or their respective Representatives to, directly or indirectly:
•
solicit, initiate, or knowingly take any action to facilitate or encourage any inquiries or the making or submission of any proposal or offer that constitutes, or would reasonably be expected to lead to, any Acquisition Proposal;

•
continue, enter into, or participate in any discussions or negotiations with, furnish any non-public information relating to Avanos or any of its subsidiaries to, or afford access to the business, properties, employees, officers, directors, assets, books or records of Avanos or any of its subsidiaries to, any third party in furtherance of, any proposal or offer that constitutes, or would reasonably be expected to lead to, any Acquisition Proposal;

•
enter into any Alternative Acquisition Agreement; or

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resolve or agree to do any of the foregoing.

In addition, subject to certain exceptions described below, on the date of the Merger Agreement, Avanos and its subsidiaries were required to, and were required to instruct their Representatives to:
•
cease immediately and cause to be terminated any and all existing activities, discussions or negotiations with any third party and its Representatives conducted prior to the date of the Merger Agreement with respect to any Acquisition Proposal;

•
promptly request in writing that all copies of all confidential information that Avanos or any of its Representatives distributed or made available to any such third party or its Representatives in connection with their consideration of any Acquisition Proposal (and all analyses and other materials prepared by or on behalf of such third party that contain, reflect or analyze that information) be promptly destroyed or returned to Avanos to the extent required by any confidentiality or similar agreement with such third party; and

•
cause any physical or virtual data room to no longer be accessible to or by any such third party.

Certain Exceptions
If, after the date of the Merger Agreement and prior to obtaining the Company Stockholder Approval, Avanos or any of its Representatives receives a bona fide written Acquisition Proposal that was not solicited in material breach of, or received in connection with a material breach of, the Merger Agreement’s prohibitions on soliciting Acquisition Proposals, then Avanos and its Representatives may (i) engage in negotiations or discussions with such third party making the Acquisition Proposal and its Representatives, and (ii) furnish to such third party or its Representatives non-public information relating to Avanos and its subsidiaries and afford access to the business, properties, employees, officers, directors, assets, books, and records of Avanos and its subsidiaries pursuant to an Acceptable Confidentiality Agreement, in each case if and only if:
•
the Board of Directors determines in good faith after consultation with its financial advisor and outside legal counsel that (i) such Acquisition Proposal constitutes, or would reasonably be expected to lead to, a Superior Proposal and (ii) the failure to take such actions would be reasonably likely to be inconsistent with the Board of Directors’ fiduciary duties to the Company Stockholders; and

•
all confidential information provided to such third party that was not previously provided or made available to Parent is provided or made available to Parent prior to or substantially concurrently with the time it is provided or made available to such third party.

In addition, Avanos and its Representatives may make inquiries solely for the purpose of clarifying such Acquisition Proposal, to the extent necessary to allow the Board of Directors to resolve any ambiguities in order to make the determination required in the first bullet above. Avanos may also grant a waiver, amendment or release under any “standstill” provisions (including provisions that restrict or prohibit the making or soliciting of any offer or proposal) of any contract with such third party if requested in writing by such third party and to the extent necessary to allow such third party to make a confidential Acquisition Proposal to Avanos or the Board of Directors.
Certain Notices
At any time until the Effective Time, Avanos will:
•
notify Parent in writing within one day after Avanos (or any of its Representatives) receives:

•
any Acquisition Proposal;

•
any request for non-public information relating to Avanos or any of its subsidiaries or for access to the business, properties, assets, books or records of Avanos or any of its subsidiaries by any third party that could reasonably be expected to make, or has made, an Acquisition Proposal; or

•
any request for discussions or negotiations with Avanos or any of its subsidiaries or any of their respective Representatives from any third party that could reasonably be expected to make, or has made, an Acquisition Proposal, which notice must include (i) a copy (if in writing) of any documents or written summary (if oral) of material terms and conditions relating to any such expression of interest, proposal, offer or request for information, and (ii) the identity of the person from which such Acquisition Proposal or request for information or discussion was received; and
•
keep Parent reasonably informed of the status of any Acquisition Proposal (including copies (if in writing) of documents or written summaries (if oral) of material terms and conditions of any proposed agreements and amendments or modifications thereto, and any other material documents provided by, or material correspondence with, the relevant counterparty relating to the Acquisition Proposal) and the status of any discussions or negotiations regarding the Acquisition Proposal, which, in the case of any material modification to the terms of the Acquisition Proposal, the Company must provide to Parent within one day.

Certain Definitions
For purposes of this proxy statement and the Merger Agreement:
“Acceptable Confidentiality Agreement” means a confidentiality agreement with Avanos or directly enforceable by Avanos that either (i) was in effect as of the date of the Merger Agreement; or (ii) is entered into after the date of the Merger Agreement and contains terms and conditions no less favorable to Avanos in any material respect than those contained in the confidentiality agreement between Avanos and AIP, LLC (other than with respect to any standstill or similar provision) and that does not prohibit Avanos from complying with the Merger Agreement or provide for the reimbursement by Avanos or any of its subsidiaries of any of the counterparty’s costs or expenses;
“Acquisition Proposal” means, other than the Transactions, any offer or proposal from a third party relating to any transaction or series of related transactions involving:
(1)
any acquisition or purchase, directly or indirectly, of 20% or more of the consolidated assets of Avanos and its subsidiaries or 20% or more of any class of equity or voting securities of Avanos or any of its subsidiaries whose net revenues, net income or assets, individually or in the aggregate, constitute 20% or more of the consolidated net revenues, net income or assets of Avanos and its subsidiaries;

(2)
any tender offer (including a self-tender offer) or exchange offer that, if consummated, would result in a third party beneficially owning 20% or more of any class of equity or voting securities of Avanos or any of its subsidiaries whose net revenues, net income or assets, individually or in the aggregate, constitute 20% or more of the consolidated net revenues, net income or assets of Avanos and its subsidiaries;

(3)
any merger, consolidation, joint venture, partnership, share exchange, business combination, reorganization, recapitalization, liquidation, dissolution or other similar transaction involving Avanos or any of its subsidiaries whose net revenues, net income or assets, individually or in the aggregate, constitute 20% or more of the consolidated net revenues, net income or assets of Avanos and its subsidiaries and that would have any of the effects specified in item (1) above; or

(4)
any combination of items (1)  – (3) above.

“Superior Proposal” means a bona fide written Acquisition Proposal (with references to “20%” in the definition of Acquisition Proposal being deemed to be replaced with references to “50%”) by a Person or group (other than Parent, Merger Subsidiary and their respective affiliates) that (A) was not solicited in material breach of or received in connection with a material breach of certain provisions of the Merger Agreement and (B) is on terms and conditions that the Board of Directors determines in good faith, after considering the advice of its financial advisor and outside legal counsel and taking into account all of the terms and conditions more favorable from a financial point of view to the Avanos Stockholders (in their capacities as such) than the Transactions after taking into account (x) all the legal, financial, regulatory and other terms and conditions of such Acquisition Proposal (including certainty and timing of closing, required regulatory and other approvals, financing arrangements and the form, amount, sources, terms and timing of payment of consideration of such proposal), (y) the identity of the Person or group making the proposal, and

(z) any revisions or proposed revisions to the terms of the Merger Agreement or any other agreement contemplated by the Merger Agreement in writing prior to the time of such determination.
No Change of Recommendation
Subject to certain exceptions described below, the Board of Directors may not (and no committee of the Board of Directors may) take any of the following actions (any such action, an “Adverse Recommendation Change”):
•
fail to make, withdraw or modify or qualify (in a manner adverse to Parent) or publicly propose to withdraw or modify or qualify (in a manner adverse to Parent)) the Company Board Recommendation;

•
fail to publicly recommend against acceptance of any tender or exchange offer by the holders of Common Stock within ten business days of the commencement thereof under Rule 14d-2 of the Exchange Act;

•
fail to issue a public press release reaffirming the Company Board Recommendation within 10 business days of any public announcement of any Acquisition Proposal (other than by the commencement of a tender or exchange offer);

•
authorize, adopt, approve, or publicly endorse, recommend or otherwise declare advisable, or publicly propose to authorize, adopt, approve, endorse, recommend or otherwise declare advisable, any Acquisition Proposal;

•
fail to include the Company Board Recommendation in this proxy statement;

•
fail to publicly reaffirm the Company Board Recommendation within 10 business days after Parent so requests in writing (provided that Avanos will have no obligation to make such reaffirmation on more than two separate occasions); or

•
approve or publicly recommend, or declare advisable or publicly propose to enter into, or cause or permit Avanos to enter into, any Alternative Acquisition Agreement.

For the avoidance of doubt, nothing in the Merger Agreement prohibits the Board of Directors from (i) complying with Rule 14e-2(a) under the Exchange Act with regard to an Acquisition Proposal so long as any action taken or statement made to so comply is consistent with and not in breach of specified provisions of the Merger Agreement governing solicitations, Acquisition Proposals and Adverse Recommendation Changes or (ii) issuing a “stop, look and listen” disclosure or similar communication of the type contemplated by Rule 14d-9(f) under the Exchange Act; provided, that any statement or disclosure made pursuant to this clause will be subject to the terms and conditions of the Merger Agreement and will not limit or otherwise affect the obligations of Avanos or the Board of Directors and the rights of Parent under or with respect to specified provisions of the Merger Agreement governing solicitations, Acquisition Proposals and Adverse Recommendation Changes.
Permitted Change of Recommendation — Superior Proposal
If, at any time prior to obtaining the Company Stockholder Approval, Avanos has received a Superior Proposal, then the Board of Directors may make an Adverse Recommendation Change and/or cause Avanos to terminate the Merger Agreement in accordance with its terms in order to enter into a definitive Alternative Acquisition Agreement in respect of such Superior Proposal, in each case if and only if:
•
the Board of Directors determines in good faith, after consultation with its financial advisor and outside legal counsel, that the failure to take such action would be reasonably likely to be inconsistent with its fiduciary duties; and

•
prior to taking any such action:

•
Avanos provides Parent with at least four business days’ prior written notice of its intent to take such action, which notice must specify the identity of the person making any Superior Proposal and the material terms and conditions of such Superior Proposal (including unredacted copies of any proposed draft Alternative Acquisition Agreement);

•
during the period ending at 11:59 p.m. (New York City time) on the fourth business day following the date of such notice, Avanos must, and must cause its Representatives to, negotiate in good faith with Parent and its Representatives (to the extent desired by Parent), to amend the terms and conditions of the Merger Agreement or any other documents contemplated by the Merger Agreement such that the Superior Proposal giving rise to such notice would no longer constitute a Superior Proposal; and

•
at the end of the four business day period described above, including any subsequent notice periods as described below, the Board of Directors determines (taking into account any adjustment to the terms and conditions of the Merger Agreement or any other documents contemplated by the Merger Agreement as proposed by Parent, if any, and any other information offered by Parent) in good faith, after consultation with its financial advisor and outside legal counsel, that the Acquisition Proposal remains a Superior Proposal and that the failure to make an Adverse Recommendation Change and/or cause Avanos to terminate the Merger Agreement in accordance with its terms in order to enter into a definitive Alternative Acquisition Agreement in respect of such Superior Proposal would be reasonably likely to be inconsistent with its fiduciary duties.

If the financial or other material terms of the applicable Acquisition Proposal are materially amended or modified, then Avanos must deliver to Parent a new notice and comply with the requirements above, except that the “notice period” in relation to any such amended or modified Acquisition Proposal will end at 11:59 p.m. (New York City time), on the second business day immediately following the date such new notice is delivered to Parent (but such new notice will not shorten the initial four business day “notice period” described above).
Permitted Change of Recommendation — Intervening Event
Prior to obtaining the Company Stockholder Approval, the Board of Directors may make an Adverse Recommendation Change in response to an Intervening Event (as defined in the section entitled “The Merger Agreement — No Change of Recommendation”), if and only if:
•
the Board of Directors determines in good faith, after consultation with its financial advisor and outside legal counsel, that the failure to take such action would be reasonably likely to be inconsistent with its fiduciary duties; and

•
prior to taking any such action:

•
Avanos provides Parent with at least four business days’ prior written notice of its intent to take such action, which notice must specify the fact, event, change or development in circumstances giving rise to the Intervening Event;

•
during the period ending at 11:59 p.m. (New York City time) on the fourth business day following the date of such notice, Avanos must, and must cause its Representatives to, negotiate in good faith with Parent and its Representatives (to the extent desired by Parent), to amend the terms and conditions of the Merger Agreement or any other documents contemplated by the Merger Agreement such that the Intervening Event giving rise to such notice would no longer provide the basis for an Adverse Recommendation Change; and

•
at the end of the four business day period described above, including any subsequent notice periods as described below, the Board of Directors determines (taking into account any adjustment to the terms and conditions of the Merger Agreement or any other documents contemplated by the Merger Agreement as proposed by Parent, if any, and any other information offered by Parent) in good faith, after consultation with its financial advisor and outside legal counsel, that the Intervening Event remains an Intervening Event and that the failure to make an Adverse Recommendation Change would be reasonably likely to be inconsistent with its fiduciary duties.

“Intervening Event” means a material fact, event, change or development in circumstances with respect to Avanos or any of its subsidiaries, on a consolidated basis, that:
•
was not known (or if known, the consequences or magnitude of which were not known or reasonably foreseeable) to the Board of Directors on or prior to the date of the Merger Agreement; and

•
does not involve or relate to:

•
an Acquisition Proposal;

•
any change, in and of itself, in the price or trading volume of the shares of Common Stock (it being understood that the underlying facts giving rise or contributing to such change may be taken into account in determining whether there has been an Intervening Event, to the extent otherwise permitted by this definition);

•
the fact, in and of itself, that Avanos exceeds (or fails to meet) internal or published projections or guidance or any matter relating thereto or of consequence thereof (it being understood that the underlying facts giving rise or contributing to such change may be taken into account in determining whether there has been an Intervening Event, to the extent otherwise permitted by this definition); or

•
the timing of any consents, registrations, approvals, permits, clearances or authorizations required to be obtained prior to the Closing in connection with the Transactions.

Access to Information
Subject to applicable law and the confidentiality agreement between Avanos and AIP, LLC, from the date of the Merger Agreement until the earlier to occur of the Effective Time and the termination of the Merger Agreement in accordance with its terms, Avanos will, upon reasonable advance notice and subject to certain limitations set forth in the Merger Agreement:
•
afford Parent and its Representatives reasonable access during normal business hours to the offices, properties, personnel, and books and records of Avanos and its subsidiaries; and

•
furnish to Parent and its Representatives such financial and operating data and other information concerning the business and operations of Avanos and its subsidiaries as Parent and its Representatives may reasonably request.

Resignations
At the written request of Parent, Avanos will cause any director or officer of Avanos or any director or officer of any of Avanos’ subsidiaries to resign in such capacity, with such resignations to be effective as of the Effective Time.
Obligations of Merger Subsidiary
Parent is required to execute a written consent approving and adopting the Merger Agreement and the Transactions in its capacity as the sole stockholder of Merger Subsidiary and take all other actions necessary to cause Merger Subsidiary to perform its obligations under the Merger Agreement and to consummate the Merger and the other Transactions on the terms and conditions set forth in the Merger Agreement.
Voting of Shares
Parent will vote all shares of Common Stock beneficially owned by it or any of its subsidiaries (if any) in favor of the approval and adoption of the Merger Proposal at the Special Meeting.
Director and Officer Liability
Parent and the Surviving Corporation will:
•
indemnify and hold harmless, for at least six years after the Effective Time, each Indemnified Person in respect of acts or omissions occurring at or prior to the Effective Time arising out of or related to (i) their service as an officer or director of Avanos or its subsidiaries; or (ii) services performed by such Indemnified Person at the request of Avanos or its subsidiaries, in each case, to the fullest extent permitted by the DGCL or any other applicable law; and

•
cause to be maintained in effect, for six years after the Effective Time, provisions in the Surviving Corporation’s certificate of incorporation (or in such documents of any successor to the Surviving

Corporation) regarding elimination of liability of directors and officers, indemnification of officers, directors and employees, and advancement of expenses that are no less advantageous to the intended beneficiaries than the corresponding provisions in existence in the Certificate of Incorporation and the By-laws on the date of the Merger Agreement.
Parent and the Surviving Corporation will advance the reasonable out-of-pocket fees and expenses of any Indemnified Person (including the reasonable fees and expenses of counsel) prior to the final disposition of any legal proceeding that is the subject of the right to indemnification pursuant to the foregoing bullets; provided, however, that such Indemnified Person must undertake to reimburse the Surviving Corporation for all amounts so advanced if a court of competent jurisdiction determines, by a final, nonappealable order, that such Indemnified Person is not entitled to indemnification.
Prior to the Effective Time, Avanos will or, if Avanos is unable to, Parent will cause the Surviving Corporation as of the Effective Time to, obtain and fully pay the premium for the non-cancellable extension of the D&O Insurance, in each case for a claims reporting or discovery period of at least six years from and after the Effective Time with respect to any claim related to any period or time at or prior to the Effective Time (including in connection with the Merger Agreement or the Transactions or actions contemplated thereby) from an insurance carrier with the same or better credit rating as Avanos’ current insurance carrier with respect to D&O Insurance with terms, conditions, retentions and limits of liability that are no less favorable in the aggregate than the coverage provided under Avanos’ existing policies with respect to any actual or alleged error, misstatement, misleading statement, act, omission, neglect, breach of duty or any matter claimed against a director or officer of Avanos or any of its subsidiaries by reason of him or her serving in such capacity that existed or occurred at or prior to the Effective Time (including in connection with the Merger Agreement or the Transactions or actions contemplated by the Merger Agreement); provided that in no event will Avanos expend premium amounts, in the aggregate, for such “tail” insurance policies in excess of the Maximum Premium.
If Avanos or the Surviving Corporation for any reason fail to obtain such “tail” insurance policies as of the Effective Time, the Surviving Corporation will:
•
continue to maintain in effect, for a period of at least six years from and after the Effective Time, the D&O Insurance in place as of the date of the Merger Agreement with Avanos’ current insurance carrier or with an insurance carrier with the same or better credit rating as Avanos’ current insurance carrier with respect to D&O Insurance with terms, conditions, retentions and limits of liability that are no less favorable than the coverage provided under Avanos’ existing policies as of the date of the Merger Agreement; or

•
purchase from Avanos’ current insurance carrier or from an insurance carrier with the same or better credit rating as Avanos’ current insurance carrier with respect to D&O Insurance comparable D&O Insurance for such six-year period with terms, conditions, retentions and limits of liability that are no less favorable than as provided in Avanos’ existing policies as of the date of the Merger Agreement; provided that: (i) in no event will Parent or the Surviving Corporation be required to expend premium amounts, in the aggregate, for such policies in excess of the Maximum Premium; and (ii) if the aggregate premiums of such insurance coverage exceed the Maximum Premium, the Surviving Corporation will be obligated to obtain a policy with the greatest coverage available, with respect to matters occurring prior to the Effective Time, for a cost not exceeding such amount.

If Parent, the Surviving Corporation or any of their successors or assigns:
•
consolidates with or merges with or into any other Person and is not the continuing or surviving Person of such consolidation or merger; or

•
transfers or conveys all or substantially all of its properties and assets to any Person,

then, and in each such case, to the extent necessary, proper provision will be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, will assume the obligations set forth in the directors’ and officers’ liability covenants contained in the Merger Agreement.
Each Indemnified Person is a third-party beneficiary of the directors’ and officers’ liability covenants contained in the Merger Agreement, provided that such Indemnified Person undertakes to reimburse the

Surviving Corporation for all amounts so paid if a court of competent jurisdiction determines, by a final, nonappealable order, that such Indemnified Person is not entitled to indemnification. The rights of each Indemnified Person under such covenants:
•
are in addition to any rights such Indemnified Person may have under the Certificate of Incorporation or the By-laws or the certificate of incorporation or bylaws of any of Avanos’ subsidiaries made available to Parent, or under the DGCL or any other applicable law or under any agreement of any Indemnified Person with Avanos or any of its subsidiaries, and nothing in the Merger Agreement will modify, abridge, narrow or restrict any such rights; and

•
will survive consummation of the Merger and are intended to benefit, and will be enforceable by, each Indemnified Person, and such Indemnified Person’s successors, heirs and representatives.

Employee Matters
The Merger Agreement provides that, for a period of twelve months following the Effective Time (or, if earlier, until the date of termination of the relevant employee of Avanos or any of its subsidiaries who is employed immediately prior to the Effective Time and continues to be employed immediately following the Effective Time by Parent, the Surviving Corporation or a subsidiary thereof (each a “Continuing Employee”)), Parent will provide or cause the Surviving Corporation to provide to each Continuing Employee:
•
salary and target annual cash incentive opportunities that are each no less favorable than those provided to such Continuing Employee immediately prior to the Effective Time;

•
for any Continuing Employee whose employment is terminated by Parent or one of its affiliates (other than for cause, as determined by Parent), and who executes a customary release of claims, severance benefits that are no less favorable than provided to such Continuing Employee as in effect as of the date of the Merger Agreement, in each case as identified in the Avanos Disclosure Schedule; and

•
other employee benefits (including qualified retirement and welfare benefits) that are substantially comparable in the aggregate to those provided to such Continuing Employee by Avanos or its subsidiary immediately prior to the Effective Time.

In addition:
•
each Continuing Employee will be immediately eligible to participate, without any waiting time, in any and all plans of Parent, the Surviving Corporation or their respective affiliates (“Surviving Corporation Plans”) to the extent coverage under any such plan replaces coverage under a comparable benefit plan in which such Continuing Employee participates immediately prior to the Effective Time; and

•
each Continuing Employee’s service with Avanos or any of its subsidiaries (as well as service with any predecessor employer of Avanos or any such subsidiary, to the extent service with the predecessor employer is recognized by Avanos or such subsidiary) will be treated as service with Parent or any of its respective subsidiaries (provided, however, that such service need not be recognized to the extent that such recognition would result in any duplication of benefits for the same period of service) for purposes of eligibility, vesting, and level of benefits under all Surviving Corporation Plans (but not for benefit accrual under any defined benefit plan or retiree welfare benefit plan or vesting under any equity compensation plan).

With respect to any Surviving Corporation Plan that is a group health plan which any Continuing Employee is eligible to participate after the Effective Time, Parent will, and will cause the Surviving Corporation to, use commercially reasonable efforts to:
•
waive all limitations as to preexisting conditions and exclusions and waiting periods and actively-at-work requirements with respect to participation and coverage requirements applicable to such employees and their eligible dependents and beneficiaries, to the extent such limitations were waived, satisfied or did not apply to such employees or eligible dependents or beneficiaries under the corresponding welfare Employee Plan in which such employees participated immediately prior to the Effective Time; and

•
with respect to the plan year in which the Effective Time occurs, provide Continuing Employees and their eligible dependents and beneficiaries with credit for any co-payments and deductibles paid prior to the Effective Time in satisfying any analogous deductible or out-of-pocket maximum requirements to the extent applicable under any such plan.
With respect to the Continuing Employees, annual cash-based bonuses for the year in which the Effective Time occurs will pay out at the greater of (A) actual achievement against performance metrics, measured as of immediately prior to the Effective Time, or (B) their target levels.
With respect to any Continuing Employees whose principal place of employment is outside of the United States, Parent’s obligations with respect to such Continuing Employees will be modified to the extent necessary to comply with applicable law where such Continuing Employees primarily perform their duties.
Prior to the Closing, Avanos and its subsidiaries will use their commercially reasonable efforts to fully and timely satisfy any notice, information, advice, consultation, bargaining or similar obligations owed to the Continuing Employees and their representatives and any governmental authority under applicable law or Labor Agreement with respect to the Transactions.
The parties to the Merger Agreement agreed that all provisions contained in the employee matters covenant are solely for the benefit of the parties to the Merger Agreement, and that:
•
no (i) employee of Avanos (including any beneficiary or dependent thereof) or any of its subsidiaries, (ii) Continuing Employee or (iii) any other Person (including any beneficiary or dependent thereof) will be regarded for any purpose as a third party beneficiary of the Merger Agreement; and

•
no provision of the employee matters covenant: (i) creates rights in any such Persons in respect of any benefits that may be provided, directly or indirectly, under any Employee Plan or any compensation or benefit plan, program, agreement or policy of Parent or any of its subsidiaries or indicate any right to employment or continued employment for any period; or (ii) will (a) be construed or interpreted to prevent or restrict Parent from amending or terminating, or viewed as an amendment to, modification, termination or establishment of, any Employee Plan or compensation or benefit plan, program, agreement or policy of Parent or any of its subsidiaries, or (b) limit or prohibit Parent or any of its subsidiaries from amending, modifying, terminating or establishing any benefit or other compensation plan, program, agreement or policy.

Regulatory Authorizations and Consents
Subject to the terms and conditions of the Merger Agreement, Avanos and Parent will use their reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable law to consummate the Transactions, including:
•
preparing and filing as promptly as practicable with any governmental authority or other third party all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents, including under any applicable antitrust laws or foreign direct investment laws; and

•
obtaining and maintaining all approvals, consents, registrations, permits, authorizations, non-oppositions and other confirmations required to be obtained from any governmental authority or other third party that are necessary, proper or advisable to consummate the Transactions.

In furtherance and not in limitation of the foregoing, each of Parent and Avanos agreed to (i) make an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the Transactions as promptly as practicable and in any event within ten business days after the date of the Merger Agreement; (ii) make an appropriate filing (or enter pre-notification, as applicable) as promptly as practicable and in any event within 20 business days after the date of the Merger Agreement with respect to the Required Regulatory Approvals; and (iii) supply as promptly as practicable any additional information and documentary material requested by any governmental authority pursuant to the HSR Act or the Required Regulatory Approvals; and (iv) take all other actions necessary to cause the expiration or termination of the applicable waiting periods under the HSR Act and other applicable antitrust laws and foreign direct investment laws as soon as practicable.

In addition, the parties to the Merger Agreement agreed:
•
that Parent will pay all filing fees under the HSR Act and the antitrust laws and foreign direct investment laws that constitute the Required Regulatory Approvals;

•
that neither party will, and will cause their affiliates not to: (i) take any action reasonably expected to prevent the approval of any governmental authority with respect to the Transactions prior to the End Date, (ii) extend directly or indirectly any waiting period under the HSR Act (including by withdrawing and refiling any filing pursuant to the HSR Act) or (iii) enter into any agreement with a governmental authority to delay or not to consummate the Transactions;

•
that each party to the Merger Agreement will:

•
promptly notify the other parties to the Merger Agreement of any oral or written communication it receives from any governmental authority relating to regulatory authorizations and consents;

•
permit the other parties to the Merger Agreement to review in advance any written communication proposed to be made by such party (or its Representatives) to any governmental authority; and

•
provide the other parties to the Merger Agreement with copies of all correspondence, filings or other written communications between them or any of their Representatives, on the one hand, and any governmental authority, on the other hand, with respect to the Merger Agreement, subject to appropriate limitations on the exchange of competitively sensitive information consistent with applicable antitrust laws;

•
that no party to the Merger Agreement will agree to participate in any meeting or substantive discussion with any governmental authority in respect of any such filings, investigation or other inquiry unless:

•
to the extent reasonably practicable, it consults with the other parties to the Merger Agreement in advance; and

to the extent reasonably practicable and permitted by such governmental authority, it gives the other parties to the Merger Agreement the opportunity to attend and participate at such meeting; and
•
that subject to the confidentiality agreement between Avanos and AIP, LLC and to appropriate limitations on the exchange of competitively sensitive information consistent with applicable antitrust laws, the parties to the Merger Agreement will coordinate and cooperate fully with each other in exchanging such information and providing such assistance as the other parties to the Merger Agreement may reasonably request in connection with the foregoing and in seeking termination of any applicable waiting period.

Notwithstanding anything in the Merger Agreement to the contrary, Parent agreed, and agreed to cause its affiliates to:
•
take any and all steps, and make any and all undertakings, necessary to avoid or eliminate every impediment under any antitrust law or foreign direct investment law that may be asserted by any governmental authority with respect to the Transactions so as to enable the consummation of the Transactions to occur as soon as reasonably possible (and no later than the End Date), including proposing, negotiating, committing to and effecting by consent decree, hold separate order or otherwise, the sale, divestiture, licensing or disposition of such assets or businesses of Parent or its affiliates or otherwise taking or committing to take actions that limit Parent’s or its affiliates’ freedom of action with respect to, or their ability to retain or operate, any of the businesses, product lines or assets of Parent or its affiliates, in each case, as may be required in order to avoid the adoption or entry of, or to effect the dissolution or lifting of, any decisions, temporary restraining order or other Order in any proceeding which would otherwise have the effect of preventing or delaying the consummation of the Transactions; and

•
take any and all actions necessary to ensure that no (i) requirement for any non-action, consent or approval of the Federal Trade Commission, the Antitrust Division of the United States Department of Justice or other governmental authority; (ii) decree, judgment, injunction, temporary restraining order or any other order in any legal proceeding; or (iii) other matter relating to any antitrust or competition law, would prevent the Closing by the End Date.

Financing
Financing Covenants
Pursuant to the Merger Agreement, each of Parent and Merger Subsidiary agreed to use, and to cause their affiliates to use, its and their reasonable best efforts to cause the AIP Fund to fund, at the Closing upon the satisfaction (or waiver) of the conditions contained in the Equity Commitment Letter, the full amount of the equity financing commitment set forth in the Equity Commitment Letter. Pursuant to the Merger Agreement, Avanos agreed to use good faith efforts to provide, and to cause Avanos’ subsidiaries and its and their Representatives to use commercially reasonable efforts to provide, at Parent’s sole expense, reasonable and customary cooperation in connection with the arrangement of any debt financing and to satisfy the conditions to funding of such debt financing as may be reasonably requested by Parent. Neither the Company nor any of its subsidiaries nor any of their respective Representatives will be required to take any action that would subject such Person to actual or potential liability, to bear any cost or expense or to pay any commitment or other similar fee or incur any other liability or obligation in connection with the equity financing or any debt financing.
Parent will:
•
promptly reimburse Avanos and its subsidiaries for all reasonable and documented out-of-pocket expenses and costs incurred in connection with the cooperation of Avanos and its subsidiaries contemplated by the financing cooperation covenant in the Merger Agreement; and

•
indemnify and hold harmless Avanos, its subsidiaries and their respective directors, officers, employees, accountants, consultants, legal counsel, agents and other Representatives from and against any and all damage, loss and expense (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses in connection with any proceeding, whether involving a third party claim or a claim solely between the parties to the Merger Agreement) suffered or incurred by any of them in connection with any debt financing in connection with the Transactions and any information utilized in connection therewith, in each case other than to the extent any of the foregoing was suffered or incurred as a result of (i) gross negligence or willful misconduct of any such indemnified Person, or (ii) the material inaccuracy of any financial information provided by Avanos or any of its subsidiaries for use in connection with any debt financing in connection with the Transactions.

Treatment of Certain Indebtedness
Avanos must use commercially reasonable efforts to deliver to Parent, at least two business days prior to the Closing Date, duly executed, appropriate and customary payoff letters and release documentation necessary to release all related liens on the property and assets of the Company and its subsidiaries’ with respect to all Funded Indebtedness (as defined in the Merger Agreement) of the Company and its subsidiaries, which payoff letters:
•
specify the aggregate amount required to repay in full such Funded Indebtedness;

•
provide for the automatic termination of any liens on the property or other assets of the Company or any of its subsidiaries securing such Funded Indebtedness and release of all guarantees under the Funded Indebtedness;

•
authorize Avanos and its subsidiaries, as applicable, and their respective designees or representatives to file all UCC termination statements and releases necessary to evidence release of any such liens; and

•
are in form and substance reasonably acceptable to Parent.

Public Announcements
Parent and the Company must:
•
consult with each other before issuing any press release, having any communication with the press (whether or not for attribution), making any other public statement or scheduling any press conference or conference call with investors or analysts with respect to the Merger Agreement or the Transactions; and

•
not issue any press release or make any other public statement or schedule any press conference or conference call without the consent of the other party (except in respect of any public statement or press release as may be required by applicable law or any listing agreement with or rule of any national securities exchange or association (in which case the party required to issue the release or make the announcement must use reasonable efforts to provide the other party with a reasonable opportunity to review and comment on such release or announcement in advance of its issuance and must give reasonable and good faith consideration to any such comments proposed by the other party)).

Section 16 Matters
Prior to the Effective Time, the Company must take all such steps as may be required to cause the Transactions and any disposition of Common Stock (including derivative securities with respect to Common Stock) in connection with the Transactions by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act.
Transaction Litigation
Avanos must:
•
provide Parent with prompt notice of the commencement of any stockholder litigation brought or threatened in writing against the Company or its directors or officers relating to the Transactions (other than litigation relating to Dissenting Shares);

•
keep Parent reasonably informed with respect to the status thereof (including by providing copies of all material documents with respect thereto) and at Parent’s request, update Parent with respect to all material developments and strategy decisions with respect to such litigation;

•
consult with Parent regarding, and give Parent the right to participate in, the defense, negotiation or settlement of any such litigation (to the extent that the attorney-client privilege between the Company and its counsel is not undermined or otherwise affected) and the Company must give reasonable and good faith consideration to Parent’s advice with respect to such litigation;

•
give Parent a reasonable opportunity to review and consider in good faith any comments that Parent or its Representative may timely provide with respect to any document production in connection with any such litigation; and

•
not settle any such litigation without Parent’s prior written consent (such consent not to be unreasonably withheld, delayed or conditioned).

Takeover Laws
Each of Parent, Merger Subsidiary and the Company and the members of their respective Boards of Directors must use their respective reasonable best efforts to ensure that any restrictions on business combinations contained in any Takeover Law (as defined in the Merger Agreement) (or provision in the Certificate of Incorporation or the By-laws (including, for the avoidance of doubt, Article IV of the Certificate of Incorporation) are not and do not become applicable to the Merger Agreement, or the Transactions.
If the restrictions on business combinations in any Takeover Law (or provision in the Certificate of Incorporation or the By-laws) becomes, or may purport to be, applicable to the Merger Agreement, or the Transactions, each of Parent, Merger Subsidiary and the Company and the members of their respective Boards of Directors must:

•
use their respective reasonable best efforts to grant such approvals and take such actions as are necessary so that the Transactions may be consummated by the date required by the Merger Agreement, and on the terms and conditions contemplated by, the Merger Agreement; and

•
otherwise act to lawfully eliminate the restrictions on business combinations contained in any Takeover Law or provision in the Certificate of Incorporation or the By-laws (including, for the avoidance of doubt, Article IV of the Certificate of Incorporation).

The Company agreed that, effective as of the receipt of the Company Stockholder Approval, Parent and its affiliates will automatically and without any further action by any party, be released from the use restrictions and “standstill” provisions contained in the confidentiality agreement between Avanos and AIP, LLC.
Stock Exchange Delisting; Deregistration
Prior to the Effective Time, the Company must cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable laws and rules and policies of the NYSE to enable the delisting of the Common Stock from the NYSE and the deregistration of the Common Stock under the Exchange Act as promptly as practicable after the Effective Time, and in any event no more than ten days after the Closing Date.
Conditions to the Closing
Conditions to Each Party’s Obligations to Effect the Merger
Each party’s obligations to effect the Merger are subject to the satisfaction or waiver (where permissible pursuant to applicable law) of the following conditions at or prior to the Closing:
•
the Company must have obtained the Company Stockholder Approval;

•
no applicable law (whether temporary, preliminary or permanent) that restrains, enjoins, renders illegal or otherwise prohibits the consummation of the Merger may remain in effect; and

•
(i) any applicable waiting period relating to the Merger must have expired or been terminated under the HSR Act, (ii) any commitment or agreement with any governmental authority in the United States or any Required Government Authorities to delay the Closing, or to not consummate the Merger before a certain date, must have expired or terminated, and (iii) all Required Regulatory Approvals must have been obtained and remain in full force and effect.

Conditions to Parent’s and Merger Subsidiary’s Obligations to Effect the Merger
In addition, the obligations of Parent and Merger Subsidiary to effect the Merger are subject to the satisfaction or waiver (where permissible pursuant to applicable law) of the following conditions at or prior to the Closing:
•
Avanos must have performed and complied in all material respects with all of its covenants, obligations and agreements under the Merger Agreement required to be performed or complied with by it at or prior to the Closing;

•
each of the representations and warranties of Avanos contained in the Merger Agreement regarding certain aspects of the capitalization of Avanos (as set forth in specified sections of the Merger Agreement) and takeover laws must have been true and correct in all respects at and as of the date of the Merger Agreement and must be true and correct in all respects at and as of the Closing, (other than representations and warranties that by their terms address matters only as of another specified time, which must have been true as of such time), other than de minimis inaccuracies in representations and warranties of Avanos regarding its outstanding shares of stock and other outstanding securities;

•
each of the representations and warranties of Avanos contained in the Merger Agreement regarding corporate authorization, organizational documents, the issuance of stock and equity awards, voting trusts and proxies, and affiliate transactions (disregarding all materiality and Material Adverse Effect qualifications contained therein) must have been true and correct in all material respects at and as of the date of the Merger Agreement and must be true and correct in all material respects at and as of the Closing (other than representations and warranties that by their terms address matters only as of another specified time, which must have been so true as of such time);
•
each of the other representations and warranties of Avanos contained in the Merger Agreement (disregarding all materiality and Material Adverse Effect qualifications contained therein) must have been true and correct at and as of the date of the Merger Agreement and must be true and correct at and as of the Closing (other than representations and warranties that by their terms address matters only as of another specified time, which must have been true as of such time), except for any failures of such representations and warranties to be true and correct as have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

•
since the date of the Merger Agreement, there must not have been a Material Adverse Effect; and

•
Parent must have received a certificate signed by an executive officer of Avanos, certifying that the conditions described in the preceding five bullets have been satisfied.

Conditions to Avanos’ Obligations to Effect the Merger
In addition, the obligations of Avanos to effect the Merger are subject to the satisfaction or waiver (where permissible pursuant to applicable law) of the following conditions at or prior to the Closing:
•
each of Parent and Merger Subsidiary must have performed and complied in all material respects with all of its covenants, obligations and agreements under the Merger Agreement required to be performed or complied with by it at or prior to the Closing;

•
each of the representations and warranties of Parent contained in the Merger Agreement regarding the corporate existence and power, corporate authorization and brokers (disregarding all materiality and Parent Material Adverse Effect qualifications contained therein) must have been true and correct in all material respects at and as of the date of the Merger Agreement and must be true and correct in all material respects at and as of the Closing (other than representations and warranties that by their terms address matters only as of another specified time, which must have been so true as of such time);

•
each of the other representations and warranties of Parent contained in the Merger Agreement (disregarding all materiality and Parent Material Adverse Effect qualifications contained therein) must have been true and correct at and as of the date of the Merger Agreement and must be true and correct at and as of the Closing (other than representations and warranties that by their terms address matters only as of another specified time, which must have been true as of such time), except for any failures of such representations and warranties to be true and correct as have not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect; and

•
the Company must have received a certificate signed by an executive officer of Parent, certifying that the conditions described in the preceding three bullets have been satisfied.

Termination of the Merger Agreement
Termination by Mutual Consent
The Merger Agreement may be terminated at any time prior to the Effective Time by the mutual written agreement of Avanos and Parent.
Termination by Either Avanos or Parent
The Merger Agreement may be terminated at any time prior to the Effective Time by either Avanos or Parent if:
•
the Merger has not been consummated on or before the End Date; provided, however, that the right to terminate the Merger Agreement pursuant to this bullet will not be available to any party to the Merger Agreement if the failure of the Merger to be consummated by the End Date was primarily caused by such party’s breach of any provision of the Merger Agreement;

•
any Order permanently restraining, enjoining, rendering illegal or otherwise prohibiting consummation of the Merger becomes final and non-appealable; provided, however, that the right to terminate the Merger Agreement pursuant to this bullet will not be available to a party if the issuance, enforcement or entry of any such Order, or such Order becoming final and non-appealable, was primarily caused by such party’s breach of any provision of the Merger Agreement; or

•
at the Special Meeting (including any adjournment or postponement thereof in accordance with the Merger Agreement) the Company Stockholder Approval is not obtained.

Termination by Parent
The Merger Agreement may be terminated at any time prior to the Effective Time by Parent if:
•
prior to obtaining the Company Stockholder Approval, an Adverse Recommendation Change occurs; or

•
there has been (i) a breach by Avanos of any covenant, obligation or agreement set forth in the Merger Agreement or (ii) any failure of any representation or warranty of Avanos set forth in the Merger Agreement to be true or correct, in each case such that (A) the closing conditions contained in the Merger Agreement related to the accuracy of representations and warranties or performance of the covenants would not be satisfied and (B) such breach or failure is not curable within thirty days, or, if curable, is not cured within thirty days after Parent provides notice of such breach or failure to Avanos; provided, however, that the right to terminate the Merger Agreement pursuant to this bullet will not be available to Parent if (i) Parent or Merger Subsidiary is then in breach of any covenant, obligation or agreement contained in the Merger Agreement or (ii) any representation or warranty of Parent or Merger Subsidiary contained in the Merger Agreement is untrue or incorrect, in each case that would result in a failure of the conditions to Avanos’ obligation to consummate the Merger.

Termination by Avanos
The Merger Agreement may be terminated at any time prior to the Effective Time by Avanos if:
•
there has been (i) a breach by Parent or Merger Subsidiary of any covenant, obligation or agreement set forth in the Merger Agreement or (ii) any failure of any representation or warranty of Parent or Merger Subsidiary set forth in the Merger Agreement to be true or correct, in each case such that (A) the closing conditions contained in the Merger Agreement related to the accuracy of representations and warranties or performance of the covenants would not be satisfied and (B) such breach or failure is not curable within thirty days, or, if curable, is not cured within thirty days after Avanos provides notice of such breach or failure to Parent; provided, however, that the right to terminate the Merger Agreement pursuant to this bullet will not be available to Avanos if (i) Avanos is then in breach of any covenant, obligation or agreement contained in the Merger Agreement or (ii) any representation or warranty of Avanos contained in the Merger Agreement is untrue or incorrect, in each case that would result in a failure of the conditions to Parent’s and Merger Subsidiary’s obligations to consummate the Merger; or

•
prior to obtaining the Company Stockholder Approval, Avanos receives a Superior Proposal and enters into a definitive Alternative Acquisition Agreement concerning a Superior Proposal in accordance with the provisions of the Merger Agreement governing Superior Proposals; provided, that concurrently with such termination, Avanos pays the Company Termination Fee to Parent.

Effect of Termination
If the Merger Agreement is validly terminated pursuant to the termination provisions described above, then subject to the limitations on liability set forth in the Merger Agreement, the Merger Agreement will become void and of no further force or effect and the Transactions will be abandoned and each of the parties to the Merger Agreement will be relieved of its duties and obligations arising under the Merger Agreement from and after the date of such termination and such termination will be without liability of any party to the Merger Agreement (or any stockholder or Representative of such party) to any other party thereto, except that:

•
subject to certain limitations, the following will survive the termination of the Merger Agreement:

•
(a) the provisions of the Merger Agreement governing (i) the effect of termination and (ii) public announcements and (b) the Merger Agreement’s miscellaneous provisions (other than those miscellaneous provisions governing the specific performance of any obligations to consummate the Closing) (and the corresponding definitions of any defined terms used in each of those sections);

•
Parent’s Financing Obligations (as defined in the Merger Agreement); and

•
neither the Company nor Parent will be relieved or released from any liabilities or damages (which the parties to the Merger Agreement acknowledged and agreed will not be limited to reimbursement of expenses or out-of-pocket costs, and may include the benefit of the bargain lost by a party’s stockholders) arising out of its fraud or Willful Breach (as defined below) occurring prior to termination of the Merger Agreement.

For purposes of this proxy statement and the Merger Agreement, “Willful Breach” means any material breach of any of the representations, warranties, covenants or agreements set forth in the Merger Agreement that is the consequence of an action or omission by any party if such party knew or should have known that the taking of such action or the failure to take such action would be a breach of such representation, warranty, covenant or agreement set forth in the Merger Agreement.
Termination Fees
Avanos will be required to pay Parent the Company Termination Fee of $37,500,000 if:
•
prior to obtaining the Company Stockholder Approval, Parent terminates the Merger Agreement following the occurrence of an Adverse Recommendation Change; or

•
prior to obtaining the Company Stockholder Approval, Avanos terminates the Merger Agreement to enter into a definitive Alternative Acquisition Agreement with respect to a Superior Proposal.

In addition, Avanos will be required to pay the Company Termination Fee to Parent if:
•
the Merger Agreement is terminated:

•
by Parent or the Company:

•
because the Merger has not been consummated on or before the End Date where such failure was not primarily caused by a breach by Parent of any provision of the Merger Agreement; or

•
because the Company Stockholder Approval is not obtained at the Special Meeting; or

•
by Parent because (i) Avanos breached any covenant, obligation or agreement contained in the Merger Agreement or (ii) if there is a failure of any representation or warranty of Avanos contained in the Merger Agreement, in each case such that (A) the closing conditions contained in the Merger Agreement related to the accuracy of representations and warranties or performance of the covenants would not be satisfied, and (B) such breach or failure is not curable or cured within thirty days, or, if curable, is not cured within thirty days of the Company’s receipt of notice thereof from Parent; and

•
each of the following conditions is satisfied:

•
after the date of the Merger Agreement and prior to (i) the Special Meeting (in the case of a termination as a result of a failure to obtain the Company Stockholder Approval) or (ii) the termination of the Merger Agreement (in the case of a termination for the other reasons listed in the bullets above), an Acquisition Proposal must have been publicly announced (or become publicly known) or otherwise communicated to the Board of Directors (or a committee of the Board of Directors) or the Company Stockholders and, in any such case, not publicly and irrevocably withdrawn; and

•
within twelve months following the date of such termination, an Acquisition Proposal must have been consummated or the Company must have entered into a definitive agreement for an

Acquisition Proposal that is subsequently consummated (provided, that for purposes of this bullet, each reference to “20%” in the definition of Acquisition Proposal will be deemed to be a reference to “50%”).
Enforcement Expenses
If Avanos fails to promptly pay the Company Termination Fee, and in order to obtain such payment Parent commences a legal proceeding against Avanos that results in a judgment for monetary damages against Avanos requiring Avanos to pay any such amount, Avanos must also pay the costs and expenses incurred by Parent in connection with such proceeding, together with interest at the prime rate from the date the Company Termination Fee was required to be paid until the payment date, up to the $5,000,000 Expenses Cap.
If the Company commences a legal proceeding against Parent or Merger Subsidiary in accordance with the Merger Agreement that results in a judgment for monetary damages against Parent or Merger Subsidiary, Parent must also pay the costs and expenses incurred by Avanos in connection with such proceeding, together with interest at the prime rate from the date of termination until the payment date, up to the Expenses Cap.
Limitations on Liability
Limitations on Parent’s Liability
Notwithstanding anything to the contrary in the Merger Agreement, but subject to the last sentence of this section, the Company’s right to: (i) an order of specific performance against Parent prior to the termination of the Merger Agreement as permitted by and subject to the requirements of the Merger Agreement; (ii) enforce or collect on, as applicable, the Financing Obligations of Parent in accordance with the Merger Agreement; and (iii) following termination of the Merger Agreement by either party, seek monetary damages (with respect to the enforcement expenses discussed above, subject to the Expenses Cap) from Parent and to enforce the Equity Commitment Letter against the AIP Fund in the event of Parent’s or Merger Subsidiary’s fraud or Willful Breach of the Merger Agreement prior to termination of the Merger Agreement, will be the Company’s sole and exclusive remedy (whether at law, in equity, in contract, in tort or otherwise) against any of (A) Parent, Merger Subsidiary, or the AIP Fund, (B) the former, current or future direct or indirect holders of any equity, partnership or limited liability company interest in, or any controlling persons, directors, officers, employees, agents, attorneys, affiliates, members, managers, general or limited partners, stockholders or assignees of Parent, Merger Subsidiary or the AIP Fund, or (C) any former, current or future direct or indirect holders of any equity, partnership or limited liability company interest in, or any controlling persons, directors, officers, employees, agents, attorneys, affiliates, debt financing sources, members, managers, general or limited partners, stockholders or assignees of any of the foregoing (collectively, the “Parent Group”) in respect of the Merger Agreement, any agreement executed in connection with the Merger Agreement, including the Equity Commitment Letter, and the Transactions. In no event will the Company be entitled to both (x) payment of any monetary damages and (y) a grant of specific performance of the Merger Agreement or any other equitable remedy against Parent and Merger Subsidiary that results in the Closing.
Limitations on Avanos’ Liability
Notwithstanding anything to the contrary in the Merger Agreement, but subject to the below, the right of Parent and Merger Subsidiary to: (i) an order of specific performance against Avanos prior to the termination of the Merger Agreement as permitted by and subject to the requirements of the Merger Agreement or (ii) either (A) receive the Company Termination Fee, to the extent payable pursuant to the Merger Agreement, or (B) following termination of the Merger Agreement by either party, seek monetary damages (with respect to the enforcement expenses discussed above, subject to the Expenses Cap) from Avanos in the event of Avanos’ fraud or Willful Breach of the Merger Agreement prior to termination of the Merger Agreement, will be Parent and Merger Subsidiary’s sole and exclusive remedy (whether at law, in equity, in contract, in tort or otherwise) against (1) Avanos and its subsidiaries, (2) the former, current or future direct or indirect holders of any equity, partnership or limited liability company interest in, or any controlling persons, directors, officers, employees, agents, attorneys, affiliates, members, managers, general or limited partners, stockholders or assignees of Avanos or its subsidiaries, or (3) any former, current or future direct or indirect holders of any equity, partnership or limited liability company interest in, or any controlling persons, directors, officers, employees, agents, attorneys, affiliates, members, managers, general or limited partners, stockholders or assignees of any of the foregoing (collectively, the “Company Group”) in respect of the Merger Agreement, any agreement executed in connection with the Merger Agreement and the Transactions, including any breach or termination of the Merger Agreement or any such other agreement and the failure of the Merger or any such other transaction to be consummated.
Notwithstanding the foregoing, in no event will Parent or Merger Subsidiary be entitled to:
•
payment of both monetary damages and the Company Termination Fee; or

•
both (x) payment of any monetary damages or the Company Termination Fee, as applicable, and (y) a grant of specific performance of the Merger Agreement or any other equitable remedy against Avanos that results in the Closing.

Amendments and Waivers
Any provision of the Merger Agreement may be amended or waived prior to the Effective Time if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to the Merger Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective; provided that after the Company Stockholder Approval has been obtained there will be no amendment or waiver that would require the further approval of the Company Stockholders under the DGCL without such approval having first been obtained. No failure or delay by any party to the Merger Agreement in exercising any right, power or privilege thereunder will operate as a waiver of such right, power or privilege, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of the parties to the Merger Agreement are cumulative and are not exclusive of any rights or remedies provided by applicable law.
Specific Performance
The parties to the Merger Agreement agreed that irreparable damage would occur in the event any provision of the Merger Agreement were not performed in accordance with the terms thereof and that any breach of the Merger Agreement would not be adequately compensated by monetary damages, and that, prior to the valid termination of the Merger Agreement, such parties will be entitled to an injunction or injunctions to prevent breaches of the Merger Agreement or to enforce specifically the performance of the terms and provisions of the Merger Agreement, without proof of actual damages or inadequacy of legal remedy and without bond or other security being required, in addition to any other remedy to which they are entitled at law or in equity. The pursuit of specific enforcement by any party to the Merger Agreement will not be deemed an election of remedies or waiver of the right to pursue any other right or remedy (whether at law or in equity) to which such party may be entitled at any time. In addition, Avanos may cause Parent to fully enforce the terms of the Equity Commitment Letter against the AIP Fund and to cause the equity financing to be funded under the Equity Commitment Letter.
Third Party Beneficiaries
Except as set forth in the Merger Agreement, the parties agreed that their respective representations, warranties and covenants set forth in the Merger Agreement are solely for the benefit of the other parties in accordance with and subject to the terms of the Merger Agreement. The Merger Agreement was not intended to, and will not, confer upon any other Person any rights or remedies under the Merger Agreement, except (i) the rights of Indemnified Persons as set forth in or contemplated by the provisions of the Merger Agreement related to indemnification, exculpation and advancement of expenses and (ii) from and after the Effective Time, the rights of holders of shares of Common Stock, Company TRSUs, Company PRSUs or Company options to receive the Merger Consideration.
In addition, Avanos is an express third-party beneficiary of the Equity Commitment Letter solely with respect to enforcing Parent’s right to cause the commitment under the Equity Commitment Letter by the AIP Fund to be funded to Parent in accordance with the Equity Commitment Letter, solely to the extent Parent can enforce the equity commitment under the terms of the Equity Commitment Letter

CERTAIN BENEFICIAL OWNERS OF COMMON STOCK
The following table sets forth information known to the Company regarding the beneficial ownership of Common Stock as of June 5, 2026, the most recent practicable date prior to the Record Date:
•
each person who is the beneficial owner of more than 5% of the outstanding shares of Common Stock;

•
each of the Company’s current named executive officers and directors; and

•
all officers and directors of the Company, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including securities that such he, she or it has the right to acquire within 60 days, including options exercisable within 60 days. Restricted stock units that do not vest within 60 days of June 5, 2026 or upon consummation of the Merger are not included in the beneficial ownership percentage. Except as described in the footnotes below and subject to applicable community property laws and similar laws, the Company believes that each person listed below has sole voting and investment power with respect to such shares.
The beneficial ownership of Common Stock is based on 46,847,816 shares of Common Stock issued and outstanding as of June 5, 2026. Unless otherwise indicated, the Company believes that all persons named in the table below have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.
Name of Beneficial Owner	Number of Shares of Common Stock(1)(2)	Percentage of Shares of Common Stock
Directors and Named Executive Officers
Gary D. Blackford(3)(4)	119,590	*
Sigfrido Delgado(5)	175,148	*
Dr. Lisa Egbuonu-Davis(3)	13,811	*
Indrani L. Franchini(3)	4,817	*
Scott M. Galovan(5)	316,596	*
Michael C. Greiner	0	*
Kerr W. Holbrook(5)	132,603	*
Mojirade A. James(5)	122,540	*
Warren J. Machan	0	*
Patrick J. O’Leary(3)	54,640	*
David C. Pacitti(5)	1,028,706	2.15%
Jason M. Pickett(5)	68,373	*
Dr. Julie Shimer(3)	50,090	*
All current directors and executive officers as a group (9 persons)(6)	1,831,771	3.78%
Other Beneficial Holders
BlackRock, Inc.(7)	6,826,353	14.57%

(1)
Except as otherwise specified, the directors and executive officers have sole voting and investment power with respect to the shares listed.

(2)
A portion of the shares owned by certain executive officers and directors may be held in margin accounts at brokerage firms. Under the terms of the margin account agreements, stocks and other assets held in these accounts may be pledged to secure margin obligations. As of the date of this proxy statement, none of the executive officers or directors have any outstanding margin obligations under any of these accounts.

(3)
For each Outside Director, share amounts include restricted share units granted under our Outside Directors’ Compensation Plan. These awards are restricted and may not be transferred, pledged or sold until the outside director retires from or otherwise terminates service on the Board.

(4)
Of these shares, 40,000 shares are held in trusts for the benefit of certain immediate family members of Mr. Blackford. Mr. Blackford is co-trustee of such trusts. He disclaims beneficial ownership of these shares except to the extent of his pecuniary interest.

(5)
Share amounts for the individuals named below include TRSUs, PRSUs and stock options held by them that will accelerate and vest in connection with the Merger, as indicated below and as described above under “Treatment of Company Equity Awards.”

	TRSUs (#)	PRSUs (#)	Stock Options (#)
David C. Pacitti	270,774	467,148	239,354
Scott M. Galovan	86,918	104,156	90,668
Sigfrido Delgado	40,335	59,973	59,434
Jason M. Pickett	16,197	24,348	—
Kerr W. Holbrook	—	39,389	41,199
Mojirade A. James	—	33,056	49,088

(6)
All directors, nominees and executive officers as a group does not include: (i) Michael C. Greiner, whose employment with the Company terminated effective April 18, 2025; (ii) Warren J. Machan, whose consulting relationship with the Company terminated effective April 30, 2025; (iii) Kerr W. Holbrook, whose employment with the Company terminated effective December 1, 2025; and (iv) Mojirade A. James, whose employment with the Company terminated effective December 1, 2025.

(7)
The address, number and percentage of shares of Common Stock beneficially owned by BlackRock, Inc. (“BlackRock”) are based on the Schedule 13G/A filed by BlackRock with the SEC on April 30, 2025. According to the filing, BlackRock had sole voting power with respect to 6,738,836 shares, sole dispositive power with respect to 6,826,353 shares, shared voting power with respect to 0 shares and shared dispositive power with respect to 0 shares, and its address is 50 Hudson Yards, New York, NY 10001.

THE MERGER PROPOSAL
The Proposal
The Company is asking you to approve and adopt the Merger Agreement and approve the consummation of the Transactions, including the Merger.
Vote Required and Board Recommendation
The approval of the Merger Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon. Abstentions or the failure of a Company Stockholder to vote (including the failure of a Company Stockholder who holds shares in “street name” to give any voting instructions to their bank or broker) will have the same effect as a vote “AGAINST” the Merger Proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE MERGER PROPOSAL.

THE ADVISORY COMPENSATION PROPOSAL
The Proposal
As required by Section 14A of the Exchange Act, the Company is providing Company Stockholders with the opportunity to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to Avanos’ NEOs that is based on or otherwise relates to the Merger, as disclosed pursuant to Item 402(t) of Regulation S-K in the section entitled “The Merger — Interests of Avanos’ Directors and Executive Officers in the Merger — Quantification of Payments and Benefits to Avanos’ Named Executive Officers.”
Vote Required and Board Recommendation
The approval of the Advisory Compensation Proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock that are present at the Special Meeting (in person or by proxy) and entitled to vote on the Advisory Compensation Proposal. Accordingly, a failure to vote or a broker non-vote, if any, will not have any effect on the Advisory Compensation Proposal, except to the extent that it results in there being insufficient shares present in person or represented by proxy at the Special Meeting to establish a quorum. An abstention, however, will count as a vote “AGAINST” the Advisory Compensation Proposal.
The Company believes that the information regarding compensation that may be paid or become payable to Avanos’ NEOs that is based on or otherwise relates to the Merger is reasonable and demonstrates that the Company’s executive compensation program was designed appropriately and structured to ensure the retention of talented executive officers and a strong alignment with the long-term interests of the Company Stockholders. This vote is not intended to address any specific item of compensation, but rather the overall compensation that has, will or may be paid or become payable to Avanos’ NEOs that is based on or otherwise relates to the Merger. In addition, this vote is separate and independent from the vote of stockholders to approve the completion of the Merger. The Company asks that Company Stockholders vote “FOR” the following resolution:
“RESOLVED, that the compensation that may be paid or become payable to Avanos’ named executive officers that is based on or otherwise relates to the Merger, as disclosed pursuant to Item 402(t) of Regulation S-K in the section of this proxy statement entitled “The Merger — Interests of Avanos’ Directors and Executive Officers in the Merger — Quantification of Payments and Benefits to Avanos’ Named Executive Officers,” including the tables, associated footnotes and narrative discussion, is hereby APPROVED on a non-binding, advisory basis.”
This vote is advisory, and, therefore, it will not be binding on the Company, nor will it overrule any prior decision or require the Board of Directors (or any committee thereof) to take any action. Because the Merger-related executive compensation that may be paid or become payable to Avanos’ NEOs that is based on or otherwise relates to the Merger is based on the terms of the Merger Agreement as well as the contractual arrangements with the Avanos’ NEOs, such compensation may be paid or become payable, regardless of the outcome of this advisory vote, if the Merger Proposal is approved (subject only to the contractual conditions applicable thereto). However, the Board of Directors values the opinions of the Company Stockholders, and to the extent that there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, the Board of Directors will consider stockholders’ concerns. The Board of Directors will consider the affirmative vote of the holders of a majority of the shares present at the Special Meeting (in person or by proxy) and entitled to vote on the Advisory Compensation Proposal that are cast “FOR” the foregoing resolution at the Special Meeting as advisory approval of the compensation that may be paid or become payable to Avanos’ NEOs that is based on or otherwise relates to the Merger.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADVISORY COMPENSATION PROPOSAL.

ADJOURNMENT PROPOSAL
The Proposal
The Company is asking you to approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes cast at the Special Meeting to approve the Merger Proposal. If the Company Stockholders approve the Adjournment Proposal, the Company could adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from Company Stockholders that have previously returned properly executed proxies voting against the Merger Proposal (other than in respect of any proposal for which the vote has been taken and the polls have been closed at the Special Meeting). Among other things, approval of the Adjournment Proposal could mean that, even if the Company had received proxies representing a sufficient number of votes against the Merger Proposal such that the Merger Proposal would be defeated, the Company could adjourn the Special Meeting without a vote on the Merger Proposal and seek to convince the holders of those shares of Common Stock to change their votes to votes in favor of any such proposal. Additionally, the Company may seek to adjourn the Special Meeting if a quorum is not present at the Special Meeting.
Vote Required and Board Recommendation
The approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock that are represented at the Special Meeting. Accordingly, a failure to vote, will not have any effect on the Adjournment Proposal, except to the extent that it results in there being insufficient shares present in person or represented by proxy at the Special Meeting to establish a quorum. An abstention, however, will have the same effect as a vote “AGAINST” the Adjournment Proposal. The failure of a beneficial owner to instruct their bank or brokerage firm how to vote the stockholder’s shares will not have any effect on the outcome of the Adjournment Proposal, except to the extent that it results in there being insufficient shares present in person or represented by proxy at the Special Meeting to establish a quorum. If a beneficial owner instructs their bank or brokerage firm how to vote with respect to either the Merger Proposal or the Advisory Compensation Proposal, but not the Adjournment Proposal, however, it will have the same effect as a vote “AGAINST” the Adjournment Proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.
OTHER MATTERS
As of the date of this proxy statement, the Board of Directors knows of no matters that will be presented for consideration at the Special Meeting other than as described in this proxy statement.

APPRAISAL RIGHTS
If the Merger is consummated, a holder of Common Stock who does not vote in favor of the Merger Proposal and who properly demands appraisal of their shares of Common Stock, who does not effectively withdraw its demand or waive or lose the right to appraisal, and who otherwise complies with the requirements for perfecting and preserving appraisal rights, will be entitled to seek appraisal of his, her or its shares in connection with the Merger under Section 262 of the DGCL.
The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262 of the DGCL, a copy of which is attached to this proxy statement as Annex C and is publicly available, without subscription or cost, at https://delcode.delaware.gov/title8/c001/sc09/index.html. The following summary does not constitute any legal or other advice and does not constitute a recommendation that a holder of Common Stock exercise its appraisal rights under Section 262 of the DGCL. Only a holder of record of shares of Common Stock is entitled to demand appraisal rights for the shares registered in that holder’s name. A person having a beneficial interest in shares of Common Stock held of record in the name of another person, such as a bank, broker, trust or other nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect appraisal rights. If you hold your shares of Common Stock through a bank, broker, trust or other nominee and you wish to exercise appraisal rights or wish to preserve the right to do so, you should consult with your bank, broker, trust or the other nominee.
Under Section 262 of the DGCL, a holder of shares of Common Stock who (1) does not vote in favor of the Merger Proposal; (2) continuously is the record holder of such shares from the date of the making of the demand through the effective date of the Merger; and (3) otherwise follows the procedures set forth in Section 262 of the DGCL, may be entitled to have their shares of Common Stock appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of the shares of Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest to be paid, if any, on the amount determined to be fair value, as determined by the Delaware Court of Chancery. The “fair value” of the shares of Common Stock as determined by the Delaware Court of Chancery may be more than, the same as, or less than the per share consideration that the Company Stockholders are otherwise entitled to receive under the Merger Agreement.
Under Section 262 of the DGCL, where a merger agreement is to be submitted for adoption and approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, must notify each of its stockholders entitled to appraisal rights that appraisal rights are available and include in the notice a copy of Section 262 of the DGCL. This proxy statement constitutes notice to holders of Common Stock that appraisal rights are available in connection with the Merger, and the full text of Section 262 of the DGCL is attached to this proxy statement as Annex C. In connection with the Merger, any holder of shares of Common Stock who wishes to exercise appraisal rights, or who wishes to preserve such holder’s right to do so, should review Section 262 of the DGCL carefully and consult with legal and financial advisors. Strict compliance with the procedures set forth in Section 262 of the DGCL is required, and failure to strictly comply with the requirements of Section 262 of the DGCL in a timely and proper manner will result in the withdrawal, loss or waiver of appraisal rights under the DGCL. A holder of Common Stock who loses his, her or its appraisal rights will be entitled to receive the Merger Consideration described in the Merger Agreement. Moreover, because of the complexity of the procedures for exercising the right to seek appraisal of shares of Common Stock, the Company encourages a Company Stockholder considering exercising such rights to seek the advice of legal counsel.
A Company Stockholder wishing to exercise the right to seek an appraisal of their shares of Common Stock must do ALL of the following:
•
the Company Stockholder must not vote or submit a proxy in favor of the Merger Proposal;

•
the Company Stockholder must deliver to the Company a written demand for appraisal before the vote on the Merger Proposal at the Special Meeting and be a Company Stockholder of record at the time of the making of such demand;

•
the Company Stockholder must continuously hold the shares of Common Stock from the date of making the demand through the effective date of the Merger (a Company Stockholder will withdraw, lose or waive appraisal rights if the Company Stockholder transfers the shares before the effective date of the Merger); and

•
a Company Stockholder of record, a beneficial owner of shares as to which the record holder has duly demanded appraisal or the surviving company must file a petition in the Delaware Court of Chancery requesting a determination of the fair value of the shares of Common Stock within 120 days after the effective date of the Merger. The Surviving Corporation is under no obligation to file any such petition and has no intention of doing so. Accordingly, it is the Company Stockholder’s obligation to initiate all necessary action to perfect his, her or its appraisal rights in respect of his, her or its shares of Common Stock within the time prescribed in Section 262 of the DGCL.

Filing Written Demand
Any record holder of shares of Common Stock wishing to exercise appraisal rights must deliver to the Company, before the vote on the Merger Proposal at the Special Meeting at which the Merger Proposal will be submitted to the Company Stockholders, a written demand for the appraisal of the Company Stockholder’s shares of Common Stock. A holder of shares of Common Stock exercising appraisal rights must hold of record the shares on the date the written demand for appraisal is made and must continue to hold the shares of record through the effective date of the Merger. A proxy that is submitted and does not contain voting instructions will, unless revoked, be voted in favor of the Merger Proposal, and it will result in the Company Stockholder’s loss of appraisal rights and will nullify any previously delivered written demand for appraisal. Therefore, a Company Stockholder who submits a proxy and who wishes to exercise appraisal rights must submit a proxy containing instructions to vote against or abstain from voting on the Merger Proposal. Neither voting against the Merger Proposal nor abstaining from voting or failing to vote on the Merger Proposal will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262 of the DGCL. The written demand for appraisal must be in addition to and separate from any proxy or vote on the Merger Proposal. A Company Stockholder’s failure to make the written demand prior to the taking of the vote on the Merger Proposal at the Special Meeting will result in a withdrawal, loss or waiver of appraisal rights.
Only a holder of record of shares of Common Stock is entitled to demand appraisal rights for the shares registered in that holder’s name on the date the written demand is made. A demand for appraisal in respect of shares of Common Stock should be executed by or on behalf of the holder of record, and must reasonably inform the Company of the identity of the holder and state that the person intends thereby to demand appraisal of the holder’s shares of Common Stock in connection with the Merger. If the shares of Common Stock are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of the demand must be made in that capacity, and if the shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand must be executed by or on behalf of all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute a demand for appraisal on behalf of a holder of record; however, the authorized agent must identify the record owner or owners and expressly disclose that, in executing the demand, the agent is acting as agent for the record owner or owners.
A STOCKHOLDER WHO HOLDS THEIR SHARES IN BROKERAGE OR BANK ACCOUNTS, TRUST OR OTHER NOMINEE FORMS AND WHO WISHES TO EXERCISE APPRAISAL RIGHTS, OR PRESERVE THE RIGHT TO DO SO, SHOULD CONSULT WITH THEIR BANK, BROKER, TRUST OR OTHER NOMINEES, AS APPLICABLE, TO DETERMINE THE APPROPRIATE PROCEDURES FOR THE BANK, BROKER, TRUST OR OTHER NOMINEE TO MAKE A DEMAND FOR APPRAISAL OF THOSE SHARES. A PERSON HAVING A BENEFICIAL INTEREST IN SHARES HELD OF RECORD IN THE NAME OF ANOTHER PERSON, SUCH AS A BANK, BROKER, TRUST OR OTHER NOMINEE, MUST ACT PROMPTLY TO CAUSE THE RECORD HOLDER TO FOLLOW PROPERLY AND IN A TIMELY MANNER THE STEPS NECESSARY TO PERFECT APPRAISAL RIGHTS.
A record owner, such as a bank, brokerage firm, trust or other nominee, who holds shares of Common Stock as a nominee for others may exercise his, her or its right of appraisal with respect to shares of Common Stock held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of shares of Common Stock as to which appraisal is sought. Where no number of shares of Common Stock is expressly mentioned, the demand will be presumed to cover all shares of Common Stock held in the name of the record owner. If a Company Stockholder holds shares of

Common Stock through a broker who in turn holds the shares through a central securities depository nominee such as Cede & Co., a demand for appraisal of such shares must be made by or on behalf of the depository nominee and must identify the depository nominee as record owner.
All written demands for appraisal pursuant to Section 262 of the DGCL should be mailed or delivered to:
Avanos Medical, Inc.
Attention: Corporate Secretary
5405 Windward Parkway, Suite 100 South
Alpharetta, Georgia 30004
At any time within 60 days of the effective date of the Merger, any holder of shares of Common Stock who has demanded appraisal but has not commenced an appraisal proceeding or joined a proceeding as a named party may withdraw his, her or its demand for appraisal and accept the Merger Consideration offered pursuant to the Merger Agreement by delivering to the Company a written withdrawal of the demand for appraisal. However, any such attempt to withdraw the demand made more than 60 days after the effective date of the Merger will require written approval of the Surviving Corporation. No appraisal proceeding in the Delaware Court of Chancery will be dismissed without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just. If the Surviving Corporation does not approve a request to withdraw a demand for appraisal when that approval is required or if the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding, the Company Stockholder will be entitled to receive only the appraised value of his, her or its shares of Common Stock determined in any such appraisal proceeding, which value may be more than, the same as, or less than the Merger Consideration.
Notice by the Surviving Corporation
If the Merger is completed, within 10 days after the effective date of the Merger, the Surviving Corporation will notify each holder of shares of Common Stock who has made a written demand for appraisal pursuant to Section 262 of the DGCL, and who has not voted in favor of the Merger Proposal, that the Merger has become effective and the effective date thereof.
Filing a Petition for Appraisal
Within 120 days after the effective date of the Merger, but not thereafter, the Surviving Corporation, a beneficial owner of shares as to which the record holder has duly demanded appraisal or any record holder of shares of Common Stock who has otherwise strictly complied with Section 262 of the DGCL and is entitled to appraisal rights under Section 262 of the DGCL may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the Surviving Corporation in the case of a petition filed by a Company Stockholder, demanding a determination of the fair value of the shares of Common Stock held by all Company Stockholders entitled to appraisal. The Surviving Corporation is under no obligation, and has no present intention, to file a petition, and holders should not assume that the Surviving Corporation will file a petition or initiate any negotiations with respect to the fair value of the shares of Common Stock. Accordingly, any holder of shares of Common Stock who desires to have their shares appraised should initiate all necessary action to perfect its appraisal rights in respect of their shares of Common Stock within the time and in the manner prescribed in Section 262 of the DGCL. The failure of a holder of Common Stock to file such a petition within the period specified in Section 262 of the DGCL could nullify the holder’s previous written demand for appraisal.
Within 120 days after the effective date of the Merger, any record holder of shares of Common Stock who has strictly complied with Section 262 of the DGCL will be entitled, upon request given in writing, to receive from the Surviving Corporation a statement setting forth the aggregate number of shares not voted in favor of the adoption and approval of the Merger Proposal and with respect to which the Company has received demands for appraisal, and the aggregate number of holders of such shares. The Surviving Corporation must give this statement to the requesting Company Stockholder within 10 days after receipt of the request for such a statement or within 10 days after the expiration of the period for delivery of demands for appraisal, whichever is later. A beneficial owner of shares of Common Stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition seeking appraisal or request from the Surviving Corporation the foregoing statements. As noted above, however, the demand for appraisal can only be made by a Company Stockholder of record.
If a petition for an appraisal is duly filed by a holder of shares of Common Stock and a copy thereof is served upon the Surviving Corporation, the Surviving Corporation will then be obligated within 20 days after such service to file with the Delaware Register in Chancery a duly verified list containing the names and addresses of all Company Stockholders who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached. After notice to the Company Stockholders who have demanded appraisal and the Surviving Corporation, if such notice is ordered by the Delaware Court of Chancery, the Delaware Court of Chancery is empowered to conduct a hearing on the petition to determine those stockholders who have complied with Section 262 of the DGCL and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the Company Stockholders who demanded payment for their shares to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings, and if any stockholder fails to comply with the direction, the Delaware Court of Chancery may dismiss that Company Stockholder from the proceedings. In addition, because the Common Stock is publicly listed on the NYSE (and we do not expect this to change prior to the Merger), the Delaware Court of Chancery will dismiss appraisal proceedings as to all holders of shares of Common Stock who are otherwise entitled to appraisal rights unless (x) the total number of such shares entitled to appraisal exceeds 1% of the outstanding shares of Common Stock or (y) the value of consideration provided in the merger for such total number of shares exceeds $1 million.
Determination of Fair Value
After determining the holders of Common Stock entitled to appraisal, the Delaware Court of Chancery will appraise the shares of Common Stock in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through the proceeding, the Delaware Court of Chancery will determine the “fair value” of the Common Stock as of the effective date of the Merger after taking into account all relevant factors exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid upon the amount determined to be the fair value. When the fair value has been determined, the Delaware Court of Chancery will direct the payment of such value, with interest thereon accrued during the pendency of the proceeding, if the Delaware Court of Chancery so determines, by the Surviving Corporation to the Company Stockholders entitled to receive the same, upon surrender by those Company Stockholders of the Certificates representing their shares of Common Stock or, in the case of holders of uncertificated shares of Common Stock, forthwith. Unless the court in its discretion determines otherwise for good cause shown, interest from the effective date of the Merger through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the Merger and the date of payment of the judgment. At any time before the entry of judgment in the appraisal proceeding, the Surviving Corporation may pay to each Company Stockholder entitled to appraisal an amount in cash, in which case interest will accrue thereafter as provided in the preceding sentence only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of shares as determined by the Delaware Court of Chancery and (2) interest theretofore accrued, unless paid at that time.
In determining fair value, the Delaware Court of Chancery is required to take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court has stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other factors that could be ascertained as of the date of the merger that throw any light on future prospects of the merged corporation. Section 262 of the DGCL provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Delaware Supreme Court also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”
A Company Stockholder considering seeking appraisal should be aware that the fair value of their shares of Common Stock as so determined by the Delaware Court of Chancery could be more than, the same as, or less than the Merger Consideration it would receive pursuant to the Merger if it did not seek appraisal of their shares and that an opinion of an investment banking firm as to the fairness, from a financial point of view, of the Merger Consideration payable in a Merger is not an opinion as to, and does not in any manner address, fair value under Section 262 of the DGCL. Although the Company believes that the Merger Consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery, and Company Stockholders should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the Merger Consideration. Neither the Company nor Parent anticipate offering more than the Merger Consideration to any Company Stockholder exercising appraisal rights, and each of the Company and Parent reserve the right to assert, in any appraisal proceeding, that for purposes of Section 262 of the DGCL, the “fair value” of a share of Common Stock is less than the Merger Consideration. If a petition for appraisal is not timely filed, then the right to an appraisal will cease. The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Each Company Stockholder seeking appraisal is responsible for his, her or its attorneys’ fees and expert witness expenses, although, upon application of a Company Stockholder, the Delaware Court of Chancery may also order that all or a portion of the expenses incurred by a Company Stockholder in connection with an appraisal, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts, be charged pro rata against the value of all the shares entitled to be appraised.
If any Company Stockholder who demands appraisal of his, her or its shares of Common Stock under Section 262 of the DGCL fails to perfect, waives, loses or successfully withdraws, such holder’s right to appraisal, the Company Stockholder’s shares of Common Stock will be deemed to have been converted at the effective date of the Merger into the right to receive the Merger Consideration. A Company Stockholder will fail to perfect, waive, or effectively lose or withdraw, the holder’s right to appraisal if, among other things, no petition for appraisal is filed within 120 days after the effective date of the Merger or if the Company Stockholder delivers to the Surviving Corporation a written withdrawal of the holder’s demand for appraisal and an acceptance of the Merger Consideration in accordance with Section 262 of the DGCL within 60 days of the effective date of the Merger or thereafter with the written approval of the Company.
From and after the effective date of the Merger, no Company Stockholder who has demanded appraisal rights will be entitled to vote such shares of Common Stock for any purpose or to receive payment of dividends or other distributions on the stock, except dividends or other distributions on the holder’s shares of Common Stock, if any, payable to Company Stockholders as of a record date prior to the effective date of the Merger. If no petition for an appraisal is filed, or if the Company Stockholder delivers to the Surviving Corporation a written withdrawal of the demand for an appraisal and an acceptance of the Merger, either within 60 days after the effective date of the Merger or thereafter with the written approval of the Surviving Corporation, then the right of such Company Stockholder to an appraisal will cease. Once a petition for appraisal is filed with the Delaware Court of Chancery, however, the appraisal proceeding may not be dismissed as to any Company Stockholder who commenced the proceeding or joined that proceeding as a named party without the approval of the Delaware Court of Chancery. Failure to comply strictly with all of the procedures set forth in Section 262 of the DGCL may result in the failure to perfect, loss or waiver of a Company Stockholder’s statutory appraisal rights. In view of the complexity of Section 262 of the DGCL, any Company Stockholder wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights. To the extent there are any inconsistencies between the foregoing summary and Section 262 of the DGCL as set forth on Annex C, Section 262 of the DGCL will govern.

DELISTING AND DEREGISTRATION OF THE COMPANY’S COMMON STOCK
If the Merger is completed, the Common Stock will be delisted from the NYSE, will be deregistered under the Exchange Act and will cease to be publicly traded. As a result, we would no longer file periodic reports with the SEC on account of the shares of Common Stock.
STOCKHOLDER PROPOSALS AND NOMINATIONS
The Company’s last annual meeting of stockholders was held on April 24, 2025. If the Merger is completed, we will not have public stockholders and there will be no public participation in any future meetings of stockholders. In accordance with NYSE corporate governance requirements, we are not required to hold an annual meeting until no later than one year after our most recently completed fiscal year. Under Section 211(b) of the DGCL, we are, however, required to hold an annual meeting of stockholders for the purposes of electing directors in accordance with the By-laws, unless such election is made by written consent in lieu of such a meeting. However, if the Merger is not completed, or if we are otherwise required to do so under applicable law, we will hold a 2026 annual meeting of stockholders. Any stockholder nominations or proposals for other business intended to be presented at our next annual meeting must be submitted to us as set forth below.
If the Company holds a 2026 annual meeting, stockholders interested in submitting a proposal for inclusion in the proxy materials for the annual meeting may do so by following the procedures described below.
Any stockholder who meets the requirements of the proxy rules under the Exchange Act may submit proposals to the Board of Directors to be presented at the 2026 annual meeting. Proposals must comply with the requirements of Rule 14a-8 under the Exchange Act and must have been received by our Corporate Secretary at the address shown on the first page of this proxy statement. To comply with the requirements of Rule 14a-8, the proposal must have been received by us a reasonable time before we begin to print and mail our proxy materials for the 2026 annual meeting of stockholders.
The By-laws require timely advance written notice of stockholder proposals and stockholder nominations of director candidates to be presented at an annual meeting of stockholders. Notice will be considered timely for the 2026 annual meeting if it is received not earlier than 120 days prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. These requirements are separate from and in addition to the SEC’s requirements that a stockholder must meet to have a stockholder proposal included in the Company’s proxy statement, which are described above.
Please refer to the full text of our advance notice By-law provisions for additional information and requirements. A copy of the By-laws may be obtained by writing to our Corporate Secretary at the address shown on the first page of this proxy statement.
In addition to satisfying the foregoing requirements under the By-laws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act by the later of 60 days prior to the date of the annual meeting or within 10 days of the Company’s first public announcement of the date of the 2026 annual meeting.

WHERE YOU CAN FIND MORE INFORMATION
The SEC allows us to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information in this proxy statement or incorporated by reference subsequent to the date of this proxy statement. This proxy statement incorporates by reference the documents set forth below that we have previously filed with the SEC. These documents contain important information about us and our financial condition and are incorporated by reference into this proxy statement.
The following Avanos filings with the SEC are incorporated by reference (other than portions of these filings that are described in paragraphs (d)(1), (d)(2), (d)(3) or (e)(5) of Item 407 of Regulation S-K promulgated by the SEC):
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Avanos’ Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed on February 24, 2026;

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Avanos’ Proxy Statement on Schedule 14A, filed on March 12, 2026;

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Avanos’ Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2026, filed on May 5, 2026; and

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Avanos’ Current Reports on Form 8-K, filed on February 26, 2026, March 12, 2026, and April 14, 2026.

We also incorporate by reference into this proxy statement additional documents that we may file with the SEC between the date of this proxy statement and the earlier of the date of the Special Meeting or the termination of the Merger Agreement. These documents include periodic reports, such as Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as Current Reports on Form 8-K and proxy soliciting materials. The information provided on our website is not part of this proxy statement, and therefore is not incorporated by reference herein.
Information furnished under Item 2.02 or Item 7.01 of any Current Report on Form 8-K, including related exhibits, is not and will not be incorporated by reference into this proxy statement.
Our SEC filings are available to the public at www.sec.gov. You may also obtain any of the documents we file with the SEC, without charge, by requesting them in writing or by telephone from us at the following address:
Avanos Medical, Inc.
Attention: Corporate Secretary
5405 Windward Parkway
Suite 100 South
Alpharetta, Georgia 30004
If you would like to request documents from us, please do so as soon as possible to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt method, within one business day after we receive your request. Please note that all of our documents that we file with the SEC are also promptly available through our website at https://avanos.investorroom.com/financial-information. The information included on our website is not incorporated by reference into this proxy statement.

EXECUTION COPY
Annex A
AGREEMENT AND PLAN OF MERGER
dated as of
April 13, 2026
among
AVANOS MEDICAL, INC.,
A-AV HOLDCO I, INC.
and
A-AV MERGERSUB, INC.

A-i

A-ii

A-iii

AGREEMENT AND PLAN OF MERGER
AGREEMENT AND PLAN OF MERGER (this “Agreement”) dated as of April 13, 2026 among Avanos Medical, Inc., a Delaware corporation (the “Company”), A-AV Holdco I, Inc., a Delaware corporation (“Parent”), and A-AV MergerSub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Subsidiary”).
W I T N E S S E T H:
WHEREAS, upon the terms and subject to the conditions set forth in this Agreement, Merger Subsidiary will be merged with and into the Company, with the Company continuing as the Surviving Corporation, and each issued and outstanding share of Company Stock immediately prior to the Effective Time (other than shares to be canceled in accordance with Section 2.2 and Dissenting Shares) will be converted into the right to receive the Merger Consideration;
WHEREAS, the Board of Directors of the Company has unanimously (i) determined that this Agreement and the Transactions, including the Merger, are advisable, fair to and in the best interests of the Company and its stockholders; (ii) approved the execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby, including the Merger (the “Transactions”); (iii) declared advisable this Agreement and the Transactions on the terms and subject to the conditions set forth herein; (iv) irrevocably waived the requirements of Section 4 of Article IV of the Company’s Certificate of Incorporation; (v) resolved to recommend that the Company’s stockholders vote to approve and adopt this Agreement and approve the Transactions; and (vi) directed that this Agreement be submitted to the Company’s stockholders for their approval and adoption;
WHEREAS, the respective Boards of Directors (or equivalent thereof) of Parent and Merger Subsidiary have approved and declared advisable this Agreement and the Transactions, including the Merger; and
WHEREAS, each of the parties hereto desires to make certain representations, warranties, covenants and agreements in connection with the Merger and the Transactions and also to prescribe certain conditions to the Merger as specified herein.
NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:
ARTICLE 1
Definitions
Section 1.1   Definitions.
(a)   As used herein, the following terms have the following meanings:
“1933 Act” means the Securities Act of 1933.
“1934 Act” means the Securities Exchange Act of 1934.
“Acquisition Proposal” means, other than the Transactions, any offer or proposal from a Third Party relating to any transaction or series of related transactions involving (i) any acquisition or purchase, directly or indirectly, of 20% or more of the consolidated assets of the Company and its Subsidiaries or 20% or more of any class of equity or voting securities of the Company or any of its Subsidiaries whose net revenues, net income or assets, individually or in the aggregate, constitute 20% or more of the consolidated net revenues, net income or assets of the Company and its Subsidiaries; (ii) any tender offer (including a self-tender offer) or exchange offer that, if consummated, would result in a Third Party beneficially owning 20% or more of any class of equity or voting securities of the Company or any of its Subsidiaries whose net revenues, net income or assets, individually or in the aggregate, constitute 20% or more of the consolidated net revenues, net income or assets of the Company and its Subsidiaries; (iii) any merger, consolidation, joint venture, partnership, share exchange, business combination, reorganization, recapitalization, liquidation, dissolution or other similar transaction involving the Company or any of its Subsidiaries whose net revenues, net income or assets, individually or in the aggregate, constitute 20% or more of the consolidated net revenues, net income or assets of the Company and its Subsidiaries and that would have any of the effects specified in clause (i) or (iv) any combination of any of the foregoing.
“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person. For purposes of this definition, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by Contract or otherwise; provided that, with respect to Parent and Merger Subsidiary, the term “Affiliate” shall not include any investment fund, investment vehicle or client sponsored or advised by AIP, LLC or the Equity Investor or any of its or their Affiliates or any of the portfolio companies (as such term is commonly understood in the private equity industry) or other investments of any such investment fund, investment vehicle or client.
“Antitrust Laws” means the Sherman Act of 1890, 15 U.S.C. §§ 1 et seq., the Clayton Act, 15 U.S.C. §§ 12-27 (including the HSR Act), the Federal Trade Commission Act, 15 U.S.C. §§ 41 et seq and any other Applicable Law designed to prohibit, restrict or regulate actions for the purpose or effect of monopolization or restraint of trade (e.g., antitrust, competition or trade regulation laws).
“Applicable Date” means January 1, 2024.
“Applicable Law” means, with respect to any Person or property, any domestic or foreign federal, state or local law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, Order, published guideline, or other similar requirement enacted, adopted, promulgated or applied by a Governmental Authority, in each case that is binding upon to such Person or property.
“Bonus Amount” means the aggregate amounts of bonuses set forth in Section 6.1 of the Company Disclosure Schedule; provided that in no event shall the Bonus Amount exceed $1,000,000.
“Bonus Recipient” means each Person who is eligible to receive a portion of the Bonus Amount as set forth in Section 6.1 of the Company Disclosure Schedule; provided, that any such Person who is no longer employed by the Company or its Affiliate at the Effective Time shall not be a Bonus Recipient or have the right to receive any Bonus Amount even if such Person is included in the group of Persons listed in Section 6.1 of the Company Disclosure Schedule.
“Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by Applicable Law to close.
“COBRA” means Part 6 of Subtitle B of Title I of ERISA, Section 4980B of the Code, or similar state or local law.
“Code” means the Internal Revenue Code of 1986.
“Company Balance Sheet” means the consolidated balance sheet of the Company as of the Company Balance Sheet Date and the footnotes thereto set forth in the Company 10-K.
“Company Balance Sheet Date” means December 31, 2025.
“Company Data” means all data, information and data compilations contained in the Company IT Systems, including Personal Information and confidential information that are used by the Company or its Subsidiaries, or are necessary to the business of the Company or its Subsidiaries.
“Company Disclosure Schedule” means the disclosure schedule dated the date hereof regarding this Agreement that has been provided by the Company to Parent and Merger Subsidiary.
“Company Employee” means an employee of the Company or any of its Subsidiaries.
“Company Equity Plans” means, collectively, the Company’s Equity Participation Plan, the Company’s Outside Directors’ Compensation Plan, and the Company’s 2021 Long Term Incentive Plan.
“Company ESPP” means the Company’s Employee Stock Purchase Plan.

“Company IT Systems” means all software, computer hardware, middleware, servers, networks, platforms, peripherals, and similar or related items of automated, computerized, or other information technology networks and systems (including telecommunications networks and systems for voice, data, and video) owned, leased, licensed, or used (including through cloud-based or other Third Party service providers) by the Company or any of its Subsidiaries.
“Company Stock” means the Common Stock, par value $0.01 per share, of the Company.
“Company 10-K” means the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2025.
“Confidentiality Agreement” means the confidentiality agreement dated March 13, 2026 between the Company and AIP, LLC.
“Contract” means any contract, agreement, lease, sublease, license, note, mortgage, bond, indenture or other legally binding obligation (but excluding for purposes of this Agreement any statements of work, purchase orders, service orders or other similar documents entered into in the ordinary course of business).
“Data Privacy and Security Requirements” means to the extent governing data Processing, privacy, protection, or security, and applying to the conduct of the business of the Company or any of its Subsidiaries: (i) all Applicable Laws, including HIPAA, and any Security Incident notification requirements under such Applicable Laws; (ii) the external-facing past and present policies that are or were adopted by the Company or any of its Subsidiaries during such time period in which the Company or its Subsidiaries were bound thereby; and (iii) Contracts and generally-accepted industry standards to which the Company or any its Subsidiaries are parties or bound (including, to the extent applicable to the Company or any of its Subsidiaries, the Payment Card Industry Data Security Standard (“PCI-DSS”) and NIST AI Risk Management Framework).
“Data Processor” means any Person that Processes data on behalf of the Company or its Subsidiaries, including a “service provider,” “contractor,” or “processor,” as those terms are defined by Applicable Law.
“DGCL” means the Delaware General Corporation Law.
“Employee Plan” means each (i) “employee benefit plan” as defined in Section 3(3) of ERISA (whether or not subject to ERISA) and (ii) other compensatory or benefit plan, practice, policy, program, arrangement or agreement (including any pension, retirement, bonus, incentive, equity or equity-based compensation, deferred compensation, severance, retention, change of control, paid time off, disability, health, medical, life insurance, fringe benefit, tax gross-up or indemnification, or employment, consulting, or similar plan, practice, policy, program, arrangement or agreement), in each case that is (x) sponsored, maintained or contributed to (or required to be contributed to) by the Company or any of its Subsidiaries, or (y) to which the Company or any of its Subsidiaries are a party or with respect to which they have any liability (including contingent liability), including the Company Equity Plans and the Company ESPP.
“Environmental Laws” means any and all Applicable Laws that have as their principal purpose the protection of the environment.
“ERISA” means the Employee Retirement Income Security Act of 1974.
“ERISA Affiliate” means any entity that, together with the Company or any of its Subsidiaries, would be treated as a single employer under Section 414 of the Code or Section 4001 of ERISA.
“FDA” means the United States Food and Drug Administration.
“Federal Healthcare Program” has the meaning set forth in 42 U.S.C. § 1320a-7b(f) and any implementing regulations thereto and includes, without limitation, Medicare (including Medicare Advantage), Medicaid (including managed Medicaid), TRICARE, and the Veterans Health Administration programs.
“Foreign Direct Investment Law” means any applicable law, regulation, order, or other measure of any jurisdiction that is designed or intended to screen, review, approve, condition, or prohibit investments by foreign persons in domestic businesses or assets, including any filing, notification, or approval requirement imposed on parties to a transaction by a governmental authority with jurisdiction over foreign investment.

“Funded Indebtedness” means, as of any date of measurement, (i) obligations relating to indebtedness for borrowed money and (ii) obligations evidenced by bonds, notes, debentures or similar instruments as of the date of measurement, in each case other than any such obligations between or among the Company and its wholly-owned Subsidiaries.
“GAAP” means generally accepted accounting principles in the United States, consistently applied.
“Government Official” means (i) any officer or employee of any Governmental Authority, (ii) any person acting in an official capacity on behalf of a Governmental Authority, (iii) any officer or employee of a political party or any person acting in an official capacity on behalf of a political party, or (iv) any candidate for political office.
“Governmental Authority” means any transnational, domestic or foreign federal, state or local governmental, regulatory, self-regulatory or administrative authority, department, court, agency or official, including any political subdivision or instrumentality thereof or any arbitral body (whether public or private). For avoidance of doubt, the term Governmental Authority includes any Regulatory Authority.
“Hazardous Substances” means any pollutants, contaminants, wastes, or other materials or substances that are regulated or for which liability or standards of conduct may be imposed under any Environmental Law, and shall include oil, petroleum, petroleum-derived substances, radiation and radioactive materials, polychlorinated biphenyls, urea formaldehyde, perfluoroalkyl and polyfluoroalkyl substances, silica, radon, dust, noise, odors, mold, microbial matter, and asbestos or any materials containing asbestos.
“Healthcare Laws” means any Applicable Laws relating to healthcare regulatory matters and the Company’s products or services, including, without limitation: (i) healthcare fraud and abuse Applicable Laws, including, without limitation, the federal Anti-Kickback Statute (42 U.S.C. § 1320a-7b), the federal criminal False Claims Statutes (18 U.S.C. §§ 286, 287 and 1001), the False Statements Relating to Health Care Matters Law (18 U.S.C. § 1035), the HIPAA All-Payor Fraud Statute (18 U.S.C. § 1347), the federal criminal False Statements Law (42 U.S.C. § 1320a-7b(a)), the federal False Claims Act (31 U.S.C. §§ 3729 et seq.), the federal Civil Monetary Penalties Law (42 U.S.C. § 1320a−7a), the federal exclusion laws (42 U.S.C. § 1320a-7), the Federal Program Fraud Civil Remedies Act (31 U.S.C. § 3801 et seq.), the federal Physician Self-Referral Prohibition, commonly referred to as the “Stark Law” (42 U.S.C. § 1395nn), and any regulations or guidance promulgated pursuant to each of the foregoing, and similar foreign, state, or local Applicable Laws; (ii) all Applicable Laws relating to Federal Healthcare Programs and the regulations promulgated thereunder; (iii) HIPAA and the implementing regulations and any similar state or local health care privacy, security or confidentiality Applicable Laws; (iv) the federal Physician Payment Sunshine Act (42 U.S.C. § 1320a-7h) and the regulations promulgated thereunder; (v) the Medicare Secondary Payer Law (42 U.S.C. § 1395y); (vi) all Applicable Laws regulated by FDA, including the Federal Food, Drug and Cosmetic Act (21 U.S.C. § 301 et seq); and (vii) any foreign, state, or local Applicable Laws regulating the interactions with healthcare professionals and reporting thereof.
“HIPAA” means the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act of 2009, and any regulations promulgated thereunder.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.
“Indebtedness” means any (i) obligations relating to indebtedness for borrowed money, (ii) obligations evidenced by bonds, notes, debentures or similar instruments, (iii) the principal or face amount of banker’s acceptances, surety bonds, performance bonds or letters of credit (in each case only to the extent drawn), (iv) obligations under any existing interest rate, commodity or other swap, hedge or financial derivative agreement and (v) guarantees of obligations of the types referred to in the preceding clauses (i) through (iv).
“Information Security Program” means a written information security program designed to comply with Data Privacy and Security Requirements that include, to the extent applicable: (i) written policies and procedures regarding Company Data, and the Processing thereof; (ii) administrative, technical and physical safeguards designed to protect the security, confidentiality, availability and integrity of any Company Data and Company IT Systems; (iii) disaster recovery, business continuity, incident response, and security plans, procedures and facilities; (iv) a vendor and Data Processor cybersecurity and privacy risk management program; and (v) protections against Security Incidents, malicious code, and against loss, misuse, unauthorized access to, or disruption of, the Processing of Company Data and Company IT Systems.
“Intellectual Property” means all intellectual property and intellectual property rights in any jurisdiction throughout the world including all trademarks, service marks, trade names, mask works, inventions, patents, trade secrets, copyrights and know-how (including any registrations or applications for registration of any of the foregoing).
“Knowledge” means (i) with respect to the Company, the actual knowledge, after reasonably due inquiry of direct reports, of the individuals listed on Section 1.1 of the Company Disclosure Schedule and (ii) with respect to Parent, the actual knowledge, after reasonably due inquiry of direct reports, of the individuals listed on Section 1.1 of the Parent Disclosure Schedule.
“Lien” means, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest, encumbrance or other adverse claim of any kind in respect of such property or asset. For purposes of this Agreement, a Person shall be deemed to own subject to a Lien any property or asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such property or asset.
“Material Adverse Effect” means, with respect to the Company, any fact, event, development, circumstance, occurrence or effect (an “Effect”) having (i) a material adverse effect on the condition (financial or otherwise), business, assets, properties, liabilities, operations or results of operations of the Company and its Subsidiaries, taken as a whole; provided, however, that none of the following, either alone or in combination, shall be taken into account in determining whether there has been, is, or would reasonably be expected to be a Material Adverse Effect for purposes of this clause (i): (A) changes in GAAP, (B) changes in the financial or securities markets or in general economic or political conditions, (C) changes in Applicable Law or the enforcement or interpretation thereof by any Governmental Authority, (D) changes or proposed changes in reimbursement rates or coverage limitations applicable to the products or services of the Company or its Subsidiaries, (E) changes generally affecting the industry in which the Company or its Subsidiaries operate, (F) hostilities, acts of war, sabotage or terrorism, or any escalation or worsening thereof, (G) the announcement, pendency or consummation of the Transactions (provided, that this clause (G) shall not apply to any representation or warranty contained in this Agreement to the extent such representation or warranty expressly addresses the consequences resulting from the execution, delivery or performance of this Agreement, or the announcement or consummation of the Transactions or the Company’s performance of its obligations set forth in Section 6.1(a)), (H) any failure by the Company and its Subsidiaries to meet any internal or published budgets, projections, forecasts or predictions of financial performance for any period (it being understood that this clause (H) shall not prevent a party from asserting that any Effect not otherwise excluded that may have contributed to such failure independently constitutes or contributes to a Material Adverse Effect), (I) any action taken (or omitted to be taken) by Parent or Merger Subsidiary or their respective Affiliates, representatives or agents, or at the request of Parent after the date of this Agreement, (J) any action taken by the Company or any of its Subsidiaries that is expressly required by this Agreement (other than to perform its obligations set forth in Section 6.1(a)), (K) changes in the market price or trading volume of the shares of Company Stock (it being understood that this clause (K) shall not prevent a party from asserting that any Effect not otherwise excluded that may have contributed to such change independently constitutes or contributes to a Material Adverse Effect), or (L) earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires or other natural disasters, weather conditions, epidemics, pandemics or disease outbreaks and other force majeure events; provided, further, however, that, with respect to clauses (A), (B), (C), (D), (E) and (L), such Effect shall be taken into account in determining whether a “Material Adverse Effect” has occurred to the extent it has a disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, relative to other participants in the industries in which the Company and its Subsidiaries operate or (ii) that prevents or materially impairs or would reasonably be expected to prevent or materially impair, the ability of the Company to consummate the Transactions by the End Date.
“Order” means any order, injunction, judgment, directive, determination, decree, writ, award or ruling that is enacted, issued, promulgated, entered or enforced by a Governmental Authority.
“Owned Intellectual Property” means all Intellectual Property owned by or purported to be owned by the Company or any of its Subsidiaries.

“Parent Disclosure Schedule” means the disclosure schedule dated the date hereof regarding this Agreement that has been provided by Parent to the Company.
“Parent Material Adverse Effect” means an Effect that, individually or in the aggregate, prevents or materially impairs, or would reasonably be expected to prevent or materially impair, the ability of Parent or Merger Subsidiary to consummate the Transactions by the End Date.
“Permits” means all permits, licenses, consents, approvals, franchises, authorizations, approvals, clearances, privileges, certificates, waivers, exemptions, variances, exclusionary or inclusionary orders and other concessions, or similar rights issued by or filed with any Governmental Authority or other authority possessing legal or contractual right to issue or grant any such rights.
“Permitted Liens” means (i) Liens disclosed on the Company Balance Sheet or notes thereto or securing liabilities reflected on the Company Balance Sheet or notes thereto, (ii) Liens for Taxes, assessments and similar charges that are not yet due or payable or are being contested in good faith by appropriate legal Proceedings and for which adequate reserves have been established in accordance with GAAP, (iii) mechanic’s, materialman’s, carrier’s, repairer’s and other similar Liens arising or incurred in the ordinary course of business or that are not yet due and payable or are being contested in good faith, (iv) Liens incurred in the ordinary course of business since the Company Balance Sheet Date and that would not, individually or in the aggregate, be material to the Company and its Subsidiaries (taken as a whole), (v) any matters of record, Liens and other imperfections of title that do not, individually or in the aggregate, materially and adversely impair the continued use, occupancy and operation of the property to which they relate in the business of the Company and its Subsidiaries as currently conducted, (vi) any Liens on title affecting a lessor’s (or sublessor’s) interest in any of the Leased Real Property or affecting the interest of a subtenant of Company or its Subsidiaries therein, (vii) zoning, entitlement, building codes and other land use regulations, ordinances or other Applicable Laws imposed by any Governmental Authorities having jurisdiction over the Real Property that, in each case, do not adversely effect in any material respect the current use or value of the Real Property, and (viii) any state of facts that an accurate survey of the Real Property would disclose and that, individually or in the aggregate, do not materially and adversely impair the continued use, occupancy and operation of the applicable Real Property.
“Person” means an individual, corporation, general or limited partnership, limited liability company, association, statutory or grantor trust or other entity or organization, including any Governmental Authority.
“Personal Information” means information that can be used to identify, locate, or contact an individual, alone or when combined with other personal or identifying information, including any information that constitutes “personal data,” “personal information,” “protected health information,” “nonpublic personal information” or other similar terms as defined by Applicable Law.
“PMA” means a FDA premarket approval.
“Proceeding” means any cause of action, proceeding, claim, charge, complaint, suit, hearing, litigation, audit, arbitration, investigation, civil investigative demand, criminal information, subpoena, or search warrant (whether civil, criminal, administrative, judicial or investigative) by or before any Governmental Authority.
“Process”, “Processed” or “Processing” means any operation or set of operations which is performed on information or on sets of information, whether or not by automatic means, such as collection, recording, organization, structuring, storage, adaptation or alteration, retrieval, consultation, use, disclosure by transmission, dissemination or otherwise making available, alignment or combination, restriction, erasure or destruction.
“Products” means those products developed, tested, manufactured, stored, distributed, promoted, marketed, sold and otherwise commercialized by the Company or its Subsidiaries, including those Products set forth on Section 1.2 of the Company Disclosure Schedule.
“Regulatory Approval” means such Permits by any Regulatory Authority as are necessary for the development, manufacture, use, storage, import, export, distribution, transport, marketing, or sale of any Product in such jurisdiction.

“Regulatory Authority” means any local, state, federal, national, or multinational governmental health regulatory agency or authority, including any notified body accredited by a competent authority to certify compliance with regulatory requirements, within a regulatory jurisdiction, with the authority to provide exemptions or grant approvals, clearances, licenses, registrations or authorizations necessary for the development, manufacture, use, and sale of a medical device product. For clarity, references in this Agreement to Regulatory Authority shall be deemed to include the FDA, the Department of Health and Human Services (“HHS”), the HHS Office of the Inspector General, the Department of Justice, the Centers for Medicare and Medicaid Services, EU Member States’ health authorities and notified bodies accredited by competent authorities in compliance with Regulation (EU) 2017/745.
“Sanctioned Country” means a country, region, or territory which is the subject of country-wide or territory-wide economic sanctions, including, as of the date of this Agreement, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, the so-called Donetsk People’s Republic of Ukraine and the so-called Luhansk People’s Republic of Ukraine.
“Sanctioned Person” means any Person that (i) appears on the “List of Specially Designated Nationals and Blocked Persons” maintained by the United States Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the U.K. Sanctions List, the E.U. Consolidated Financial Screening List, or is otherwise the target of any Sanctions, including U.S. Executive Order 14024 issued on April 15, 2021, U.S. Executive Order 13662 issued on March 20, 2014, and any directives or designations issued pursuant thereto; (ii) is operating in, organized in, a national of, ordinarily resident in, or an agency or instrumentality of the government of Venezuela or a Sanctioned Country; or (iii) is directly or indirectly owned 50% or more in the aggregate, or controlled by or acting for or on behalf of one or more Persons described in clauses (i) and (ii), above.
“Sanctions” means all economic or financial sanctions or trade embargoes imposed, administered, or enforced by (i) the U.S. government, including those administered by OFAC or the U.S. Department of State, or (ii) the United Nations Security Council, the European Union, any European Union member state, His Majesty’s Treasury of the United Kingdom, the Government of Canada or other relevant sanctions Governmental Authority and all Applicable Laws relating thereto.
“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.
“SEC” means the Securities and Exchange Commission.
“Security Incident” means any material unauthorized Processing of Company Data, any material unauthorized access or disruption to the Company IT Systems, or any material breach of security of Company Data or Company IT Systems, and in each case, that requires notification to any Person under Applicable Law.
“Subsidiary” means, with respect to any Person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at any time directly or indirectly owned by such Person.
“Takeover Laws” means any “moratorium,” “control share acquisition,” “fair price,” “supermajority,” “affiliate transactions,” or “business combination statute or regulation” (including Section 203 of the DGCL) or other similar state or federal anti-takeover law.
“Tax” means any and all federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs, duties, capital stock, franchise, margin, gross margin, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, abandonment, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.
“Tax Return” means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof, supplied or required to be supplied to a Governmental Authority.

“Third Party” means any Person, including as defined in Section 13(d) of the 1934 Act, other than Parent or any of its Affiliates.
(b)   Unless otherwise defined in Section 1.1(a), each of the following terms is defined on the page set forth opposite such term:
Acceptable Confidentiality Agreement	58
Adverse Recommendation Change	55
Agreement	6
Alternative Acquisition Agreement	54
Bankruptcy and Equity Exception	25
Book-Entry Shares	20
Closing	19
Closing Date	19
Company	6
Company Board Recommendation	26
Company Enforcement Expenses	78
Company Equity Awards	22
Company Group	79
Company Option	22
Company Option Consideration	22
Company PRSU	22
Company PRSU Consideration	22
Company SEC Documents	29
Company Securities	27
Company Stockholder Approval	25
Company Stockholder Meeting	53
Company Subsidiary Securities	29
Company TRSU	21
Company TRSU Consideration	22
Continuing Employee	62
D&O Insurance	60
Dissenting Shares	21
Effect	11
Effective Time	19
Electronic Delivery	81
e-mail	75
End Date	73
Equity Commitment Letter	47
Equity Investor	47
Exchange Agent	19
Existing Credit Agreement	51
Expenses Cap	78
Financing	47
Financing Indemnity	66
Financing Obligations	68

Financing Reimbursement	68
Indemnified Person	60
Insurance Policies	44
Internal Controls	30
Intervening Event	58
Labor Agreement	40
Leased Real Property	34
Material Contract	43
Maximum Premium	61
Merger	18
Merger Consideration	19
Merger Subsidiary	6
New Exercise Date	23
Notice Period	57
OFAC	14
Offering Period	23
Owned Real Property	34
Parent	6
Parent Enforcement Expenses	78
Parent Group	79
Payoff Indebtedness	71
Payoff Letters	71
Prime Rate	78
Proxy Statement	30
Real Property	34
Real Property Lease	34
Representatives	54
Required Amount	47
Shares	19
Solvent	48
Superior Proposal	58
Surviving Corporation	19
Surviving Corporation Plans	62
Termination Fee	78
Transaction Litigation	70
Transactions	6
WARN Act	40
Willful Breach	75
Section 1.2   Other Definitional and Interpretative Provisions.    The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The words “date hereof” when used in this Agreement shall refer to the date of this Agreement. The table of contents and headings herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles, Sections and Schedules are to Articles, Sections and Schedules of this Agreement unless otherwise specified. All Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Schedule but not otherwise defined therein shall have the meaning as defined in this Agreement. All accounting terms used and not defined herein shall have the respective meanings given to them under GAAP. “Ordinary course of business” means, with respect to any Person, in the ordinary course of business consistent with past customs and practices of such Person. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any statute or Applicable Law shall be deemed to refer to such statute or Applicable Law as amended or superseded from time to time and to any rules or regulations promulgated thereunder. References to any Contract are to that Contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. The word “shall” shall be construed to have the same meaning and effect of the word “will.” The phrase “to the extent” shall mean the degree to which, and such phrase shall not mean simply “if.” The phrases “provided,” “disclosed,” “delivered” or “made available,” when used in this Agreement, shall mean that the information shall have been (i) posted in the virtual data room titled “Project Compass” established by the Company or its Representatives at least one (1) Business Day prior to the date hereof, and remained accessible to Parent and its Representatives at all times through the Closing, or (ii) filed or furnished by the Company with the SEC and publicly available. Unless the context otherwise requires, “neither,” “nor,” “any,” “either” and “or” shall not be exclusive. References to any period of days shall be deemed to be the relevant number of calendar days, unless otherwise specified. Inclusion of any information, item or matter in the Company Disclosure Schedule or Parent Disclosure Schedule shall not, in and of itself, constitute, or be deemed to be an admission by the Company or Parent, as applicable, or any of its Subsidiaries or any other Person, or to otherwise imply that any such information, item or matter (i) has had or would have, individually or in the aggregate, a Material Adverse Effect or Parent Material Adverse Effect, as applicable, or otherwise represents an exception or material fact, event or circumstance for the purposes of the Agreement, (ii) did not arise in the ordinary course of business or (iii) meets or exceeds a monetary or other threshold specified for disclosure in the Agreement. Inclusion of any information, item or matter in the Company Disclosure Schedule or Parent Disclosure Schedule shall not constitute, or be deemed to be, an admission by any Person to any other Person of any information, matter or item whatsoever (including any violation of Applicable Law or Order (or that disclosure is required under Applicable Law or Order) or breach of Contract), nor shall it establish, or be deemed to establish, a standard for materiality or a Material Adverse Effect or Parent Material Adverse Effect, as applicable. In such cases where a representation or warranty is qualified by a reference to materiality or a Material Adverse Effect or Parent Material Adverse Effect, as applicable, the disclosure of any information, item or matter in the Company Disclosure Schedule or Parent Disclosure Schedule shall not imply that any other undisclosed information, item or matter that has a greater value or could otherwise be deemed more significant (x) is or is reasonably likely to be material or (y) has had or would have a Material Adverse Effect or Parent Material Adverse Effect, as applicable. Disclosure of any information, item or matter set forth in any section or subsection of the Company Disclosure Schedule or Parent Disclosure Schedule shall be deemed disclosure with respect to, and shall be deemed to apply to and qualify, the section or subsection of the Agreement to which it corresponds in number and each other section or subsection of the Agreement to the extent that it is reasonably apparent on its face that such information, item or matter also qualifies or applies to such other section or subsection.

ARTICLE 2
The Merger
Section 2.1   The Merger.
(a)   On the terms and subject to the conditions set forth in this Agreement, at the Effective Time, Merger Subsidiary shall be merged (the “Merger”) with and into the Company in accordance with the DGCL, whereupon the separate existence of Merger Subsidiary shall cease, and the Company shall be the surviving corporation (the “Surviving Corporation”) as a wholly owned subsidiary of Parent. The Merger shall have the effects specified in this Agreement and the DGCL.
(b)   Subject to the provisions of ARTICLE 9, the closing of the Merger (the “Closing”) shall take place via the electronic exchange of documents and signature pages as soon as reasonably practicable (but in any event no later than three (3) Business Days) after the date the conditions set forth in ARTICLE 9 have been satisfied or, where permissible pursuant to Applicable Law, waived by the party or parties entitled to the benefit of such conditions (other than conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or, where permissible pursuant to Applicable Law, waiver of those conditions at the Closing), or at such other place, at such other time or on such other date as Parent and the Company may mutually agree in writing (the date on which the Closing actually occurs, the “Closing Date”).
(c)   At the Closing, the Company shall file a certificate of merger with the Secretary of State of the State of Delaware and make all other filings required by the DGCL in connection with the Merger. The Merger shall become effective at the time the certificate of merger is duly filed with and accepted by, the Secretary of State of the State of Delaware or such later date and time as may be agreed to by the parties and specified in the certificate of merger (the “Effective Time”).
Section 2.2   Conversion of Shares.   At the Effective Time:
(a)   Except as otherwise provided in Section 2.2(b) or Section 2.4, each share of Company Stock issued and outstanding immediately prior to the Effective Time shall be converted into the right to receive $25.00 in cash, without interest (the “Merger Consideration”). As of the Effective Time, all such shares of Company Stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and shall thereafter represent only the right to receive the Merger Consideration to be paid in accordance with Section 2.3, without interest.
(b)   Each share of Company Stock held by the Company as treasury stock or owned by any Subsidiary of the Company or Parent or any Subsidiary of Parent immediately prior to the Effective Time shall be canceled, and no payment shall be made with respect thereto.
(c)   Each share of common stock of Merger Subsidiary issued and outstanding immediately prior to the Effective Time shall be converted into and become one share of common stock of the Surviving Corporation and shall constitute the only outstanding shares of capital stock of the Surviving Corporation.
Section 2.3   Surrender and Payment.
(a)   Prior to the Effective Time, Parent shall appoint Computershare Trust Company, N.A. (the “Exchange Agent”) for the purpose of exchanging shares of Company Stock (the “Shares”) for the Merger Consideration. Prior to the Effective Time, Parent shall deposit with the Exchange Agent the aggregate Merger Consideration to be paid in respect of the Company Stock.
(b)   Promptly after the Effective Time (but not later than three (3) Business Days thereafter), the Surviving Corporation shall (and Parent shall cause the Surviving Corporation to) send, or cause the Exchange Agent to send, to each holder of certificated Shares at the Effective Time a letter of transmittal and instructions (which shall be in a form reasonably acceptable to Parent and the Company and approved by Parent and the Company prior to Closing) for use in such exchange. The Exchange Agent will accept certificates for Shares upon compliance with such reasonable terms and conditions as the Exchange Agent may impose to effect an orderly exchange of the certificates and payment of Merger Consideration in accordance with customary exchange practices.

(c)   Holders of uncertificated Shares represented by book-entry immediately prior to the Effective Time (“Book-Entry Shares”), whose Shares were converted into the right to receive the Merger Consideration, shall not be required to deliver a certificate or an executed letter of transmittal to the Exchange Agent. In lieu thereof, each holder of record of Book-Entry Shares that are converted into the right to receive the Merger Consideration shall automatically upon the Effective Time be entitled to receive, and Parent shall cause the Exchange Agent to pay and deliver as promptly as reasonably practicable after the Effective Time (but not later than three (3) Business Days thereafter), the Merger Consideration.
(d)   If any portion of the Merger Consideration is to be paid to a Person other than the Person in whose name the transferred Share is registered, it shall be a condition to such payment that (i) such Share shall be properly transferred and (ii) the Person requesting such payment shall pay to the Exchange Agent any transfer or other Taxes required as a result of such payment to a Person other than the registered holder of such Share or establish to the satisfaction of the Exchange Agent that such Tax has been paid or is not payable.
(e)   After the Effective Time, there shall be no further registration of transfers of shares of Company Stock. If, after the Effective Time, Shares are presented to the Surviving Corporation or the Exchange Agent, they shall be canceled and exchanged for the Merger Consideration in accordance with the procedures set forth in this ARTICLE 2.
(f)   Any portion of the Merger Consideration made available to the Exchange Agent pursuant to Section 2.3(a) that remains unclaimed by the holders of shares of Company Stock twelve (12) months after the Effective Time shall be returned to Surviving Corporation, upon demand, and any such holder who has not exchanged shares of Company Stock for the Merger Consideration in accordance with this Section 2.3 prior to that time shall thereafter look only to Surviving Corporation for payment of the Merger Consideration in respect of such shares without any interest thereon. Notwithstanding the foregoing, Parent, Merger Subsidiary, the Surviving Corporation and their respective Affiliates shall not be liable to any holder of shares of Company Stock for any amounts paid to a public official pursuant to applicable abandoned property, escheat or similar Applicable Laws. To the extent permitted by Applicable Law, any amounts remaining unclaimed by such holders of Company Stock two (2) years after the Effective Time, or at such earlier date as is immediately prior to the time at which such amounts would otherwise escheat to or become property of any Governmental Authority, shall become the property of the Surviving Corporation free and clear of any claims or interest of any such holders (and their successors, assigns or personal representatives) previously entitled thereto.
Section 2.4   Dissenting Shares.
(a)   Notwithstanding anything to the contrary contained in this Agreement, shares of Company Stock held by a holder who is entitled to demand and properly demands appraisal of such shares in accordance with Section 262 of the DGCL (any such shares being referred to as “Dissenting Shares” until such time as such holder effectively withdraws or fails to perfect or otherwise loses such holder’s appraisal rights under Section 262 of the DGCL with respect to such shares) shall not be converted into or represent the right to receive Merger Consideration in accordance herewith, but shall be entitled only to such rights as are granted by the DGCL to a holder of Dissenting Shares, unless and until such Person fails to comply with the provisions of Section 262 of the DGCL or otherwise loses such Person’s rights under Section 262 of the DGCL. At the Effective Time, Dissenting Shares shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each holder of Dissenting Shares shall cease to have any rights with respect thereto, except the right to receive the fair value of such Dissenting Shares in accordance with the provisions of Section 262 of the DGCL.
(b)   If any holder of Dissenting Shares fails to comply with the provisions of Section 262 of the DGCL or effectively withdraws or loses such right, or any Dissenting Shares lose their status as such (through failure to perfect appraisal rights under Section 262 of the DGCL or otherwise), then such shares shall be deemed to have been converted as of the Effective Time into the Merger Consideration and shall represent only the right to receive the Merger Consideration in accordance herewith, without interest thereon, and shall not thereafter be Dissenting Shares.

(c)   The Company shall give Parent: (i) prompt notice of (A) any demand for appraisal received by the Company prior to the Effective Time pursuant to the DGCL; and (B) any withdrawal or attempted withdrawal of any such demand; and (ii) the opportunity to direct all negotiations and proceedings with respect to any such demand, notice or instrument. Prior to the Effective Time, the Company shall not, without the prior written consent of Parent or as otherwise required by an Order, make any payment with respect to, or settle or compromise or offer to settle or compromise, any such demand, or agree to do any of the foregoing.
Section 2.5   Treatment of Equity Awards.
(a)   Time-Based Restricted Stock Units.   At or immediately prior to the Effective Time, each outstanding restricted stock unit of the Company which is subject to only time-based vesting conditions (each, a “Company TRSU”), whether or not vested, and whether settleable in shares of Company Stock or cash, shall be canceled, and the Company shall pay to each holder of a Company TRSU, at or promptly after the Effective Time, an amount in cash determined by multiplying (i) the Merger Consideration per share of Company Stock by (ii) the number of shares of Company Stock such holder would have been entitled to receive if such Company TRSU award had vested in full (the “Company TRSU Consideration”) (less any Tax withholdings as provided in Section 2.8).
(b)   Performance-Based Restricted Stock Units.   At or immediately prior to the Effective Time, each outstanding restricted stock unit of the Company which is subject to performance-based vesting conditions (each, a “Company PRSU”), whether or not vested, and whether settleable in shares of Company Stock or cash, shall be canceled, and the Company shall pay to each holder of a Company PRSU, at or promptly after the Effective Time, an amount in cash determined by multiplying (i) the Merger Consideration per share of Company Stock by (ii) the number of shares of Company Stock such holder would have been entitled to receive if such Company PRSU award had vested based on (A) actual performance against performance metrics for any one-year performance period completed prior to the Effective Time, (B) for any one-year performance period that is in progress as of the Effective Time, the greater of (1) actual achievement against performance metrics measured as of immediately prior to the Effective Time and (2) its “target” level, and (C) deemed achievement at “target” level for any one-year performance period that has not yet commenced as of the Effective Time (the “Company PRSU Consideration”) (less any withholding Taxes as provided in Section 2.8); provided that, with respect to any Company PRSU that (A) constitutes nonqualified deferred compensation subject to Section 409A of the Code, and (B) is not permitted to be paid at or promptly after the Effective Time without triggering a Tax or other penalty under Section 409A of the Code, such award shall be settled at the earliest time permitted under the Company Equity Plan and award agreement that will not trigger a Tax or other penalty under Section 409A of the Code.
(c)   Company Options.   At or immediately prior to the Effective Time, each option that represents the right to acquire Company Stock that is outstanding immediately prior to the Effective Time (whether or not then vested or exercisable) (each, a “Company Option” and, together with the Company TRSUs and the Company PRSUs, collectively, the “Company Equity Awards”), shall be canceled, and the Company shall pay to each holder of a Company Option, at or promptly after the Effective Time, an amount in cash determined by multiplying (i) the excess, if any, of (A) the Merger Consideration per share of Company Stock minus (B) the exercise price payable in respect of each share of Company Stock subject to such Company Option, by (ii) the number of shares of Company Stock such holder would have been entitled to receive upon exercise if such Company Option award had vested in full (the “Company Option Consideration”) (less any withholding Taxes as provided in Section 2.8). Notwithstanding the foregoing, if the exercise price per share of Company Stock of a Company Option exceeds the Merger Consideration per share of Company Stock, such Company Option shall be cancelled at or immediately prior to the Effective Time without further action on the part of the holder thereof and the holder of such Company Option shall not be entitled to receive any Company Option Consideration with respect thereto.
(d)   Termination at the Effective Time.   As of the Effective Time, the Company Equity Plans shall terminate and no holder of Company Equity Awards shall have any rights to acquire, or other rights in respect of, the capital stock of the Company, the Surviving Corporation or any of their Subsidiaries, pursuant to the Company Equity Plans, except the rights contemplated by this Section 2.5.

(e)   Further Actions.   The Board of Directors of the Company (or, if appropriate, any committee thereof administering any Company Equity Plan) shall adopt resolutions and take such additional actions as are necessary or appropriate to approve and effectuate the foregoing provisions of this Section 2.5, including making any determinations and/or resolutions of the Board of Directors of the Company or a committee thereof or any administrator of such Company Equity Plan as may be necessary.
Section 2.6   Treatment of Employee Stock Purchase Plan.
(a)   Purchase Options.   The current “Offering Period” (as defined in the Company ESPP) (an “Offering Period”) in progress as of the date of this Agreement under the Company ESPP will be shortened, and the last day of such Offering Period will be the first Business Day immediately following the date of this Agreement (the “New Exercise Date”). No new Offering Periods under the Company ESPP shall commence following the date of this Agreement, and no new participants will be permitted to participate in the Company ESPP from and after the date of this Agreement. Participants shall not be permitted to increase their rate or amount of payroll deductions under the Company ESPP following the date of this Agreement. Each outstanding purchase option under the Company ESPP on the New Exercise Date will be exercised automatically on the New Exercise Date, and the shares of Company Stock issued pursuant to such exercise shall be subject to Section 2.2.
(b)   Termination at the Effective Time.   The Company shall terminate the Company ESPP at or immediately prior to the Effective Time.
(c)   Further Actions.   The Board of Directors of the Company (or, if appropriate, any committee thereof administering the Company ESPP) shall prepare and deliver participant notices and take such actions as are necessary or appropriate to approve and effectuate the foregoing provisions of this Section 2.6, including making any determinations and/or resolutions of the Board of Directors of the Company or a committee thereof or any administrator of the Company ESPP as may be necessary.
Section 2.7   Adjustments.   If, during the period between the date of this Agreement and the Effective Time, any change in the outstanding shares of capital stock of the Company shall occur, including by reason of any reclassification, recapitalization, stock split or combination, exchange or readjustment of shares, or any stock dividend thereon with a record date during such period, but excluding any change that results from any exercise, vesting or settlement of Company TRSUs, Company PRSUs or Company Options outstanding as of the date hereof or the exercise of purchase options under the Company ESPP, the Merger Consideration and any other amounts payable pursuant to this Agreement shall be appropriately adjusted to provide the holders of shares of capital stock or other securities the same economic effect as contemplated by this Agreement prior to such event. For the avoidance of doubt, to the extent any adjustments may be required pursuant to this Section 2.7 with respect to Company TRSUs, Company PRSUs or Company Options, or purchase options under the Company ESPP, such adjustments will be made in a manner consistent with the relevant adjustment provisions of the applicable Company Equity Plan or the Company ESPP, as the case may be.
Section 2.8   Equity and Cash Awards; Withholding Rights.    Parent shall cause the Surviving Corporation to pay through the payroll system of the Surviving Corporation or its Affiliate (a) to each holder of a Company TRSU, Company PRSU or Company Option that is or was a Company employee, the Company TRSU Consideration, Company PRSU Consideration and/or Company Option Consideration, as applicable, and (b) to each Bonus Recipient, the applicable Bonus Amount set forth on Section 6.1 of the Company Disclosure Schedule, in each case less any required withholding Taxes and without interest, within fifteen (15) Business Days following the Effective Time. Notwithstanding any provision contained herein to the contrary, each of the Exchange Agent, the Company, the Surviving Corporation and Parent (and any Affiliates and designees of the foregoing) shall be entitled to deduct and withhold from the consideration otherwise payable to any Person pursuant to this ARTICLE 2 such amounts as it is required to deduct and withhold with respect to the making of such payment under any provision of federal, state, local or foreign tax law. To the extent that amounts are so withheld and timely paid over to the appropriate Governmental Authority by the Exchange Agent, the Company, the Surviving Corporation or Parent, as the case may be, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of whom the Exchange Agent, the Company, the Surviving Corporation or Parent, as the case may be, made such deduction and withholding.

ARTICLE 3
The Surviving Corporation
Section 3.1   Certificate of Incorporation.   Subject to Section 7.3(b), the certificate of incorporation of the Company shall, by virtue of the Merger, be amended at the Effective Time in its entirety to read as the certificate of incorporation of Merger Subsidiary in effect immediately prior to the Effective Time, except that Article I thereof shall provide that the name of the Surviving Corporation shall be “Avanos Medical, Inc.” Such certificate of incorporation, as so amended, shall be the certificate of incorporation of the Surviving Corporation until thereafter amended in accordance with Applicable Law and such certificate of incorporation.
Section 3.2   Bylaws.    At the Effective Time, the bylaws of Merger Subsidiary in effect as of immediately prior to the Effective Time shall be the bylaws of the Surviving Corporation until amended in accordance with Applicable Law, the certificate of incorporation and such bylaws.
Section 3.3   Directors and Officers.    The parties shall take all requisite actions so that, from and after the Effective Time, until successors are duly elected or appointed and qualified or until their earlier, death, resignation or removal in accordance with Applicable Law, the certificate of incorporation and the bylaws of the Surviving Corporation, (i) the directors of Merger Subsidiary immediately prior to the Effective Time shall be the directors of the Surviving Corporation and (ii) the officers of the Company immediately prior to the Effective Time shall be the officers of the Surviving Corporation, in each case of clauses (i) and (ii), until their respective successors are duly elected or appointed and qualified.
ARTICLE 4
Representations and Warranties of the Company
Except as set forth in (i) any Company SEC Document filed before the date hereof (but excluding any risk factor disclosures contained under the heading “Risk Factors” (other than any factual information contained therein), any disclosure of risks explicitly included in any “forward-looking statements” disclaimer, and any other disclosures contained or referenced therein of information, factors or risks to the extent they are predictive, cautionary or forward-looking in nature (other than any factual information contained therein)), provided that in no event shall any disclosure in any Company SEC Document apply to or qualify any representation or warranty contained in Section 4.5(a) or Section 4.5(b), or (ii) the Company Disclosure Schedule (each section of which qualifies the correspondingly numbered representation and warranty or covenant to the extent specified therein, provided that any disclosure set forth with respect to any particular section shall be deemed to be disclosed in reference to all other applicable sections of this Agreement (other than Section 4.5(a) or Section 4.5(b)) to the extent that the relevance of such disclosure to such other sections is reasonably apparent on its face), the Company hereby represents and warrants to Parent and Merger Subsidiary as follows:
Section 4.1   Corporate Existence and Power.   The Company is a corporation duly incorporated, validly existing and in good standing in the State of Delaware and has all corporate powers and all governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted, except for those licenses, authorizations, permits, consents and approvals the absence of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
Section 4.2   Corporate Authorization.
(a)   The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the Transactions are within the Company’s corporate powers and, except for the Company Stockholder Approval (as defined below), have been duly authorized by all necessary corporate action on the part of the Company. The affirmative vote of the holders of a majority of the outstanding shares of Company Stock is the only vote of the holders of the Company’s capital stock necessary to approve and adopt this Agreement and consummate the Transactions, including the Merger (the “Company Stockholder Approval”). This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity (the “Bankruptcy and Equity Exception”).
(b)   At a meeting duly called and held, the Board of Directors of the Company has (i) determined that this Agreement and the Transactions, including the Merger, are advisable, fair to and in the best interests of the Company and its stockholders; (ii) approved the execution, delivery and performance by the Company of this Agreement and the consummation of the Transactions; (iii) declared advisable this Agreement and the Transactions; (iv) irrevocably waived the requirements of Section 4 of Article IV of the Company’s Certificate of Incorporation, which such waiver is valid and in effect; (v) resolved to recommend that the Company’s stockholders vote to approve and adopt this Agreement and approve the Transactions (such recommendation, the “Company Board Recommendation”), which Company Board Recommendation has not been withdrawn, rescinded or modified in any way as of the date of this Agreement; and (vi) directed that this Agreement be submitted to the Company’s stockholders for their adoption.
(c)   True, correct and complete copies of the Company’s Certificate of Incorporation and bylaws, in each case as in effect on the date of this Agreement, are included in the Company SEC Documents, and the Company is not in violation of any of the provisions thereof in any material respect.
Section 4.3   Governmental Authorization.    The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the Transactions require no action by or in respect of, or filing with, any Governmental Authority other than (i) the filing of a certificate of merger with respect to the Merger with the Secretary of State of the State of Delaware and appropriate documents with the relevant authorities of other states in which the Company is qualified to do business, (ii) compliance with any applicable requirements of the HSR Act and those filings set forth in Section 8.1(b) of the Company Disclosure Schedule, (iii) compliance with any applicable requirements of the 1934 Act, and any other applicable state or federal securities laws and (iv) any actions or filings the absence of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
Section 4.4   Non-contravention.    The execution, delivery and performance by the Company of this Agreement and the consummation of the Transactions do not and will not (i) contravene, conflict with, or result in any violation or breach of any provision of the certificate of incorporation or bylaws of the Company or similar organizational documents of any of the Company’s Subsidiaries, (ii) assuming compliance with the matters referred to in Section 4.3, contravene, conflict with or result in any violation or breach of any provision of any Applicable Law, (iii) assuming compliance with the matters referred to in Section 4.3, require any notice, consent or other action by any Person under, violate, conflict with, breach, constitute a default (with or without notice or lapse of time, or both) under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation (including any payment obligation) or the loss of any benefit to which the Company or any of its Subsidiaries is entitled under any provision of any Material Contract binding upon the Company or any of its Subsidiaries or (iv) result in the creation or imposition of any Lien (other than a Permitted Lien) on any asset of the Company or any of its Subsidiaries, with only such exceptions, in the case of each of clauses (ii) through (iv), as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
Section 4.5   Capitalization.
(a)   The authorized capital stock of the Company consists of 300,000,000 shares of Company Stock and 20,000,000 shares of preferred stock, par value $0.01 per share. As of April 9, 2026, there were no outstanding shares of preferred stock of the Company, 50,705,066 outstanding shares of Company Stock, consisting of 46,674,172 issued and outstanding shares and 4,030,894 shares of treasury stock (which excludes the shares of Company Stock reserved for issuance upon the settlement of Company Equity Awards). All outstanding shares of capital stock of the Company have been, and all shares that may be issued pursuant to the Company Equity Plans will be, when issued in accordance with the respective terms thereof, duly authorized, validly issued, fully paid and nonassessable, and not issued in violation in any material respect of any United States federal or state securities Applicable Laws or any foreign securities Applicable Laws, the organizational documents of the Company or any of its Subsidiaries, or any preemptive rights, rights of first refusal or similar rights.
(b)   As of April 9, 2026, the Company has reserved 7,400,000 shares of Company Stock for issuance pursuant to the Company Equity Plans and 1,000,000 shares of Company Stock for issuance pursuant to the Company ESPP. As of April 9, 2026, (i) there were outstanding Company TRSUs that may be settled into 1,228,273 shares of Company Stock, (ii) there were outstanding Company PRSUs that may be settled into 1,390,636 shares of Company Stock (assuming achievement of all applicable performance goals at target-level performance), (iii) there were outstanding Company Options that may be settled into 1,370,289 shares of Company Stock, (iv) 617,942 shares of Company Stock remain available for issuance pursuant to the Company ESPP, and (v) aggregate payroll contributions of $221,382.77 have been received by the Company for the current Offering Period pursuant to the Company ESPP. No Company Option is subject to Section 409A of the Code. There are no options to purchase shares of Company Stock or awards relating to shares of Company Stock, in each case, that were not issued under the Company Equity Plans. The treatment of the Company Equity Awards set forth in Section 2.5 is permitted by the Company Equity Plans.
(c)   Except as set forth in this Section 4.5 and for changes since April 9, 2026 resulting from the settlement of Company TRSUs or Company PRSUs and exercise of Company Options, in each case outstanding on such date or issued to the extent permitted by Section 6.1(b), there are no issued, reserved for issuance or outstanding (i) shares of capital stock or other voting securities of or ownership interests in the Company, (ii) securities of the Company convertible into or exchangeable for shares of capital stock or other voting securities of or ownership interests in the Company, (iii) warrants, calls, options or other rights to acquire from the Company, or other obligation of the Company to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company or (iv) restricted shares, stock appreciation rights, performance units, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock of or voting security of the Company (the items in clauses (i) through (iv) being referred to collectively as the “Company Securities”). There are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any of the Company Securities. The Company has no accrued and unpaid dividends with respect to any outstanding shares of Company Stock or Company Equity Awards. The Company has not issued any outstanding bonds, notes, debentures or other obligations, the holders of which generally have the right to vote on any matters submitted to the holders of Company Securities.
(d)   Section 4.5(d) of the Company Disclosure Schedule lists each outstanding Company Equity Award as of April 9, 2026, whether or not granted under any Company Equity Plan, including (i) the name or employee identification number of the holder of such Company Equity Award, (ii) the number of shares of Company Stock subject to such outstanding Company Equity Award, (iii) if applicable, the exercise price, strike price or similar pricing of such Company Equity Award, (iv) the date on which such Company Equity Award was granted or issued, (v) the applicable vesting schedule of such Company Equity Award (including any accelerated vesting provisions), (vi) the extent to which such Company Equity Award is vested and exercisable as of such date, (vii) the Company Equity Plan under which it was awarded, and (viii) the age of the holder. The Company has made available to Parent accurate and complete copies of the Company Equity Plans and each form of agreement used thereunder.
(e)   There are no voting trusts, voting proxies or other agreements or understandings to which the Company or any of its Subsidiaries is a party with respect to the voting or registration of the Company Stock or any other equity interest of the Company or any of its Subsidiaries.
Section 4.6   Subsidiaries.
(a)   Each Subsidiary of the Company has been duly organized, is validly existing and (where applicable) in good standing under its jurisdiction of organization, has all organizational powers and all governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now being conducted, except for those licenses, authorizations, permits, consents and approvals the absence of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Each such Subsidiary is duly qualified to do business as a foreign entity and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. No such Subsidiary is in violation of any of the provisions of its certificate of incorporation or bylaws (or equivalent organizational documents) in any material respect.
(b)   All of the outstanding capital stock of or other voting securities of, or ownership interests in, each Subsidiary of the Company, is owned by the Company, directly or indirectly, free and clear of any Liens, other than Permitted Liens securing obligations under the Existing Credit Agreement and restrictions on transfer under such Subsidiary’s organizational documents or under securities Applicable Laws, and is duly authorized, validly issued, fully paid and nonassessable, and not issued in violation in any material respect of United States federal or state securities Applicable Laws or any foreign securities Applicable Laws, the organizational documents of such Subsidiary, or any preemptive rights, rights of first refusal or similar rights. As of the date hereof, there are no issued, reserved for issuance, or outstanding (i) securities of the Company or any of its Subsidiaries convertible into, or exchangeable for, shares of capital stock or other voting securities of, or ownership interests in, any Subsidiary of the Company, (ii) warrants, calls, options or other rights to acquire from the Company or any of its Subsidiaries, or other obligations of the Company or any of its Subsidiaries to issue, any capital stock or other voting securities of, or ownership interests in, or any securities convertible into, or exchangeable for, any capital stock or other voting securities of, or ownership interests in, any Subsidiary of the Company, (iii) bonds, debentures, notes or other similar obligations, the holders of which have the right to vote (or which are convertible into, exercisable for or exchangeable for securities having the right to vote) with holders of equity of the Company or any of its Subsidiaries or (iv) restricted shares, restricted share units, stock appreciation rights, performance units, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock or other voting securities of, or ownership interests in, any Subsidiary of the Company (the items in clauses (i) through (iv) being referred to collectively as the “Company Subsidiary Securities”). There are no outstanding obligations of the Company or any of its Subsidiaries to issue any Company Subsidiary Securities or to repurchase, redeem or otherwise acquire any of the Company Subsidiary Securities.
(c)   Section 4.6(c) of the Company Disclosure Schedule sets forth the name, jurisdiction of incorporation or organization (as applicable) and entity form of each Subsidiary of the Company. The Company does not (i) own or hold the right to acquire any equity securities, ownership interests or voting interests (including voting debt) of, or securities exchangeable or exercisable therefor, or investments in, any other Person or (ii) have any obligation to make any investment or capital contribution in any other Person.
Section 4.7   SEC Filings and the Sarbanes-Oxley Act.
(a)   The Company has filed with or furnished to the SEC, on a timely basis, all reports, schedules, forms, statements, prospectuses, registration statements, certifications and other documents required to be filed or furnished by the Company, including pursuant to the 1933 Act, the 1934 Act or the Sarbanes-Oxley Act, since the Applicable Date (collectively, together with any exhibits and schedules thereto and other information incorporated therein, the “Company SEC Documents”).
(b)   As of its filing date or on the date on which it was furnished (or, if amended, as of the date of such amendment), each Company SEC Document complied as to form in all material respects with the applicable requirements of the 1933 Act, the 1934 Act and the Sarbanes-Oxley Act, as the case may be.
(c)   As of its filing date or on the date on which it was furnished (or, if amended, as of the date of such amendment), each Company SEC Document filed pursuant to the 1933 Act, the 1934 Act and the Sarbanes-Oxley Act did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.
(d)   The Company and each of its officers are in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act. The management of the Company has complied in all material respects with Rule 13a-15 or 15d-15 under the 1934 Act, and designed, and maintained at all times since the Applicable Date, disclosure controls and procedures to ensure that material information relating to the Company, including its consolidated Subsidiaries, is recorded, processed and made known on a timely basis to the management of the Company and any other individuals responsible for the preparation of the Company’s filings with the SEC.
(e)   Since the Applicable Date, none of the Company, any of its Subsidiaries or, to the Knowledge of the Company, the Company’s auditors, has identified or been made aware of (A) any significant deficiencies or material weaknesses in the design, maintenance or operation of internal control over financial reporting (“Internal Controls”) which would adversely affect the Company’s ability to record, process, summarize and report financial data, (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s Internal Controls or the preparation of financial statements, or (C) any complaints, allegations, assertions, or claims, whether written or to the Company’s Knowledge oral, made since the Applicable Date, including from employees of the Company or its Subsidiaries, regarding a material violation of accounting procedures, internal accounting controls or auditing matters, in each case that would be reasonably expected to adversely affect the Company’s ability to record, process, summarize and report financial information. The Internal Controls are sufficient to provide reasonable assurance (i) that transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP, (ii) that receipts and expenditures are made only in accordance with the authorization of management or the board of directors, and (iii) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of the Company’s properties or assets that could have a material effect on the Company’s financial statements. As of the date hereof, the Company has made available to Parent all comment letters and all material correspondence between the SEC and the Company with respect to the Company SEC Documents since the Applicable Date that is not otherwise publicly available. As of the date of this Agreement, there are no outstanding or unresolved comment letters received from the SEC with respect to any of the Company SEC Documents. As of the date hereof, to the Knowledge of the Company, none of the Company SEC Documents is the subject of active SEC review.
(f)   The Company is and since the Applicable Date has been in compliance with the applicable listing and corporate governance rules and regulations of the New York Stock Exchange, except where the failure to be in compliance would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
Section 4.8   Financial Statements.    The audited consolidated financial statements and unaudited consolidated interim financial statements of the Company included or incorporated by reference in the Company SEC Documents (including the related notes and schedules) fairly present in all material respects, in conformity with GAAP (except as may be indicated in the notes thereto), the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject to normal and recurring year-end audit adjustments and the absence of footnotes in the case of any unaudited interim financial statements).
Section 4.9   Disclosure Documents.   The proxy statement of the Company to be filed with the SEC in connection with the Merger (the “Proxy Statement”) will, when filed, comply as to form in all material respects with the applicable requirements of the 1934 Act. At the time the Proxy Statement and any amendment or supplement thereto is first mailed to the stockholders of the Company and at the time of the Company Stockholder Meeting, the Proxy Statement, as supplemented or amended, if applicable, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The representations and warranties contained in this Section 4.9 will not apply to statements or omissions included or incorporated by reference in the Proxy Statement to the extent based upon information supplied by Parent, Merger Subsidiary or any of their respective Representatives specifically for use or incorporation by reference therein.
Section 4.10   Absence of Certain Changes.   Since the Company Balance Sheet Date through the date of this Agreement, (a) the business of the Company and its Subsidiaries has been conducted in the ordinary course of business in all material respects and (b) none of the Company or its Subsidiaries has undertaken any action that, if taken after the date of this Agreement, would require Parent’s consent pursuant to Section 6.1(b)(i), Section 6.1(b)(ii), Section 6.1(b)(iv), Section 6.1(b)(v), Section 6.1(b)(vi), Section 6.1(b)(vii),

Section 6.1(b)(viii), Section 6.1(b)(ix), Section 6.1(b)(xi), Section 6.1(b)(xii) and Section 6.1(b)(xx). Since the Company Balance Sheet Date, there has not been any Effect that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Set forth on Section 4.10 of the Company Disclosure Schedule is the aggregate amount of Funded Indebtedness of the Company and its Subsidiaries as of April 9, 2026.
Section 4.11   No Undisclosed Material Liabilities.    There are no liabilities or obligations of the Company or any of its Subsidiaries that would be required by GAAP to be reflected or reserved against on a consolidated balance sheet of the Company (or disclosed in the notes thereto) and its Subsidiaries, other than: (i) liabilities or obligations disclosed and reserved against in the Company Balance Sheet or in the notes thereto; (ii) liabilities or obligations incurred in the ordinary course of business since the Company Balance Sheet Date (none of which is a material liability or obligation resulting from noncompliance with any Applicable Law, breach of contract, breach of warranty, tort, infringement, misappropriation, dilution or a Proceeding); (iii) liabilities or obligations incurred in connection with the Transactions; and (iv) liabilities or obligations that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any “off balance sheet arrangement” within the meaning of Item 303 of Regulation S-K promulgated under the 1933 Act.
Section 4.12   Compliance with Laws and Court Orders.
(a)   Except for failures to comply or violations that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company and each of its Subsidiaries is, and in the past three (3) years has been, in compliance with all Applicable Laws, and to the Knowledge of the Company is not under investigation by any Governmental Authority with respect to and has not been threatened to be charged with or given notice of any violation of, any Applicable Laws.
(b)   Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, in the past five (5) years, neither the Company nor any of its Subsidiaries, nor any director or officer, nor, to the Knowledge of the Company, any agent or employee of the Company or any of its Subsidiaries has (i) taken any action, directly or indirectly, that would result in a violation by any such Persons of the U.S. Foreign Corrupt Practices Act of 1977, the Anti-Kickback Act of 1986, the U.K. Bribery Act of 2010, or any other anti-bribery, anti-corruption, or anti-money laundering Applicable Law, (ii) used any funds of the Company for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, or (iii) given, offered, promised or authorized the giving of money or anything of value, to any Government Official, for the purpose of (A) influencing an act or decision of such Government Official or improperly inducing such Government Official to use his or her influence or position to affect any act or decision of a Governmental Authority, (B) obtaining an improper business advantage, or (C) obtaining or retaining business.
(c)   Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, in the past three (3) years, neither the Company nor any of its Subsidiaries, nor any director, officer, or employee, nor, to the Knowledge of the Company, any agent of the Company or any of its Subsidiaries, (i) has been, or is currently, excluded, suspended or debarred from participation in Federal Healthcare Programs, or has been excluded, suspended or debarred by any other Governmental Authority, nor to the Knowledge of the Company are there any pending or threatened investigations or Proceedings that would lead to such an exclusion, suspension or debarment; (ii) has been convicted of any criminal offense under any Healthcare Law, including with regard to the delivery of or payment for any item or service under a Federal Healthcare Program; or (iii) has paid or been assessed a civil money penalty under any Applicable Law.
(d)   Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, in the past five (5) years, neither the Company nor any of its Subsidiaries, nor any of their respective directors or officers, nor, to the Knowledge of the Company, any agents or employees of the Company or any of its Subsidiaries, (i) has been a Sanctioned Person or in a Sanctioned Country, in each case in violation of Applicable Laws; (ii) has engaged in or otherwise participated in, or assisted or facilitated any direct or indirect dealing or transaction with, or for the benefit of, a Sanctioned Person; or (iii) has otherwise violated applicable Sanctions.

Section 4.13   Regulatory Matters.
(a)   In the past three (3) years, the Products have been developed, tested, manufactured, stored, distributed, promoted, marketed, sold and otherwise commercialized, as applicable, in compliance with Applicable Law, and are not adulterated, misbranded, or otherwise non-compliant, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(b)   In the past three (3) years, neither the Company nor any of its Subsidiaries, nor to the Knowledge of the Company (without due inquiry of its Third Party manufacturers) any of its Third Party manufacturers, has received any (i) written, or to the Company’s Knowledge, oral notice from the FDA or any other Governmental Authority alleging that the Company, or any of its Subsidiaries, or any of its Third Party manufacturers has been or is in violation of (A) any Applicable Law with respect to the development, testing, manufacturing, storage, distribution, promotion, marketing, sale, or commercialization of the Products, or (B) any Healthcare Law; (ii) written notice of inspectional observation (including those recorded on form FDA 483), establishment inspection report, warning letter, untitled letter, penalty, fine, Sanction, import detention or refusal, import alert, request for recall or other remedial action with respect to the Products from any Governmental Authority; or (iii) other written documents issued by the any Governmental Authority alleging lack of compliance by the Company, any of its Subsidiaries, or any of its Third Party manufacturers in any material respect with any Applicable Law with respect to the Products. In the past three (3) years, there have been no Proceedings pending, or to the Knowledge of the Company, threatened with respect to the Company’s or its Subsidiaries’ violation of any Applicable Law with respect to the development, testing, manufacturing, storage, distribution, promotion, marketing, sale, or commercialization of the Products, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(c)   In the past three (3) years, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) the Company and its Subsidiaries, and to the Knowledge of the Company (without due inquiry of its Third Party manufacturers) its Third Party manufacturers, have complied with all Applicable Laws in connection with the preparation and submission to the FDA of each PMA and 510(k) submission and any other Governmental Authority of similar submissions or, if no submission is required, appropriate letters to file or exemption documentation, or other equivalent submissions in other jurisdictions, with respect to the Products, and (ii) all reports, documents, claims and notices required to be filed, maintained or furnished to the FDA or any other Governmental Authority by the Company and its Subsidiaries, and to the Knowledge of the Company (without due inquiry of its Third Party Manufacturers) its Third Party manufacturers, with respect to the Products have been so filed, maintained or furnished and were complete and correct in all material respects on the date filed (or were corrected in or supplemented by a subsequent filing).
(d)   In the past three (3) years, the Company and its Subsidiaries, and, to the Knowledge of the Company (without due inquiry of its Third Party manufacturers), its Third Party manufacturers, (i) have held all Regulatory Approvals necessary to conduct business in the manner in which such business is currently being conducted; (ii) all such Regulatory Approvals are valid and in full force and effect (or expired at a time when such Regulatory Approvals no longer were required); and (iii) have operated in compliance with all required Regulatory Approvals, in each case except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. In the past three (3) years, the Company and its Subsidiaries and, to the Knowledge of the Company (without due inquiry of its Third Party manufacturers), its Third Party manufacturers, have not received any written notice from any Governmental Authority regarding (i) any actual or alleged violation of or failure to comply with any term or requirement of any Regulatory Approvals or (ii) any actual or threatened revocation, withdrawal, suspension, cancellation or termination of any Regulatory Approvals, in each case except for such violation, failure, revocation, withdrawal, suspension, cancellation or termination that would not have, individually or in the aggregate, a Material Adverse Effect.
(e)   Neither the Company nor any of its Subsidiaries, nor to the Knowledge of the Company (without due inquiry of its Third Party manufacturers) any of its Third Party manufacturers, has received, in the past three (3) years, any written or, to Company’s Knowledge, oral notice from any Governmental Authority with respect to, and, to Company’s Knowledge, no event has occurred that would reasonably be expected to result in, the loss, termination, suspension, withdrawal or revocation of any PMA, 510(k) pre-market clearance, device exemption, or other equivalent Regulatory Approval or Permits for any of the Products.
(f)   In the past three (3) years, no Products have been (i) recalled, (ii) the subject of a correction, removal action, or other market withdrawal, or (iii) suspended, withdrawn or discontinued as a result of any action by FDA or any other Governmental Authority. To Company’s Knowledge, no event has occurred, and no condition or circumstance exists, that would reasonably be expected to (with or without notice or lapse of time or both) give rise to or serve as a basis for any recall, correction, removal action, market withdrawal or other similar action of any Product.
Section 4.14   Litigation.    There is no Proceeding pending against, or, to the Knowledge of the Company, threatened against, the Company or any of its Subsidiaries that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is subject to any Order that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
Section 4.15   Permits.   The Company and its Subsidiaries hold all Permits necessary for the lawful conduct of their businesses, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. All such Permits are valid and in full force and effect. Neither the Company nor its Subsidiaries is in violation or default under any of such Permits, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and, since the Applicable Date, no written or, to the Company’s Knowledge, oral notices have been received by Company or any of its Subsidiaries alleging any material violation or default under any such Permit. To Company’s Knowledge, no event has occurred that, with or without notice or lapse of time or both, would reasonably be expected to result in the revocation, suspension, lapse, or limitation of any such Permit.
Section 4.16   Properties.
(a)   Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company and its Subsidiaries have good title to, or valid leasehold interests in, all property and assets reflected on the Company Balance Sheet or acquired after the Company Balance Sheet Date (except for properties and assets that have been disposed of since the Company Balance Sheet Date in the ordinary course of business), free and clear of all Liens other than Permitted Liens.
(b)   As of the date hereof, Section 4.16(b) of the Company Disclosure Schedule sets forth a true and complete list of (i) all material real property owned by the Company or any of its Subsidiaries (the “Owned Real Property”), and (ii) all material real property leased by or for the benefit of the Company or any of its Subsidiaries (the “Leased Real Property” and together with the Owned Real Property, the “Real Property”). The Company has delivered or made available to Parent copies of (i) all material Contracts and all material amendments and modifications thereof that are in the possession of the Company with respect to the Owned Real Property, and (ii) all material leases or subleases, and all material amendments and modifications thereof, with respect to the Leased Real Property (each, a “Real Property Lease”).
(c)   The Owned Real Property is the only real property owned by the Company or a Subsidiary thereof and used in connection with the business of the Company and its Subsidiaries. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) the Company or a Subsidiary thereof has good, marketable and insurable fee simple title to the parcel of Owned Real Property owned by the Company or such Subsidiary, free and clear of all Liens except for Permitted Liens, (ii) the interest of the Company or applicable Subsidiary thereof in the Owned Real Property has not been conveyed, leased, pledged, or otherwise transferred or encumbered, whether in whole or in part, (iii) neither the Company nor any Subsidiary thereof is a lessor, sublessor or grantor under any lease, sublease, consent, license or other instrument granting to another Person any right to the possession, use, occupancy or enjoyment of the Owned Real Property, and (iv) no Person, other than the Company or a Subsidiary thereof, has any right, option, right of first refusal or any other Contract, whether oral or written, with respect to the purchase, assignment or transfer of all or any portion of the Owned Real Property.

(d)   Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) each Real Property Lease is valid and in full force and effect (subject to the Bankruptcy and Equity Exception), (ii) neither the Company nor any of its Subsidiaries, nor to the Company’s Knowledge any other party to a Real Property Lease, has violated any provision of, or taken or failed to take any act which, with or without notice, lapse of time, or both, would constitute a material default under the provisions of such Real Property Lease, and neither the Company nor any of its Subsidiaries has received or given notice that it has materially breached, violated or defaulted under any Real Property Lease, and (iii) there is no option to purchase, right of first refusal, right of first offer or other Contract granting the Company or its Subsidiaries or, to the Company’s Knowledge, any other Person, any right to acquire, sublease or use the Leased Real Property.
(e)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company has not received any written notice that all or any portion of Real Property is subject to any Order to be sold or is being condemned, expropriated or otherwise taken by any Governmental Authority with or without payment of compensation therefor.
(f)   Except for any Permitted Liens or as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) there are no Liens (other than Permitted Liens) that prevent the Company or any of its Subsidiaries from using, occupying or operating any Real Property for its current use, occupancy, or operation, (ii) all structures and other buildings on the Real Property are in operating condition and none of such structures or buildings is in need of maintenance or repairs except for ordinary, routine maintenance and repairs, and except for ordinary wear and tear, (iii) no construction (excluding routine maintenance and repair work) is currently being performed or is anticipated to be performed on the Real Property, (iv) the Real Property has adequate access to public roads, and (v) all utilities necessary to serve the Real Property and the business of the Company and its Subsidiaries as conducted as of the date of this Agreement are properly installed, available to and connected with the Real Property in sufficient quantities.
Section 4.17   Intellectual Property; Data Protection.
(a)   Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (i) none of the Company or any of its Subsidiaries, the conduct of the businesses of the Company and each of its Subsidiaries, or the use of Products as intended by the Company and its Subsidiaries is infringing, misappropriating, or otherwise violating, or has since the Applicable Date infringed, misappropriated, or otherwise violated, any Intellectual Property of any other Person, (ii) the Company and each of its Subsidiaries owns or has a right to use all Intellectual Property necessary for the conduct of its business as currently conducted; and (iii) no Third Party is infringing upon, violating, or misappropriating, or has since the Applicable Date infringed upon, violated, or misappropriated, any Owned Intellectual Property owned by Company or its Subsidiaries. The Company and its Subsidiaries exclusively own all right, title, and interest in and to all material Owned Intellectual Property, except where the failure to exclusively own such Owned Intellectual Property would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(b)   There is no, and since the Applicable Date, there has been no, Proceeding pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries alleging that the Company or any of its Subsidiaries infringed, misappropriated, or otherwise violated any Intellectual Property rights of any Person or challenging the ownership by the Company of or the validity or enforceability of any Owned Intellectual Property, in each case except for such Proceedings that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(c)   Since the Applicable Date, there has been no malfunction, failure, continued substandard performance, denial-of-service, any event constituting a Security Incident, including any cyberattack, or other impairment of the Company IT Systems in each case except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company and its Subsidiaries have taken commercially reasonable efforts to safeguard the confidentiality, availability, security, and integrity of the Company IT Systems, in each case except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(d)   Each item of Owned Intellectual Property that is (i) a patent and otherwise registered (including Internet domain names that are Owned Intellectual Property), or (ii) a pending patent application or subject to another application for registration, and in each case that is material to the Company and its Subsidiaries is subsisting, valid, and enforceable, in each case as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(e)   No Owned Intellectual Property is subject to any outstanding Order or Contract restricting the Company’s or its Subsidiaries’ use or licensing thereof, in each case as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(f)   The Company and each of its Subsidiaries has taken commercially reasonable measures to protect the confidentiality of all trade secrets and other material confidential information in the Owned Intellectual Property. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, each current and former employee, consultant and contractor of the Company or any of its Subsidiaries who materially contributed to the development of any Owned Intellectual Property has executed a written Contract assigning all right, title and interest of such employee, consultant or contractor in such Intellectual Property to the Company or one of its Subsidiaries and agreeing to confidentiality provisions protective of the confidential information of the Company and its Subsidiaries.
(g)   The Company and its Subsidiaries do not own any material proprietary software.
(h)   Since the Applicable Date, the Company and each of its Subsidiaries have complied with all applicable Data Privacy and Security Requirements, including with respect to the establishment of an Information Security Program and the Processing of Personal Information in the conduct of the Company’s and its Subsidiaries’ businesses, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Since the Applicable Date, the Company and its Subsidiaries have not received any written notice or threat of any Proceeding or written complaint by any Governmental Authority or other Person concerning the Company’s or any of its Subsidiaries’ Processing of Personal Information or actual, alleged, or suspected violation of any Data Privacy and Security Requirement, and to the Knowledge of the Company, there are no facts or circumstances that could reasonably be expected to give rise to any such Proceedings, in each case except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Since the Applicable Date, neither the Company nor any of its Subsidiaries have been required to notify any Person of any Security Incident. Since the Applicable Date, neither the Company nor any of its Subsidiaries have been adversely affected by any malicious code, ransomware or malware attacks, or denial-of-service attacks on any Company IT Systems, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The consummation of the Transactions does not and will not violate or breach any Data Privacy and Security Requirement, except for such violations or breaches that would not have a Material Adverse Effect. All Company Data currently processed by the Company and its Subsidiaries will continue to be available for Processing by the Company and its Subsidiaries following the Closing on substantially the same terms and conditions as existed immediately before the Closing, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
Section 4.18   Taxes.
(a)   All income and other material Tax Returns required by Applicable Law to be filed with any Governmental Authority by, or on behalf of, the Company or its Subsidiaries have been filed when due (including extensions) in accordance with all Applicable Law, and all such material Tax Returns are, or shall be at the time of filing, true, correct and complete in all material respects.
(b)   The Company and each of its Subsidiaries has paid (or has had paid on its behalf) to the appropriate Governmental Authority all income and other material Taxes due and payable, or, where payment is not yet due, has established (or has had established on its behalf and for its sole benefit and recourse) in accordance with GAAP an adequate accrual for all material Taxes through the end of the last period for which the Company and its Subsidiaries ordinarily record items on their respective books.

(c)   There are no Liens for Taxes upon any property or assets of the Company or any of its Subsidiaries except for Permitted Liens.
(d)   No claim has been made in the past five (5) years by a Governmental Authority in a jurisdiction where the Company or any of its Subsidiaries does not file material Tax Returns that it is or may be subject to a material Tax by that jurisdiction or required to file material Tax Returns in that jurisdiction.
(e)   The Company and each of its Subsidiaries is not and has never been a member of an affiliated group within the meaning of Section 1504(a) of the Code with which it has filed (or been required to file) consolidated, combined, unitary or similar Tax Returns (other than a group which the Company is the parent of). The Company and each of its Subsidiaries has no liability for the Taxes of any Person (other than the Company or its Subsidiaries) under Treasury Regulations Section 1.1502-6 (or any similar provision of Applicable Law), as a transferee or successor, by Contract or operation of law.
(f)   There is no Proceeding now pending or, to the Company’s Knowledge, threatened in writing against or with respect to the Company or its Subsidiaries in respect of any material Tax, other than any audits with respect to which the Company or a Subsidiary has paid or accrued, in accordance with GAAP, any material Taxes associated with such audits. No deficiency for any amount of Taxes has been proposed or asserted in writing or assessed by any Governmental Authority against the Company or any of its Subsidiaries that remains unpaid or unresolved in whole or in part, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(g)   During the two-year period ending on the date hereof, neither the Company nor any of its Subsidiaries was a distributing corporation or a controlled corporation in a transaction intended to be governed by Section 355 of the Code.
(h)   The Company and each of its Subsidiaries has properly withheld, and paid over to the appropriate Governmental Authority, all material Taxes that it was required to withhold from any payment to any employee, independent contractor, creditor, stockholder, vendor or other Person.
(i)   Neither the Company nor any of its Subsidiaries has been party to any “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2).
(j)   Neither the Company nor any of its Subsidiaries is a party to, or bound by, or has any obligation under, any sharing, allocation, indemnification or similar agreement or arrangement primarily relating to Taxes.
(k)   Neither the Company nor any of its Subsidiaries will be required to include any material item of income or gain in, or exclude any material item of deduction or loss from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any: (i) change in, or use of an improper, method of accounting for a taxable period ending on or prior to the Closing Date; (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of Applicable Law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; (iv) prepaid amount, advance payment or deferred revenue received or accrued on or prior to the Closing Date; or (v) intercompany transaction or excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of Applicable Law).
(l)   The U.S. federal income tax classification of the Company and each of its Subsidiaries is set forth on Section 4.18(l) of the Company Disclosure Schedule, and no election is outstanding to change any such classification.
Section 4.19   Employee Benefit Plans and Labor and Employment Matters.
(a)   Section 4.19(a) of the Company Disclosure Schedule lists each material Employee Plan. With respect to each material Employee Plan, (i) copies of such Employee Plan (and, if applicable, related trust) (or, with respect to any unwritten Employee Plan, a written summary of the material terms thereof) and all material amendments thereto, (ii) insurance contracts and policies and certificates of coverage and all amendments thereto, (iii) all current summary plan descriptions and summaries of material modifications thereto, (iv) the most recent annual reports (Form 5500), (v) annual testing (including nondiscrimination and coverage) results for the most recently completed plan year, (vi) the most recent determination letter, advisory letter, or opinion letter issued by the Internal Revenue Service, and (vii) all material, non-routine correspondence received from or provided to any Governmental Authority for the past three (3) years, have in each case been made available to Parent.
(b)   Neither the Company, any Subsidiary of the Company, nor any ERISA Affiliate maintains, sponsors, contributes to, or has any liability with respect to, or has in the past maintained, sponsored, or contributed to, (i) any plan subject to Title IV of ERISA, including a “defined benefit plan” (as defined in ERISA 3(35)), (ii) a multiemployer plan, as defined in Section 3(37) of ERISA, (iii) a multiple employer plan subject to Section 4063 or 4064 of ERISA, or (iv) a plan subject to Section 302 of ERISA or Section 412 of the Code.
(c)   Each Employee Plan that is intended to be qualified under Section 401(a) of the Code has received a currently effective favorable determination letter from the IRS or is entitled to rely on a favorable opinion letter from the IRS and, to the Company’s Knowledge, no circumstances exist which would reasonably be expected to result in loss of such qualification, except for any such loss of qualification except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(d)   Each Employee Plan has been established, administered, and maintained in compliance with its terms and with Applicable Law, except for failures to comply that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(e)   No Employee Plan or any Company or any Subsidiary of the Company (i) provides, or has any obligation to provide, current or former Company Employees (or any beneficiaries thereof) welfare benefits (including medical and life insurance benefits) after such individual terminates employment with the Company or any Subsidiary of the Company, except for the coverage continuation requirements of COBRA or (ii) provides, or has any obligation to provide, welfare benefits to any individual who is not a current or former employee of the Company or any Subsidiary of the Company or beneficiary of such individual.
(f)   The Company and its Subsidiaries are in compliance with all Applicable Laws relating to labor and employment, including any outsourcing and subcontracting schemes, except for failures to comply that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(g)   Except as provided by Section 2.5, neither the execution of this Agreement nor the consummation of the Transactions (either alone or together with any other event) will (i) entitle any Company Employee (in his or her role as a Company Employee) to any material payment or benefit or accelerate the time of payment or vesting of any material compensation or benefits, or (ii) result in the acceleration of payment, funding or vesting under any Employee Plan. No amount paid or payable (whether in cash, in property, or in the form of benefits) in connection with the Transactions (either alone or together with any another event) will result in any payments or benefits which would not reasonably be expected to be deductible under Section 280G of the Code or which would cause any Tax or penalty under Section 4999 of the Code. Neither the Company nor any of its Subsidiaries has any obligation to make a “gross-up” or similar payment in respect of any Taxes that may become payable under Section 409A of the Code or Section 4999 of the Code.
(h)   Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, there are no pending, or to the Company’s Knowledge, threatened, Proceedings by any applicant, employee, independent contractor, former employee, or former independent contractor of the Company or any of its Subsidiaries before the National Labor Relations Board, the Equal Employment Opportunity Commission or any other Governmental Authority relating to any labor and employment matters.
(i)   Neither the Company nor any of its Subsidiaries is a party to or subject to, or is currently negotiating in connection with entering into, any collective bargaining agreement or similar Contract with any labor union, labor organization, works council, or group of employees (each, a “Labor Agreement”). To the Company’s Knowledge, there has been no petition for representation filed with respect to any Company Employees. Neither the Company nor any of its Subsidiaries is a party to, and to the Company’s Knowledge none of them are threatened with, any Proceeding with a labor union, labor organization, or works council involving any of their current or former employees (including any actual or threatened labor strikes, work slowdown, lock-outs, work stoppages, interruptions of work, picketing, arbitrations, grievances, unfair labor practice charges or proceedings, or other disputes involving a labor organization or with respect to unionization or collective bargaining), except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(j)   Since the Applicable Date, neither the Company nor any of its Subsidiaries has effectuated (i) a “plant closing” (as defined in the Worker Adjustment and Retraining Notification Act of 1988 or similar Applicable Law (the “WARN Act”)) affecting any site of employment or one or more facilities or operating units within any site of employment or facility of the Company or any of its Subsidiaries; or (ii) a “mass layoff” (as defined in the WARN Act) affecting any site of employment or facility of the Company or any of its Subsidiaries; and neither the Company nor any of its Subsidiaries has been affected by any transaction or engaged in layoffs or employment terminations sufficient in number to trigger application of any similar state or local Applicable Law.
(k)   Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company and each of its Subsidiaries are, and have since the Applicable Date been, in compliance with all Applicable Laws which relate to employment, including Applicable Laws respecting wages, hours, wage payment, employee record keeping, labor, fair employment practices, terms and conditions of employment, workers’ compensation, occupational safety and health, plant closings, withholding of Taxes, discrimination in employment, disability rights or benefits, equal employment opportunity, immigration (including applicable I-9 Applicable Laws), reasonable accommodations, labor relations and collective bargaining, employee leave issues, equal pay, employee and contractor classification, automated employment decision tools, and unemployment insurance, and are not liable for any arrears of wages or any Taxes or penalties for failure to comply with the foregoing.
(l)   No executive, officer, director or other management level personnel of the Company or any of its Subsidiaries currently is the subject of any sexual harassment investigation by the Company or, to the Knowledge of the Company, any Governmental Authority, and neither the Company nor any of its Subsidiaries has, within the last five (5) years, been subject to any lawsuit, arbitration or settlement involving allegations that any of its or their respective executives, officers, directors, or other management level personnel engaged in sexual harassment, in each case except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
Section 4.20   Environmental Matters.
(a)   Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect:
(i)   no written notice, Order, complaint or penalty has been received by the Company or any of its Subsidiaries arising out of any Environmental Laws or relating to Hazardous Substances, and there are no Proceedings pending or, to the Company’s Knowledge, threatened which allege any liability of or violation by the Company or any of its Subsidiaries relating to any Environmental Laws or Hazardous Substances;
(ii)   neither the Company nor any of its Subsidiaries, nor any of their respective predecessors or controlled Affiliates, has treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled, released or exposed any person to any Hazardous Substance, or owned or operated any property or facility contaminated by any Hazardous Substance, in each case, as has given or would give rise to liabilities or obligations under any Environmental Laws;
(iii)   the operations of the Company and its Subsidiaries are, and since the Applicable Date have been, in compliance with the terms of applicable Environmental Laws and all environmental permits necessary for their operations;
(iv)   neither the Company nor any of its Subsidiaries has assumed, undertaken, provided an indemnity with respect to, or otherwise become subject to, any liability of any other Person relating to Environmental Laws or Hazardous Substances; and

(v)   neither this Agreement nor the consummation of the Transactions will result in any obligations for site investigation or cleanup, or notification to or consent of any Governmental Authority pursuant to any Environmental Laws.
(b)   the Company has made available to Parent all non-privileged environmental audits, assessments and reports prepared by third-party consultants for the Company or a Subsidiary thereof since the Applicable Date and other material environmental, health and safety assessments relating to the current properties, facilities or operations of the Company or any of its Subsidiaries, in each case that are in the possession or custody of the Company or any of its Subsidiaries.
Section 4.21   Material Contracts.
(a)   As of the date hereof, neither the Company nor any of its Subsidiaries is a party to or bound by:
(i)   any Contract that constitutes a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC);
(ii)   any Contract limiting in any material respect the ability of the Company or its Subsidiaries (or, after the consummation of the Merger, Parent, the Surviving Corporation or any of their respective Subsidiaries) to (i) sell any products or services of or to any other Person or in any geographic region, (ii) engage in any line of business or (iii) compete with or to obtain products or services from any Person or limiting the ability of any Person to provide products or services to the Company or its Subsidiaries (or, after the consummation of the Merger, Parent, the Surviving Corporation or any of their respective Subsidiaries);
(iii)   any Contract that (A) is with any customer of the Company or any of its Subsidiaries who, in the year ended December 31, 2025, was one of the twenty (20) largest sources of aggregate revenues for the Company and its Subsidiaries (based on amounts paid or payable) and (B) limits or restricts the right of the Company or any of its Subsidiaries pursuant to any “most favored nations” provision;
(iv)   any Contract with any of the ten (10) largest suppliers by dollar volume of purchases made by the Company and its Subsidiaries during the twelve (12) months ended December 31, 2025;
(v)   any Contract that obligates the Company or any of its Subsidiaries to make any future capital expenditures in excess of $12,000,000;
(vi)   any Contract between the Company and any of its Subsidiaries, on the one hand, and any Affiliate (including any director or executive officer) thereof, on the other hand;
(vii)   any Contract (other than the organizational documents of the Company and its Subsidiaries) that relates to the formation, creation, governance or control of, or the economic rights or obligations of the Company or any of its Subsidiaries in, any joint venture, partnership or other similar arrangement;
(viii)   any Contract that provides for the disposition or acquisition (whether by merger, consolidation, the sale of equity interests, the sale of all or substantially all of the assets, or otherwise) of any business or any equity interests of any Person and (A) includes an “earnout” or other similar contingent, deferred or fixed payment obligation that is binding on the Company or any of its Subsidiaries and that has not been satisfied in full or (B) any other contingent obligation that is binding on the Company or any of its Subsidiaries;
(ix)   any Contract with a Governmental Authority;
(x)   any Labor Agreement;
(xi)   any Contract evidencing Funded Indebtedness in excess of $5,000,000;
(xii)   any Contract with respect to performance bonds, surety bonds, or letters of credit (in each case, whether drawn or undrawn);

(xiii)   any Contract that is a settlement, conciliation or similar agreement with any Person that (A) requires payment by the Company or any of its Subsidiaries after the date hereof in excess of $1,000,000 or (B) imposes material, non-monetary obligations or restrictions on the Company or any of its Subsidiaries after the date of this Agreement (other than, for the avoidance of doubt, confidentiality, release, or non-disparagement covenants that are customary for and incidental to entry of settlement, conciliation and similar Contracts) which obligations or restrictions would apply to Parent or its Affiliates (including the Company and its Subsidiaries) following the Closing; and
(xiv)   any Contract (i) under which the Company or its Subsidiaries has granted or received a license or other right to any Intellectual Property (excluding non-exclusive licenses or rights granted in the ordinary course of business), (ii) relating to the acquisition, ownership, or development of Intellectual Property or settling any actual or prospective dispute related to Intellectual Property, or (iii) otherwise adversely affecting the Company’s or its Subsidiaries’ ability to use, enforce, or disclose any Intellectual Property (excluding non-exclusive end-user licenses for unmodified, commercially available, off-the-shelf software that are provided in executable form only and used solely for the Company’s and its Subsidiaries’ internal business purposes, with an aggregate replacement cost of less than $5,000,000) (each Contract constituting any of the foregoing types described in clauses (i)-(xiv), a “Material Contract”).
(b)   The Company has made available to Parent a materially true, complete and correct copy of each Material Contract. Except for breaches, violations, defaults, terminations or non-renewals which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (a) each of the Material Contracts is valid and in full force and effect and binding on the parties thereto (subject to the Bankruptcy and Equity Exception), (b) neither the Company nor any of its Subsidiaries, nor to the Company’s Knowledge any other party to a Material Contract, has violated any provision of, or taken or failed to take any act which, with or without notice, lapse of time, or both, would constitute a default under the provisions of such Material Contract, and neither the Company nor any of its Subsidiaries has received notice that it has breached, violated or defaulted under any Material Contract, and (c) to the Knowledge of the Company, since the Company Balance Sheet Date, the Company has not received any notice from or on behalf of any party to a Material Contract indicating that such party intends to terminate, or not renew, any Material Contract with such party.
Section 4.22   Affiliate Transactions.    To the Knowledge of the Company, since the Applicable Date, there have been no transactions, or series of related transactions, agreements, arrangements or understandings in effect, nor are there any currently proposed transactions, or series of related transactions, agreements, arrangements or understandings, that would be required to be disclosed under Item 404(a) of Regulation S-K that have not been otherwise disclosed in the Company SEC Documents filed prior to the date hereof.
Section 4.23   Brokers.    Except for J.P. Morgan Securities LLC, there is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of the Company or any of its Subsidiaries who might be entitled to any fee or commission from the Company or any of its Affiliates in connection with the Transactions.
Section 4.24   Opinion of Financial Advisor.    The Board of Directors of the Company has received the opinion of J.P. Morgan Securities LLC, financial advisor to the Company, to the effect that, as of the date of this Agreement and based upon and subject to the assumptions made, procedures followed, matters considered and limitations on the review undertaken by J.P. Morgan Securities LLC in preparing its opinion, the Merger Consideration to be received by the Company’s stockholders in the Merger is fair, from a financial point of view, to such stockholders.
Section 4.25   Takeover Laws.    The Company has taken all action necessary to exempt the Merger, this Agreement and the Transactions from the requirements of any Takeover Laws (or provisions in the certificate of incorporation or bylaws of the Company, including Section 4 of Article IV of the Company’s Certificate of Incorporation), and accordingly no restriction on business combinations set forth in any Takeover Law (or provision in the certificate of incorporation or bylaws of the Company (including, for the avoidance of doubt, Section 4 of Article IV of the Company’s Certificate of Incorporation)) applies to this Agreement or the Transactions. There is no stockholder rights plan, “poison pill” antitakeover plan or similar device in effect to which the Company or any of its Subsidiaries is subject, party or otherwise bound.

Section 4.26   Insurance.    Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (a) each of the material, currently active policies, binders and insurance contracts that are maintained by or for the benefit of the Company and its Subsidiaries (the “Insurance Policies”), is in full force and effect with all premiums due having been paid in full, and the Company is not in default under any Insurance Policy, (b) neither the Company nor any of its Subsidiaries has received any written or, to the Company’s Knowledge, oral notice of cancellation, termination, non-renewal or denial of coverage with respect to any Insurance Policy and (c) none of the policy limits under any of the Insurance Policies have been eroded by the payment of claims.
Section 4.27   Exclusivity of Representations and Warranties.
(a)   No Other Representations and Warranties.   The Company, on behalf of itself and its Subsidiaries, acknowledges and agrees that, except for the representations and warranties expressly made by Parent in ARTICLE 5 or in any certificate delivered by Parent pursuant to this Agreement, (i) neither Parent nor any other Person makes any representation or warranty of any kind whatsoever, express or implied, at law or in equity, with respect to Parent, any of its Subsidiaries or their respective business, operations, assets, liabilities, condition (financial or otherwise) or the Transactions; (ii) no Person has been authorized by Parent, any of its Subsidiaries or any of its or their respective Representatives to make any representation or warranty relating to Parent, its Subsidiaries or any of their businesses or operations or otherwise in connection with this Agreement or the Transactions, and if made, such representation or warranty must not be relied upon by the Company, its Subsidiaries or any of their respective Representatives as having been authorized by Parent, any of its Subsidiaries or any of its or their respective Representatives (or any other Person); and (iii) the representations and warranties made by Parent in this Agreement and in any certificate delivered by Parent pursuant to this Agreement are in lieu of and are exclusive of all other representations and warranties, including any express or implied warranty or warranty as to merchantability or fitness for a particular purpose, and Parent hereby disclaims any other or implied representations or warranties, notwithstanding any other statements made or the delivery or disclosure to the Company, its Subsidiaries or any of their respective Representatives of any documentation, forecasts or other information with respect to any one or more of the foregoing.
(b)   No Reliance.   The Company, on behalf of itself and its Subsidiaries, acknowledges and agrees that, except for the representations and warranties expressly set forth in ARTICLE 5 and in any certificate delivered by Parent pursuant to this Agreement, it is not acting (including, as applicable, by entering into this Agreement or consummating the Transactions) in reliance on: (i) any other representation or warranty, express or implied; (ii) any estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information provided or addressed to the Company, its Subsidiaries or any of their respective Representatives, including in connection with presentations by Parent’s management or in any other forum or setting; or (iii) the accuracy or completeness of any other representation, warranty, estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information.
ARTICLE 5
Representations and Warranties of Parent
Except as set forth in the Parent Disclosure Schedule (each section of which qualifies the correspondingly numbered representation and warranty or covenant to the extent specified therein, provided that any disclosure set forth with respect to any particular section shall be deemed to be disclosed in reference to all other applicable sections of this Agreement to the extent that the relevance of such disclosure to such other sections is reasonably apparent on its face), Parent hereby represents and warrants to the Company as follows:
Section 5.1   Corporate Existence and Power.   Each of Parent and Merger Subsidiary is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all corporate powers and all governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted, except for those licenses, authorizations, permits, consents and approvals the absence of which would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Since the date of its incorporation, Merger Subsidiary has not engaged in any activities other than in connection with or as contemplated by this Agreement or the Transactions.

Section 5.2   Corporate Authorization.   The execution, delivery and performance by Parent and Merger Subsidiary of this Agreement and the consummation by Parent and Merger Subsidiary of the Transactions are within the corporate powers of Parent and Merger Subsidiary and have been duly authorized by all necessary corporate action. This Agreement constitutes a legal, valid and binding agreement of each of Parent and Merger Subsidiary, enforceable against Parent and Merger Subsidiary in accordance with its terms, subject to the Bankruptcy and Equity Exception.
Section 5.3   Governmental Authorization.   The execution, delivery and performance by Parent and Merger Subsidiary of this Agreement and the consummation by Parent and Merger Subsidiary of the Transactions require no action by or in respect of, or filing with, any Governmental Authority, other than (i) the filing of a certificate of merger with respect to the Merger with the Secretary of State of the State of Delaware and appropriate documents with the relevant authorities of other states in which Parent is qualified to do business, (ii) compliance with any applicable requirements of the HSR Act and those filings set forth in Section 8.1(b) of the Company Disclosure Schedule, (iii) compliance with any applicable requirements of the 1934 Act and any other state or federal securities laws and (iv) any actions or filings the absence of which would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
Section 5.4   Non-contravention.   The execution, delivery and performance by Parent and Merger Subsidiary of this Agreement and the consummation by Parent and Merger Subsidiary of the Transactions do not and will not (i) contravene, conflict with, or result in any violation or breach of any provision of the certificate of incorporation or bylaws of Parent or Merger Subsidiary, (ii) assuming compliance with the matters referred to in Section 5.3, contravene, conflict with or result in any violation or breach of any provision of any Applicable Law, (iii) assuming compliance with the matters referred to in Section 5.3, require any consent or other action by any Person under, violate, conflict with, breach, constitute a default (with or without notice or lapse of time, or both) under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation (including any payment obligation) or the loss of any benefit to which Parent or any of its Subsidiaries is entitled under any provision of any Contract binding upon Parent or any of its Subsidiaries or (iv) result in the creation or imposition of any Lien on any asset of the Parent or any of its Subsidiaries, with only such exceptions, in the case of each of clauses (ii) through (iv), as would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
Section 5.5   Disclosure Documents.   The information supplied by Parent for inclusion in the Proxy Statement will not, at the time the Proxy Statement and any amendment or supplement thereto is first mailed to the stockholders of the Company and at the time of the Company Stockholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The representations and warranties contained in this Section 5.5 will not apply to statements or omissions included or incorporated by reference in the Proxy Statement to the extent based upon information supplied by any Person other than Parent or its Affiliates or their respective Representatives (including the Company or any of its Representatives) specifically for use or incorporation by reference therein.
Section 5.6   Brokers.   There is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of Parent who might be entitled to any fee or commission from the Company or any of its Affiliates upon consummation of the Transactions.
Section 5.7   Financing.
(a)   Each of Parent and Merger Subsidiary affirms that it is not a condition to the Closing or to any of its other obligations under this Agreement that the Parent and Merger Subsidiary obtain financing for, or related to, any of the Transactions.
(b)   Parent has delivered to the Company a true and complete copy of a fully executed commitment letter (the “Equity Commitment Letter”) from American Industrial Partners Capital Fund VIII, L.P., a Delaware limited partnership (the “Equity Investor”) pursuant to which the Equity Investor has committed to provide Parent with equity financing in the amounts set forth therein in connection with the Transactions (the “Financing”) and of which the Company is an express Third Party beneficiary. As of the date hereof, there are no side letters or other Contracts (written or oral) related to the funding of the Financing other than as expressly set forth in the Equity Commitment Letter.

(c)   The Equity Commitment Letter is in full force and effect and is a valid and binding obligation of Parent and the other parties thereto, subject to the Bankruptcy and Equity Exception. As of the date hereof, the Equity Commitment Letter has not been amended or modified in any respect, the commitments contained therein have not been withdrawn, rescinded or otherwise modified in any respect, and no such withdrawal, rescission, or modification is presently contemplated by Parent or the Merger Subsidiary or the other parties thereto. As of the date hereof, no event has occurred which, with or without notice, lapse of time or both, would constitute a material default or material breach on the part of Parent or Merger Subsidiary under the Equity Commitment Letter. There are no conditions precedent to the funding of the full amount of the Financing other than the conditions precedent set forth in the Equity Commitment Letter, and Parent has no reason to believe that the Financing will not be made available to Parent on the date of the Closing, and Parent is unaware of any fact or occurrence existing on the date hereof that would reasonably be expected to cause any of the conditions precedent set forth in the Equity Commitment Letter to not be satisfied on or prior to the Closing Date. Assuming the satisfaction of the conditions set forth in Section 9.1 and Section 9.2 of this Agreement and subject to the terms and conditions of the Equity Commitment Letter, the net proceeds of the Financing, when funded in accordance with the Equity Commitment Letter and this Agreement, will be in an amount sufficient to consummate the Merger upon the terms contemplated by this Agreement, to make all payments required by this Agreement to be made in connection with the Closing, effect any other repayment or refinancing of debt contemplated in connection with the consummation of the Merger, and pay all related fees and expenses required to be paid by Parent and Merger Subsidiary in connection with the Transactions (collectively, the “Required Amount”).
Section 5.8   Solvency.   Assuming (i) the satisfaction of the conditions to Parent’s obligation to consummate the Merger, (ii) the accuracy of the representations and warranties set forth in ARTICLE 4 of this Agreement (for this purpose, such representations and warranties shall be true and correct in all material respects) and (iii) after giving effect to the Transactions, including the Financing, any alternative financing, the payment of the aggregate Merger Consideration, any repayment or refinancing of debt contemplated in this Agreement to be paid by Parent and the payment of all related fees and expenses required to be paid by Parent, the Surviving Corporation and its Subsidiaries on a consolidated basis will be Solvent as of the Effective Time and immediately after the consummation of the Transactions. For purposes of this Agreement, “Solvent” when used with respect to any Person, means that, as of any date of determination, (A) the amount of the “fair saleable value” of the assets of such Person will, as of such date, exceed (1) the value of all “liabilities of such Person, including contingent and other liabilities,” as of such date, as such quoted terms are generally determined in accordance with Applicable Laws of the United States governing determinations of the insolvency of debtors, and (2) the amount that will be required to pay the probable liabilities of such Person on its existing debts (including contingent liabilities) as such debts become absolute and matured, (B) such Person will not have, as of such date, an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed to be engaged following such date and (C) such Person will be able to pay its liabilities, including contingent and other liabilities, as they mature.
Section 5.9   Ownership of Company Stock.   Parent, Equity Investor and their respective affiliates (as such term is defined in Rule 13d-3 promulgated under the 1934 Act) do not directly or indirectly beneficially own (as such term is defined in Rule 13d-3 promulgated under the 1934 Act) five percent (5%) or more of the outstanding shares of Company Stock or other securities of the Company (assuming for this purpose the full exercise of any options, warrants or other rights to acquire Company Stock or other securities of the Company held by such persons).
Section 5.10   Stockholder and Management Arrangements.   As of the date hereof, neither Parent or Merger Subsidiary nor any of their respective Affiliates is a party to any Contract, arrangement, commitment or understanding, or has authorized, made or entered into, or committed or agreed to enter into, any formal or informal arrangements or other understandings (whether or not binding) with any stockholder, director, officer, employee or other Affiliate of the Company or any of its Subsidiaries (a) relating to (i) this Agreement or the Transactions; (ii) the Company; or (iii) the Surviving Corporation or any of its Subsidiaries, businesses or operations (including as to continuing employment) from and after the Effective Time; or (b) pursuant to which (i) any such holder of shares of Company Stock would be entitled to receive consideration of a different amount or nature than the Merger Consideration in respect of such holder’s shares of Company Stock; or (ii) any Person (including any stockholder, director, officer, employee or other Affiliate of the Company) other than the Equity Investor has agreed to provide, directly or indirectly, equity investment to Parent, Merger Subsidiary or the Company to finance any portion of the Transactions.
Section 5.11   Exclusivity of Representations and Warranties.
(a)   No Other Representations and Warranties.   Each of Parent and Merger Subsidiary, on behalf of itself and its Subsidiaries, acknowledges and agrees that, except for the representations and warranties expressly made by the Company in ARTICLE 4 or in any certificate delivered by the Company pursuant to this Agreement: (i) neither the Company nor any of its Subsidiaries (or any other Person) makes, or has made, any representation or warranty of any kind whatsoever, express or implied, at law or in equity, with respect to the Company, any of its Subsidiaries or their respective business, operations, assets, liabilities, condition (financial or otherwise) or otherwise in connection with this Agreement or the Transactions; (ii) no Person has been authorized by the Company, any of its Subsidiaries or any of its or their respective Representatives to make any representation or warranty relating to the Company, its Subsidiaries or any of their businesses or operations or otherwise in connection with this Agreement or the Transactions, and if made, such representation or warranty must not be relied upon by Parent, Merger Subsidiary or any of their respective Representatives as having been authorized by the Company, any of its Subsidiaries or any of its or their respective Representatives (or any other Person); and (iii) the representations and warranties made by the Company in this Agreement and in any certificate delivered by the Company pursuant to this Agreement are in lieu of and are exclusive of all other representations and warranties, including any express or implied or as to merchantability or fitness for a particular purpose, and the Company hereby disclaims any other or implied representations or warranties, notwithstanding the delivery or disclosure to Parent, Merger Subsidiary or any of their respective Representatives of any documentation or other information (including any financial information, supplemental data or financial projections or other forward-looking statements).
(b)   No Reliance.   Each of Parent and Merger Subsidiary, on behalf of itself and its Subsidiaries, acknowledges and agrees that, except for the representations and warranties expressly set forth in ARTICLE 4 and in any certificate delivered by the Company pursuant to this Agreement, it is not acting (including, as applicable, by entering into this Agreement or consummating the Transaction) in reliance on: (i) any other representation or warranty, express or implied; (ii) any estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information provided or addressed to Parent, Merger Subsidiary or any of their respective Representatives, including any materials or information made available in the electronic data room hosted by or on behalf of the Company in connection with the Merger, in connection with presentations by the Company’s management or in any other forum or setting; or (iii) the accuracy or completeness of any other representation, warranty, estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information.
ARTICLE 6
Covenants of the Company
Each of Parent and the Company agrees that:
Section 6.1   Conduct of the Company.
(a)   Except as required by Applicable Law, as expressly contemplated by this Agreement, or as set forth in Section 6.1 of the Company Disclosure Schedule, from the date hereof until the Effective Time (or such earlier date and time on which this Agreement is terminated pursuant to ARTICLE 10), unless Parent otherwise consents in writing (such consent not to be unreasonably withheld, conditioned or delayed), the Company shall, and shall cause each of its Subsidiaries to use commercially reasonable efforts to, (i) conduct its and their respective businesses in the ordinary course of business and (ii) preserve intact in all material respects its and their respective present relations with customers, vendors, creditors, employees and other significant business relations; provided, however, that no action taken or omitted to be taken by the Company or any of its Subsidiaries with respect to the matters specifically addressed by Section 6.1(b) shall be deemed to be a breach of this Section 6.1(a) unless such action would constitute a breach of Section 6.1(b).

(b)   Except with the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed), as expressly contemplated by this Agreement, as set forth in Section 6.1 of the Company Disclosure Schedule, or as required by Applicable Law, from the date hereof until the Effective Time (or such earlier date and time on which this Agreement is terminated pursuant to ARTICLE 10), the Company shall not, nor shall it permit any of its Subsidiaries to:
(i)   amend its certificate of incorporation, bylaws or other similar organizational documents of the Company or any of its Subsidiaries;
(ii)   (A) split, combine, recapitalize or reclassify any shares of its capital stock, (B) declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, except for dividends by any of its wholly-owned Subsidiaries to the Company or to any other wholly-owned Subsidiary of the Company or (C) redeem, repurchase or otherwise acquire or offer to redeem, repurchase, or otherwise acquire any Company Securities or any Company Subsidiary Securities;
(iii)   (A) issue, grant, deliver, pledge or sell or encumber, or authorize the issuance, granting, delivery, pledging or sale or encumbrance of, any Company Securities or Company Subsidiary Securities, other than the issuance of (x) any shares of Company Stock upon the settlement of Company Equity Awards, in each case that are outstanding on the date of this Agreement (or are granted following the date of this Agreement to the extent permitted by this Agreement), in accordance with the terms thereof or (y) any Company Subsidiary Securities to the Company or any other Subsidiary of the Company, or (z) any Company Securities pursuant to the exercise of any outstanding purchase option under the Company ESPP in accordance with Section 2.6(a), or (B) amend any term of any Company Security or any Company Subsidiary Security;
(iv)   merge or consolidate the Company or any of its Subsidiaries with any other Person, or restructure, reorganize, recapitalize, liquidate or dissolve the Company or any of its Subsidiaries;
(v)   (A) acquire (by merger, consolidation, acquisition of stock or assets or otherwise) any corporation or partnership or other business organization, or a material amount of the assets, securities, properties, interests or businesses of such Person, other than (x) pursuant to Contracts existing as of the date hereof and set forth on Section 6.1(b)(v)(x) of the Company Disclosure Schedules or (y) in the ordinary course of business for inventory or otherwise for consideration having a value of less than $10,000,000 individually or $25,000,000 in the aggregate, or (B) enter into any joint venture or other similar partnership with any Person;
(vi)   sell, lease, exclusively license or sublicense, grant any Lien (other than a Permitted Lien) or otherwise transfer or dispose of, let lapse, abandon, or expire, or fail to maintain or diligently prosecute, any of its material assets, securities, properties (including Intellectual Property), interests or businesses, other than (A) pursuant to Contracts existing as of the date hereof, (B) the sale of inventory in the ordinary course of business, (C) the sale or transfer of aged or obsolete inventory, or (D) assets or properties (other than Intellectual Property) sold, leased, licensed, sublicensed, or transferred pursuant to this clause (D) having a value of less than $2,000,000 individually or $10,000,000 in the aggregate;
(vii)   make any material loans, advances or capital contributions to, or investments in, any other Person, other than (A) in connection with actions permitted by Section 6.1(b)(iv), (B) extensions of credit to customers in the ordinary course of business, (C) advances to directors, officers and other employees for travel and other business-related expenses, in each case in the ordinary course of business and in compliance with the Company’s (or applicable Subsidiary of the Company’s) policies related thereto, or (D) loans, advances or capital contributions to, or investments in, wholly-owned Subsidiaries of the Company;
(viii)   (A) incur any Funded Indebtedness or guarantees thereof, other than (x) indebtedness borrowed or incurred under the Credit Agreement, dated as of June 24, 2022, among the Company, as borrower, the guarantors from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent, each issuing bank from time to time party thereto and each lender from time to time party thereto (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Existing Credit Agreement”), after the date of this Agreement, or (y) indebtedness incurred between the Company and any of its wholly-owned Subsidiaries or between any of such wholly-owned Subsidiaries, (B) grant any Lien upon its assets other than Permitted Liens, (C) amend, modify, restate, replace or supplement the Existing Credit Agreement in a manner that is materially adverse to Parent or that either provides for the capitalization of interest or adds any prepayment penalty or premium, or (D) repay, prepay, terminate or cancel all or any portion of the commitments or indebtedness under the Existing Credit Agreement (other than scheduled payments or mandatory prepayments required by the terms of the Existing Credit Agreement as in effect on the date hereof);
(ix)   make, incur or commit to any capital expenditures in excess of $12,000,000 in any fiscal quarter or $20,000,000 in the aggregate;
(x)   other than as required by an Employee Plan as in effect on the date hereof and disclosed to Parent, (A) grant any award under the Company Equity Plans or grant, announce or accelerate the vesting or payment of any compensatory equity or equity-based award or increase any severance or termination pay (or amend any existing severance pay or termination arrangement) with respect to any of the employees, directors, or other service providers of the Company or its Subsidiaries, (B) establish, adopt, terminate or materially amend, or provide any discretionary benefits under, any Employee Plan (or any plan, arrangement, program or agreement that would be an Employee Plan if in effect on the date hereof) (other than general changes to the Company’s health and welfare plans made during the open enrollment process in the ordinary course of business) or any service, consulting, or other similar Contract, (C) increase compensation or bonus opportunity payable or to become payable or benefits provided under an Employee Plan or otherwise, (D) hire any new employees or promote any employees, unless such hiring or promotion is in the ordinary course of business and is with respect to employees having an annual base salary not to exceed $350,000, (E) terminate the employment of any employee with annual base salary of more than $350,000, other than for cause, or (F) effectuate any plant closing, mass layoff, or other similar action that would reasonably be expected to trigger notice obligations under the WARN Act;
(xi)   change the Company’s fiscal year, revalue any of the Company’s material assets or change any of the Company’s material financial, actuarial, reserving, or cash management methods of accounting, except as required by concurrent changes in GAAP or in Regulation S-X of the 1934 Act;
(xii)   except in the ordinary course of business, make, change or revoke any material Tax election, adopt or change any accounting method for Tax purposes, agree to any extension or waiver of the statute of limitations relating to a material amount of Taxes, file any amendment to any material Tax Return, enter into any “closing agreement” described in Section 7121 of the Code, make any voluntary disclosure in respect of a material amount of Taxes to any Governmental Authority, surrender any right to claim a material Tax refund, or settle or compromise any material Tax liability;
(xiii)   initiate, settle, discharge or compromise any Proceeding involving or against the Company or any of its Subsidiaries, other than the initiation or discharge of any Proceeding that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and any such compromise or settlement that (A) involves the payment of monetary damages by or to the Company or any of its Subsidiaries not in excess of $1,000,000 individually, or $5,000,000 in the aggregate and (B) does not impose any material non-monetary obligation or restriction (other than, for the avoidance of doubt, confidentiality, release, or non-disparagement covenants that are customary for and incidental to entry of settlement, conciliation and similar Contracts) on the Company or any of its Subsidiaries (or Parent or any of its Subsidiaries after the Closing) that would be in effect following the Closing;
(xiv)   (A) other than new Contracts with customers or suppliers entered into in the ordinary course of business, enter into any Contract that, if in existence on the date of this Agreement, would have been a Material Contract, (B) materially modify or amend or terminate any Material Contract (other than, in each case, the expiration or renewal of any Material Contract in accordance with its terms) or (C) waive or release any material right or claims of the Company or any of its Subsidiaries under any Material Contract to the extent that such waiver or release would have a material and adverse impact on the Company and the Subsidiaries taken as a whole;
(xv)   engage in any transaction with, or enter into any Contract, arrangement or understanding with, any Affiliate of the Company or other Person covered by Item 404 of Regulation S-K promulgated by the SEC that would be required to be disclosed pursuant to Item 404;
(xvi)   (A) negotiate, modify, extend, terminate, or enter into any Labor Agreement or (B) recognize or certify any labor union, labor organization, works council, or group of employees as the bargaining representative for any Company Employees;
(xvii)   waive or release any noncompetition, nonsolicitation, nondisclosure or other restrictive covenant obligation of any current or former employee or independent contractor of the Company or its Subsidiaries whose annualized base compensation and incentive compensation opportunity exceeds or at the time of cessation of employment or service exceeded $250,000;
(xviii)   cancel, materially reduce coverage under or terminate any of the Insurance Policies;
(xix)   make any change that is material and adverse, in light of the circumstances, to the operation or security of any Company IT System or the Company’s or any of its Subsidiaries’ respective rules, policies, or procedures with respect to Data Privacy and Security Requirements;
(xx)   enter into any material new line of business;
(xxi)   fail to reasonably enforce its material Intellectual Property rights or fail to diligently pursue any pending or threatened Proceedings related to any material Intellectual Property to which the Company or any of its Subsidiaries is a party or is otherwise involved; or
(xxii)   agree, resolve or commit to do any of the foregoing.
Section 6.2   Company Stockholder Meeting.   The Company shall cause a meeting of its stockholders (the “Company Stockholder Meeting”) to be duly called and held as soon as reasonably practicable for the purpose of obtaining the Company Stockholder Approval (which Company Stockholder Meeting shall in no event be scheduled for later than the 45th day following the first mailing of the Proxy Statement to the Company’s stockholders). The Company will consult in good faith with Parent with respect to the timing of, and the form and substance of any meeting materials prepared for, the Company Stockholder Meeting, and the Company will consider in good faith any comments to such meeting materials timely provided by Parent or its Representatives. Once established, the Company shall not change the record date for the Company Stockholder Meeting without the prior written consent of Parent (such consent not to be unreasonably withheld, delayed or conditioned) or as required by Applicable Law. Subject to Section 6.3, the Board of Directors of the Company shall (i) include the Company Board Recommendation in the Proxy Statement, (ii) use its reasonable best efforts to obtain the Company Stockholder Approval, and (iii) otherwise comply with all Applicable Laws relating to such meeting. Notwithstanding the foregoing, if on a date for which the Company Stockholder Meeting is scheduled, the Company has not received proxies and there are not holders of Company Stock present in person representing a sufficient number of shares of Company Stock to constitute a quorum and to obtain the Company Stockholder Approval, the Company shall have the right to make no more than three successive postponements or adjournments of the Company Stockholder Meeting, in each case, of no more than ten (10) Business Days. In addition, the Company may postpone or adjourn the Company Stockholder Meeting (on one or more occasions) to allow reasonable additional time for any supplemental or amended disclosure that the Company has determined in good faith is necessary under Applicable Law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s stockholders prior to the Company Stockholder Meeting, or if required by Applicable Law. The Company shall, unless there has been an Adverse Recommendation Change (to the extent permitted under Section 6.3), use reasonable best efforts to cooperate with Parent and keep Parent reasonably informed regarding its solicitation efforts and voting results following the dissemination of the Proxy Statement to its stockholders. Without the prior written consent of Parent, the adoption of this Agreement and the Transactions (including the Merger) shall be the only matter (other than procedural matters including stockholder approval of golden parachute compensation) that the Company shall propose to be acted on at the Company Stockholder Meeting.
Section 6.3   No Solicitation; Other Offers.
(a)   General Prohibitions.
(i)   Except to the extent permitted by Section 6.3(b), neither the Company nor any of its Subsidiaries shall, nor shall the Company or any of its Subsidiaries authorize or permit any of its or their respective directors, officers, employees, investment bankers, attorneys, accountants and other advisors or representatives (collectively, “Representatives”) to, directly or indirectly, (i) solicit, initiate or knowingly take any action to facilitate or encourage any inquiries or the making or the submission of any proposal or offer that constitutes, or would reasonably be expected to lead to, any Acquisition Proposal, (ii) continue, enter into or participate in any discussions or negotiations with, furnish any non-public information relating to the Company or any of its Subsidiaries to, or afford access to the business, properties, employees, officers, directors, assets, books or records of the Company or any of its Subsidiaries to any Third Party in furtherance of any proposal or offer that constitutes, or would reasonably be expected to lead to, any Acquisition Proposal, (iii) enter into any agreement in principle, merger agreement, acquisition agreement, option agreement, letter of intent (binding or non-binding) or other similar Contract relating to any Acquisition Proposal or any proposal or offer that constitutes an Acquisition Proposal (other than an Acceptable Confidentiality Agreement) (any such agreement in principle, merger agreement, acquisition agreement, option agreement, letter of intent (binding or non-binding) or other similar Contract (other than an Acceptable Confidentiality Agreement), an “Alternative Acquisition Agreement”)) or (iv) resolve or agree to do any of the foregoing.
(ii)   Except to the extent permitted by Section 6.3(b), the Board of Directors of the Company will not, nor will any committee thereof: (A) fail to make, withdraw, or modify or qualify (in a manner adverse to Parent) or publicly propose to withdraw or modify or qualify (in a manner adverse to Parent), the Company Board Recommendation; (B) fail to publicly recommend against acceptance of any tender or exchange offer by the holders of Company Stock within ten (10) Business Days of commencement thereof pursuant to Rule 14d-2 of the 1934 Act; (C) fail to issue a public press release reaffirming the Company Board Recommendation within ten (10) Business Days of any public announcement of any Acquisition Proposal (other than any commencement of a tender or exchange offer); (D) authorize, adopt, approve, or publicly endorse, recommend or otherwise declare advisable, or publicly propose to authorize, adopt, approve, endorse, recommend or otherwise declare advisable, any Acquisition Proposal; (E) fail to include the Company Board Recommendation in the Proxy Statement; (F) fail to publicly reaffirm the Company Board recommendation within ten (10) Business Days after Parent so requests in writing (provided, that the Company will have no obligation to make such reaffirmation on more than two separate occasions); and (G) except as expressly permitted by, and after compliance with, this Section 6.3, approve, or publicly recommend or declare advisable, or publicly propose to enter into, or cause or permit the Company to enter into, any Alternative Acquisition Agreement (any of the actions set forth in the foregoing clauses (A) through (G), an “Adverse Recommendation Change”).
(b)   Exceptions.
(i)   Exception for Diligence and Discussions.   Notwithstanding anything to the contrary in Section 6.3(a) but subject to compliance with this Section 6.3(b), if, after the date hereof and prior to obtaining the Company Stockholder Approval, the Company or any of its Representatives has received a bona fide written Acquisition Proposal that is not solicited in material breach of or received in connection with a material breach of this Section 6.3, then (x) the Company and its Representatives may make inquiries of the Person making such Acquisition Proposal solely for the purpose of clarifying such Acquisition Proposal to the extent reasonably necessary to allow the Company’s Board of Directors to resolve any ambiguities in order to make the determination set forth in clause (y), and (y) if the Company’s Board of Directors determines in good faith after consultation with its financial advisor and outside legal counsel that (1) such Acquisition Proposal constitutes, or would reasonably be expected to lead to, a Superior Proposal and (2) the failure to take any of the actions set forth in the following clauses (A) and (B) would be reasonably likely to be inconsistent with the fiduciaries duties of the Company’s Board of Directors to the Company’s stockholders under Applicable Law, then the Company and its Representatives may (A) engage in negotiations or discussions with the Third Party and its Representatives making such Acquisition Proposal and (B) furnish to such Third Party or its Representatives non-public information relating to the Company and its Subsidiaries and afford access to the business, properties, employees, officers, directors, assets, books and records of the Company and its Subsidiaries, in the case of clause (A) and clause (B), pursuant to an Acceptable Confidentiality Agreement; provided that all such information (to the extent that such information has not been previously provided or made available to Parent) is provided or made available to Parent, as the case may be, prior to or substantially concurrently with the time it is provided or made available to such Third Party. Furthermore and notwithstanding anything to the contrary in Section 6.1 or Section 6.3(a), the Company may (but only upon the express written request of the Third Party) grant a waiver, amendment or release under any “standstill” provisions (including provisions that restrict or prohibit the making or soliciting of any offer or proposal) of any Contract with such Third Party to the extent necessary to allow a confidential Acquisition Proposal to be made to the Company or the Company’s Board of Directors.
(ii)   Exception for Superior Proposal.   Notwithstanding any other provision of this Agreement, but subject to compliance with Section 6.3(c), at any time prior to obtaining the Company Stockholder Approval, if the Company has received a Superior Proposal and the Board of Directors of the Company determines in good faith after consultation with its financial advisor and outside legal counsel that the failure to take such action would be reasonably likely to be inconsistent with its fiduciary duties, then the Board of Directors of the Company may make an Adverse Recommendation Change and/or cause the Company to terminate this Agreement pursuant to and in accordance with Section 10.1(d) in order to enter into a definitive Alternative Acquisition Agreement in respect of such Superior Proposal.
(iii)   Exception for Intervening Events.   Notwithstanding any other provision of this Agreement, but subject to compliance with Section 6.3(c), at any time prior to obtaining the Company Stockholder Approval, if the Board of Directors of the Company determines in good faith after consultation with its financial advisor and outside legal counsel that the failure to take such action would be reasonably likely to be inconsistent with its fiduciary duties, the Board of Directors of the Company may, in response to an Intervening Event, make an Adverse Recommendation Change (other than pursuant to clauses (D) or (G) of the definition thereof).
(iv)   Compliance with Rule 14e-2(a).   In addition, nothing contained herein shall prevent the Board of Directors of the Company from (i) complying with Rule 14e-2(a) under the 1934 Act with regard to an Acquisition Proposal so long as any action taken or statement made to so comply is consistent with and not in breach of this Section 6.3 or (ii) issuing a “stop, look and listen” disclosure or similar communication of the type contemplated by Rule 14d-9(f) under the 1934 Act; provided, that any statement or disclosure made pursuant to this Section 6.3(b)(iv) shall be subject to the terms of conditions of this Agreement and will not limit or otherwise affect the obligations of the Company or the Company’s Board of Directors and the rights of Parent under or with respect to this Section 6.3.
(c)   Required Notices.
(i)   At any time until the Effective Time, the Company shall notify Parent in writing no later than one (1) day after receipt by the Company (or any of its Representatives) of (A) any Acquisition Proposal, (B) any request for non-public information relating to the Company or any of its Subsidiaries or for access to the business, properties, assets, books or records of the Company or any of its Subsidiaries by any Third Party that could reasonably be expected to make, or has made, an Acquisition Proposal, or (C) any request for discussions or negotiations with the Company or any of its Subsidiaries or any of its or their respective Representatives from any Person (other than Parent or Merger Subsidiary or their Affiliates) that could reasonably be expected to make, or has made, an Acquisition Proposal, including in such notification, a copy (if in writing) of any documents or written summary (if oral) of material terms and conditions relating to such expression of interest, proposal, offer or request for information, and the identity of the Person from which such

Acquisition Proposal or request for information or discussion was received. The Company shall keep Parent reasonably informed of the status of any such Acquisition Proposal (including any copies (if in writing) of documents or written summaries (if oral) of material terms and conditions of any proposed agreements and amendments or modifications thereto, and any other material documents provided by or material correspondence with the relevant counterparty relating thereto) and the status of any discussions or negotiations regarding any such Acquisition Proposal, and in the case of any material modification to the terms of any such Acquisition Proposal, the Company shall notify Parent of such material modification within one (1) day of the Company’s or any of its Subsidiaries’ or any of its or their respective Representatives’ knowledge of any such material modification.
(ii)   Prior to taking any action described in Section 6.3(b)(ii) or Section 6.3(b)(iii), (A) the Company shall notify Parent of its intent to take such action, which notice shall specify, as applicable, (1) the identity of the Person making any Superior Proposal and the material terms and conditions thereof (including unredacted copies of any proposed draft Alternative Acquisition Agreement) or (2) the fact, event, change or development in circumstances giving rise to an Intervening Event, (B) after delivery of such notice if requested by Parent, the Company shall, and shall cause its Representatives to, negotiate in good faith with Parent and its Representatives (to the extent Parent desires to do so) for a period ending at 11:59 p.m. (New York City time) on the fourth (4th) Business Day immediately following the date of such notice (the “Notice Period”) to amend the terms and conditions of this Agreement or any other documents contemplated hereby such that, as applicable, (x) the Superior Proposal giving rise to such notice would no longer constitute a Superior Proposal or (y) the Intervening Event giving rise to such notice would no longer provide the basis for an Adverse Recommendation Change, and (C) at the end of the Notice Period, the Company’s Board of Directors shall have determined (taking into account any adjustment to the terms and conditions of this Agreement or any other documents contemplated hereby as proposed by Parent, if any, and any other information offered by Parent) in good faith after consultation with its financial advisor and outside legal counsel that (x) the Acquisition Proposal remains a Superior Proposal and that the failure to make an Adverse Recommendation Change and/or cause the Company to terminate this Agreement pursuant to and in accordance with Section 10.1(d) in order to enter into a definitive Alternative Acquisition Agreement in respect of such Superior Proposal would be reasonably likely to be inconsistent with its fiduciary duties or (y) the Intervening Event remains an Intervening Event and the failure to make an Adverse Recommendation Change would be reasonably likely to be inconsistent with its fiduciary duties. In the case of any action described in Section 6.3(b)(ii), if the financial or other material terms of the relevant Acquisition Proposal are materially amended or modified, then the Company will deliver to Parent a new notice pursuant to this clause (ii), except that the Notice Period shall instead end at 11:59 p.m. (New York City time), on the second (2nd) Business Day immediately following the date such new notice is delivered to Parent (but no such new notice will shorten the initial Notice Period).
(iii)   Notwithstanding anything to the contrary in this Agreement, the giving of a notice required by or otherwise complying with this Section 6.3(c) shall not, on its own, constitute an Adverse Recommendation Change.
(d)   Application of this Provision to Representatives.   Any violation of the restrictions on the Company set forth in this Section 6.3 by any Representative of the Company or any of its Subsidiaries shall be a breach of this Section 6.3 by the Company.
(e)   Obligation to Terminate Discussions.   Subject to this Section 6.3, on the date hereof, the Company (i) shall, and shall cause its Subsidiaries and instruct its and their Representatives to, cease immediately and cause to be terminated any and all existing activities, discussions or negotiations, if any, with any Third Party and its Representatives conducted prior to the date hereof with respect to any Acquisition Proposal, and (ii) shall promptly request in writing that all copies of all confidential information that the Company or any of its Representatives have distributed or made available to any such Third Party or its Representatives in connection with their consideration of any Acquisition Proposal (and all analyses and other materials prepared by or on behalf of such Third Party that contains, reflects or analyzes that information) be promptly destroyed or returned to the extent required by any confidentiality or similar agreement with such Third Party, and cause any physical or virtual data room to no longer be accessible to or by any such Third Party.
(f)   Certain Definitions.   As used in this Agreement, the following terms shall have the following meanings:
(i)   “Acceptable Confidentiality Agreement” means a confidentiality agreement with the Company or directly enforceable by the Company that (i) is in effect as of the date hereof, or (ii) entered into after the date hereof and contains terms and conditions that are no less favorable in any material respect to the Company than those contained in the Confidentiality Agreement (other than with respect to any standstill or similar provision) and that does not prohibit the Company from complying with this Agreement, including this Section 6.3, or provide for the reimbursement by the Company or any of its Subsidiaries of any of the counterparty’s costs or expenses;
(ii)   “Intervening Event” means a material fact, event, change or development in circumstances with respect to the Company or any of its Subsidiaries, on a consolidated basis, that (A) was not known (or if known, the consequences or magnitude of which were not known or reasonably foreseeable) to the Board of Directors of the Company on or prior to the date hereof and (B) does not involve or relate to (w) an Acquisition Proposal, (x) any change, in and of itself, in the price or trading volume of the shares of Company Stock (it being understood that the underlying facts giving rise or contributing to such change may be taken into account in determining whether there has been an Intervening Event, to the extent otherwise permitted by this definition), (y) the fact, in and of itself, that the Company exceeds (or fails to meet) internal or published projections or guidance or any matter relating thereto or of consequence thereof (it being understood that the underlying facts giving rise or contributing to such change may be taken into account in determining whether there has been an Intervening Event, to the extent otherwise permitted by this definition) or (z) the timing of any consents, registrations, approvals, permits, clearances or authorizations required to be obtained prior to the Closing in connection with the Transactions; and
(iii)   “Superior Proposal” means a bona fide written Acquisition Proposal (with references to “20%” in the definition of Acquisition Proposal being deemed to be replaced with references to “50%”) by a Person or group (other than Parent, Merger Subsidiary and their respective Affiliates) that (A) was not solicited in material breach of or received in connection with a material breach of this Section 6.3 and (B) is on terms and conditions that the Board of Directors of the Company determines in good faith, after considering the advice of its financial advisor and outside legal counsel and taking into account all the terms and conditions of the Acquisition Proposal, are more favorable from a financial point of view to the Company’s stockholders (in their capacities as such) than the Transactions, after taking into account (x) all the legal, financial, regulatory and other terms and conditions of such Acquisition Proposal (including certainty and timing of closing, required regulatory and other approvals, financing arrangements and the form, amount, sources, terms and timing of payment of consideration of such proposal), (y) the identity of the Person or group making the proposal, and (z) any revisions or proposed revisions to the terms of this Agreement or any other agreement contemplated hereby in writing prior to the time of such determination.
Section 6.4   Access to Information.   Subject to Applicable Law and the Confidentiality Agreement, from the date hereof until the earlier to occur of the Effective Time and the termination of this Agreement pursuant to ARTICLE 10, upon reasonable advance notice, the Company shall (i) afford Parent and its Representatives reasonable access during normal business hours to the offices, properties, personnel, and books and records of the Company and its Subsidiaries; and (ii) furnish to Parent and its Representatives such financial and operating data and other information concerning the business and operations of the Company and its Subsidiaries as Parent and its Representatives may reasonably request; provided, that the Company shall not be obligated to provide such access or furnish such data or other information pursuant to this Section 6.4 if the Company determines, in its reasonable judgment, that doing so would reasonably be expected to (A) violate Applicable Law or any Contract to which the Company or any Subsidiary thereof is a party, (B) waive the protection of an attorney-client privilege, attorney work product protection or other legal privilege, (C) be adverse to the interests of the Company or any of its Subsidiaries in any pending or threatened Proceeding against any member of the Parent Group, or (D) involve documents or information relating to

(x) the Company’s interactions with other prospective buyers of the Company that occurred prior to the date of this Agreement, (y) the Company’s evaluation or negotiation of this Agreement or the Transactions, or (z) the Company’s analysis, valuation, or consideration of the Transactions. Nothing in this Section 6.4 shall be construed to require the Company, any of its Subsidiaries or any of their respective Representatives to prepare any reports, analyses, appraisals, opinions or other information. Each of Parent and Merger Subsidiary agrees that it will not, and will cause its Representatives not to, use any information obtained pursuant to this Section 6.4 (or otherwise pursuant to this Agreement) for any purpose unrelated to the consummation of the Merger or the other Transactions. Notwithstanding anything to the contrary in the Confidentiality Agreement, Parent shall be permitted to disclose any information furnished by or on behalf of the Company (whether obtained prior to or following the date hereof) in connection with any filings that Parent makes with a Governmental Authority, so long as (a) the disclosure of such information does not breach Parent’s obligations set forth in Section 8.1, and (b) if such disclosure will contain any Proprietary Information (as defined in the Confidentiality Agreement) pertaining to the Company or any of its Subsidiaries, Parent (i) uses reasonable best efforts to provide the Company with, as far in advance of such disclosure as is reasonably practicable, such portions of the text of such disclosure that contain or reflect such Proprietary Information and (ii) considers in good faith the Company’s timely suggestions concerning the scope and nature of such information that Parent proposes to disclose to such Governmental Authority. Any investigation conducted by Parent and its Representatives pursuant to this Section 6.4 shall be conducted in a manner that does not (i) unreasonably interfere with the conduct of the business or operations of the Company or any of its Subsidiaries or (ii) create a risk of damage or destruction to any property or assets of the Company or any of its Subsidiaries. Any access to the offices or other properties of the Company or any of its Subsidiaries granted pursuant to this Section 6.4 will be subject to the Company’s and its Subsidiaries’ reasonable security measures and insurance requirements, and will not include the right of Parent or any of its Representatives to (and neither Parent nor its Representative shall) conduct or cause to be conducted any sampling, testing or other invasive investigation of the air, soil, soil gas, surface water, groundwater, building materials or other environmental media. Except as otherwise provided in this Section 6.4, the terms and conditions of the Confidentiality Agreement will apply to any information furnished by the Company or any of its Subsidiaries to Parent or any of its Representatives in connection with any investigation conducted pursuant to the access contemplated by this Section 6.4.
Section 6.5   Resignations.   At the written request of Parent, the Company shall cause any director or officer of the Company or any director or officer of any of the Company’s Subsidiaries to resign in such capacity, with such resignations to be effective as of the Effective Time.
ARTICLE 7
Covenants of Parent
Each of Parent and the Company agrees that:
Section 7.1   Obligations of Merger Subsidiary.   Parent shall execute a written consent approving and adopting this Agreement and the Transactions in its capacity as the sole stockholder of Merger Subsidiary and take all other actions necessary to cause Merger Subsidiary to perform its obligations under this Agreement and to consummate the Merger and the other Transactions on the terms and conditions set forth in this Agreement.
Section 7.2   Voting of Shares.   Parent shall vote all shares of Company Stock beneficially owned by it or any of its Subsidiaries in favor of the approval and adoption of this Agreement and the Transactions at the Company Stockholder Meeting.
Section 7.3   Director and Officer Liability.
(a)   For at least six (6) years after the Effective Time, Parent and the Surviving Corporation shall indemnify and hold harmless the present and former officers and directors of the Company (each, an “Indemnified Person”) in respect of acts or omissions occurring at or prior to the Effective Time arising out of or related to (i) their service as an officer or director of the Company or its Subsidiaries; or (ii) services performed by such Indemnified Person at the request of the Company or its Subsidiaries, in each case, to the fullest extent permitted by the DGCL or any other Applicable Law.

(b)   For six (6) years after the Effective Time, Parent shall cause to be maintained in effect provisions in the Surviving Corporation’s certificate of incorporation (or in such documents of any successor to the Surviving Corporation) regarding elimination of liability of directors and officers, indemnification of officers, directors and employees and advancement of expenses that are no less advantageous to the intended beneficiaries than the corresponding provisions in existence in the Company’s certificate of incorporation and bylaws on the date of this Agreement.
(c)   Prior to the Effective Time, the Company shall or, if the Company is unable to, Parent shall cause the Surviving Corporation as of the Effective Time to, obtain and fully pay the premium for the non-cancellable extension of the directors’ and officers’ liability coverage of the Company’s existing directors’ and officers’ insurance policies and the Company’s existing fiduciary liability insurance policies (collectively, “D&O Insurance”), in each case for a claims reporting or discovery period of at least six (6) years from and after the Effective Time with respect to any claim related to any period or time at or prior to the Effective Time (including in connection with this Agreement or the transactions or actions contemplated hereby) from an insurance carrier with the same or better credit rating as the Company’s current insurance carrier with respect to D&O Insurance with terms, conditions, retentions and limits of liability that are no less favorable in the aggregate than the coverage provided under the Company’s existing policies with respect to any actual or alleged error, misstatement, misleading statement, act, omission, neglect, breach of duty or any matter claimed against a director or officer of the Company or any of its Subsidiaries by reason of him or her serving in such capacity that existed or occurred at or prior to the Effective Time (including in connection with this Agreement or the Transactions or actions contemplated hereby); provided that in no event shall the Company expend premium amounts, in the aggregate, for such “tail” insurance policies pursuant to this sentence in excess of 300% of the annual premium paid by the Company for the D&O Insurance for the most recent calendar year ended prior to the date of this Agreement, which amount is set forth in Section 7.3(c) of the Company Disclosure Schedule (the “Maximum Premium”). If the Company or the Surviving Corporation for any reason fail to obtain such “tail” insurance policies as of the Effective Time, the Surviving Corporation shall continue to maintain in effect, for a period of at least six (6) years from and after the Effective Time, the D&O Insurance in place as of the date hereof with the Company’s current insurance carrier or with an insurance carrier with the same or better credit rating as the Company’s current insurance carrier with respect to D&O Insurance with terms, conditions, retentions and limits of liability that are no less favorable than the coverage provided under the Company’s existing policies as of the date hereof, or the Surviving Corporation shall purchase from the Company’s current insurance carrier or from an insurance carrier with the same or better credit rating as the Company’s current insurance carrier with respect to D&O Insurance comparable D&O Insurance for such six-year period with terms, conditions, retentions and limits of liability that are no less favorable than as provided in the Company’s existing policies as of the date hereof; provided that in no event shall Parent or the Surviving Corporation be required to expend premium amounts, in the aggregate, for such policies pursuant to this sentence in excess of the Maximum Premium; and provided further that if the aggregate premiums of such insurance coverage exceed the Maximum Premium, the Surviving Corporation shall be obligated to obtain a policy with the greatest coverage available, with respect to matters occurring prior to the Effective Time, for a cost not exceeding such amount.
(d)   Parent and the Surviving Corporation shall advance the reasonable and out of pocket fees and expenses of any Indemnified Person (including the reasonable fees and expenses of counsel) prior to the final disposition of any Proceeding that is the subject of the right to indemnification in Section 7.3(a) and Section 7.3(b), provided that such Person shall undertake to reimburse the Surviving Corporation for all amounts so advanced if a court of competent jurisdiction determines, by a final, nonappealable order, that such Person is not entitled to indemnification.
(e)   If Parent, the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges with or into any other Person and shall not be the continuing or surviving Person of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, shall assume the obligations set forth in this Section 7.3.

(f)   The rights of each Indemnified Person under this Section 7.3 shall be in addition to any rights such Person may have under the certificate of incorporation or bylaws of the Company or any of its Subsidiaries made available to Parent, or under the DGCL or any other Applicable Law or under any agreement of any Indemnified Person with the Company or any of its Subsidiaries, and nothing herein shall modify, abridge, narrow or restrict any such rights. These rights shall survive consummation of the Merger and are intended to benefit, and shall be enforceable by, each Indemnified Person, and such Indemnified Person’s successors, heirs and representatives. Each Indemnified Person shall be a third-party beneficiary of this Section 7.3; provided that such Person shall undertake to reimburse the Surviving Corporation for all amounts so paid if a court of competent jurisdiction determines, by a final, nonappealable order, that such Person is not entitled to indemnification. The Surviving Corporation shall pay all reasonable and documented out-of-pocket expenses, including reasonable and documented attorneys’ fees, that may be incurred by any Indemnified Person in enforcing its indemnity, advancement and other rights under this Section 7.3. Notwithstanding any other provision of this Agreement, this Section 7.3 shall survive the consummation of the Merger until the final disposition of all claims under this Section 7.3 made prior to the date that is six (6) years after the Effective Time and shall be binding, jointly and severally, on all successors and assigns of Parent and the Surviving Corporation, and shall be enforceable by each Indemnified Person and their successors, heirs or representatives.
Section 7.4   Employee Matters.
(a)   For a period of twelve (12) months following the Effective Time (or such shorter period of time during which any Continuing Employee remains employed with Parent or one of its Affiliates), Parent shall provide or cause the Surviving Corporation to provide to each individual who is a Company Employee immediately prior to the Effective Time and continues to be employed immediately following the Effective Time by Parent or the Surviving Corporation or any Subsidiary thereof (each, a “Continuing Employee”), (i) salary and target annual cash incentive opportunities that are each no less favorable than those provided to such Continuing Employee immediately prior to the Effective Time; (ii) for any Continuing Employee whose employment is terminated by Parent or one of its Affiliates (other than for cause, as determined by Parent), and who executes a customary release of claims, severance benefits that are no less favorable than those provided to such Continuing Employee as in effect at the date hereof and set forth on Section 7.4(a) of the Company Disclosure Schedule, and (iii) other employee benefits (including qualified retirement and welfare benefits) that are substantially comparable in the aggregate to those provided to such Company Employee by the Company or the applicable Subsidiary immediately prior to the Effective Time. In addition, and without limiting the generality of the foregoing, each Continuing Employee shall be immediately eligible to participate, without any waiting time, in any and all plans of Parent, the Surviving Corporation or their respective affiliates (“Surviving Corporation Plans”) to the extent coverage under any such plan replaces coverage under a comparable benefit plan in which such Continuing Employee participates immediately prior to the Effective Time.
(b)   With respect to all Surviving Corporation Plans, including any “employee benefit plan,” as defined in Section 3(3) of ERISA, maintained by Parent or any of its respective Subsidiaries (including any vacation, paid time-off and severance plans), for purposes of eligibility, vesting, and level of benefits (but not for benefit accrual under any defined benefit plan or retiree welfare benefit plan or vesting under any equity compensation plan), each Continuing Employee’s service with the Company or any of its Subsidiaries (as well as service with any predecessor employer of the Company or any such Subsidiary, to the extent service with the predecessor employer is recognized by the Company or such Subsidiary) shall be treated as service with Parent or any of its respective Subsidiaries; provided, however, that such service need not be recognized to the extent that such recognition would result in any duplication of benefits for the same period of service.
(c)   With respect to any welfare plan maintained by Parent or any of its Subsidiaries in which any Continuing Employee is eligible to participate after the Effective Time, Parent shall, and shall cause the Surviving Corporation to, use commercially reasonable efforts to, (i) waive all limitations as to preexisting conditions and exclusions and waiting periods and actively-at-work requirements with respect to participation and coverage requirements applicable to such employees and their eligible dependents and beneficiaries, to the extent such limitations were waived, satisfied or did not apply to such employees or eligible dependents or beneficiaries under the corresponding welfare Employee Plan in which such employees participated immediately prior to the Effective Time and (ii) with respect to the plan year in which the Effective Time occurs, provide Continuing Employees and their eligible dependents and beneficiaries with credit for any co-payments and deductibles paid prior to the Effective Time in satisfying any analogous deductible or out-of-pocket maximum requirements to the extent applicable under any such plan.
(d)   With respect to the Continuing Employees, annual cash-based bonuses for the year in which the Effective Time occurs shall pay out at the greater of (A) actual achievement against performance metrics, measured as of immediately prior to the Effective Time, or (B) their target levels.
(e)   With respect to any Continuing Employees whose principal place of employment is outside of the United States, Parent’s obligations under this Section 7.4(e) shall be modified to the extent necessary to comply with Applicable Law where such Company Employees primarily perform their duties. During the period between the date hereof and the Effective Time, Parent and the Company shall confer in good faith to develop a plan to address any requirements under Applicable Law respecting any Company Employees who primarily perform their duties outside of the United States and which are triggered by the Transactions contemplated by this Agreement.
(f)   As a condition to the obligations of Parent or any of its Affiliates under this Section 7.4, the Company agrees that it will, and will cause its Affiliates to use reasonable best efforts to, provide Parent, its Affiliates, and their respective service providers with access to all information reasonably requested by Parent and its service providers to allow Parent to comply with the provisions of this Section 7.4, subject to Applicable Law.
(g)   Prior to the Closing, the Company and its Subsidiaries shall use its commercially reasonable efforts to fully and timely satisfy any notice, information, advice, consultation, bargaining or similar obligations owed to the Continuing Employees and their representatives and any Governmental Authority under Applicable Law or Labor Agreement with respect to the Transactions.
(h)   The provisions of this Section 7.4 are solely for the benefit of the parties to this Agreement, and no Company Employee, Continuing Employee or any other Person (including any beneficiary or dependent thereof) shall be regarded for any purpose as a Third Party beneficiary of this Agreement, and no provision of this Section 7.4 shall create such rights in any such Persons in respect of any benefits that may be provided, directly or indirectly, under any Employee Plan or any compensation or benefit plan, program, agreement or policy of Parent or any of its Subsidiaries or indicate any right to employment or continued employment for any period. Nothing herein shall be construed or interpreted to prevent or restrict Parent from amending or terminating, or viewed as an amendment to, modification, termination or establishment of, any Employee Plan or compensation or benefit plan, program, agreement or policy of Parent or any of its Subsidiaries, nor shall limit or prohibit Parent or any of its Subsidiaries from amending, modifying, terminating of establishing any benefit or other compensation plan, program, agreement or policy.
ARTICLE 8
Covenants of Parent and the Company
The parties hereto agree that:
Section 8.1   Regulatory Authorizations and Consents.
(a)   Subject to the terms and conditions of this Agreement, the Company and Parent shall use their reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under Applicable Law to consummate the Transactions, including (i) preparing and filing as promptly as practicable with any Governmental Authority or other Third Party all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents, including under any applicable Antitrust Laws and Foreign Direct Investment Laws, and (ii) obtaining and maintaining all approvals, consents, registrations, permits, authorizations, non-oppositions and other confirmations required to be obtained from any Governmental Authority or other Third Party that are necessary, proper or advisable to consummate the Transactions.

(b)   In furtherance and not in limitation of the foregoing, each of Parent and the Company shall (i) make an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the Transactions as promptly as practicable and in any event within ten (10) Business Days of the date hereof, and (ii) with respect to any other filings set forth in Section 8.1(b) of the Company Disclosure Schedule, make an appropriate filing (or enter pre-notification, as the case may be) as promptly as practicable and in any event within twenty (20) Business Days of the date hereof, and supply as promptly as practicable any additional information and documentary material that may be requested by any Governmental Authority and take all other actions necessary to cause the expiration or termination of the applicable waiting periods under the HSR Act, Antitrust Laws or Foreign Direct Investment Laws as soon as practicable. Parent will pay all filing fees under the HSR Act, or obtaining and maintaining all approvals, consents, registrations, permits, authorizations, non-oppositions and other confirmations under Antitrust Laws or Foreign Direct Investment Laws. Neither party will, and each will cause their respective Affiliates not to, take any action that would reasonably be expected to prevent the approval of any Governmental Authority with respect to the Transactions prior to the End Date. Neither party will extend directly or indirectly any waiting period under the HSR Act (including by withdrawing and refiling any filing pursuant to the HSR Act) or enter into any agreement with a Governmental Authority to delay or not to consummate the transactions contemplated hereby.
(c)   Each party to this Agreement shall promptly notify the other parties hereto of any oral or written communication it receives from any Governmental Authority relating to the matters that are the subject of Section 8.1, permit the other parties hereto to review in advance any written communication proposed to be made by such party (or its Representatives) to any Governmental Authority and provide the other parties hereto with copies of all correspondence, filings or other written communications between them or any of their Representatives, on the one hand, and any Governmental Authority, on the other hand, with respect to this Agreement, subject to appropriate limitations on the exchange of competitively sensitive information consistent with Antitrust Laws. No party to this Agreement shall agree to participate in any meeting or substantive discussion with any Governmental Authority in respect of any such filings, investigation or other inquiry unless, to the extent reasonably practicable, it consults with the other parties hereto in advance and, to the extent reasonably practicable and permitted by such Governmental Authority, gives the other parties hereto the opportunity to attend and participate at such meeting. Subject to the Confidentiality Agreement and to appropriate limitations on the exchange of competitively sensitive information consistent with Antitrust Laws, the parties to this Agreement will coordinate and cooperate fully with each other in exchanging such information and providing such assistance as the other parties hereto may reasonably request in connection with the foregoing and in seeking termination of any applicable waiting period.
(d)   Notwithstanding anything in this Agreement to the contrary, Parent agrees, and agrees to cause its Affiliates, to take any and all steps, and to make any and all undertakings, necessary to avoid or eliminate each and every impediment under any Antitrust Law or Foreign Direct Investment Law that may be asserted by any Governmental Authority with respect to the Transactions so as to enable the consummation of the Transactions to occur as soon as reasonably possible (and in any event, no later than the End Date), including proposing, negotiating, committing to and effecting by consent decree, hold separate order or otherwise, the sale, divestiture, licensing or disposition of such assets or businesses of Parent or its Affiliates or otherwise taking or committing to take actions that limit Parent’s or its Affiliates’ freedom of action with respect to, or their ability to retain or operate, any of the businesses, product lines or assets of Parent or its Affiliates, in each case, as may be required in order to avoid the adoption or entry of, or to effect the dissolution or lifting of, any decisions, temporary restraining order, or other Order in any Proceeding, which would otherwise have the effect of preventing or delaying the consummation of the Transactions. Further, and for the avoidance of doubt, Parent will, and will cause its Affiliates to, take any and all actions necessary in order to ensure that no (x) requirement for any non-action, consent or approval of the Federal Trade Commission, the Antitrust Division of the United States Department of Justice or other Governmental Authority, (y) Order in any Proceeding, or (z) other matter relating to any antitrust or competition law would preclude the Closing by the End Date.
(e)   In the event any Proceeding by any Governmental Authority or other Person is commenced which questions the validity or legality of the Transactions under Antitrust Laws or Foreign Direct Investment Laws, the parties hereto agree to cooperate and use reasonable best efforts to defend against such claim, action, suit, investigation or other Proceeding and, if any Order is issued in any such action, suit or other Proceeding, to use reasonable best efforts to have such Order vacated, lifted, reversed or overturned and to cooperate reasonably regarding any other impediment to the consummation of the Transactions.
(f)   Notwithstanding the foregoing or any other provision of this Agreement, in connection with those filings and notifications pursuant to the HSR Act and any other filings set forth in Section 8.1(b) of the Company Disclosure Schedule or any Proceeding by any Governmental Authority or other Person pursuant to Section 8.1(e), Parent shall, on behalf of the parties, control and lead all communications and strategy with any Governmental Authority or in connection with any claim, action, suit, investigation or other Proceeding, including any proposal, offers, agreements or commitments pursuant to Section 8.1 or any other provision of this Agreement.
Section 8.2   Financing.
(a)   Each of Parent and Merger Subsidiary acknowledges and agrees that (i) neither the Company nor any of its Subsidiaries nor any of their respective officers, directors, employees, accountants, consultants, legal counsel, agents or other Representatives shall be required to take any action that would subject such Person to actual or potential liability, to bear any cost or expense or to pay any commitment or other similar fee or make any other payment or incur any other liability or provide or agree to provide any indemnity in connection with any financing in connection with the Transactions or their performance of their respective obligations under this Section 8.2 or any information utilized in connection therewith, and (ii) Parent and Merger Subsidiary shall indemnify and hold harmless the Company and its Subsidiaries and their respective directors, officers, employees, accountants, consultants, legal counsel, agents and other Representatives from and against any and all damage, loss and expense (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses in connection with any Proceeding, whether involving a Third Party claim or a claim solely between the parties hereto) suffered or incurred by any of them in connection with any debt financing in connection with the Transactions or any information utilized in connection therewith; provided, that such indemnity shall not apply to the extent such damage, loss or expense resulted from (A) the gross negligence or willful misconduct of any such indemnified Person or (B) the material inaccuracy of any financial information provided by the Company or any of its Subsidiaries for use in connection with any debt financing in connection with the Transactions (this clause (ii), the “Financing Indemnity”).
(b)   On the terms and subject to the conditions of this Agreement, Parent and Merger Subsidiary shall use, and shall cause their Affiliates to use, its and their reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to (i) obtain the proceeds of the Financing on the terms and conditions described in the Equity Commitment Letter, in each case, to the extent required to effectuate the Closing in accordance with Section 2.1, and (ii) satisfy on a timely basis (or obtain the waiver of) all conditions and covenants applicable to Parent, Merger Subsidiary, the Equity Investor or their respective Affiliates under the Equity Commitment Letter.
(c)   Parent and Merger Subsidiary shall use, and shall cause their Affiliates to use, its and their reasonable best efforts to cause the Equity Investors to fund, at the Closing upon the satisfaction (or waiver) of the conditions contained in the Equity Commitment Letter, the full amount of the Financing required to consummate the Transactions and pay related expenses, if all conditions to Closing contained in ARTICLE 9 are satisfied or waived (other than those conditions that (x) by their terms are to be satisfied at the Closing or (y) will be satisfied or waived upon funding).
(d)   Neither Parent nor Merger Subsidiary shall without the prior written consent of the Company, consent to (i) any amendment or modification to, or waiver of any provisions or remedy under, the Equity Commitment Letter if such amendment or modification, or waiver would (A) change the conditions precedent set forth therein or add new conditions to the funding of the Financing on the Closing Date, as set forth in the Equity Commitment Letter, in a manner that would reasonably be expected to impair, materially delay or prevent the transactions contemplated by this Agreement, (B) change, prevent or materially delay the timing of the funding of the Financing in accordance with this Agreement, (C) reduce the cash amount of the Financing below the Required Amount, (D) otherwise adversely affect the ability of Parent and Merger Subsidiary to enforce their rights under the Equity

Commitment Letter or consummate the Transactions or the timing of the Closing, or (ii) early termination of the Equity Commitment Letter. Parent and Merger Subsidiary shall, and shall cause their respective Affiliates to, use reasonable best efforts to maintain the effectiveness of the Equity Commitment Letter until the Transactions are consummated. For purposes of this Agreement, references to any “Equity Commitment Letter” shall include such document as permitted or required by this Section 8.2(d) to be amended, modified or waived, in each case from and after such amendment, modification or waiver.
(e)   Parent shall give the Company prompt notice of (i) any breach or threatened breach by any party to the Equity Commitment Letter, (ii) any termination or threatened termination thereof by any party thereto, or (iii) any dispute or threatened dispute between or among any parties to the Equity Commitment Letter, in the case of clause (i), (ii) or (iii), except to the extent that such breach, termination or dispute would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
(f)   Prior to the Closing, the Company agrees to use good faith efforts to provide, and shall cause the Company’s Subsidiaries and its and their Representatives to use commercially reasonable efforts to provide, in each case, at Parent’s sole expense, reasonable and customary cooperation in connection with the arrangement of any debt financing and satisfy the conditions to funding of such debt financing as may be reasonably requested by Parent. Notwithstanding the Company’s obligations under this Section 8.2, (i) such cooperation shall not be required to the extent it would unreasonably interfere with the ongoing operations of the Company or the Company’s Subsidiaries, (ii) neither the Company nor any of the Company’s Subsidiaries shall be required to pay any commitment or other similar fee or incur prior to the Effective Time any other liability or obligation in connection with the Financing, and (iii) none of the Company, the Company’s Subsidiaries or their respective officers, directors or employees shall be required to execute or enter into or perform any agreement with respect to the Financing that is not contingent upon the Closing or that would be effective prior to the Effective Time. Parent shall promptly reimburse the Company’s and its Subsidiaries’ reasonable and documented out-of-pocket expenses and costs incurred in connection with this Section 8.2 (the “Financing Reimbursement”, and together with the Financing Indemnity, collectively, the “Financing Obligations”).
(g)   In no event will the Equity Investor, Parent, Merger Subsidiary or any of their respective Affiliates (which for this purpose will be deemed to include each direct investor in Parent or Merger Subsidiary) enter into any Contract that would reasonably be expected to prohibit any bank, investment bank or other potential provider of debt or equity financing from providing or seeking to provide debt or equity financing or financial advisory services to any Person, in each case in connection with a transaction relating to the Company or any of its Subsidiaries.
Section 8.3   Proxy Statement.   As soon as reasonably practicable following the date hereof, the Company shall prepare and file with the SEC the preliminary Proxy Statement for use in connection with the solicitation of proxies from the Company’s stockholders for use at the Company Stockholder Meeting. The Company shall cause the Proxy Statement to comply as to form and substance in all material respects with Applicable Law. The Company will use its reasonable best efforts to cause the Proxy Statement to be mailed to the Company’s stockholders as promptly as practicable following the latest of (a) confirmation from the SEC or its staff that it will not comment on, or that it has no additional comments on the Proxy Statement, or (b) the expiration of any waiting period with respect to the Proxy Statement. The Company will advise Parent, promptly after it receives notice thereof, of any receipt of (x) any request by the SEC or its staff for an amendment or supplement to the Proxy Statement, (y) any comments from the SEC or its staff with respect to the Proxy Statement or any amendment or supplement thereto, or any responses thereto or (z) any requests by the SEC or its staff for additional information. The Company shall not file with the SEC the Proxy Statement or any amendment or supplement thereto and shall not correspond or otherwise communicate in writing with the SEC or its staff with respect to the Proxy Statement without providing Parent a reasonable opportunity to review and comment thereon, and, prior to such filing the Company will consider in good faith any comments to the Proxy Statement provided by Parent or its Representatives. The Company, after reasonable consultation with Parent (and including comments reasonably proposed by Parent), will use its reasonable best efforts to respond as promptly as practicable to any comments made by the SEC with respect to the Proxy Statement. If, prior to the Company Stockholder Meeting, any event occurs with respect to Company or any Subsidiary of

Company, or any change occurs with respect to information supplied by or on behalf of Company or Parent, respectively, for inclusion in the Proxy Statement or any information relating to Company, Parent or any of their Representatives shall be discovered by Company, Parent or Merger Subsidiary, that, in each case, is required to be described in an amendment of, or a supplement to, the Proxy Statement, Company or Parent, as applicable, shall promptly notify the other of such event, and Company and Parent shall cooperate in the prompt filing with the SEC of any necessary amendment or supplement to the Proxy Statement so that the Proxy Statement would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and, as required by Applicable Law, in disseminating the information contained in such amendment or supplement to Company’s stockholders. The Company shall, to the extent reasonably practicable, provide Parent with prior written notice of, and a reasonable opportunity to attend and participate in, any meeting or discussion with the SEC in connection with the Proxy Statement or the Company Stockholder Meeting.
Section 8.4   Public Announcements.   The initial press release regarding the Transactions has been approved by each of Parent and the Company. Parent and the Company shall consult with each other before issuing any other press release, having any communication with the press (whether or not for attribution), making any other public statement or scheduling any press conference or conference call with investors or analysts with respect to this Agreement or the Transactions and, except in respect of any public statement or press release as may be required by Applicable Law or any listing agreement with or rule of any national securities exchange or association (in which case the party required to issue the release or make the announcement shall use reasonable efforts to provide the other party with a reasonable opportunity to review and comment on such release or announcement in advance of its issuance and shall give reasonable and good faith consideration to any such comments proposed by the other party), shall not issue any such press release or make any such other public statement or schedule any such press conference or conference call without the consent of the other party; provided that this Section 8.4 shall not restrict the Company from taking any actions in connection with any Acquisition Proposal or Intervening Event in accordance with Section 6.3. Notwithstanding anything to the contrary in this Agreement or the Confidentiality Agreement, Parent, Merger Subsidiary and their respective Affiliates may, without consultation or consent, make ordinary course disclosure and communication to existing or prospective general or limited partners, equity holders, members, managers and investors of such Person or any Affiliates of such Person, in each case who are subject to customary confidentiality restrictions, and as reasonably required in connection with the Financing.
Section 8.5   Further Assurances.   At and after the Effective Time, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of the Company or Merger Subsidiary, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of the Company or Merger Subsidiary, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets of the Company acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.
Section 8.6   Notices of Certain Events.   To the extent reasonably practicable and permitted by Applicable Law, each of the Company and Parent shall promptly after becoming aware thereof notify the other of:
(a)   any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the Transactions;
(b)   subject to Section 8.1, any notice or other communication from any Governmental Authority in connection with the Transactions; and
(c)   any notice or other material communication from any proxy voting advisory firm in connection with the Transactions (and the parties shall cooperate with each other in connection with any correspondence with any such proxy voting advisory firm in connection with the Transactions).
Section 8.7   Section 16 Matters.   Prior to the Effective Time, the Company shall take all such steps as may be required to cause the Transactions and any disposition of Company Stock (including derivative securities with respect to Company Stock) in connection with the Transactions by each individual who is subject to the reporting requirements of Section 16(a) of the 1934 Act with respect to the Company to be exempt under Rule 16b-3 promulgated under the 1934 Act.
Section 8.8   Transaction Litigation.   The Company shall notify Parent promptly of the commencement of any stockholder litigation brought or threatened in writing against the Company or its directors or officers relating to this Agreement or the Transactions (“Transaction Litigation”) and shall keep Parent reasonably informed with respect to the status thereof (including by providing copies of all material documents with respect thereto). The Company shall be entitled to direct and control the defense of any Transaction Litigation; provided, however, that the Company shall, from time to time at Parent’s request, update Parent with respect to all material developments and strategy decisions with respect to, consult with Parent regarding, and shall give Parent the right to, participate in the defense, negotiation or settlement of any Transaction Litigation (to the extent that the attorney-client privilege between the Company and its counsel is not undermined or otherwise affected) and the Company shall give reasonable and good faith consideration to Parent’s advice with respect to such Transaction Litigation. The Company shall give Parent a reasonable opportunity to review, and shall consider in good faith any comments Parent or its Representatives timely provide with respect to, any document production in connection with any Transaction Litigation. In no event shall the Company enter into or agree to any settlement with respect to such Transaction Litigation without Parent’s consent (such consent not to be unreasonably withheld, conditioned or delayed). Notwithstanding anything to the contrary in this Section 8.8, any Transaction Litigation relating to the Dissenting Shares will be governed by Section 2.4.
Section 8.9   Takeover Laws.   Each of Parent, Merger Subsidiary and the Company and the members of their respective Boards of Directors shall use their respective reasonable best efforts to ensure that no restrictions on business combinations contained in any Takeover Law (or provision in the certificate of incorporation or bylaws of the Company (including, for the avoidance of doubt, Article IV of the certificate of incorporation of the Company)) is or becomes applicable to this Agreement or the Transactions. If the restrictions on business combinations in any Takeover Law (or provision in the certificate of incorporation or bylaws of the Company) becomes, or may purport to be, applicable to this Agreement or the Transactions, each of Parent, Merger Subsidiary and the Company and the members of their respective Boards of Directors shall use their respective reasonable best efforts to grant such approvals and take such actions as are necessary so that the Transactions may be consummated by the date required by Section 2.1(b) on the terms and conditions contemplated hereby and otherwise act to lawfully eliminate the restrictions on business combinations contained in any Takeover Law (or provision in the certificate of incorporation or bylaws of the Company (including, for the avoidance of doubt, Article IV of the certificate of incorporation of the Company)). The Company hereby agrees that, effective as of the time that the Company Stockholder Approval is obtained, Parent and its Affiliates are automatically and without any further action by any party, released from the use restrictions and “standstill” provisions contained in the Confidentiality Agreement.
Section 8.10   Stock Exchange Delisting; Deregistration.   Prior to the Effective Time, the Company shall cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under Applicable Laws and rules and policies of the New York Stock Exchange to enable the delisting by the Surviving Corporation of the Company Stock from the New York Stock Exchange and the deregistration of the Company Stock under the 1934 Act as promptly as practicable after the Effective Time, and in any event no more than ten (10) days after the Closing Date.
Section 8.11   Payoff Letters.   The Company shall use its commercially reasonable efforts to deliver to Parent at least two (2) Business Days prior to the Closing Date duly executed, appropriate and customary payoff letters and release documentation necessary to release all related Liens on the property and assets of the Company and its Subsidiaries, in each case, in form and substance reasonably acceptable to Parent, with respect to all Funded Indebtedness of the Company and its Subsidiaries set forth on Section 8.11 of the Company Disclosure Schedule (such Funded Indebtedness, the “Payoff Indebtedness”; and such payoff letters and release documentation, collectively the “Payoff Letters”), (a) specifying the aggregate amount required to repay in full such Payoff Indebtedness (including principal, interest, fees, expenses, premium (if any) and other amounts payable in respect of such Payoff Indebtedness), (b) providing for the automatic termination of all Liens on the property or other assets of the Company or any of its Subsidiaries securing such Payoff Indebtedness and release of all guarantees thereunder upon the receipt of the payoff amounts specified in the applicable Payoff Letter (it being understood and agreed that Parent and Merger Subsidiary shall be responsible for paying all amounts specified in the Payoff Letter) and (c) authorizing the Company or its Subsidiaries, as applicable, and their respective designees or representatives to file all UCC termination statements and releases necessary to evidence release of any such Liens.
ARTICLE 9
Conditions to the Merger
Section 9.1   Conditions to the Obligations of Each Party.   The obligations of the Company, Parent and Merger Subsidiary to consummate the Merger are subject to the satisfaction or waiver (where permissible pursuant to Applicable Law) of the following conditions at or prior to the Closing:
(a)   the Company Stockholder Approval shall have been obtained;
(b)   no Applicable Law (whether temporary, preliminary or permanent) shall restrain, enjoin, render illegal or otherwise prohibit the consummation of the Merger that is still in effect; and
(c)   (i) any applicable waiting period (and any extensions thereof, including any voluntary agreement between the Company, Parent, Merger Subsidiary and any Governmental Authority not to consummate the Merger by a certain date) applicable to the Transactions under the HSR Act, and any commitment to, or agreement with, any Governmental Authority in the United States or any jurisdiction listed in Section 8.1(b) of the Company Disclosure Schedule (as may be updated after the date hereof as contemplated by Section 8.1(b)) to delay the consummation of, or not to consummate before a certain date, the transactions contemplated by this Agreement, shall have expired or been terminated, and (ii) any approvals, consents, registrations, permits, authorizations and other confirmations required to be obtained from any Governmental Authority under Antitrust Laws and Foreign Direct Investment Laws listed in Section 8.1(b) of the Company Disclosure Schedule (as may be updated after the date hereof as contemplated by Section 8.1(b)) shall have been obtained or deemed obtained and shall remain in full force and effect.
Section 9.2   Conditions to the Obligations of Parent and Merger Subsidiary.   The obligations of Parent and Merger Subsidiary to consummate the Merger are subject to the satisfaction or waiver (where permissible under Applicable Law) of the following further conditions at or prior to the Closing:
(a)   the Company shall have performed and complied with in all material respects all of its covenants, obligations and agreements hereunder required to be performed or complied with by it at or prior to the Closing;
(b)   (i) each of the representations and warranties of the Company contained in the first and second sentence of Section 4.5(a), the first sentence of Section 4.5(c) and Section 4.25 shall be true and correct in all respects (except, with respect to the second sentence of Section 4.5(a) and the first sentence of Section 4.5(c), for any de minimis inaccuracies), at and as of the date of this Agreement and at and as of the Closing as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which shall be true only as of such time), (ii) each of the representations and warranties of the Company contained in Section 4.2, the last sentence of Section 4.5(a), Section 4.5(b), Section 4.5(e), and Section 4.22 (disregarding all materiality and Material Adverse Effect qualifications contained therein), shall be true and correct in all material respects at and as of the date of this Agreement and at and as of the Closing as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which shall be true and correct only as of such time) and (iii) each of the other the representations and warranties of the Company contained in this Agreement (disregarding all materiality and Material Adverse Effect qualifications contained therein) shall be true and correct at and as of the date of this Agreement and at and as of the Closing as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which shall be true only as of such time), except, in the case of this clause (iii), for any failures of such representations and warranties to be so true and correct as have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;
(c)   since the date of this Agreement, there shall not have been a Material Adverse Effect; and

(d)   Parent shall have received a certificate signed by an executive officer of the Company certifying that the conditions in Section 9.2(a), Section 9.2(b) and Section 9.2(c) are satisfied.
Section 9.3   Conditions to the Obligations of the Company.   The obligations of the Company to consummate the Merger are subject to the satisfaction or waiver (where permissible under Applicable Law) of the following further conditions at or prior to the Closing:
(a)   each of Parent and Merger Subsidiary shall have performed and complied with in all material respects all of its covenants, obligations and agreements hereunder required to be performed or complied with by it at or prior to the Closing;
(b)   (i) each of the representations and warranties of Parent contained in Section 5.1, Section 5.2, and Section 5.6 (disregarding all materiality and Parent Material Adverse Effect qualifications contained therein) shall be true and correct in all material respects at and as of the date of this Agreement and at and as of the Closing as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which shall be true only as of such time) and (ii) each of the other representations and warranties of Parent contained in this Agreement (disregarding all materiality and Parent Material Adverse Effect qualifications contained therein) shall be true and correct at and as of the date of this Agreement and at and as of the Closing as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which shall be true only as of such time), except, in the case of this clause (ii), for any failures of such representations and warranties to be so true and correct as have not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect; and
(c)   the Company shall have received a certificate signed by an executive officer of Parent certifying that the conditions in Section 9.3(a) and Section 9.3(b) are satisfied.
ARTICLE 10
Termination
Section 10.1   Termination.   This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time (notwithstanding receipt of the Company Stockholder Approval) as follows:
(a)   by mutual written agreement of the Company and Parent;
(b)   by either the Company or Parent, if:
(i)   the Merger has not been consummated on or before January 13, 2027 (the “End Date”); provided that the right to terminate this Agreement pursuant to this Section 10.1(b)(i) shall not be available to a party if the failure of the Merger to be consummated by such time was primarily caused by such party’s breach of any provision of this Agreement;
(ii)   any Order by a court or other Governmental Authority of competent jurisdiction permanently restraining, enjoining, rendering illegal or otherwise prohibiting consummation of the Merger shall become final and non-appealable; provided that the right to terminate this Agreement pursuant to this Section 10.1(b)(ii) shall not be available to a party if issuance, enforcement or entry of any such Order, or such Order becoming final and non-appealable, was primarily caused by such party’s breach of any provision of this Agreement;
(iii)   at the Company Stockholder Meeting (including any adjournment or postponement thereof in accordance with Section 6.2), the Company Stockholder Approval shall not have been obtained; or
(c)   by Parent prior to obtaining the Company Stockholder Approval, if an Adverse Recommendation Change shall have occurred;
(d)   by the Company, if at any time prior to obtaining the Company Stockholder Approval, (i) the Company has received a Superior Proposal, and (ii) the Company concurrently enters into a definitive

Alternative Acquisition Agreement concerning a Superior Proposal in accordance with Section 6.3(b)(ii) and simultaneously with such termination, the Company pays the Termination Fee payable pursuant to Section 11.4(b);
(e)   by Parent if (i) there shall be or have been a breach of any covenant, obligation or agreement on the part of the Company set forth in this Agreement or (ii) there shall be or have been any failure of any representation or warranty of the Company set forth in ARTICLE 4 of this Agreement to be true or correct, in either case, (A) such that any of the conditions set forth in Section 9.2(a) or Section 9.2(b) would not be satisfied, and (B) such breach or failure to be true or correct is not curable within thirty (30) days, or, if curable, is not cured within thirty (30) days of notice by Parent to the Company of such breach or failure to be true or correct; provided, that the right to terminate this Agreement pursuant to this Section 10.1(e) shall not be available to Parent if Parent or Merger Subsidiary is then in breach of any covenant, obligation or agreement contained in this Agreement or any representation or warranty of Parent or Merger Subsidiary contained in this Agreement is untrue or incorrect, in each case, which breach or failure to be true or correct, would result in a failure of a condition set forth in Section 9.1 or Section 9.3; or
(f)   by the Company if (i) there shall be or have been a breach of any covenant, obligation or agreement on the part of Parent or Merger Subsidiary set forth in this Agreement or (ii) there shall be or have been any failure of any representation or warranty of Parent and Merger Subsidiary set forth in ARTICLE 5 of this Agreement to be true or correct, in either case, (A) such that any of the conditions set forth in Section 9.3(a) or Section 9.3(b) would not be satisfied, and (B) such breach or failure to be true or correct is not curable within thirty (30) days, or, if curable, is not cured within thirty (30) days of notice by the Company to Parent of such breach or failure to be true or correct; provided, that the right to terminate this Agreement pursuant to this Section 10.1(f) shall not be available to the Company if the Company is then in breach of any covenant, obligation or agreement contained in this Agreement or any representation or warranty of the Company contained in this Agreement is untrue or incorrect, in each case, which breach or failure to be true or correct would result in a failure of a condition set forth in Section 9.1 or Section 9.2.
The party desiring to terminate this Agreement pursuant to this Section 10.1 (other than pursuant to Section 10.1(a)) shall give notice of such termination to the other party.
Section 10.2   Effect of Termination.   If this Agreement is validly terminated pursuant to Section 10.1, this Agreement shall become void and of no further force or effect and the Transactions shall be abandoned and each of the parties hereto shall be relieved of its duties and obligations arising under this Agreement from and after the date of such termination and such termination shall be without liability of any party hereto (or any stockholder or Representative of such party) to any other party hereto; provided that, subject to this Section 10.2:
(a)   The provisions of this Section 10.2, the Financing Obligations, and the provisions of Section 8.4 and ARTICLE 11 (other than specific performance of any obligations to consummate the Closing pursuant to Section 11.12) (and the corresponding definitions of any defined terms used in each of those sections) shall survive any termination hereof pursuant to Section 10.1 in accordance with their terms and subject in all respects to Section 11.4 and Section 11.13.
(b)   Neither the Company nor Parent shall be relieved or released from any liabilities or damages (which the parties acknowledge and agree shall not be limited to reimbursement of expenses or out-of-pocket costs, and may include the benefit of the bargain lost by a party’s stockholders (taking into consideration relevant matters, including lost stockholder premium, other combination opportunities and the time value of money), which shall be deemed in such event to be damages of such party) arising out of its fraud or Willful Breach occurring prior to termination of this Agreement. For the avoidance of doubt, only the Company shall be permitted to, and its stockholders shall not be permitted to, bring an action to pursue, prove or collect such damages and the stockholders shall not be, and shall not be deemed to be, a third party beneficiary with respect thereto. For purposes of this Agreement, “Willful Breach” means any material breach of any of the representations, warranties, covenants or agreements set forth in this Agreement that is the consequence of an action or omission by any party if such party knew or should have known that the taking of such action or the failure to take such action would be a breach of such representation, warranty, covenant or agreement set forth in this Agreement.

(c)   Following the termination of this Agreement, Parent shall pay and perform the Financing Obligations as and to the extent required by Section 8.2(f).
ARTICLE 11
Miscellaneous
Section 11.1   Notices.   All notices, requests and other communications to any party hereunder shall be in writing (including electronic mail (“e-mail”) transmission, so long as a receipt of such e-mail is requested and received) and shall be given, if to the Company, to:
Avanos Medical, Inc.
5405 Windward Parkway
Suite 100 South
Attention:
Vice President, Head of Legal

E-mail:
john.fischer@avanos.com

with a copy (which shall not constitute notice) to:
Alston & Bird LLP
One Atlantic Center
1201 West Peachtree Street
Atlanta, GA 30309
Attention:
Sarah Ernst

E-mail:
sarah.ernst@alston.com

if to the Parent or Merger Subsidiary, to:
AIP, LLC
450 Lexington Avenue, 40th Floor
New York, NY 10017, USA
Attention:
General Counsel

Email:
notices@americanindustrial.com

with a copy (which shall not constitute notice) to:
Sidley Austin LLP
787 7th Avenue
New York, NY 10019
Attention:
Justin A. Macke; Adam Cromie; MK Han

E-mail:
jmacke@sidley.com; adam.cromie@sidley.com; mhan@sidley.com

or to such other address as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt.
Section 11.2   No Survival of Representations, Warranties and Agreements.   The representations, warranties and agreements contained herein and in any certificate or other writing delivered pursuant hereto shall not survive the Effective Time, except that any covenants and agreements that are to be performed in whole or in part after the Effective Time shall survive the Effective Time until fully performed.
Section 11.3   Amendments and Waivers.
(a)   Any provision of this Agreement may be amended or waived prior to the Effective Time if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective; provided that after the Company Stockholder Approval has been obtained there shall be no amendment or waiver that would require the further approval of the stockholders of the Company under the DGCL without such approval having first been obtained.
(b)   No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law.
Section 11.4   Expenses and Termination Fee.
(a)   General.   Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.
(b)   Termination Fee.
(i)   If this Agreement is terminated by Parent pursuant to Section 10.1(c), then the Company shall pay to Parent the Termination Fee within two (2) Business Days after such termination.
(ii)   If this Agreement is terminated by the Company pursuant to Section 10.1(d), then the Company shall pay to Parent the Termination Fee concurrently with and as a condition to such termination.
(iii)   If (A) this Agreement is terminated by Parent or the Company pursuant to Section 10.1(b)(i) or Section 10.1(b)(iii) or by Parent pursuant to Section 10.1(e); provided that in the case of termination by the Company pursuant to Section 10.1(b)(i), the failure of the Merger to be consummated by the End Date was not primarily caused by a breach by Parent of any provision of this Agreement, (B) after the date of this Agreement and (x) prior to such termination in the case of a termination pursuant to Section 10.1(b)(i) or Section 10.1(e) or (y) prior to the Company Stockholder Meeting in the case of a termination pursuant to Section 10.1(b)(iii), an Acquisition Proposal shall have been publicly announced (or become publicly known) or otherwise been communicated to the Board of Directors of the Company (or a committee thereof) or the Company’s stockholders and, in either case, not publicly and irrevocably withdrawn, and (C) within twelve (12) months following the date of such termination, an Acquisition Proposal shall have been consummated or the Company enters into a definitive agreement for an Acquisition Proposal that is subsequently consummated (provided that for purposes of this clause (C), each reference to “20%” in the definition of Acquisition Proposal shall be deemed to be a reference to “50%”), then the Company shall pay to Parent in immediately available funds, concurrently with the occurrence of the applicable event described in clause (C), the Termination Fee.
(iv)   “Termination Fee” means $37,500,000.
(v)   The parties agree and acknowledge that in no event shall the Company be required to pay the Termination Fee on more than one occasion.
(c)   Each party acknowledges that the agreements contained in this Section 11.4 are an integral part of the Transactions and that, without these agreements, the other parties would not enter into this Agreement. Accordingly, if the Company fails promptly to pay any amount due pursuant to this Section 11.4, it shall also pay any costs and expenses incurred by Parent in connection with any Proceeding to enforce this Agreement that leads to a judgment against the Company for such amount, together with interest on the amount of any unpaid fee, cost, or expense at the publicly announced prime rate as published by the Eastern Edition of The Wall Street Journal (the “Prime Rate”) from the date such fee, cost, or expense was required to be paid to (but excluding) the payment date (collectively, the “Parent Enforcement Expenses”). If the Company commences a legal Proceeding against Parent or Merger Subsidiary in accordance with Section 11.4(d) that results in a judgment for monetary damages against Parent or Merger Subsidiary, Parent shall also pay any costs and expenses incurred by the Company in connection with such Proceeding, together with interest on the amount of such judgment at the Prime Rate from the date of termination of this Agreement to (but excluding) the payment date (collectively, the “Company Enforcement Expenses”). In no event will the Parent Enforcement Expenses, on the one hand, or the Company Enforcement Expenses, on the other hand, exceed, in the aggregate, $5,000,000 (the

“Expenses Cap”). None of Parent or any other member of the Parent Group shall be required to pay, in the aggregate, costs or expenses (including interest) or any other amount in an amount in excess of the Expenses Cap in connection with the Company Enforcement Expenses. None of the Company or any other member of the Company Group shall be required to pay, in the aggregate, costs or expenses (including interest) or any other amount in an amount in excess of the Expenses Cap in connection with the Parent Enforcement Expenses.
(d)   Notwithstanding anything to the contrary in this Agreement, but subject to the last sentence of this Section 11.4(d), the Company’s right to (i) an order of specific performance against Parent prior to the termination of this Agreement as permitted by and subject to the requirements of Section 11.12, (ii) enforce or collect on, as applicable, the Financing Obligations of Parent set forth in Section 8.2 in accordance with the terms thereof and (iii) following the termination of this Agreement by either party, seek monetary damages (with respect to the Company Enforcement Expenses, subject to the Expenses Cap) from Parent (and to enforce the Equity Commitment Letter against the Equity Investor) in the event of Parent’s or Merger Subsidiary’s fraud or Willful Breach of this Agreement, in each case occurring prior to the termination of this Agreement, shall be the Company’s sole and exclusive remedies (whether at law, in equity, in contract, in tort or otherwise) against any of (A) Parent, Merger Subsidiary, and the Equity Investor, (B) the former, current or future direct or indirect holders of any equity, partnership or limited liability company interest in or any controlling persons, directors, officers, employees, agents, attorneys, former, current or future Affiliates, members, managers, general or limited partners, stockholders or assignees of Parent, Merger Subsidiary or any Equity Investor or (C) any former, current or future direct or indirect holders of any equity, partnership or limited liability company interest in or any controlling persons, directors, officers, employees, agents, attorneys, former, current or future Affiliates, any debt financing sources, members, managers, general or limited partners, stockholders or assignees of any of the foregoing (collectively, the “Parent Group”) in respect of this Agreement, any agreement executed in connection herewith, including the Equity Commitment Letter and the Transactions. In no event will the Company be entitled to both (x) payment of any monetary damages and (y) a grant of specific performance of this Agreement or any other equitable remedy against Parent and Merger Subsidiary that results in the Closing.
(e)   Notwithstanding anything to the contrary in this Agreement, but subject to the last sentence of this Section 11.4(e), the right of Parent and Merger Subsidiary to (i) an order of specific performance against the Company prior to the termination of this Agreement as permitted by and subject to the requirements of Section 11.12, or (ii) (A) receive the Termination Fee, to the extent payable pursuant to Section 11.4(b), and (B) following termination of this Agreement by either party, seek monetary damages (with respect to the Parent Enforcement Expenses, subject to the Expenses Cap) from the Company in the event of the Company’s fraud or Willful Breach of this Agreement, in each case occurring prior to the termination of this Agreement, shall be, Parent’s and Merger Subsidiary’s sole and exclusive remedies (whether at law, in equity, in contract, in tort or otherwise) against any of (A) the Company and its Subsidiaries, (B) the former, current or future direct or indirect holders of any equity, partnership or limited liability company interest in or any controlling persons, directors, officers, employees, agents, attorneys, former, current or future Affiliates, members, managers, general or limited partners, stockholders or assignees of the Company or its Subsidiaries or (C) any former, current or future direct or indirect holders of any equity, partnership or limited liability company interest in or any, controlling persons, directors, officers, employees, agents, attorneys, former, current or future Affiliates, members, managers, general or limited partners, stockholders or assignees of any of the foregoing (collectively, the “Company Group”) in respect of this Agreement, any agreement executed in connection herewith and the Transactions, including any breach or termination of this Agreement or any such other agreement and the failure of the Merger or any such other transaction to be consummated. In no event will Parent or Merger Subsidiary be entitled to (1) payment of both monetary damages and the Termination Fee, or (2) both (x) payment of any monetary damages or the Termination Fee, as applicable, and (y) a grant of specific performance of this Agreement or any other equitable remedy against the Company that results in the Closing.
(f)   Each party acknowledges that the Termination Fee does not constitute a penalty, but rather shall constitute liquidated damages in a reasonable amount that will compensate a party for the disposition of its rights under this Agreement in the circumstances in which such amounts are due and payable, which amounts would otherwise be impossible to calculate with precision.
Section 11.5   Binding Effect; Benefit; Assignment.
(a)   Except as set forth in Section 7.3 and Section 10.2(b), the parties agree that their respective representations, warranties and covenants set forth in this Agreement are solely for the benefit of the other parties in accordance with and subject to the terms of this Agreement. This Agreement is not intended to, and will not, confer upon any other Person any rights or remedies hereunder, except (i) as set forth in or contemplated by Section 7.3; and (ii) from and after the Effective Time, the rights of the holders of shares of Company Stock, Company TRSUs, Company PRSUs or Company Options to receive the Merger Consideration set forth in ARTICLE 2.
(b)   No party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto, except that Parent or Merger Subsidiary may transfer or assign its rights and obligations under this Agreement, in whole or from time to time in part, to (i) one or more of their Affiliates at any time and (ii) after the Effective Time, to any Person; provided that such transfer or assignment shall not relieve Parent or Merger Subsidiary of its obligations hereunder or enlarge, alter or change any obligation of any other party hereto or due to Parent or Merger Subsidiary; provided further, that the Company may collaterally assign any of its respective rights hereunder as collateral security for any debt financing used to finance the Transactions (or any refinancing or replacement thereof).
Section 11.6   Governing Law.   This Agreement, and all Proceedings (whether in contract, in tort or otherwise) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement or the Transactions, shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of any jurisdictions that would cause the application of the laws of any jurisdiction other than the State of Delaware.
Section 11.7   Jurisdiction.   All Proceedings (whether at law or in equity, in contract, in tort or otherwise) arising out of or relating to this Agreement, the negotiation, validity, performance, enforcement or interpretation of this Agreement or the Transactions shall be heard and determined exclusively in the Court of Chancery of the State of Delaware (or, if the Chancery Court declines jurisdiction, the Superior Court of the State of Delaware or the United States District Court for the District of Delaware), and the parties irrevocably and unconditionally submit to the exclusive jurisdiction of such court (and, in the case of appeals, the appropriate appellate court therefrom), in any such Proceeding and irrevocably waive the defense of an inconvenient forum to the maintenance of any such Proceeding. The consents to jurisdiction set forth in this paragraph shall not constitute general consents to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this paragraph and shall not be deemed to confer rights on any Person other than the parties hereto. The parties agree that service of any court paper may be made in any manner as may be provided under Applicable Law or court rules governing service of process in such court. The parties hereto agree that a final judgment in any such Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law.
Section 11.8   WAIVER OF JURY TRIAL.   EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NEGOTIATION, VALIDITY, PERFORMANCE, ENFORCEMENT OR INTERPRETATION OF THIS AGREEMENT OR THE TRANSACTIONS.
Section 11.9   Counterparts; Effectiveness.   This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Any such counterpart, to the extent delivered by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense relates to lack of authenticity. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).
Section 11.10   Entire Agreement.   This Agreement, the Equity Commitment Letter, and the Confidentiality Agreement constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.
Section 11.11   Severability.   If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the Transactions be consummated as originally contemplated to the fullest extent possible.
Section 11.12   Specific Performance.   The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement were not performed in accordance with the terms hereof and that any breach of this Agreement would not be adequately compensated by monetary damages, and that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, without proof of actual damages or inadequacy of legal remedy and without bond or other security being required, in addition to any other remedy to which they are entitled at law or in equity. The pursuit of specific enforcement by any party hereto will not be deemed an election of remedies or waiver of the right to pursue any other right or remedy (whether at law or in equity) to which such party may be entitled at any time. Without limiting the foregoing, and notwithstanding anything to the contrary in this Agreement, the Company shall be entitled to cause Parent to fully enforce the terms of the Equity Commitment Letter against the parties thereto and to cause the Financing to be funded.
Section 11.13   No Recourse.   Without limiting Section 11.5, this Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the entities that are expressly identified as parties hereto and no member of the Company Group and no member of the Parent Group (other than the Equity Investor to the extent set forth, and on the terms and subject to the conditions set forth in, the Equity Commitment Letter) shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the Transactions or in respect of any oral representations made or alleged to be made in connection herewith. Without limiting Section 11.5, in no event shall the Company or any of its Affiliates or other member of the Company Group, on the one hand, and Parent, Merger Subsidiary or any of their respective Affiliates or other member of the Parent Group on the other hand, and each of the member of the Company Group and member of the Parent Group agrees not to and to use commercially reasonably efforts to cause its respective controlled Affiliates and other member of the Company Group or member of the Parent Group, as applicable, not to, seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages from, any member of the Parent Group or any member of the Company Group, as applicable, not a party to this Agreement (other than to the extent permitted by, and subject to the limitations of the Equity Commitment Letter).
[The remainder of this page has been intentionally left blank;
the next page is the signature page.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date set forth on the cover page of this Agreement.
AVANOS MEDICAL, INC.
By:
/s/ David Pacitti

Name:
David Pacitti

Title:
Chief Executive Officer

A-AV HOLDCO I, INC.
By:
/s/ Joel Rotroff

Name:
Joel Rotroff

Title:
President

A-AV MERGERSUB, INC.
By:
/s/ Joel Rotroff

Name:
Joel Rotroff

Title:
President

[Signature Page to Merger Agreement]

Annex B
April 13, 2026
The Board of Directors
Avanos Medical, Inc.
5405 Windward Parkway
Suite 100 South
Alpharetta, Georgia 30004
Members of the Board of Directors:
You have requested our opinion as to the fairness, from a financial point of view, to the holders of common stock, par value $0.01 per share (the “Company Common Stock”), of Avanos Medical, Inc. (the “Company”) of the consideration to be paid to such holders in the proposed merger (the “Transaction”) of the Company with a wholly-owned subsidiary of A-AV Holdco I, Inc. (the “Acquiror”). Pursuant to the Agreement and Plan of Merger, dated as of April 13, 2026 (the “Agreement”), among the Company, the Acquiror and its subsidiary, A-AV MergerSub, Inc., the Company will become a wholly-owned subsidiary of the Acquiror, and each outstanding share of Company Common Stock, other than shares of Company Common Stock held in treasury or owned by the Acquiror and its affiliates and Dissenting Shares (as defined in the Agreement), will be converted into the right to receive $25.00 per share in cash (the “Consideration”).
In connection with preparing our opinion, we have (i) reviewed the Agreement; (ii) reviewed certain publicly available business and financial information concerning the Company and the industries in which it operates; (iii) compared the proposed financial terms of the Transaction with the publicly available financial terms of certain transactions involving companies we deemed relevant and the consideration paid for such companies; (iv) compared the financial and operating performance of the Company with publicly available information concerning certain other companies we deemed relevant and reviewed the current and historical market prices of the Company Common Stock and certain publicly traded securities of such other companies; (v) reviewed certain internal financial analyses and forecasts prepared by the management of the Company relating to its business; and (vi) performed such other financial studies and analyses and considered such other information as we deemed appropriate for the purposes of this opinion.
In addition, we have held discussions with certain members of the management of the Company and the Acquiror with respect to certain aspects of the Transaction, and the past and current business operations of the Company, the financial condition and future prospects and operations of the Company, and certain other matters we believed necessary or appropriate to our inquiry.
In giving our opinion, we have relied upon and assumed the accuracy and completeness of all information that was publicly available or was furnished to or discussed with us by the Company and the Acquiror or otherwise reviewed by or for us. We have not independently verified any such information or its accuracy or completeness and, pursuant to our engagement letter with the Company, we did not assume any obligation to undertake any such independent verification. We have not conducted or been provided with any valuation or appraisal of any assets or liabilities, nor have we evaluated the solvency of the Company or the Acquiror under any state or federal laws relating to bankruptcy, insolvency or similar matters. In relying on financial analyses and forecasts provided to us or derived therefrom, we have assumed that they have been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to the expected future results of operations and financial condition of the Company to which such analyses or forecasts relate. We express no view as to such analyses or forecasts or the assumptions on which they were based. We have also assumed that the Transaction and the other transactions contemplated by the Agreement will be consummated as described in the Agreement. We have also assumed that the representations and warranties made by the Company and the Acquiror in the Agreement and the related agreements are and will be true and correct in all respects material to our analysis. We are not legal, regulatory or tax experts and have relied on the assessments made by advisors to the Company with respect to such issues. We have further assumed that all material governmental, regulatory or other consents and approvals necessary for the

B-1

consummation of the Transaction will be obtained without any adverse effect on the Company or on the contemplated benefits of the Transaction.
Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise, or reaffirm this opinion. Our opinion is limited to the fairness, from a financial point of view, of the Consideration to be paid to the holders of the Company Common Stock in the proposed Transaction and we express no opinion as to the fairness of any consideration paid in connection with the Transaction to the holders of any other class of securities, creditors or other constituencies of the Company or as to the underlying decision by the Company to engage in the Transaction. Furthermore, we express no opinion with respect to the amount or nature of any compensation to any officers, directors, or employees of any party to the Transaction, or any class of such persons relative to the Consideration to be paid to the holders of the Company Common Stock in the Transaction or with respect to the fairness of any such compensation.
We have acted as financial advisor to the Company with respect to the proposed Transaction and will receive a fee from the Company for our services, a substantial portion of which will become payable only if the proposed Transaction is consummated. In addition, the Company has agreed to indemnify us for certain liabilities arising out of our engagement. Please be advised that during the two years preceding the date of this letter, neither we nor our affiliates have had any other material financial advisory or other material commercial or investment banking relationships with the Company. During the two years preceding the date of this letter, we and our affiliates have had commercial or investment banking relationships with certain portfolio companies of AIP, LLC, an affiliate of the Acquiror (“AIP”), for which we and such affiliates have received customary compensation. Such services during such period have included providing debt syndication and financial advisory services to certain portfolio companies of AIP. In addition, our commercial banking affiliate is an agent bank and a lender under outstanding credit facilities of the Company and certain portfolio companies of AIP, for which it receives customary compensation or other financial benefits. In addition, we and our affiliates hold, on a proprietary basis, less than 1% of the outstanding common stock of the Company. In the ordinary course of our businesses, we and our affiliates actively trade the debt and equity securities or financial instruments (including derivatives, bank loans or other obligations) of the Company for our own account or for the accounts of customers and, accordingly, we likely hold long or short positions in such securities or other financial instruments.
On the basis of and subject to the foregoing, it is our opinion as of the date hereof that the Consideration to be paid to the holders of the Company Common Stock in the proposed Transaction is fair, from a financial point of view, to such holders.
The issuance of this opinion has been approved by a fairness opinion committee of J.P. Morgan Securities LLC. This letter is provided to the Board of Directors of the Company (in its capacity as such) in connection with and for the purposes of its evaluation of the Transaction. This opinion does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote with respect to the Transaction or any other matter. This opinion may not be disclosed, referred to, or communicated (in whole or in part) to any third party for any purpose whatsoever except with our prior written approval. This opinion may be reproduced in full in any proxy or information statement mailed to shareholders of the Company but may not otherwise be disclosed publicly in any manner without our prior written approval.
Very truly yours,
J.P. MORGAN SECURITIES LLC

B-2

Annex C
SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW
§ 262 Appraisal rights
(a)   Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger, consolidation, conversion, transfer, domestication or continuance nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository; the words “beneficial owner” mean a person who is the beneficial owner of shares of stock held either in voting trust or by a nominee on behalf of such person; and the word “person” means any individual, corporation, partnership, unincorporated association or other entity.
(b)   Appraisal rights shall be available for the shares of any class or series of stock of a constituent, converting, transferring, domesticating or continuing corporation in a merger, consolidation, conversion, transfer, domestication or continuance to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264, § 266 or § 390 of this title (other than, in each case and solely with respect to a converted or domesticated corporation, a merger, consolidation, conversion, transfer, domestication or continuance authorized pursuant to and in accordance with the provisions of § 265 or § 388 of this title):
(1)   Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders, or at the record date fixed to determine the stockholders entitled to consent pursuant to § 228 of this title, to act upon the agreement of merger or consolidation or the resolution providing for the conversion, transfer, domestication or continuance (or, in the case of a merger pursuant to § 251(h) of this title, as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.
(2)   Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent, converting, transferring, domesticating or continuing corporation if the holders thereof are required by the terms of an agreement of merger or consolidation, or by the terms of a resolution providing for conversion, transfer, domestication or continuance, pursuant to § 251, § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264, § 266 or § 390 of this title to accept for such stock anything except:
a.   Shares of stock of the corporation surviving or resulting from such merger or consolidation, or of the converted entity or the entity resulting from a transfer, domestication or continuance if such entity is a corporation as a result of the conversion, transfer, domestication or continuance, or depository receipts in respect thereof;
b.   Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger, consolidation, conversion, transfer, domestication or continuance will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c.   Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or
d.   Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.
(3)   In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.
(4)   [Repealed.]
(c)   Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation, the sale of all or substantially all of the assets of the corporation or a conversion effected pursuant to § 266 of this title or a transfer, domestication or continuance effected pursuant to § 390 of this title. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e), and (g) of this section, shall apply as nearly as is practicable.
(d)   Appraisal rights shall be perfected as follows:
(1)   If a proposed merger, consolidation, conversion, transfer, domestication or continuance for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations or the converting, transferring, domesticating or continuing corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and, § 114 of this title, if applicable) may be accessed without subscription or cost. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger, consolidation, conversion, transfer, domestication or continuance, a written demand for appraisal of such stockholder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger, consolidation, conversion, transfer, domestication or continuance shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger, consolidation, conversion, transfer, domestication or continuance, the surviving, resulting or converted entity shall notify each stockholder of each constituent or converting, transferring, domesticating or continuing corporation who has complied with this subsection and has not voted in favor of or consented to the merger, consolidation, conversion, transfer, domestication or continuance, and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section, of the date that the merger, consolidation or conversion has become effective; or
(2)   If the merger, consolidation, conversion, transfer, domestication or continuance was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent, converting, transferring, domesticating or continuing corporation before the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, or the surviving, resulting or converted entity within 10 days after such effective date, shall notify each stockholder of any class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation who is entitled to appraisal rights of the approval of the merger, consolidation, conversion, transfer, domestication or continuance and that appraisal rights are available for any or all shares of such class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting, transferring, domesticating or continuing corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and § 114 of this title, if applicable) may be accessed without subscription or cost. Such notice may, and, if given on or after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, shall, also notify such stockholders of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving, resulting or converted entity the appraisal of such holder’s shares; provided that a demand may be delivered to such entity by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs such entity of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, either (i) each such constituent corporation or the converting, transferring, domesticating or continuing corporation shall send a second notice before the effective date of the merger, consolidation, conversion, transfer, domestication or continuance notifying each of the holders of any class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation that are entitled to appraisal rights of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance or (ii) the surviving, resulting or converted entity shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation or entity that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation or the converting, transferring, domesticating or continuing corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.
(3)   Notwithstanding subsection (a) of this section (but subject to this paragraph (d)(3)), a beneficial owner may, in such person’s name, demand in writing an appraisal of such beneficial owner’s shares in accordance with either paragraph (d)(1) or (2) of this section, as applicable; provided that (i) such beneficial owner continuously owns such shares through the effective date of the merger, consolidation, conversion, transfer, domestication or continuance and otherwise satisfies the requirements applicable to a stockholder under the first sentence of subsection (a) of this section and (ii) the demand made by such beneficial owner reasonably identifies the holder of record of the shares for which the demand is made, is accompanied by documentary evidence of such beneficial owner’s beneficial ownership of stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provides an address at which such beneficial owner consents to receive notices given by the surviving, resulting or converted entity hereunder and to be set forth on the verified list required by subsection (f) of this section.
(e)   Within 120 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, the surviving, resulting or converted entity, or any person who has complied with subsections (a) and (d) of this section and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, any person entitled to appraisal rights who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation, conversion, transfer, domestication or continuance. Within 120 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, any person who has complied with the requirements of subsections (a) and (d) of this section, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the surviving, resulting or converted entity a statement setting forth the aggregate number of shares not voted in favor of the merger, consolidation, conversion, transfer, domestication or continuance (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2) of this title)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand pursuant to paragraph (d)(3) of this section, the record holder of such shares shall not be considered a separate stockholder holding such shares for purposes of such aggregate number). Such statement shall be given to the person within 10 days after such person’s request for such a statement is received by the surviving, resulting or converted entity or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section, whichever is later.
(f)   Upon the filing of any such petition by any person other than the surviving, resulting or converted entity, service of a copy thereof shall be made upon such entity, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached by such entity. If the petition shall be filed by the surviving, resulting or converted entity, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving, resulting or converted entity and to the persons shown on the list at the addresses therein stated. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving, resulting or converted entity.
(g)   At the hearing on such petition, the Court shall determine the persons who have complied with this section and who have become entitled to appraisal rights. The Court may require the persons who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any person fails to comply with such direction, the Court may dismiss the proceedings as to such person. If immediately before the merger, consolidation, conversion, transfer, domestication or continuance the shares of the class or series of stock of the constituent, converting, transferring, domesticating or continuing corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger, consolidation, conversion, transfer, domestication or continuance for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.
(h)   After the Court determines the persons entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger, consolidation, conversion, transfer, domestication or continuance, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger, consolidation, conversion, transfer, domestication or continuance through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger, consolidation or conversion and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving, resulting or converted entity may pay to each person entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving, resulting or converted entity or by any person entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under this section.
(i)   The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving, resulting or converted entity to the persons entitled thereto. Payment shall be so made to each such person upon such terms and conditions as the Court may order. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving, resulting or converted entity be an entity of this State or of any state.
(j)   The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section who participated in the proceeding and incurred expenses in connection therewith, the Court may order all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal not dismissed pursuant to subsection (k) of this section or subject to such an award pursuant to a reservation of jurisdiction under subsection (k) of this section.
(k)   Subject to the remainder of this subsection, from and after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, no person who has demanded appraisal rights with respect to some or all of such person’s shares as provided in subsection (d) of this section shall be entitled to vote such shares for any purpose or to receive payment of dividends or other distributions on such shares (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger, consolidation, conversion, transfer, domestication or continuance). If a person who has made a demand for an appraisal in accordance with this section shall deliver to the surviving, resulting or converted entity a written withdrawal of such person’s demand for an appraisal in respect of some or all of such person’s shares in accordance with subsection (e) of this section, either within 60 days after such effective date or thereafter with the written approval of the corporation, then the right of such person to an appraisal of the shares subject to the withdrawal shall cease. Notwithstanding the foregoing, an appraisal proceeding in the Court of Chancery shall not be dismissed as to any person without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just, including without limitation, a reservation of jurisdiction for any application to the Court made under subsection (j) of this section; provided, however that this provision shall not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation, conversion, transfer, domestication or continuance within 60 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, as set forth in subsection (e) of this section. If a petition for an appraisal is not filed within the time provided in subsection (e) of this section, the right to appraisal with respect to all shares shall cease.
(l)   The shares or other equity interests of the surviving, resulting or converted entity to which the shares of stock subject to appraisal under this section would have otherwise converted but for an appraisal demand made in accordance with this section shall have the status of authorized but not outstanding shares of stock or other equity interests of the surviving, resulting or converted entity, unless and until the person that has demanded appraisal is no longer entitled to appraisal pursuant to this section.

AVANOS MEDICAL, INC.5405 WINDWARD PARKWAY, SUITE 100 SOUTH ALPHARETTA, GA 30004 SCAN TO VIEW MATERIALS & VOTEVOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time, on the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage pre-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. In order for your mailed proxy to be voted at the meeting, it must be received by Broadridge at the address set forth above by 5:00 p.m., Eastern Time, on the day before the meeting date. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:T00639-[TBD]KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYAVANOS MEDICAL, INC. The Board of Directors unanimously recommends a vote FOR the following proposals:1.A proposal to approve and adopt the Agreement and Plan of Merger, dated as of April 13, 2026 (as it has been or may be amended, supplemented, waived or otherwise modified in accordance with its terms, the “Merger Agreement”), by and among Avanos Medical, Inc., a Delaware corporation (the “Company”), A-AV Holdco I, Inc., a Delaware corporation (“Parent”), and A-AV MergerSub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Subsidiary”), pursuant to which, among other things, Merger Subsidiary will merge with and into the Company, with the Company surviving as a wholly-owned subsidiary of Parent (the “Merger”), and approve the consummation of the transactions contemplated by the Merger Agreement, including the Merger (such proposal, the “Merger Proposal”). 2.A proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger (the “Advisory Compensation Proposal”). 3.A proposal to approve one or more adjournments of the special meeting of the stockholders of the Company (such meeting, including any adjournments or postponements thereof, the “Special Meeting”), if necessary, to solicit additional proxies if there are not sufficient votes cast at the Special Meeting to approve the Merger Proposal (the “Adjournment Proposal”). For Against Abstain! ! !! ! !! ! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting To Be Held on July 22, 2026:The Notice of Special Meeting of Stockholders and Proxy Statement are available at www.proxyvote.com.T00640-[TBD]Avanos Medical, Inc.Special Meeting of Stockholders July 22, 2026 at 9:00 a.m., Eastern TimeThis proxy is solicited by the Board of Directors on behalf of the CompanyDavid C. Pacitti, Scott M. Galovan and John S. Fischer, or any of them, with full power of substitution to each, are hereby appointed proxies and are authorized to vote, as specified on the reverse side of this card, all shares of common stock of Avanos Medical, Inc. that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 9:00 a.m., Eastern Time, on July 22, 2026, at the offices of Alston & Bird LLP, One Atlantic Center, 1201 West Peachtree Street, Atlanta, Georgia 30309, and any adjournment or postponement thereof. The undersigned hereby revokes any other proxy previously executed by the undersigned for the Special Meeting. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.IF YOU SIGN, DATE AND RETURN THIS PROXY AND NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS SHOWN ON THE REVERSE SIDE. IF YOU PREFER TO VOTE SEPARATELY ON INDIVIDUAL PROPOSALS, YOU MAY DO SO BY MARKING THE APPROPRIATE BOXES AND SIGNING AND DATING ON THE REVERSE SIDE. This proxy, when properly executed, will be voted as you direct on the reverse side.Please date, sign and return this proxy card promptly.IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, PLEASE RETURN THIS CARD IN THE POSTAGE PRE-PAID ENVELOPE PROVIDED.Items to be voted on appear on the reverse side.